As filed with the Securities and Exchange Commission on February 23, 2001

                                                                File No.33-8982
                                                               ICA No. 811-4852

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                      Pre-Effective Amendment No. _____ [ ]
                       Post-Effective Amendment No. 61 [X]
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF [X]
                                      1940
                                Amendment No. 62

                             The Victory Portfolios
           (Exact name of Registrant as Specified in Trust Instrument)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Address of Principal Executive Office)

                                 (800) 362-5365
                        (Area Code and Telephone Number)

                                    Copy to:

George Stevens, Esq.                       Carl Frischling, Esq.
BISYS Fund Services                        Kramer Levin Naftalis & Frankel LLP
3435 Stelzer Road                          919 Third Avenue
Columbus, Ohio 43219                       New York, New York 10022
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

|_| Immediately upon filing pursuant (b) |X| on February 27, 2001 pursuant to
    to paragraph                             paragraph (b)
|_| 60 days after filing pursuant        |_| on (date) pursuant to
    to paragraph (a)(1)                      paragraph (a)(1)
|_| 75 days after filing pursuant to     |_| on (date) pursuant to paragraph
    paragraph (a)(2)                         (a)(2) of rule 485.

If appropriate, check the following box:

         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus


February 27, 2001


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Equity Funds

Value Fund
Class A and G Shares

Established Value Fund
Class A and G Shares

Diversified Stock Fund
Class A and G Shares

Stock Index Fund
Class A and G Shares

Growth Fund
Class A and G Shares

Special Value Fund
Class A and G Shares

Small Company Opportunity Fund
Class A and G Shares

International Growth Fund
Class A and G Shares


Nasdaq-100 Index(R) Fund
Class A and G Shares


Victory Funds
(LOGO)(R)


www.victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

                                Table of Contents

Introduction                                                          1

Risk/Return Summary for each of the Funds

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund

      Value Fund
      Class A and G Shares                                            2

      Established Value Fund
      Class A and G Shares                                            4

      Diversified Stock Fund
      Class A and G Shares                                            6

      Stock Index Fund
      Class A and G Shares                                            8

      Growth Fund
      Class A and G Shares                                           10

      Special Value Fund
      Class A and G Shares                                           12

      Small Company Opportunity Fund
      Class A and G Shares                                           14

      International Growth Fund
      Class A and G Shares                                           16


      Nasdaq-100 Index(R) Fund
      Class A and G Shares                                           18

Investments                                                          20

Risk Factors                                                         22

Share Price                                                          25

Dividends, Distributions, and Taxes                                  25

Investing with Victory
      * Choosing a Share Class                                       27
      * How to Buy Shares                                            30
      * How to Exchange Shares                                       33
      * How to Sell Shares                                           34

Organization and Management of the Funds                             36

Additional Information                                               39

Financial Highlights
      Value Fund                                                     40
      Established Value Fund                                         41
      Diversified Stock Fund                                         42
      Stock Index Fund                                               44
      Growth Fund                                                    45
      Special Value Fund                                             46
      Small Company Opportunity Fund                                 47
      International Growth Fund                                      48
      Nasdaq-100 Index(R) Fund                                       49



Key to Financial Information

Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a Fund.

Performance


A summary of the historical performance of a Fund in comparison to one or more unmanaged indices.


Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.


Shares of the Funds are:

  * Not insured by the FDIC;

  * Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

  * Subject to possible investment risks, including possible loss of the amount invested.

Introduction


This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.

Investment Strategy

Each Fund pursues its investment objective by investing primarily in equity securities. Each Fund generally seeks to provide long-term growth of capital. In addition, the Value Fund and Special Value Fund each seeks to provide dividend income. The Stock Index Fund seeks to achieve its investment objective by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Nasdaq-100 Index(R) Fund attempts to match the investment performance of the Nasdaq-100 Index.(R) However, each Fund has unique investment strategies and its own risk/reward profile. Please review the "Risk/Return Summary" for each Fund and the "Investments" section for an overview.


Risk Factors

Each Fund invests primarily in equity securities. The value of equity securities may fluctuate in response to the activities of an individual company, or in response to general market or economic conditions. There are other potential risks discussed in each "Risk/Return Summary" and in "Risk Factors."

Who May Want to Invest in the Funds

      * Investors who want a diversified portfolio

      * Investors willing to accept the risk of price and dividend fluctuations


      * Investors willing to accept higher risk in return for higher potential returns


      * Long-term investors with a particular goal, like saving for retirement or a child's education

Share Classes

Each Fund offers Class A and G Shares. See "Choosing a Share Class."

Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference.

The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

Risk/Return Summary

VALUE FUND

CLASS A SHARES
Cusip#: 926464868
SVLSX

CLASS G SHARES
Cusip#: 926464249

Investment Objective

The Value Fund seeks to provide long-term growth of capital and dividend income.

Principal Investment Strategies

The Value Fund pursues its investment objective by investing primarily in a diversified group of equity securities with an emphasis on companies with above average total return potential. The securities in the Value Fund usually are listed on a national exchange.


     KAM seeks equity securities primarily of under-valued companies that are inexpensive relative to their respective industry groups in light of the following measurements: below-average price-to-earnings ratios, below-average price-to-book ratios, lower-than-average price-to-cash-flow ratios and above-average dividend yields. KAM also may consider factors such as a company's projected future cash flows, earnings growth, return on equity, stock price volatility relative to the market, management, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.


     Under normal market conditions, the Value Fund will invest at least 80% of its total assets in equity securities and securities convertible or exchangeable into common stock.

     There is no guarantee that the Value Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Value Fund. The Value Fund is subject to the following principal risks, more fully described in "Risk Factors." The Value Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      * The market value of securities acquired by the Value Fund declines.


      * Value stocks fall out of favor relative to growth stocks.


      * The portfolio manager does not execute the Value Fund's principal investment strategies effectively.

      * A company's earnings do not increase as expected.

     An investment in the Value Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Value Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Value Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the Value Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994    0.26%
1995   33.73%
1996   22.40%
1997   27.51%
1998   26.33%
1999   11.07%
2000    4.31%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 18.21% (quarter ending December 31, 1998) and the lowest return for a quarter was -9.06% (quarter ending September 30, 1999).


     The table shows how the average annual total returns for Class A and Class G Shares of the Value Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns
(for the Periods ended      Past       Past     Since
December 31, 2000)        One Year   5 Years  Inception

Class A                    -1.70%    16.58%    16.34%(1)

S&P 500 Index(2)           -9.12%    18.33%    18.04%(1)

Class G                     4.09%      N/A      6.65%(3)

S&P 500 Index              -9.12%      N/A     -5.26%(3)

(1) Performance is from December 3, 1993, inception date of Class A Shares.

(2) The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

(3) Performance is from December 15, 1999, inception date of Class G Shares.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Value Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)      Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                              0.75%      0.75%


Distribution (12b-1) Fees                    0.00%      0.50%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.49%      1.02%

Total Fund Operating Expenses(3)             1.24%(4)   2.27%

Fee Waiver/Expense Reimbursement            (0.00)%    (0.27)%

Net Expenses                                 1.24%(4)   2.00%(5)


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) Expenses have been restated to reflect current fees.

(4) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.15%. This waiver/reimbursement may be terminated at any time.

(5) The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Value Fund will not exceed 2.00% until at least February 28, 2011. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.50%. This waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Value Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Value Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

  Class A       $694      $946       $1,217      $1,989

  Class G       $203      $627       $1,078      $2,327

Risk/Return Summary

ESTABLISHED VALUE FUND

CLASS A SHARES
Cusip#: 926464231

CLASS G SHARES
Cusip#: 926464371
GETGX

Investment Objective

The investment objective of the Established Value Fund is long-term capital growth by investing primarily in common stocks.

Principal Investment Strategies


The Established Value Fund pursues its investment objective by investing primarily in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell Midcap(R) Index. As of July 1, 2000, the Russell Midcap(R) Index included companies with capitalizations between $1.7 billion and $13 billion. The size of companies in the index changes with market conditions and the composition of the index.

     In making investment decisions, the Adviser looks primarily for companies whose stock is trading at prices below what the Adviser believes represent their true value. When selecting investments for the Established Value Fund's portfolio, the Adviser looks for the following characteristics, among others: consistent earnings growth; stable earnings growth combined with dividend yield, rising earnings prospects; price-to-book ratios and price-to-earnings ratios that are generally lower than those prevalent in the market; and the rate at which a stock's price is rising. The Adviser uses a computer model that examines the characteristics described above, among others, to assist in selecting securities that appear favorably priced.

     Under normal market conditions, the Established Value Fund will invest at least 80% of its total assets in equity securities of companies with market capitalizations within the range of companies comprising the Russell Midcap(R) Index.


     There is no guarantee that the Established Value Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Established Value Fund. The Established Value Fund is subject to the following principal risks, more fully described in "Risk Factors." The Established Value Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      * The market value of securities acquired by the Established Value Fund declines.


      * Value stocks fall out of favor relative to growth stocks.

      * Midcap stocks fall out of favor relative to stocks of larger or smaller companies.


      * The portfolio manager does not execute the Established Value Fund's principal investment strategies effectively.

      * A company's earnings do not increase as expected.

     An investment in the Established Value Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Established Value Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Established Value Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

The bar chart shows returns for Class G Shares of the Established Value Fund.


1991   22.23%
1992   10.20%
1993   20.78%
1994    0.32%
1995   26.44%
1996   19.32%
1997   22.65%
1998    6.12%
1999   17.07%
2000    8.28%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 14.28% (quarter ending September 30, 2000) and the lowest return for a quarter was -13.22% (quarter ending September 30, 1998).

     The table shows how the average annual total returns for Class G Shares of the Established Value Fund for one year, five years and ten years compared to those of two broad-based market indices.

Average Annual Total Returns
(for the Periods ended      Past      Past       Past
December 31, 2000)        One Year   5 Years   10 Years

Class G                     8.28%    14.51%    15.05%

S&P 500 Index(1)           -9.12%    18.33%    17.46%

Russell
Midcap Index(1)             8.25%    16.69%    18.28%

(1) The S&P 500 Index and the Russell Midcap Index are broad-based unmanaged indices, measuring the performance, respectively, of large and medium capitalization domestically traded common stocks. The Fund has designated the Russell Midcap Index as its benchmark because that index better reflects the Fund's investment style and strategy. Index returns do not include brokerage commissions, sales charges, or other fees and it is not possible to invest directly in an index.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Established Value Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)      Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                              0.53%      0.53%


Distribution (12b-1) Fees                    0.00%      0.50%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.93%      0.23%

Total Fund Operating Expenses                1.46%(3)   1.26%(4)





(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.10%. This waiver/reimbursement may be terminated at any time.

(4) KAM has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Established Value Fund will not exceed 1.10% until at least April 1, 2001. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.25%. This waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Established Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Established Value Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Established Value Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

  Class A       $715     $1,010      $1,327      $2,221

  Class G       $128     $  400      $  692      $1,523

Risk/Return Summary

DIVERSIFIED STOCK FUND

CLASS A SHARES
Cusip#: 926464603
SRVEX

CLASS G SHARES
Cusip#: 926464421
GRINX

Investment Objective

The Diversified Stock Fund seeks to provide long-term growth of capital.

Principal Investment Strategies

The Diversified Stock Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.

     The Adviser seeks to invest in both growth and value securities. In making investment decisions, the Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer's underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

Under normal market conditions, the Diversified Stock Fund will invest at least 80% of its total assets in equity securities of large, established companies and securities convertible or exchangeable into common stock, including:

      * Growth stocks, which are stocks of companies that the Adviser believes will experience earnings growth; and

      * Value stocks, which are stocks that the Adviser believes are intrinsically worth more than their market value.

     There is no guarantee that the Diversified Stock Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Diversified Stock Fund. The Diversified Stock Fund is subject to the following principal risks, more fully described in "Risk Factors." The Diversified Stock Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      * The market value of securities acquired by the Diversified Stock Fund declines.

        * Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

      * Value stocks fall out of favor relative to growth stocks.

      * The portfolio manager does not execute the Diversified Stock Fund's principal investment strategies effectively.

      * A company's earnings do not increase as expected.

     An investment in the Diversified Stock Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Diversified Stock Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Diversified Stock Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the Diversified Stock Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1991   23.98%
1992    9.43%
1993    9.97%
1994    3.96%
1995   35.37%
1996   24.72%
1997   28.28%
1998   23.15%
1999   20.96%
2000    1.35%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 17.60% (quarter ending December 31, 1998) and the lowest return for a quarter was -9.00% (quarter ending September 30, 1999).

     The table shows how the average annual total returns for Class A and Class G Shares of the Diversified Stock Fund for one year, five years and ten years, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns                  Past 10 Years
(for the Periods ended      Past      Past      or Since
December 31, 2000)        One Year   5 Years    Inception

Class A                    -4.48%    17.89%     16.94%(1)

S&P 500 Index(2)           -9.12%    18.33%     17.46%(1)

Class G                     1.07%      N/A       9.23%(3)

S&P 500 Index              -9.12%      N/A       2.71%(3)

(1) Ten year performance.

(2) The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

(3) Performance is from March 26, 1999, inception date of Class G Shares.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Diversified Stock Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)      Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.65%      0.65%

Distribution (12b-1) Fees                    0.00%      0.50%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.46%      0.35%

Total Fund Operating Expenses                1.11%(3)   1.50%


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.10%. This waiver/reimbursement may be terminated at any time.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Diversified Stock Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Diversified Stock Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Diversified Stock Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years


  Class A       $682      $908       $1,151      $1,849

  Class G       $153      $474       $  818      $1,791

Risk/Return Summary

STOCK INDEX FUND

CLASS A SHARES
Cusip#: 926464850
SSTIX

CLASS G SHARES
Cusip#: 926464355
VINGX

Investment Objective


The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the S&P 500 Index.(*)


Principal Investment Strategies


The Stock Index Fund pursues its investment objective by attempting to duplicate the performance of the S&P 500 Index. The Stock Index Fund primarily invests in many of the equity securities that are in the S&P 500 Index, including American Depository Receipts (ADRs), and secondarily in related futures and options contracts.

     The Stock Index Fund normally will invest in all stocks that comprise the Index in roughly the same proportions as their weightings in the Index. For example, if 5% of the Index is made up of a stock of a particular company, the Stock Index Fund normally will invest approximately 5% of its assets in that company. To minimize small positions and transactions expenses, the Stock Index Fund need not invest in every stock included in the S&P 500 Index. The Stock Index Fund may purchase stocks that are not included in the S&P 500 Index if the Adviser believes that these investments will reduce "tracking error." Tracking error refers to the difference between the Stock Index Fund's investment results, before expenses, and that of the S&P 500 Index.


     The Stock Index Fund is not managed in the traditional sense using economic, financial, and market analysis. Therefore, the Stock Index Fund will not sell a stock that is underperforming as long as it remains in the S&P 500 Index. Brokerage costs, fees, operating expenses, and tracking errors will normally result in the Stock Index Fund's total return being lower than that of the S&P 500 Index.

     There is no guarantee that the Stock Index Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Stock Index Fund. The Stock Index Fund is subject to the following principal risks, more fully described in "Risk Factors." The Stock Index Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      * The market value of securities acquired by the Stock Index Fund declines.

      * The portfolio manager does not execute the Stock Index Fund's principal investment strategies effectively.


      * Derivative instruments, including futures or options contracts used for asset substitution, do not perfectly replicate direct investment in the Index.

     In addition, the Stock Index Fund may purchase, retain, and sell securities when such transactions would not be consistent with traditional investment criteria. The Stock Index Fund generally will remain fully invested in common stocks even when stock prices generally are falling. Accordingly, an investor is exposed to a greater risk of loss from fluctuations in the value of such securities than would be the case if the Stock Index Fund was not fully invested, regardless of market conditions.

     By itself, the Stock Index Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather sudden and sometimes substantial changes in the value of their investment.

     An investment in the Stock Index Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(*) "Standard & Poor's 500" and "S&P 500" are trademarks of McGraw-Hill Companies Inc., which does not sponsor and is in no way affiliated with the Stock Index Fund.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Stock Index Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the Stock Index Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994    0.92%
1995   36.47%
1996   22.18%
1997   32.40%
1998   27.70%
1999   20.23%
2000   -9.62%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 21.11% (quarter ending December 31, 1998) and the lowest return for a quarter was -10.01% (quarter ending September 30, 1998).


     The table shows how the average annual total returns for Class A and Class G Shares of the Stock Index Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns
(for the Periods ended      Past       Past      Since
December 31, 2000)        One Year   5 Years   Inception

Class A                   -14.82%    16.17%    16.40%(1)

S&P 500 Index(2)           -9.12%    18.33%    18.04%(1)

Class G                    -9.81%      N/A     -3.05%(3)

S&P 500 Index              -9.12%      N/A     -1.42%(2)

(1) Performance is from December 3, 1993, inception date of Class A Shares.

(2) The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

(3) Performance is from July 1, 1999, inception date of Class G Shares.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Stock Index Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)      Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.60%      0.60%

Distribution (12b-1) Fees                    0.00%      0.00%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class G Shares)                              0.21%      0.58%

Total Fund Operating Expenses                0.81%(3)   1.18%(3)





(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A and Class G Shares of the Fund for any period during which these waivers or reimbursements are in effect do not exceed 0.60% and 0.85%, respectively. These waivers/reimbursements may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Stock Index Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Stock Index Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Stock Index Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 Year    3 Years     5 Years    10 Years

  Class A       $653      $819        $999       $1,519


  Class G       $120      $375        $649       $1,432

Risk/Return Summary

GROWTH FUND

CLASS A SHARES
Cusip#: 926464793
SGRSX

CLASS G SHARES
Cusip#: 926464256

Investment Objective

The Growth Fund seeks to provide long-term growth of capital.

Principal Investment Strategies

The Growth Fund pursues its investment objective by investing primarily in equity securities of companies with superior prospects for long-term earnings growth and price appreciation. The issuers usually are listed on a nationally recognized exchange.

     In making investment decisions, the Adviser will look for above average growth rates, high return on equity, issuers that reinvest their earnings in their business, and strong balance sheets.

     Under normal market conditions, the Growth Fund will invest at least 80% of its total assets in common stocks and securities convertible into common stocks.

     There is no guarantee that the Growth Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Growth Fund. The Growth Fund is subject to the following principal risks, more fully described in "Risk Factors." The Growth Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      * The market value of securities acquired by the Growth Fund declines.

        * Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

      * The portfolio manager does not execute the Growth Fund's principal investment strategies effectively.

      * A company's earnings do not increase as expected.

     An investment in the Growth Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Growth Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and do not require significant current income from their investments.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Growth Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the Growth Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994   -0.50%
1995   31.47%
1996   24.95%
1997   31.35%
1998   37.18%
1999   17.90%
2000  -10.98%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 22.81% (quarter ending December 31, 1998) and the lowest return for a quarter was -9.16% (quarter ending December 31, 2000).

     The table shows how the average annual total returns for Class A and Class G Shares of the Growth Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns
(for the Periods ended      Past       Past      Since
December 31, 2000)        One Year   5 Years   Inception

Class A                   -16.09%    17.37%    16.37%(1)

S&P 500 Index(2)           -9.12%    18.33%    18.04%(1)

Class G                   -11.19%      N/A     -7.68%(3)

S&P 500 Index              -9.12%      N/A     -5.26%(3)

(1) Performance is from December 3, 1993, inception date of Class A Shares.

(2) The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

(3) Performance is from December 15, 1999, inception date of Class G Shares.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Growth Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)      Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                              0.75%      0.75%


Distribution (12b-1) Fees                    0.00%      0.50%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.50%      0.51%

Total Fund Operating Expenses                1.25%(3)   1.76%(4)





(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.20%. This waiver/reimbursement may be terminated at any time.

(4) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.50%. This waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Growth Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Growth Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

  Class A       $695      $949       $1,222      $1,999

  Class G       $179      $554       $  954      $2,073

Risk/Return Summary

SPECIAL VALUE FUND

CLASS A SHARES
Cusip#: 926464843
SSVSX

CLASS G SHARES
Cusip#: 926464264

Investment Objective

The Special Value Fund seeks to provide long-term growth of capital and dividend income.

Principal Investment Strategies


The Special Value Fund pursues its investment objective by investing primarily in equity securities of companies with market capitalizations at the time of purchase within the range of companies comprising the Standard and Poor's Mid-Cap Index ("S&P Mid-Cap Index"). As of December 31, 2000, the S&P Mid-Cap Index included companies with capitalizations between $103 million and $13.1 billion. The size of companies in the index changes with market conditions and the composition of the index.


     The Adviser looks for companies with above average total return potential whose equity securities are under-valued. KAM looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios. KAM may consider factors such as a company's earnings growth, dividend payout ratio, return on equity, stock price volatility relative to the market, new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.


     Under normal conditions the Special Value Fund will invest at least 80% of its total assets in equity securities of companies with market capitalizations within the range of companies comprising the S&P Mid-Cap Index.


     There is no guarantee that the Special Value Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Special Value Fund. The Special Value Fund is subject to the following principal risks, more fully described in "Risk Factors." The Special Value Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      * The market value of securities acquired by the Special Value Fund declines.


        * Midcap stocks fall out of favor relative to stocks of larger or smaller companies.


        * Value stocks fall out of favor relative to growth stocks.

      * The portfolio manager does not execute the Special Value Fund's principal investment strategies effectively.

      * A company's earnings do not increase as expected.

     An investment in the Special Value Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Special Value Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Special Value Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the Special Value Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994    1.27%
1995   26.80%
1996   19.22%
1997   27.79%
1998   -9.08%
1999   -1.26%
2000   24.72%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 14.13% (quarter ending December 31, 1998) and the lowest return for a quarter was -20.87% (quarter ending September 30, 1998).


     The table shows how the average annual total returns for Class A and Class G Shares of the Special Value Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns
(for the Periods ended      Past       Past      Since
December 31, 2000)        One Year   5 Years   Inception

Class A                    17.52%     9.97%    11.25%(1)

S&P 400
Mid-Cap Index(2)           17.50%    20.41%    17.84%(1)

Class G                    24.31%      N/A     29.04%(3)

S&P 400
Mid-Cap Index              17.50%      N/A     21.87%(2)

(1) Performance is from December 3, 1993, inception date of Class A Shares.

(2) The S&P 400 Mid-Cap Index is a broad-based unmanaged index that measures the performance of medium capitalization domestically traded common stocks. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

(3) Performance is from December 21, 1999, inception date of Class G Shares.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Special Value Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)      Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                              0.80%      0.80%


Distribution (12b-1) Fees                    0.00%      0.50%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.58%     21.81%

Total Fund Operating Expenses                1.38%(3)  23.11%

Fee Waiver/Expense Reimbursement            (0.00)%   (21.11)%

Net Expenses                                 1.38%      2.00%(4)


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) Expenses have been restated to reflect current fees. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.30%. This waiver/reimbursement may be terminated at any time.

(4) The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Special Value Fund do not exceed 2.00% until at least February 28, 2011. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.60%. This waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Special Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Special Value Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Special Value Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

  Class A       $707      $987       $1,287      $2,137

  Class G       $203      $627       $1,078      $2,327

Risk/Return Summary

SMALL COMPANY OPPORTUNITY FUND

CLASS A SHARES
Cusip#: 926464835
SSGSX

CLASS G SHARES
Cusip#: 926464389
GOGFX

Investment Objective

The Small Company Opportunity Fund seeks to provide capital appreciation.

Principal Investment Strategies

The Small Company Opportunity Fund invests primarily in common stocks of smaller companies that show the potential for high earnings growth in relation to their price-earnings ratio. The Adviser considers small companies to be companies with capitalizations of $2 billion or less. The Small Company Opportunity Fund may continue to hold an investment made in a small company after its market capitalization exceeds this level. The Adviser uses a computer model to select securities that appear favorably priced.

Under normal market conditions, the Small Company Opportunity Fund:

      * Will invest at least 80% of its total assets in equity securities of small companies. These equity investments include:

        * Common stock

        * Convertible preferred stock

        * Debt convertible or exchangeable into equity securities

There is no guarantee that the Small Company Opportunity Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Small Company Opportunity Fund. The Small Company Opportunity Fund is subject to the following principal risks, more fully described in "Risk Factors." The Small Company Opportunity Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      * The market value of securities acquired by the Small Company Opportunity Fund declines.

        * Value stocks fall out of favor relative to growth stocks.

        * Smaller, less seasoned companies lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions.

      * The portfolio manager does not execute the Small Company Opportunity Fund's principal investment strategies effectively.

      * A company's earnings do not increase as expected.

     An investment in the Small Company Opportunity Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Small Company Opportunity Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Small Company Opportunity Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

     The bar chart shows returns for Class G Shares of the Small Company Opportunity Fund.


1991   35.92%
1992   14.31%
1993   11.07%
1994   -2.18%
1995   26.76%
1996   19.47%
1997   31.18%
1998   -6.93%
1999   -1.08%
2000   22.69%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 20.24% (quarter ending March 31, 1991) and the lowest return for a quarter was -19.96% (quarter ending September 30, 1998).

     The table shows how the average annual total returns for Class A and Class G Shares of the Small Company Opportunity Fund for one year, five years and ten years compare to those of a broad-based market index.


Average Annual Total Returns                 Past 10 Years
(for the Periods ended      Past      Past     or Since
December 31, 2000)        One Year   5 Years   Inception

Class A                    15.80%      N/A     16.71%(1)

Russell 2000 Index(2)      -3.01%      N/A     13.23%(1)

Class G                    22.69%    12.10%    14.25%(3)

Russell 2000 Index         -3.01%    10.31%    15.53%(3)

(1) Performance is from March 26, 1999, inception date of Class A Shares.

(2) The Russell 2000 Index is a broad-based unmanaged index that measures the performance of small capitalization domestically traded common stocks. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

(3) Ten year performance.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Small Company Opportunity Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)      Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                              0.63%      0.63%


Distribution (12b-1) Fees                    0.00%      0.50%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.62%      0.27%

Total Fund Operating Expenses                1.25%(3)   1.40%(4)





(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.15%. This waiver/reimbursement may be terminated at any time.

(4) KAM has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Small Company Opportunity Fund do not exceed 1.30% until at least April 1, 2001. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.30%. This waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Small Company Opportunity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Small Company Opportunity Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Small Company Opportunity Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

  Class A       $695      $949       $1,222      $1,999

  Class G       $143      $443       $  766      $1,680

Risk/Return Summary

INTERNATIONAL GROWTH FUND

CLASS A SHARES
Cusip#: 926464702
SIDSX

CLASS G SHARES
Cusip#: 926464439
INTFX

Investment Objective

The International Growth Fund seeks to provide capital growth consistent with reasonable investment risk.

Principal Investment Strategies

The International Growth Fund pursues its objective by investing primarily in equity securities of foreign corporations, most of which are denominated in foreign currencies.

     The International Growth Fund will invest most of its assets in securities of companies traded on exchanges outside of the U.S., including developed and emerging countries. In making investment decisions, KAM and Indocam International Investment Services, S.A., the International Growth Fund's sub-adviser, may analyze the economies of foreign countries and the growth potential for individual sectors and securities.

Under normal market conditions, the International Growth Fund:

      * Will invest at least 65% of its total assets in:

        * Securities (including "sponsored" and "unsponsored" ADRs) of companies that derive more than 50% of their gross revenues from, or have more than 50% of their assets, outside the United States; and

        * Securities for which the principal trading markets are located in at least three different countries (excluding the United States); and

      * The International Growth Fund may invest up to 20% of its total assets in securities of companies located in emerging countries.

     There is no guarantee that the International Growth Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the International Growth Fund. The International Growth Fund is subject to the following principal risks, more fully described in "Risk Factors." The International Growth Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      * Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

      * The prices of foreign securities issued in emerging countries experience more volatility because the securities markets in these countries may not be well established.

      * The market value of securities acquired by the International Growth Fund declines.

      * The portfolio manager does not execute the International Growth Fund's principal investment strategies effectively.

     An investment in the International Growth Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The International Growth Fund may be appropriate for investors who are comfortable with assuming the added risks associated with stocks that do not pay out significant portions of their earnings as dividends. It also may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies. By itself, the International Growth Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and do not require significant current income from their investments.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the International Growth Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the International Growth Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1991    9.75%
1992   -6.41%
1993   35.91%
1994    2.72%
1995    7.71%
1996    6.29%
1997    2.33%
1998   17.48%
1999   41.92%
2000  -24.93%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 29.84% (quarter ending December 31, 1999) and the lowest return for a quarter was -15.23% (quarter ending September 30, 1998).


     The table shows how the average annual total returns for Class A and Class G Shares of the International Growth Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns                  Past 10 Years
(for the Periods ended      Past      Past      or Since
December 31, 2000)        One Year   5 Years   Inception

Class A                   -29.25%     5.11%     7.08%(1)

MSACWI Free
ex USA Index(2)           -15.08%     6.73%     8.31%(1)

Class G                   -29.25%      N/A      5.27%(3)

MSACWI Free
ex USA Index              -15.08%      N/A      4.81%(3)

(1) Ten year performance.

(2) The Morgan Stanley All Country World Index Free ex USA is a widely recognized unmanaged index of common stock prices with country weightings of international companies. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

(3) Performance is from March 26, 1999, inception date of Class G Shares.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the International Growth Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)      Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              1.10%      1.10%

Distribution (12b-1) Fees                    0.00%      0.50%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.72%      0.46%

Total Fund Operating Expenses                1.82%(3)   2.06%(4)





(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.75%. This waiver/reimbursement may be terminated at any time.

(4) The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the International Growth Fund do not exceed 2.00% until at least April 1, 2001. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 2.00%. This waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the International Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the International Growth Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Growth Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

  Class A       $749     $1,115      $1,504      $2,589

  Class G       $209     $  646      $1,108      $2,390

Risk/Return Summary

NASDAQ-100 INDEX(R) FUND

CLASS A SHARES
Cusip#: 926464223

CLASS G SHARES
Cusip#: 926464215

Investment Objective

The Nasdaq-100 Index(R) Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Nasdaq-100 Index(R) Fund pursues its investment objective by attempting to duplicate the performance of the Nasdaq-100 Index(R) (the Index). The stocks that make up this Index are currently heavily weighted in the technology sector. The Nasdaq-100 Index(R) Fund primarily invests in securities that are in the Index, including American Depository Receipts
(ADRs), and secondarily in related futures and options contracts.

     The Nasdaq-100 Index(R) Fund normally will invest in all stocks that comprise the Index in roughly the same proportions as their weightings in the Index. For example, if 5% of the Index is made up of a stock of a particular company, the Nasdaq-100 Index(R) Fund normally will invest approximately 5% of its assets in that company. To minimize small positions and transaction expenses, the Nasdaq-100 Index(R) Fund need not invest in every stock included in the Index. The Nasdaq-100 Index(R) Fund may purchase stocks that are not included in the Index if the Adviser believes that these investments will reduce "tracking error." Tracking error refers to the difference between the Nasdaq-100 Index(R) Fund's investment results, before expenses, and that of the Index. The Adviser will monitor the performance of the Nasdaq-100 Index(R) Fund against the Index and will adjust the Nasdaq-100 Index(R) Fund's holdings, as necessary, to minimize tracking error. If the Adviser cannot maintain a correlation of 0.95 or better, the Nasdaq-100 Index(R) Fund's Board of Trustees will consider alternative arrangements.

     The Nasdaq-100 Index(R) Fund is not managed in the traditional sense of using economic, financial, and market analysis. Therefore, the Nasdaq-100 Index(R) Fund will not sell a stock that is underperforming as long as it remains in the Index. Brokerage costs, fees, operating expenses, and tracking errors will normally result in the Nasdaq-100 Index(R) Fund's total return being lower than that of the Index.

     The Nasdaq-100 Index(R) Fund is non-diversified, which means that it may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. In addition, the Nasdaq-100 Index(R) Fund may invest more than 25% of its total assets in a single industry (industry concentration) to the extent necessary to track the Index.

     There is no guarantee that the Nasdaq-100 Index(R) Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Nasdaq-100 Index(R) Fund. The Nasdaq-100 Index(R) Fund is subject to the following principal risks, more fully described in "Risk Factors." The Nasdaq-100 Index(R) Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      * The market value of securities acquired by the Nasdaq-100 Index(R) Fund declines.

      * The portfolio manager does not execute the Nasdaq-100 Index(R) Fund's principal investment strategies effectively.

      * Derivative instruments, including futures or options contracts used for asset substitution, do not perfectly replicate investment in the Index.

      * A decline in a stock or industry sector in which the Nasdaq-100 Index(R) Fund is heavily invested could cause the Nasdaq-100 Index(R) Fund to lose more money than if it were diversified or did not have to concentrate its investments in a single industry in order to track the Index.

      * Smaller, less seasoned companies lose market share or revenue to a greater extent than larger, established companies as a result of deteriorating economic conditions.

      * Technology companies experience obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

     In addition, the Nasdaq-100 Index(R) Fund may purchase, retain, and sell securities when such transactions would not be consistent with traditional investment criteria. The Nasdaq-100 Index(R) Fund generally will remain fully invested in common stocks even when stock prices generally are falling. Therefore, an investor is exposed to a greater risk of loss from fluctuations in the value of such securities than would be the case if the Nasdaq-100 Index(R) Fund was not fully invested, regardless of market conditions.

     By itself, the Nasdaq-100 Index(R) Fund does not constitute a complete investment plan and should be considered a long-term investment for investors looking for an aggressive growth stock fund and who can afford to weather sudden and sometimes substantial changes in the value of their investment. Recently, the Index has shown more volatility in comparison to other broader benchmarks such as the S&P 500 Index.

     An investment in the Nasdaq-100 Index(R) Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance of Index

The Nasdaq-100 Index(R) Fund does not yet have a full year of performance information as of the date of this Prospectus and therefore its performance information is not presented.

     The following chart shows the performance of the Index for the ten years ending December 31, 2000. Past performance of the Index does not indicate how it will perform in the future. Recently, the Index has been more volatile than the general stock market and this volatility may continue. The past performance of the Index should not be viewed as representative of the Nasdaq-100 Index(R) Fund's future performance. Because of expenses, it is expected that the Nasdaq-100 Index(R) Fund's performance will be lower than that of the Index.

Performance of Nasdaq-100(R) Index*

Year ended December 31,

1991   64.99%
1992    8.86%
1993   10.58%
1994    1.50%
1995   42.54%
1996   42.54%
1997   20.63%
1998   85.31%
1999  101.95%
2000  -36.91%

*Does not reflect reinvestment of dividends.

See page 21 of this Prospectus for information about the Nasdaq-100 Index(R).


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Nasdaq-100 Index(R) Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)      Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.60%      0.60%

Distribution (12b-1) Fees                    0.00%      0.00%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class G Shares)                              3.28%      2.86%

Total Fund Operating Expenses                3.88%      3.46%

Fee Waiver/Expense Reimbursement            (3.28)%    (2.66)%

Net Expenses(3)                              0.60%      0.80%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser has contractually agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses of Class A and Class G Shares of the Nasdaq-100 Index(R) Fund do not exceed 0.60% and 0.80%, respectively, until at least February 28, 2002.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Nasdaq-100 Index(R) Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Nasdaq-100 Index(R) Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Nasdaq-100 Index(R) Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year             3 Years

  Class A                      $633              $1,405

  Class G                      $ 82              $  814

(1) This Example assumes that Net Annual Fund Operating Expenses will equal 0.60% and 0.80% for Class A and Class G Shares, respectively, for the one year period, and will equal 3.88% and 3.46%, respectively, thereafter.

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions to achieve their investment objectives. All Funds will not buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

     For a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).

U.S. Equity Securities.

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

Equity Securities of Companies Traded on Foreign Exchanges.

Can include common stock and securities convertible into stock of non-U.S. corporations.

Equity Securities of Foreign Companies Traded on U.S. Exchanges.

Can include common stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depository Receipts (ADRs) and Global Depository Receipts (GDRs).


Forward Currency Contracts.

A Fund may enter into forward foreign currency contracts in order to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.


*Futures Contracts and Options on Futures Contracts.


Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. A Fund may invest in futures in an effort to hedge against market risk, or as a temporary substitute for buying or selling securities, foreign currencies or for temporary cash management purposes. The Stock Index Fund and the Nasdaq-100 Index(R) Fund may invest in futures and options on futures contracts as a substitution for stocks in their respective indices. There is no assurance that any Fund will engage in any hedging transactions.

Investment Companies.

A Fund may invest in securities of other investment companies, including unit investment trusts and exchange traded funds, if those companies invest in securities consistent with the Fund's investment objective and policies.


*Derivative Instruments: Indicates a "derivative instrument" whose value is linked to or derived from another security, instrument, or index.

About the Nasdaq-100 Index(R)

The Nasdaq-100 Index(R) is made up of the 100 largest non-financial stocks traded on the Nasdaq Stock Market. The Index reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. There are also minimum trading and listing history requirements. The Index is a modified market capitalization weighted index; Nasdaq reviews the composition of the Index quarterly and will adjust weightings using a proprietary algorithm if certain weight distributions are not met. Because of the possible concentration in a specific sector or company, high volatility or poor performance of the sector or company may directly affect the Fund's performance. Companies issuing individual stocks that make up the Index have total market capitalizations ranging in size from $1.9 billion to $261 billion as of January 2, 2001.

About the Standard & Poor's 500 Stock Price Index

The S&P 500 Index is made up of 500 stocks chosen based on capitalization, liquidity, and industry representation. The portion of the Index made up of each stock in the Index is based on the relative capitalization of each company, so that the largest capitalization companies make up the largest portions of the Index. As of November 30, 2000, the capitalization of the largest company in the Index was $491 billion and the capitalization of the smallest company in the Index was $155 million.

Nasdaq(R), Nasdaq-100(R), and Nasdaq-100 Index(R) are registered trademarks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and are licensed by the Nasdaq-100 Index(R) Fund. The Nasdaq-100 Index(R) Fund has not been passed on by the Corporations as to its legality or suitability. The Nasdaq-100 Index(R) Fund is not issued, endorsed, sold, or promoted by the Corporations.

     The Corporations make no express or implied warranties, and disclaim all warranties including all warranties of merchantability or fitness for a particular purpose with respect to the Fund/Index (meaning the Nasdaq-100 Index, the Nasdaq-100 Index(R) Fund, their use, the results to be obtained from their use, and/or any data included therein). The Corporations shall have no liability for any damages, claims, losses, or expenses with respect to the Nasdaq-100 Index(R) Fund/Index. The Corporations shall have no liability for any lost profits or special, punitive, incidental, indirect, or consequential damages, even if notified of the possibility of such damages.

     For more details, see the disclaimer in the Statement of Additional Information.

Risk Factors

This Prospectus describes the principal risks that you may assume as an investor in the Funds.

     This table summarizes the principal risks, described in the following pages, to which the Funds are subject.



                                                                                          Small
                                        Established  Diversified  Stock          Special  Company      International  Nasdaq-100
                                 Value  Value        Stock        Index  Growth  Value    Opportunity  Growth         Index(R)
                                 Fund   Fund         Fund         Fund   Fund    Fund     Fund         Fund           Fund

Market risk and                  X      X            X            X      X       X        X            X              X
manager risk

Equity risk                      X      X            X            X      X       X        X            X              X

Currency risk and/or
foreign investments risk                                          X                                    X              X

Correlation risk                                                  X                                                   X

Non-diversification/
concentration risk                                                                                                    X

Small capitalization
company risk                                                                              X                           X

General risks:


      * Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

      * Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risk associated with investing in equity securities:

      * Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

Risks associated with investing in foreign securities:

     * Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Political and economic risks, along with other factors, could adversely affect the value of the International Growth Fund's securities.


     * Foreign investments risk. Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

     Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and investments in U.S. companies that have significant foreign operations.


Risk associated with futures and options contracts:


     * Correlation risk. Futures and options contracts can be used in an effort to hedge against certain risks. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Fund. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses. There is no assurance that any Fund will engage in any hedging transactions. Futures contracts and options can also be used as a substitute for the securities to which they relate. For example, if a Fund seeks to participate in the performance of the S&P 500 Index or Nasdaq-100 Index(R) prior to purchasing the component securities or is unable to acquire a sufficient amount of a particular security that is represented in the Index, the Fund may enter into a futures contract or a related option in order to minimize the Fund's tracking error. Correlation risk is the risk that the market value of the futures contracts or options does not correspond to the market value of the underlying securities. In this case, the Fund's investment in the futures contracts or options may actually increase tracking error rather than reduce it.


It is important to keep in mind onebasic principle ofinvesting: the greater the risk, the greater thepotential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

An investment in a Fund is not a complete investment program.

Particular risks of the Nasdaq-100 Index(R) Fund:

     * Non-diversification/concentration risk. The Nasdaq-100 Index(R) Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Nasdaq-100 Index(R) Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund. In addition, in tracking the Index, the Nasdaq-100 Index(R) Fund may have a considerable portion of its assets invested in one or more sectors of the market. This may lead to greater price fluctuation than would occur with a fund invested in a wider spectrum of industries, and may make the Nasdaq-100 Index(R) Fund particularly susceptible to events affecting an industry in which the Nasdaq-100 Index(R) Fund concentrates its investments. The Nasdaq-100 Index(R) Fund will invest more than 25% of its total assets in a particular industry or more in a particular company than if it were a diversified company only if necessary to track its index.

     * Technology stock risk. Companies in the technology sector currently comprise a substantial part of the Nasdaq-100 Index.(R) The market value of these securities has been substantially more volatile than securities in the broader stock market. An investment in the Nasdaq-100 Index(R) Fund is subject to the risk that sudden and severe declines in technology stocks can cause severe losses in the value of its shares.

Particular risks of the Stock Index Fund and the Nasdaq-100 Index(R) Fund:

     * Tracking error. The Stock Index Fund and the Nasdaq-100 Index(R) Fund (the "Index Funds") may not track their respective index perfectly because differences between the index and the Fund's portfolio can cause differences in performance. The Adviser purchases securities and other instruments, including futures contracts and options, in an attempt to replicate the performance of the index. However, the tools that the Adviser uses to replicate the index are not perfect and the Index Funds' performance is affected by factors such as the size of the Index Funds' portfolio, transaction costs, the extent and timing of cash flows in and out of the Index Funds and changes in the index. In particular, the market value of futures contracts and options used as a substitute for their underlying securities may not correspond to the market value of the underlying securities. In this case, the Index Funds' investment in these derivative instruments may actually increase tracking error rather than reduce it.

Share Price


Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.


     A Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares if the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.

     The Funds value their investments based on market value. When market quotations are not readily available, the Funds value their investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

      Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding


     You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at http://www.victoryfunds.com.


The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Dividends, Distributions, and Taxes


As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.


     Ordinarily, each Fund described in this Prospectus declares and pays dividends quarterly. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways.

      REINVESTMENT OPTION

      You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Buying a Dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

      CASH OPTION

      A check will be mailed to you no later than seven days after the dividend payment date.

      INCOME EARNED OPTION

      You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

      DIRECTED DIVIDENDS OPTION


      In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


Important Information about Taxes


Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

      * Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

      * Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

      * An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

      * Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

      * Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

      * Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

      * A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

      * You should review the more detailed discussion of federal income tax considerations in the SAI.


The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

INVESTING WITH VICTORY


If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A or Class G Shares of a Fund. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of a Fund.


     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Choosing a Share Class

Each Fund offers Class A and G Shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

CLASS A

 * Front-end sales charge, as described on the next page. There are several ways to reduce this charge.

 * Lower annual expenses, generally, than Class G Shares.

CLASS G

 * No front-end sales charge. All your money goes to work for you right away.

 * Class G Shares are sold only by certain broker-dealers.

Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

                                  Sales Charge                 Sales Charge
                                  as a % of                    as a % of
Your Investment in the Fund       Offering Price               Your Investment

Up to $49,999                         5.75%                        6.10%

$50,000 up to $99,999                 4.50%                        4.71%

$100,000 up to $249,999               3.50%                        3.63%

$250,000 up to $499,999               2.50%                        2.56%

$500,000 up to $999,999               2.00%                        2.04%

$1,000,000 and above*                 0.00%                        0.00%

*Except as indicated in the last sentence of this note, there is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. The initial sales charge exemption for investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $999,999.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

For historical expense information on Class A and G Shares, see the "Financial Highlights" at the end of this Prospectus.

Sales Charge Reductions and Waivers for Class A Shares

You may qualify for reduced sales charges in the following cases:


     1. A Letter of Intent lets you buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount.


     2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

     3. You can combine Class A Shares of multiple Victory Funds, (excluding funds sold without a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.


     4. Victory will completely waive the sales charge (for Class A Shares) in the following cases:

        a. Purchases by current and retired Fund Trustees or officers; directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Administrator belongs.

        b. Purchases for trust or other advisory accounts established with KeyCorp or its affiliates.

        c. Reinvestment of proceeds from a liquidation distribution of Class AShares held in a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank N.A. and its affiliates or the Victory Group.

        d. Purchases by Investment Professionals for fee-based investment products or accounts, and selling brokers and their sales representatives.

        e. Purchases in connection with bundled omnibus retirement programs sponsored by financial institutions.

        f. Purchases by participants in the Victory Investment Program.

        g. Participants in tax-deferred retirement plans who purchased shares pursuant to waiver provisions in effect prior to December 15, 1999.


*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

         There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

Shareholder Servicing Plan


Each Fund, other than the Stock Index Fund and the Nasdaq-100 Index(R) Fund, has adopted a Shareholder Servicing Plan for its Class A Shares. The Shareholder Servicing Plan also applies to Class G Shares of the Stock Index Fund and the Nasdaq-100 Index(R) Fund. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank N.A. and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plan


In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class G Shares of each Fund, other than the Stock Index Fund and the Nasdaq-100 Index(R) Fund. Under the Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of each Fund's average daily net assets. The fee is paid for general distribution services, for selling Class G Shares of each of these Funds and for providing personal services to shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of a Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyCorp and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

     Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A Shares of each Fund and Class G Shares of the Stock Index Fund and Nasdaq-100 Index(R) Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

     The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated financial institutions that provide administrative and recordkeeping services or provide distribution services to the Funds. These amounts would be in addition to amounts paid by the Funds.

How to Buy Shares


You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If you buy shares directly from the Funds and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.


Make your check payable to: The Victory Funds


Beginning March 19, 2001 for Class G Shares and April 23, 2001 for Class A and Class B Shares, the addresses below should be used. Before those dates use the addresses on the next page. The telephone number remains the same.

Keep the following addresses handy for purchases, exchanges, or redemptions:

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

Call for wire instructions and confirmation number after instructing your bank to wire funds. Call 800-539-FUND to advise us of the amount being wired and the name of your bank.

BY TELEPHONE

800-539-FUND
(800-539-3863)

Use the following addresses until March 16, 2001 for Class G Shares and until April 20, 2001 for Class A and Class B Shares. After that date, use the addresses listed on the previous page. The telephone number remains the same.


Keep the following addresses handy for purchases, exchanges, or redemptions:

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

Class G Shares
The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202

Class A Shares
The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

Class G Shares
The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202
Phone: 800-539-FUND

Class A Shares
The Victory Funds
c/o Boston Financial
Data Services
66 Brooks Drive
Braintree, MA 02184
Phone: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring funds.

Class G Shares
The Victory Funds
Firstar Bank
ABA #042000013

For Credit to DDA
Account #8355281

(insert Fund name, account number and name)

Class A Shares
The Victory Funds
State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1

(insert account number, name, and confirmation number assigned by the Transfer Agent)

BY TELEPHONE

800-539-FUND
(800-539-3863)

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan


To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.


Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.


All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. The Funds reserve the right to not accept third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares


You can sell shares of one fund of The Victory Portfolios to buy shares of the same class of any other. This is considered an exchange. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.


You can exchange shares of a Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

* Shares of the fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* If you acquire Class A Shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund as a result of an exchange from another fund of the Victory Group that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

* On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.


* You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.


* Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.


* An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.


* Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.

You can obtain a list of funds available for exchange by calling
800-539-FUND.

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.

BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;


* Wire funds to a previously designated domestic financial institution;


* Mail a check to a previously designated alternate address; or


* Electronically transfer your redemption via the Automated Clearing House
  (ACH) to a previously designated domestic financial institution.


     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL


Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:





* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account;

* The redemption proceeds are being transferred to another Victory Group account with a different registration; or

* The check or wire is being sent to a different bank account.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions


      * Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.


      * A Fund may suspend your right to redeem your shares in the following circumstances:

        * During non-routine closings of the NYSE;

        * When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

        * When the SEC orders a suspension to protect the Fund's shareholders.

      * Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of a Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash

Organization and Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

About Victory


Each Fund is a member of The Victory Portfolios, a group of 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


The Investment Adviser and Sub-Administrator


Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $75 billion for individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

     For the fiscal year ended October 31, 2000, KAM was paid advisory fees based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.

   Value Fund                               0.78%

   Established Value                        0.46%

   Diversified Stock Fund                   0.64%

   Stock Index Fund                         0.51%

   Growth Fund                              0.77%

   Special Value Fund                       0.81%

   Small Company Opportunity Fund           0.62%

   International Growth Fund                1.05%

   Nasdaq-100 Index(R) Fund                 0.00%


     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

Portfolio Management


Neil A. Kilbane is the lead portfolio manager and Robert M. Siewert is the associate portfolio manager of the Value Fund. Mr. Kilbane, a Chartered Financial Analyst Charter Holder, has been the portfolio manager of the Value Fund since April 1998. He is a Portfolio Manager and Managing Director of KAM and has been in the investment business since 1986. Mr. Siewert, a Chartered Financial Analyst Charter Holder, is a Portfolio Manager of KAM and has been with KAM or an affiliate since 1993. He has been associate portfolio manager of the Fund since February 2000.

William J. Leugers, Jr., Daniel R. Shick and Gary H. Miller have been the co-portfolio managers of the Established Value Fund and its predecessor, the Gradison Established Value Fund since 1984, 1993 and 1998, respectively. Messrs. Leugers and Shick are Portfolio Managers and Managing Directors of Gradison McDonald. Mr. Miller has been a Vice President and Portfolio Manager of Gradison McDonald since 1998; prior to which he was a Portfolio Trader with Gradison McDonald since 1993. Messrs. Leugers, Shick and Miller are also co-portfolio managers of the Small Company Opportunity Fund and together are primarily responsible for that Fund's portfolio.

Lawrence G. Babin is the lead portfolio manager, Paul D. Danes is the portfolio manager and Carolyn Raines is the associate portfolio manager of the Diversified Stock Fund. Mr. Babin has been the portfolio manager of the Diversified Stock Fund since its inception in 1989. A Chartered Financial Analyst Charter Holder, Mr. Babin is a Portfolio Manager and Managing Director of Key Asset Management (KAM). Mr. Danes has been a portfolio manager of the Fund since July 2000. He is a Portfolio Manager and Managing Director with KAM and has been associated with KAM or an affiliate since 1987. Ms. Raines is a Portfolio Manager Associate of KAM and has been with KAM or an affiliate since 1998. She has been associate portfolio manager of the Fund since June 2000.

Ernest C. Pelaia is the portfolio manager of the Stock Index Fund and the Nasdaq-100 Index(R) Fund. He has managed the Stock Index Fund since July 1999 and the Nasdaq-100 Index(R) Fund since its inception in July 2000. He is a Portfolio Manager, and has been with KAM since July 1991 as an Analyst, Trader, Investment Officer and most recently Assistant Vice President of Funds Management.

William F. Ruple and Walter J. Henry are co-portfolio managers and Anjum
T. Hussain is associate portfolio manager of the Growth

Fund. Mr. Ruple is a Portfolio Manager and Managing Director of KAM, and has been associated with KAM or an affiliate since 1970. He has been portfolio manager of the Fund since June 1995. Mr. Henry is a Managing Director and Portfolio Manager of KAM and has been with KAM or an affiliate since 1996. He has been a co-portfolio manager of the Fund since April 1, 2000. Mr. Hussain is a Portfolio Manager Associate of KAM and has been with KAM or an affiliate since 1987. He has been associate portfolio manager of the Fund since July 2000.

Paul D. Danes is the lead portfolio manager and Carolyn Raines is associate portfolio manager of the Special Value Fund. Mr. Danes has been a portfolio manager of the Special Value Fund since October 1995. He is a Portfolio Manager and Managing Director with KAM, and has been associated with KAM or an affiliate since 1987. Ms. Raines is a Portfolio Manager Associate of KAM and has been with KAM or an affiliate since 1998. She has been an associate portfolio manager of the Fund since June 2000.

Conrad R. Metz and Leslie Z. Globits are primarily responsible for the management of the International Growth Fund, including the selection and monitoring of its sub-advisers. Mr. Metz is a Managing Director of KAM, and formerly served as the sole portfolio manager of the International Growth Fund. He previously was Senior Vice President, International Equities, at Bailard Biehl & Kaiser, and has over 22 years experience in global equity research and portfolio management. Mr. Globits, a Director of KAM, was previously a Senior Financial Analyst and Assistant Vice President in KeyCorp's Corporate Treasury Department, and has been with KAM or an affiliate since 1987.

Portfolio Manager(s) listed for each Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.


The Investment Sub-Adviser to the International Growth Fund

Manager of Managers. KAM, the investment adviser, serves as a Manager of Managers of the International Growth Fund. As Manager of Managers, KAM may select one or more sub-advisers to manage the International Growth Fund's assets. KAM evaluates each sub-adviser's skills, investment styles and strategies in light of KAM's analysis of the international securities markets. Under its Advisory Agreement with Victory, KAM oversees the investment advisory services that a sub-adviser provides to the International Growth Fund. If KAM engages more than one sub-adviser, KAM may reallocate assets among sub-advisers when it believes it is appropriate. KAM provides investment advice regarding short-term debt securities. KAM has the ultimate responsibility for the International Growth Fund's investment performance because it is responsible for overseeing all sub-advisers and recommending to the Fund's Board of Trustees that it hire, terminate or replace a particular sub-adviser.

     Victory and KAM have obtained an order from the Securities and Exchange Commission that allows KAM, subject to certain conditions, to select additional sub-advisers with the approval of the Funds' Board of Trustees, without obtaining shareholder approval. The order also allows KAM to change the terms of agreements with the sub-advisers or to keep a sub-adviser even if certain events would otherwise require that sub-advisory agreement to terminate. The Funds will notify shareholders of any sub-adviser change. Shareholders, however, also have the right to terminate an agreement with a particular sub-adviser. If KAM hires more than one sub-adviser, the order also allows the International Growth Fund to disclose only the aggregate amount of fees paid to all sub-advisers.


Indocam International Investment Services, S.A. KAM currently has a Portfolio Management Agreement with Indocam International Investment Services, S.A.
(IIIS), a French corporation located in Paris, France. IIIS has served as Sub-adviser for all of the International Growth Fund's assets (other than short-term debt instruments) since June 1998. IIIS and its advisory affiliates (Indocam) are the global asset management component of the Credit Agricole banking and financial services group. As of December 31, 2000, Indocam managed approximately $150 billion for its clients.

Ayaz Ebrahim, Didier Le Conte, Jean-Claude Kaltenbach and Miren
Etcheverry together are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Ebrahim has been employed by IIIS (or an affiliate) since 1991. Mr. Le Conte is the Senior Portfolio Manager responsible for European Equities at IIIS and has been employed by IIIS (or an affiliate) since 1966. Mr. Kaltenbach is the Head of Equity Management at IIIS and has been employed by IIIS (or an affiliate) since 1994. Ms. Etcheverry has been a Senior Portfolio Manager with IIIS since January 2000. From 1996 through 1999, Ms. Etcheverry was Senior Portfolio Manager and Head of Global Equities at John Hancock Funds and prior to that was Senior Portfolio Manager and Head of Latin American Equities at Baring Asset Management.


Indocam International Investment Services, S.A. is the Sub-adviser for the International Growth Fund.

OPERATIONAL STRUCTURE OF THE FUNDS

TRUSTEES        ADVISER

SHAREHOLDERS

FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

Advise current and prospective shareholders on their Fund investments.


TRANSFER AGENT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219


Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Funds, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Funds.

CUSTODIAN


KeyBank National Association
127 Public Square
Cleveland, OH 44114


Provides for safekeeping of
the Funds' investments and
cash, and settles trades
made by the Funds.

SUB-ADMINISTRATOR

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

The Funds are supervised by the Board of Trustees, which monitors the services providedto investors.

Additional Information


Fund Operations

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. A Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.


Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications


In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).

Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent accountant for the Funds. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, N.Y. 10022, serves as legal counsel to the Funds.


If you would like to receive additional copies of any materials, please call the Funds at
800-539-FUND.

Some additional information you should know about the Funds.

Financial Highlights

VALUE FUND

The Financial Highlights table is intended to help you understand the Value Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Value Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Value Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A and Class G Shares of the Value Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Value Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                                       Class A Shares                               Class G Shares

                                                                                                                    Dec. 15,
                                           Year           Year           Year          Year           Year          1999
                                           Ended          Ended          Ended         Ended          Ended         through
                                           Oct. 31,       Oct. 31,       Oct. 31,      Oct. 31,       Oct. 31,      Oct. 31,
                                           2000           1999           1998          1997           1996          2000<F2>

Net Asset Value, Beginning of Period       $  18.84       $  18.81       $  17.07      $  14.18       $  11.87      $16.73

Investment Activities
     Net investment income                     0.09           0.04           0.09          0.15           0.20        0.04
     Net realized and unrealized gains
       (losses) from investments               1.37           3.16           3.16          3.57           2.65        1.35

         Total from Investment Activities      1.46           3.20           3.25          3.72           2.85        1.39

Distributions
     Net investment income                    (0.09)         (0.04)         (0.10)        (0.16)         (0.20)      (0.06)
     In excess of net investment income          --<F8>         --             --            --             --          --<F8>
     Net realized gains                       (2.15)         (3.13)         (1.41)        (0.67)         (0.34)         --

         Total Distributions                  (2.24)         (3.17)         (1.51)        (0.83)         (0.54)      (0.06)

Net Asset Value, End of Period             $  18.06       $  18.84       $  18.81      $  17.07       $  14.18      $18.06

Total Return (excludes sales charges)          8.33%         20.02%         20.46%        27.24%         24.66%       8.34%<F6>

Ratios/Supplemental Data:
Net Assets, End of Period (000)            $564,111       $611,483       $517,313      $472,047       $382,083      $2,923
Ratio of expenses to
  average net assets<F4>                       1.19%          1.40%          1.34%         1.32%          1.33%       1.44%<F7>
Ratio of net investment income
  to average net assets<F4>                    0.49%          0.20%          0.54%         0.93%          1.56%       0.14%<F7>
Ratio of expenses to
  average net assets<F1>                       1.24%          1.45%          1.46%         <F3>           1.35%       2.27%<F7>
Ratio of net investment income
  to average net assets<F1>                    0.44%          0.15%          0.42%         <F3>           1.54%      (0.69)%<F7>
Portfolio turnover<F5>                           34%            36%            40%           25%            28%         34%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> There were no voluntary fee reductions during the period.

<F4> Effective February 28, 2000, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 1.45% until at least February 28, 2001.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Not annualized.

<F7> Annualized.

<F8> Less than $0.01 per share.



Financial Highlights

ESTABLISHED VALUE FUND

The Financial Highlights table is intended to help you understand the Established Value Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Established Value Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Established Value Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A and Class G Shares of the Established Value Fund. The financial highlights for the year ending October 31, 2000 and the period from April 1, 1999 to October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Established Value Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the four fiscal years ended March 31, 1999 were audited by another independent public accountant.



                                Class A                                       Class G Shares
                                Shares

                                May 5,                      Apr. 1,
                                2000          Year          1999           Year          Year          Year            Year
                                through       Ended         to             Ended         Ended         Ended           Ended
                                Oct. 31,      Oct. 31,      Oct. 31,       Mar. 31,      Mar. 31,      Mar. 31,        Mar. 31,
                                2000<F7>      2000          1999<F2>       1999          1998          1997            1996

Net Asset Value,
   Beginning of Period          $ 30.54       $  34.31      $  31.34       $  33.94      $  28.83      $  27.57        $  23.39

Investment Activities
     Net investment
       income (loss)               0.07           0.06          0.02           0.29          0.46          0.44            0.44
     Net realized and
       unrealized gains
       (losses) from
       investments                 3.11           3.43          2.98          (0.71)         7.70          3.62            5.18

         Total from
           Investment
           Activities              3.18           3.49          3.00          (0.42)         8.16          4.06            5.62

Distributions
     Net investment income        (0.06)         (0.06)        (0.03)         (0.30)        (0.48)        (0.45)          (0.43)
     In excess of net
       investment income          (0.01)         (0.01)           --             --            --            --              --
     Net realized gains              --          (4.10)           --          (1.88)        (2.57)        (2.35)          (1.01)

         Total Distributions      (0.07)         (4.17)        (0.03)         (2.18)        (3.05)        (2.80)          (1.44)

Net Asset Value,
  End of Period                 $ 33.65       $  33.63      $  34.31       $  31.34      $  33.94      $  28.83        $  27.57

Total Return
  (excludes sales charges)        10.44%<F3>     11.26%         9.59%<F3>     (1.01)%       29.67%        15.14%          24.84%

Ratios/Supplemental Data:
Net Assets,
  End of Period (000)           $15,005       $399,953      $469,288       $478,984      $567,255      $429,726        $366,417
Ratio of expenses to
  average net assets<F5>           0.87%<F4>      1.10%         1.10%<F4>      1.09%         1.10%         1.12%           1.15%
Ratio of net
  investment income
  to average net assets<F5>        0.43%<F4>      0.20%         0.03%<F4>      0.92%         1.44%         1.57%           1.70%
Ratio of expenses to
  average net assets<F1>           1.46%<F4>      1.26%         1.27%<F4>      <F6>          <F6>          <F6>            <F6>
Ratio of net investment income
  to average net assets<F1>       (0.16)%<F4>     0.04%        (0.14)%<F4>     <F6>          <F6>          <F6>            <F6>
Portfolio turnover<F8>               28%            28%           11%            37%           20%           31%             18%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective April 1, 1999, the Gradison Established Value Fund became the
     Victory Established Value Fund. Financial highlights prior to April 1, 1999 represent the Gradison Established Value Fund.

<F3> Not annualized.

<F4> Annualized.

<F5> On April 1, 1999, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the fund at a maximum of 1.10% until at least April 1, 2001. Additionally, effective February 28, 2000, the adviser also agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class A Shares of the Fund at a maximum of 0.88% until at least February 28, 2001.

<F6> There were no fee reductions during the period.

<F7> Period from commencement of operations.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights

DIVERSIFIED STOCK FUND

The Financial Highlights table is intended to help you understand the Diversified Stock Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Diversified Stock Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Diversified Stock Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A Shares of the Diversified Stock Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Diversified Stock Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                                                   Class A Shares

                                                Year             Year              Year              Year              Year
                                                Ended            Ended             Ended             Ended             Ended
                                                Oct. 31,         Oct. 31,          Oct. 31,          Oct. 31,          Oct. 31,
                                                2000             1999              1998<F5>          1997              1996<F2>

Net Asset Value, Beginning of Period            $  17.96         $  18.85          $  17.76          $  15.75          $  13.62

Investment Activities
     Net investment income (loss)                   0.03             0.06              0.11              0.16              0.20
     Net realized and unrealized gains
       (losses) from investments                    2.71             2.92              3.07              3.84              3.21

         Total from Investment Activities           2.74             2.98              3.18              4.00              3.41

Distributions
     Net investment income                         (0.02)           (0.06)            (0.11)            (0.16)            (0.19)
     Net realized gains                            (2.83)           (3.81)            (1.98)            (1.83)            (1.09)

         Total Distributions                       (2.85)           (3.87)            (2.09)            (1.99)            (1.28)

Net Asset Value, End of Period                  $  17.85         $  17.96          $  18.85          $  17.76          $  15.75

Total Return (excludes sales charges)              16.88%           19.39%            19.60%            27.96%            27.16%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                 $993,383         $957,001          $933,158          $762,270          $571,153
Ratio of expenses to average net assets             1.10%            1.06%             1.02%             1.03%             1.05%
Ratio of net investment income (loss)
  to average net assets                             0.19%            0.34%             0.64%             0.97%             1.40%
Ratio of expenses to average net assets<F1>         1.11%            1.10%             1.13%             <F4>              1.08%
Ratio of net investment income (loss)
  to average net assets<F1>                         0.18%            0.30%             0.53%             <F4>              1.37%
Portfolio turnover<F3>                                94%              83%               84%               63%               94%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 1, 1996, the Fund designated the existing shares as
     Class A Shares and commenced offering Class B Shares.

<F3> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F4> There were no voluntary waivers druing the period.

<F5> Effective March 16, 1998, the SBSF Fund merged into the Victory
     Diversified Stock Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.



Financial Highlights

The Financial Highlights table is intended to help you understand the Diversified Stock Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Diversified Stock Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Diversified Stock Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class B and Class G Shares of the Diversified Stock Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Diversified Stock Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                               Class B Shares                            Class G Shares

                                                                                          Mar. 1,                    Mar. 26,
                                          Year        Year        Year        Year        1996         Year          1999
                                          Ended       Ended       Ended       Ended       through      Ended         through
                                          Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,      Oct. 31,
                                          2000        1999        1998<F6>    1997        1996<F2>     2000          1999<F8><F9>

Net Asset Value, Beginning of Period      $ 17.55     $ 18.60     $ 17.62     $ 15.71     $14.18       $  17.95      $  17.14

Investment Activities
     Net investment income (loss)           (0.15)      (0.08)      (0.08)      (0.06)      0.07          (0.01)        (0.01)
     Net realized and unrealized gains
       (losses) from investments             2.64        2.84        3.04        3.85       1.57           2.72          0.82

         Total from Investment Activities    2.49        2.76        2.96        3.79       1.64           2.71          0.81

Distributions
     Net investment income                     --          --          --          --      (0.07)            --<F10>       --
     In excess of net investment income        --          --          --       (0.05)     (0.04)            --            --
     Net realized gains                     (2.83)      (3.81)      (1.98)      (1.83)        --          (2.83)           --

         Total Distributions                (2.83)      (3.81)      (1.98)      (1.88)     (0.11)         (2.83)           --

Net Asset Value, End of Period            $ 17.21     $ 17.55     $ 18.60     $ 17.62     $15.71       $  17.83      $  17.95

Total Return (excludes sales charges)       15.63%      18.24%      18.34%      26.48%     26.61%<F11>    16.65%         4.73%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)           $72,178     $71,122     $50,962     $30,198     $8,228       $136,831      $106,592
Ratio of expenses to average net assets      2.20%       2.06%       2.08%       2.19%      2.07%<F4>      1.33%         1.35%<F4>
Ratio of net investment income (loss)
  to average net assets                     (0.91)%     (0.68)%     (0.42)%     (0.29)%     0.11%<F4>     (0.05)%
(0.07)%<F4>
Ratio of expenses
  to average net assets<F1>                  2.21%       2.10%       2.18%       <F5>       2.08%<F4>      1.35%         1.38%<F4>
Ratio of net investment income (loss)
  to average net assets<F1>                 (0.92)%     (0.72)%     (0.52)%      <F5>       0.10%<F4>     (0.07)%
(0.10)%<F4>
Portfolio turnover<F7>                         94%         83%         84%         63%        94%            94%           83%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 1, 1996, the Fund designated the existing shares as
     Class A Shares and commenced offering Class B Shares.

<F3> Not annualized.

<F4> Annualized.

<F5> There were no voluntary fee reductions during the period.

<F6> Effective March 16, 1998, the SBSF Fund merged into the Victory
     Diversified Stock Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F8> Period from commencement of operations.

<F9> Effective March 26, 1999, the Gradison Growth and Income Fund merged into the Victory Diversified Stock Fund.

<F10> Less than $0.01 per share.

<F11> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the Period
      March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from March 1, 1996 through October 31, 1996 was 11.62%.



Financial Highlights

STOCK INDEX FUND

The Financial Highlights table is intended to help you understand the Stock Index Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Stock Index Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Stock Index Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A and Class G Shares of the Stock Index Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Stock Index Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                        Class A Shares                                   Class G Shares

                                                                                                                     July 2,
                                Year          Year          Year          Year          Year           Year          1999
                                Ended         Ended         Ended         Ended         Ended          Ended         through
                                Oct. 31,      Oct. 31,      Oct. 31,      Oct. 31,      Oct. 31,       Oct. 31,      Oct. 31,
                                2000          1999          1998<F5>      1997          1996           2000          1999<F2>

Net Asset Value,
   Beginning of Period          $  23.46      $  21.03      $  18.75      $  14.85      $  12.50       $ 23.46       $23.96

Investment Activities
     Net investment income          0.21          0.28          0.37          0.29          0.28          0.15         0.06
     Net realized and
       unrealized gains
       (losses) from
       investments                  1.05          4.47          3.37          4.23          2.58          1.06        (0.50)

         Total from
           Investment
           Activities               1.26          4.75          3.74          4.52          2.86          1.21        (0.44)

Distributions
     Net investment income         (0.22)        (0.29)        (0.36)        (0.29)        (0.28)        (0.17)       (0.06)
     Net realized gains            (0.78)        (2.03)        (1.10)        (0.33)        (0.23)        (0.78)          --

         Total Distributions       (1.00)        (2.32)        (1.46)        (0.62)        (0.51)        (0.95)       (0.06)

Net Asset Value, End of Period  $  23.72      $  23.46      $  21.03      $  18.75      $  14.85       $ 23.72       $23.46

Total Return
  (excludes sales charges)          5.38%        24.91%        20.99%        31.16%        23.38%         5.17%       (1.83)%<F3>

Ratios/Supplemental Data:
Net Assets,
  End of Period (000)           $854,203      $858,235      $627,147      $465,015      $277,124       $28,537       $9,382
Ratio of expenses to
  average net assets<F7>            0.59%         0.58%         0.57%         0.56%         0.57%         0.82%        0.80%<F4>
Ratio of net investment income
  to average net assets<F7>         0.87%         1.28%         1.83%         1.74%         2.14%         0.59%        0.85%<F4>
Ratio of expenses to
  average net assets<F1>            0.81%         0.81%         0.84%         0.86%         0.89%         1.18%        1.02%<F4>
Ratio of net investment income
  to average net assets<F2>         0.65%         1.05%         1.56%         1.44%         1.82%         0.23%        0.63%<F4>
Portfolio turnover<F6>                11%            3%            8%           11%            4%           11%           3%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Effective March 16,1998, the Key Stock Index Fund merged into the Victory
     Stock Index Fund. Financial highlights for the perioid prior to March 16, 1998 represent the Victory Stock Index Fund.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> Effective February 28, 2000, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Fund at a maximum of 0.82% until at least February 28, 2001.



Financial Highlights

GROWTH FUND

The Financial Highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Growth Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A and Class G Shares of the Growth Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Growth Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                                     Class A Shares                                 Class G Shares

                                                                                                                    Dec. 15,
                                          Year           Year           Year          Year           Year           1999
                                          Ended          Ended          Ended         Ended          Ended          through
                                          Oct. 31,       Oct. 31,       Oct. 31,      Oct. 31,       Oct. 31,       Oct. 31,
                                          2000           1999           1998          1997           1996           2000<F3>

Net Asset Value, Beginning of Period      $  24.71       $  21.62       $  18.01      $  14.57       $  12.15       $24.53

Investment Activities
     Net investment income (loss)            (0.09)         (0.04)         (0.03)         0.03           0.08        (0.09)
     Net realized and unrealized gains
       (losses) on investments                1.44           4.90           4.88          4.07           2.93         0.33

         Total from
           Investment Activities              1.35           4.86           4.85          4.10           3.01         0.24

Distributions
     Net investment income                      --             --             --         (0.04)         (0.08)          --
     Net realized gains                      (1.23)         (1.77)         (1.24)        (0.62)         (0.51)          --

         Total Distributions                 (1.23)         (1.77)         (1.24)        (0.66)         (0.59)          --

Net Asset Value, End of Period            $  24.83       $  24.71       $  21.62      $  18.01       $  14.57       $24.77

Total Return (excludes sales charges)         5.52%         24.25%         28.59%        29.08%         25.66%         .98%<F7>

Ratios/Supplemental Data:
Net Assets, End of Period (000)           $400,813       $417,417       $269,476      $185,533       $147,753       $8,595
Ratio of expenses to
  average net assets<F5>                      1.22%          1.41%          1.35%         1.34%          1.33%        1.45%<F6>
Ratio of net investment income (loss)
  to average net assets<F5>                  (0.33)%        (0.21)%        (0.13)%        0.19%          0.64%       (0.63)%<F6>
Ratio of expenses to
  average net assets<F1>                      1.25%          1.49%          1.49%         <F2>           1.39%        1.76%<F6>
Ratio of net investment income (loss)
  to average net assets<F1>                  (0.36)%        (0.29)%        (0.27)%        <F2>           0.58%       (0.94)%<F6>
Portfolio turnover<F4>                          34%            33%            29%           21%            27%          34%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> There were no voluntary fee reductions during the period.

<F3> Period from commencement of operations.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F5> Effective December 15, 1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A and Class G Shares of the Fund at a maximum of 1.20% and 1.45%, respectively, until at least February 28, 2001.

<F6> Annualized.

<F7> Not Annualized.



Financial Highlights

SPECIAL VALUE FUND

The Financial Highlights table is intended to help you understand the Special Value Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Special Value Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Special Value Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A and Class G Shares of the Special Value Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Special Value Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                                                                              Class G
                                                               Class A Shares                                 Shares

                                                                                                              Dec. 21,
                                       Year          Year          Year          Year          Year           1999
                                       Ended         Ended         Ended         Ended         Ended          through
                                       Oct. 31,      Oct. 31,      Oct. 31,      Oct. 31,      Oct. 31,       Oct. 31,
                                       2000          1999          1998          1997          1996           2000<F4>

Net Asset Value, Beginning of Period   $  13.09      $  13.64      $  16.68      $  14.15      $ 12.15        $12.48

Investment Activities
     Net investment income (loss)          0.06          0.07          0.09          0.10         0.12          0.02
     Net realized and
       unrealized gains
       (losses) on investments             3.68          0.04         (1.79)         3.50         2.33          3.51

         Total from
           Investment Activities           3.74          0.11         (1.70)         3.60         2.45          3.53

Distributions
     Net investment income                (0.06)        (0.08)        (0.09)        (0.12)       (0.11)        (0.04)
     Net realized gains                   (0.75)        (0.58)        (1.25)        (0.95)       (0.34)           --

         Total Distributions              (0.81)        (0.66)        (1.34)        (1.07)       (0.45)        (0.04)

Net Asset Value, End of Period         $  16.02      $  13.09      $  13.64      $  16.68     $  14.15        $15.97

Total Return (excludes
  sales charges)                          29.94%         0.80%       (11.22)%       27.05%       20.60%        28.34%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)        $214,293      $232,272      $346,962      $420,020     $289,460        $  133
Ratio of expenses to
  average net assets<F7>                   1.32%         1.43%         1.40%         1.37%        1.37%         1.59%<F3>
Ratio of net investment income
  (loss) to average net assets<F7>         0.43%         0.51%         0.56%         0.65%        0.88%         0.08%<F3>
Ratio of expenses to
  average net assets<F1>                   1.38%         1.53%         1.51%         <F6>         1.40%        23.11%<F3>
Ratio of net investment income
  (loss) to average net assets<F1>         0.37%         0.41%         0.45%         <F6>         0.85%       (21.44)%<F3>
Portfolio turnover<F5>                       65%           43%           44%           39%          55%           65%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Period from commencement of operations.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> There were no voluntary fee reductions during the period.

<F7> Effective February 28, 2000, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 1.60% until at least February 28, 2001.



Financial Highlights

SMALL COMPANY OPPORTUNITY FUND

The Financial Highlights table is intended to help you understand the Small Company Opportunity Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Small Company Opportunity Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Small Company Opportunity Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A and Class G Shares of the Small Company Opportunity Fund. The financial highlights for the year ending October 31, 2000 and the period from April 1, 1999 to October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Small Company Opportunity Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the four fiscal years ended March 31, 1999 were audited by another independent public accountant.



                            Class A Shares                                       Class G Shares

                               Apr. 1,      Mar. 26,                 Apr. 1,
                   Year        1999         1999         Year        1999           Year        Year       Year       Year
                   Ended       to           to           Ended       to             Ended       Ended      Ended      Ended
                   Oct. 31,    Oct. 31,     Mar. 31,     Oct. 31,    Oct. 31,       Mar. 31,    Mar. 31,   Mar. 31,   Mar. 31,
                   2000        1999         1999<F2><F3> 2000        1999           1999<F3>    1998       1997       1996

Net Asset
 Value,
 Beginning
 of Period         $ 21.08     $ 20.71      $ 20.23      $ 21.04     $  20.71       $  27.89    $  22.77   $  22.26   $  18.10

Investment
 Activities
    Net
     investment
     income
     (loss)          (0.03)      (0.01)          --        (0.08)       (0.06)          0.10        0.23       0.20       0.19
    Net realized
     and
     unrealized
     gains
     (losses) on
     investments      5.29        0.38         0.48         5.30         0.39          (6.06)       8.72       2.52       4.73

      Total from
       Investment
       Activities     5.26        0.37         0.48         5.22         0.33          (5.96)       8.95       2.72       4.92

Distributions
    Net
     investment
     income             --          --           --           --           --          (0.14)      (0.27)     (0.17)     (0.18)
    Net
     realized
     gains              --          --           --           --           --          (1.08)      (3.56)     (2.04)     (0.58)

      Total
       Distri-
       butions          --          --           --           --           --          (1.22)      (3.83)     (2.21)     (0.76)

Net Asset
 Value,
 End of
 Period            $ 26.34     $ 21.08      $ 20.71      $ 26.26     $  21.04       $  20.71    $  27.89   $  22.77   $  22.26

Total Return
 (excludes
 sales
 charges)            24.95%       1.79%<F5>    2.37%<F5>   24.81%        1.59%<F5>    (22.08)%     42.02%     12.46%     28.00%

Ratios/
 Supplemental
 Data:
Net Assets,
 End of
 Period (000)      $28,545     $51,599      $64,587      $95,399     $105,415       $125,761    $175,684   $114,451   $102,979
Ratio of expenses
 to average
 net assets<F4>       1.15%       0.98%<F6>    0.98%<F6>    1.30%        1.29%<F6>      1.30%       1.31%      1.36%      1.41%
Ratio of net
 investment
 income (loss)
 to average
 net assets<F4>      (0.14)%      0.09%<F6>    1.50%<F6>   (0.29)%       0.39%<F6>      0.41%       0.86%      0.90%      0.95%
Ratio of expenses
 to average
 net assets<F1>       1.25%       1.17%<F6>    1.19%<F6>    1.40%        1.47%<F6>      <F8>        <F8>       <F8>       <F8>
Ratio of net
 investment
 income
 (loss) to
 average net
 assets<F1>          (0.24)%     (0.28)%<F6>   1.29%<F6>   (0.39)%      (0.58)%<F6>     <F8>        <F8>       <F8>       <F8>
Portfolio
 turnover<F7>           28%         16%          30%          28%          16%            30%         42%        35%        24%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Opportunity Value Fund merged into the Victory Special Growth Fund. Concurrent with the merger the Fund was renamed Victory Small Company Opportunity Fund.
     Financial highlights prior to March 26, 1999 represent the Gradison Opportunity Value Fund.

<F4> Effective February 28, 2000, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 1.30% until at least April 1, 2001.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

<F8> There were no fee reductions during the period.



Financial Highlights

INTERNATIONAL GROWTH FUND

The Financial Highlights table is intended to help you understand the International Growth Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the International Growth Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the International Growth Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A and Class G Shares of the International Growth Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the International Growth Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                                    Class A Shares                      Class G Shares

                                                                                                                  Mar. 26,
                                       Year        Year        Year          Year        Year        Year         1999
                                       Ended       Ended       Ended         Ended       Ended       Ended        through
                                       Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,
                                       2000        1999        1998          1997        1996        2000         1999<F3><F8>

Net Asset Value,
  Beginning of Period                  $  16.51    $  13.19    $  13.31      $  13.01    $  12.33     $ 16.48     $ 13.73

Investment Activities
     Net investment income (loss)         (0.03)      (0.05)       0.07<F2>      0.09        0.08       (0.05)      (0.03)
     Net realized and
       unrealized gains
       (losses) from
       investments and
       foreign currencies                 (0.76)       3.85        0.65          0.67        0.62       (0.79)       2.78

         Total from
           Investment Activities          (0.79)       3.80        0.72          0.76        0.70       (0.84)       2.75

Distributions
     Net investment income                   --          --       (0.06)        (0.01)      (0.02)         --          --
     Net realized gains                   (1.84)      (0.48)      (0.78)        (0.45)         --       (1.84)         --
     Tax return of capital                   --          --          --            --          --          --          --

         Total Distributions              (1.84)      (0.48)      (0.84)        (0.46)      (0.02)      (1.84)         --

Net Asset Value, End of Period         $  13.88    $  16.51    $  13.19      $  13.31    $  13.01     $ 13.80     $ 16.48

Total Return
  (excludes sales charges)                (6.20)%     29.43%       5.79%         6.04%       5.65%      (6.55)%     20.03%<F4>

Ratios/Supplemental Data:
Net Assets, End of Period (000)        $139,389    $149,193    $134,491      $106,189    $121,517     $35,620     $37,322
Ratio of expenses to
  average net assets<F6>                   1.77%       1.75%       1.71%         1.69%       1.73%       2.00%       2.00%<F5>
Ratio of net investment income
  (loss) to average net assets<F6>        (0.17)%     (0.32)%      0.55%         0.63%       0.64%      (0.39)%     (1.79)%<F5>
Ratio of expenses to
  average net assets<F1>                   1.82%       1.88%       1.82%         1.69%       1.75%       2.06%       2.24%<F5>
Ratio of net investment
  income (loss)
  to average net assets<F1>               (0.22)%     (0.45)%      0.44%         0.63%       0.62%      (0.45)%     (2.03)%<F5>
Portfolio turnover<F7>                       91%        106%         86%          116%        178%         91%        106%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Effective March 26, 1999, the Gradison International Fund merged into the Victory International Growth Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective December 15, 1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 2.00% until at least April 1, 2001.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F8> Period from commencement of operations.



Financial Highlights

NASDAQ-100 INDEX(R) FUND

The Financial Highlights table is intended to help you understand the Nasdaq-100 Index(R) Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Nasdaq-100 Index(R) Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Nasdaq-100 Index(R) Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Nasdaq-100 Index(R) Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Nasdaq-100 Index(R) Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.




                                                                                                Class A Shares    Class G Shares

                                                                                                Aug. 1,           Aug. 1,
                                                                                                1999              1999
                                                                                                through           through
                                                                                                Oct. 31,          Oct. 31,
                                                                                                2000<F3>          2000<F3>

Net Asset Value, Beginning of Period                                                            $10.00            $10.00

Investment Activities
     Net investment income (loss)                                                                 0.02<F2>          0.02<F2>
     Net realized and unrealized gains (losses) from investments                                 (0.79)            (0.80)

         Total from Investment Activities                                                        (0.77)            (0.78)

Net Asset Value, End of Period                                                                  $ 9.23            $ 9.22

Total Return (excludes sales charges)                                                            (7.70)%<F4>       (7.80)%<F4>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                                                                 $3,132            $4,176
   Ratio of expenses to average net assets<F6>                                                    0.60%<F5>         0.80%<F5>
   Ratio of net investment income to average net assets<F6>                                       0.98%<F5>         0.74%<F5>
   Ratio of expenses to average net assets<F1>                                                    3.88%<F5>         3.46%<F5>
   Ratio of net investment income (loss) to average net assets<F1>                               (2.30)%<F5>       (1.92)%<F5>
   Portfolio turnover<F7>                                                                         1.17%             1.17%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective August 1, 2000 has contractually agreed to waive its management fees and to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A Shares and Class G Shares of the Fund at a maximum of 0.60% and 0.80%, respectively, for at least one year from the commencement of the Fund's operations.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114


PRESORTED
STANDARD
US POSTAGE PAID
CLEVELAND, OH
PERMIT No. 469


If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).


By mail: Beginning March 19, 2001 for Class G shareholders and April 23, 2001 for Class A and Class B shareholders use the following address to request information by mail:

      The Victory Funds
      P.O. Box 182593
      Columbus, OH 43218-2593

Prior to the dates listed above, you can request information by mail at the following address:

      The Victory Funds
      P.O. Box 8527
      Boston, MA 02266-8527


You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at http://www.victoryfunds.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
(LOGO)(R)


Investment Company Act File Number 811-4852    VF-EQTY-PRO (2/01)

Prospectus


February 27, 2001


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fixed Income Funds

Limited Term Income Fund
Class A Shares

Intermediate Income Fund
Class A and G Shares

Fund for Income
Class A and G Shares

Investment Quality Bond Fund
Class A and G Shares

Victory Funds
(LOGO)(R)


www.victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

Key to Financial Information

Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a Fund.

Performance

A summary of the historical performance of a Fund in comparison to one or more unmanaged indices.

Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.


Shares of the Funds are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the amount invested.


                           Table of Contents

Introduction                                                          1

Risk/Return Summary for each of the Funds

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund.

    Limited Term Income Fund
        Class A Shares                                                2

    Intermediate Income Fund
        Class A and G Shares                                          4

    Fund for Income
        Class A and G Shares                                          6

    Investment Quality Bond Fund
        Class A and G Shares                                          8

Investments                                                          10

Risk Factors                                                         11

Share Price                                                          12

Dividends, Distributions, and Taxes                                  13

Investing with Victory
    * Choosing a Share Class                                         15
    * How to Buy Shares                                              18

    * How to Exchange Shares                                         21
    * How to Sell Shares                                             22

Organization and Management of the Funds                             24

Additional Information                                               26

Financial Highlights
    Limited Term Income Fund                                         27
    Intermediate Income Fund                                         28
    Fund for Income                                                  29
    Investment Quality Bond Fund                                     30

Introduction


This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference.

Investment Strategy

Each of the Funds pursues its objective by investing primarily in debt securities. However, each of the Funds has unique investment strategies and its own risk/reward profile. Please review the "Risk/Return Summary" for each Fund and the "Investments" section for an overview.

Risk Factors


Certain Funds may share many of the same risk factors. For example, all of the Funds are subject to interest rate, inflation, reinvestment, and credit risks. The Funds are not insured by the FDIC. In addition, there are other potential risks, discussed in each "Risk/Return Summary" and in "Risk Factors."


Who May Want to Invest in the Funds

* Investors seeking income

* Investors seeking higher potential returns than provided by money market funds

* Investors willing to accept the risk of price and dividend fluctuations

Share Classes

Each Fund offers Class A Shares. The Intermediate Income Fund, Fund for Income and the Investment Quality Bond Fund also offer Class G Shares. See "Choosing a Share Class."

The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

Risk/Return Summary

LIMITED TERM INCOME FUND

CLASS A SHARES
Cusip#: 926464405
SSFIX

Investment Objective

The Limited Term Income Fund seeks to provide income consistent with limited fluctuation of principal.

Principal Investment Strategies

The Limited Term Income Fund pursues its investment objective by investing in a portfolio of high grade, fixed income securities with a dollar-weighted average maturity of one to five years, based on remaining maturities.

Under normal conditions, the Limited Term Income Fund primarily invests in:

* Investment-grade corporate securities, asset-backed securities, convertible securities and exchangeable debt securities;

* Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

* Mortgage-backed securities issued by government agencies and non-governmental entities; and

* Commercial paper.

Important Characteristics of the Limited Term Income Fund's Investments:

* Quality: The Limited Term Income Fund will only invest in high-grade debt securities rated in one of the top four rating categories at the time of purchase by Standard & Poor's (S&P), Fitch IBCA International (Fitch IBCA), Moody's Investors Service (Moody's), or another NRSRO,(*) or if unrated, of comparable quality. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

* Maturity: The dollar-weighted effective average maturity of the Limited
  Term Income Fund will generally range from 1 to 5 years. Under certain market conditions, the Limited Term Income Fund's portfolio manager may go outside these boundaries.

    (*)An NRSRO is a nationally recognized statistical ratings organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

The Limited Term Income Fund's high portfolio turnover may result in higher expenses and taxable gain distributions.

There is no guarantee that the Limited Term Income Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Limited Term Income Fund. The Limited Term Income Fund is subject to the following principal risks, more fully described in "Risk Factors." The Limited Term Income Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Limited Term Income Fund declines.

* The portfolio manager does not execute the Limited Term Income Fund's principal investment strategies effectively.

* Interest rates rise.


* An issuer's credit quality is downgraded or an issuer defaults on its securities.


* The Limited Term Income Fund must reinvest interest or sale proceeds at lower rates.

* The rate of inflation increases.

* The average life of a mortgage-related security is shortened or lengthened.


* A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.


An investment in the Limited Term Income Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Limited Term Income Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


The bar chart shows returns for Class A Shares of the Limited Term Income Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1991     11.49%
1992      5.36%
1993      6.12%
1994     -1.26%
1995     10.97%
1996      4.02%
1997      5.75%
1998      5.96%
1999      1.79%
2000      7.54%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 3.79% (quarter ending December 31, 1991) and the lowest return for a quarter was -1.19% (quarter ending March 31, 1994).

The table shows how the average annual total returns for Class A Shares of the Limited Term Income Fund for one year, five years and ten years, including maximum sales charges, compare to those of two broad-based market indices.


Average Annual Total Returns
(for the Periods ended          Past       Past      Past
December 31, 2000)            One Year    5 Years  10 Years

Class A                         5.36%      4.57%     5.71%

Merrill Lynch 1-3
Year Treasury Index(1),(3)      8.00%      5.92%     6.42%

Lehman 1-3 Year
Government Index(2),(3)         8.17%      5.96%     6.41%


(1) The Merrill Lynch 1-3 Year Treasury Index is a broad-based unmanaged index that represents the general performance of short-term (one to three year)
U.S. Treasury securities.

(2) The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of U.S. government agency debt securities that mature in one to three years.

(3) Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Limited Term Income Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)           Class A

Maximum Sales Charge
Imposed on Purchases                              2.00%
(as a percentage of offering price)

Maximum Deferred Sales Charge
(as a percentage of the lower of
purchase or sale price)                           NONE(2)

Maximum Sales Charge Imposed
on Reinvested Dividends                           NONE

Redemption Fees                                   NONE

Exchange Fees                                     NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                   0.50%

Distribution (12b-1) Fees                         0.00%


Other Expenses
(includes a shareholder servicing fee of 0.25%)   0.66%

Total Fund Operating Expenses                     1.16%(3)





(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.00%. This waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Limited Term Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Limited Term Income Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Limited Term Income Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year   3 Years  5 Years  10 Years

Class A  $316     $561     $826     $1,581

Risk/Return Summary

INTERMEDIATE INCOME FUND

CLASS A SHARES
Cusip#: 926464819
SIMIX

CLASS G SHARES
Cusip#: 926464314

Investment Objective

The Intermediate Income Fund seeks to provide a high level of income.

Principal Investment Strategies

The Intermediate Income Fund pursues its investment objective by investing in debt securities. Some of these debt securities are issued by corporations, the U.S. Government and its agencies and instrumentalities. "Investment grade" obligations are rated within the top four rating categories by an NRSRO.

Under normal conditions, the Intermediate Income Fund will invest at least 65% of its total assets in:

* Investment grade corporate securities, asset-backed securities, convertible securities, or exchangeable debt securities;

* Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

* Mortgage-related securities issued by government agencies and non-governmental entities; and

* Commercial paper.

Important characteristics of the Intermediate Income Fund's investments:

* Quality: Investment grade corporate securities rated in the top four rating categories at the time of purchase by S&P, Fitch IBCA, Moody's or another NRSRO, or if unrated, of comparable quality.

* Maturity: The dollar-weighted effective average maturity of the Intermediate Income Fund generally will range from 3 to 10 years. Under certain market conditions, the portfolio manager may go outside these boundaries.

The Intermediate Income Fund's high portfolio turnover may result in higher expenses and taxable gain distributions.

There is no guarantee that the Intermediate Income Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Intermediate Income Fund. The Intermediate Income Fund is subject to the following principal risks, more fully described in "Risk Factors." The Intermediate Income Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Intermediate Income Fund declines.

* The portfolio manager does not execute the Intermediate Income Fund's principal investment strategies effectively.

* Interest rates rise.


* An issuer's credit quality is downgraded or an issuer defaults on its securities.


* The Intermediate Income Fund must reinvest interest or sale proceeds at lower rates.

* The rate of inflation increases.

* The average life of a mortgage-related security is shortened or lengthened.


* A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.


An investment in the Intermediate Income Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Intermediate Income Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


The bar chart shows returns for Class A Shares of the Intermediate Income Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994     -2.39%
1995     14.03%
1996      3.06%
1997      7.05%
1998      7.51%
1999     -0.74%
2000      9.99%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 4.72% (quarter ending June 30, 1995) and the lowest return for a quarter was -1.81% (quarter ending March 31, 1994).


The table shows how the average annual total returns for Class A and Class G Shares of the Intermediate Income Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns
(for the Periods ended      Past       Past      Since
December 31, 2000)        One Year    5 Years  Inception

Class A                     3.68%      4.06%    4.41%(1)

Lehman Int. Gov't/Corp
Bond Index(2)              10.12%      6.11%    6.13%(1)

Class G                     9.30%       N/A     8.99%(3)

Lehman Int. Gov't/Corp
Bond Index                 10.12%       N/A     8.96%(3)

(1) Performance is from December 10, 1993, inception date of Class A Shares.


(2) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of investment-grade corporate debt securities and U.S. Treasury and U.S. government agency debt securities that mature in one to ten years. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


(3) Performance is from December 21, 1999, inception date of Class G Shares.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Intermediate Income Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class G

Maximum Sales Charge
Imposed on Purchases                      5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of          NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                   NONE       NONE

Redemption Fees                           NONE       NONE

Exchange Fees                             NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                           0.75%      0.75%

Distribution (12b-1) Fees                 0.00%      0.25%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                           0.52%      4.06%

Total Fund Operating Expenses             1.27%      5.06%

Fee Waiver/Expense
Reimbursement                            (0.00)%    (3.16)%

Net Expenses                              1.27%(3)   1.90%(4)


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 0.90%. This waiver/reimbursement may be terminated at any time.

(4) The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Intermediate Income Fund do not exceed 1.90% until at least February 28, 2011. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.39%. This waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Intermediate Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Intermediate Income Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Intermediate Income Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year   3 Years  5 Years  10 Years

Class A  $697     $955     $1,232   $2,021

Class G  $193     $597     $1,026   $2,222

Risk/Return Summary

FUND FOR INCOME

CLASS A SHARES
Cusip#: 926464751
IPFIX

CLASS G SHARES
Cusip#: 926464397
GGIFX

Investment Objective

The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital.

Principal Investment Strategies

The Fund for Income pursues its investment objective by investing primarily in securities issued by the U.S. government and its agencies or instrumentalities. The Fund for Income currently invests only in securities that are guaranteed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Under normal market conditions, the Fund for Income primarily invests in:

* Mortgage-backed obligations and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA). The Fund for Income will invest at least 65% of its total assets in GNMA securities.

* Obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities with maturities generally in the range of 2 to 30 years.

There is no guarantee that the Fund for Income will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund for Income. The Fund for Income is subject to the following principal risks, more fully described in "Risk Factors." The Fund for Income's net asset value, yield and/or total return may be adversely affected if any of the following occurs:


* The market value of securities acquired by the Fund for Income declines.

* The portfolio manager does not execute the Fund for Income's principal investment strategies effectively.

* Interest rates rise.

* The Fund for Income must reinvest interest or sale proceeds at lower rates.

* The rate of inflation increases.

* The average life of a mortgage-related security is shortened or lengthened.


An investment in the Fund for Income is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund for Income by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


The bar chart shows returns for Class G Shares of the Fund for Income. Sales loads on these shares imposed prior to July 7, 1997 are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1991     14.07%
1992      6.29%
1993      7.58%
1994     -3.67%
1995     17.19%
1996      3.50%
1997      8.35%
1998      7.37%
1999      0.77%
2000      9.95%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 5.49% (quarter ending June 30, 1995) and the lowest return for a quarter was -3.05% (quarter ending March 31, 1994).


The table shows how the average annual total returns for Class A and G Shares of the Fund for Income for one year, five years and ten years, including maximum sales charges, compare to those of a broad-based market index.


Average Annual Total Returns                 Past 10 Years
(for the Periods ended     Past      Past      or Since
December 31, 2000)       One Year   5 Years   Inception

Class A                    7.66%      N/A       4.58%(1)

Lehman GNMA Index(2)      11.17%      N/A       6.76%(1)

Class G                    9.95%     5.94%      6.99%(3)

Lehman GNMA Index          11.17%    6.92%      7.81%(3)

(1) Performance is from March 26, 1999, inception date of Class A Shares.

(2) The Lehman GNMA Index is a broad-based unmanaged index that represents the general performance of GNMA securities. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

(3) Ten year performance. The performance data does not reflect the deduction of a maximum 2% sales charge which was in effect for the Gradison Government Income Fund, the Fund for Income's predecessor, from its inception until July 7, 1997.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Fund for Income.


Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class G

Maximum Sales Charge
Imposed on Purchases                      2.00%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of          NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                   NONE       NONE

Redemption Fees                           NONE       NONE

Exchange Fees                             NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                           0.50%      0.50%

Distribution (12b-1) Fees                 0.00%      0.25%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                           0.59%      0.30%

Total Fund Operating Expenses             1.09%(3)   1.05%(4)





(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.00%. This waiver/reimbursement may be terminated at any time.

(4) The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Fund for Income do not exceed 0.89% until at least April 1, 2001. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.05%. This waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund for Income with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for Income for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund for Income's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year   3 Years  5 Years  10 Years

Class A  $309     $540     $789     $1,502

Class G  $107     $334     $579     $1,283

Risk/Return Summary

INVESTMENT QUALITY BOND FUND

CLASS A SHARES
Cusip#: 926464827
SIQBX

CLASS G SHARES
Cusip#: 926464322

Investment Objective

The Investment Quality Bond Fund seeks to provide a high level of income.

Principal Investment Strategies

The Investment Quality Bond Fund pursues its investment objective by investing primarily in investment-grade bonds issued by corporations and the U.S. government and its agencies or instrumentalities. "Investment grade" obligations are rated within the top four rating categories by an NRSRO.

Under normal market conditions, the Investment Quality Bond Fund will invest at least 80% of its total assets in the following securities:

* Investment grade corporate securities, asset-backed securities, convertible securities and exchangeable debt securities;

* Mortgage-related securities issued by governmental agencies and non-governmental entities;

* Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and

* Commercial paper.

Important characteristics of the Investment Quality Bond Fund's investments:

* Quality: All instruments will be rated, at the time of purchase, within the four highest rating categories by S&P, Fitch IBCA, Moody's, or another NRSRO, or, if unrated, be of comparable quality. For more information on ratings, see the Appendix to the SAI.

* Maturity: The dollar-weighted effective average maturity of the Investment Quality Bond Fund will range from 5 to 15 years. Individual assets held by the Investment Quality Bond Fund may vary from the average maturity of the Fund.

Under certain market conditions, the portfolio manager may go outside these boundaries.

The Investment Quality Bond Fund's high portfolio turnover may result in higher expenses and taxable gain distributions.

There is no guarantee that the Investment Quality Bond Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Investment Quality Bond Fund. The Investment Quality Bond Fund is subject to the following principal risks, more fully described in "Risk Factors." The Investment Quality Bond Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Investment Quality Bond Fund declines.

* The portfolio manager does not execute the Investment Quality Bond Fund's principal investment strategies effectively.

* Interest rates rise.


* An issuer's credit quality is downgraded or an issuer defaults on its securities.


* The Investment Quality Bond Fund must reinvest interest or sale proceeds at lower rates.

* The rate of inflation increases.

* The average life of a mortgage-related security is shortened or lengthened.


* A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.


An investment in the Investment Quality Bond Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Investment Quality Bond Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


The bar chart shows returns for Class A Shares of the Investment Quality Bond Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994     -2.62%
1995     16.66%
1996      2.46%
1997      8.45%
1998      7.51%
1999     -2.45%
2000      9.79%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 5.85% (quarter ending June 30, 1995) and the lowest return for a quarter was -2.51% (quarter ending March 31, 1994).


The table shows how the average annual total returns for Class A and Class G Shares of the Investment Quality Bond Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns
(for the Periods ended      Past       Past      Since
December 31, 2000)        One Year    5 Years  Inception

Class A                    3.51%      3.81%    4.50%(1)

Lehman
Aggregate Index(2)         11.63%      6.46%    7.18%(1)

Class G                    10.03%       N/A     9.74%(3)

Lehman
Aggregate Index            11.63%       N/A    11.63%(3)

(1) Performance is from December 10, 1993, inception date of Class A Shares.


(2) The Lehman Brothers Aggregate Bond Index is a broad-based unmanaged index that represents the general performance of longer-term (greater than one year), investment-grade fixed-income securities. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


(3) Performance is from December 21, 1999, inception date of Class G Shares.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Investment Quality Bond Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class G

Maximum Sales Charge
Imposed on Purchases                      5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of          NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                   NONE       NONE

Redemption Fees                           NONE       NONE

Exchange Fees                             NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                           0.75%      0.75%

Distribution (12b-1) Fees                 0.00%      0.25%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                           0.61%      5.24%

Total Fund Operating Expenses             1.36%      6.24%

Fee Waiver/Expense Reimbursement         (0.00)%    (4.34)%

Net Expenses                              1.36%(3)   1.90%(4)


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.10%. This waiver/reimbursement may be terminated at any time.

(4) The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Investment Quality Bond Fund do not exceed 1.90% until at least February 28, 2011. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.49%. This waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Investment Quality Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investment Quality Bond Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Investment Quality Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year   3 Years  5 Years  10 Years

Class A  $706     $981     $1,277   $2,116

Class G  $193     $597     $1,026   $2,222

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. All Funds will not buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

U.S. Government Securities.


Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.


Corporate Debt Obligations.

Debt instruments issued by public corporations. They may be secured or unsecured.

Asset Backed Securities.

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.

Convertible or Exchangeable Corporate Debt Obligations.

Debt instruments that may be exchanged or converted to other securities.

Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.

Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.


International Bonds.

Debt instruments issued by non-domestic issuers and traded in U.S. dollars including Yankee Bonds and Eurodollar Bonds.


Receipts.

Separately traded interest or principal components of U.S. government securities.

Dollar-Weighted Effective Average Maturity.

Based on the value of a Fund's investments in securities with different maturity dates. This measures the sensitivity of a debt security's value to changes in interest rates. The value of a long-term debt security is more sensitive to interest rate changes than the value of a short-term security.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

This Prospectus describes the principal risks that you may assume as an investor in the Funds.

Each Fund is subject to the principal risks described below.

General Risks:

* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

* Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risks associated with investing in debt securities:


* Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.


* Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

* Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.


* Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch IBCA, or Moody's.

Risks associated with investing in mortgage-related securities:

* Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

* Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

An investment in a Fund is not a complete investment program.

Share Price


Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.


A Fund's NAV may change on days when shareholders will not be able to purchase or redeem a Fund's shares if a Fund has portfolio securities that are listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.

The Funds value their investments based on market value. When market quotations are not readily available, the Funds value their investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

          Total Assets-Liabilities
NAV  =  ----------------------------
        Number of Shares Outstanding


You can find a Fund's net asset value each day in The Wall Street
Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at http://www.victoryfunds.com.


The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Dividends, Distributions, and Taxes

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Buying a Dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.


As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. Each Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.


Ordinarily, the Funds declare and pay dividends monthly. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION


You can automatically reinvest distributions in the same class of shares of another fund of the Victory Group. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

Important Information about Taxes


Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

* Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.

* An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

* You should review the more detailed discussion of federal income tax considerations in the SAI.

INVESTING WITH VICTORY


If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share
Class" will help you decide whether it would be more to your advantage to buy Class A or Class G Shares of a Fund. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.


We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Choosing a Share Class

Each Fund described in this prospectus offers Class A Shares, which have a front-end sales charge of 2.00% to 5.75%, depending upon the Fund in which you invest. Please look at the "Fund Expenses" section of the Fund in which you are investing to find the sales charge.

The Intermediate Income Fund, Fund for Income and Investment Quality Bond Fund also offer Class G Shares.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

CLASS A

* Front-end sales charge, as described on the next page. There are several ways to reduce this charge.

* Lower annual expenses, generally, than Class G Shares.

CLASS G

* No front-end sales charge. All your money goes to work for you right away.

* Class G Shares are sold only by certain broker-dealers.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

For historical expense information on Class A and G Shares, see the "Financial Highlights" at the end of this Prospectus.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed in the following tables.

Your Investment in:               Sales Charge              Sales Charge
* Intermediate Income Fund        as a % of                 as a % of
* Investment Quality Bond Fund    Offering Price            Your Investment

Up to $49,999                     5.75%                     6.10%

$50,000 up to $99,999             4.50%                     4.71%

$100,000 up to $249,999           3.50%                     3.63%

$250,000 up to $499,999           2.50%                     2.56%

$500,000 up to $999,999           2.00%                     2.04%

$1,000,000 and above(*)           0.00%                     0.00%

Your Investment in:               Sales Charge              Sales Charge
* Limited Term Income Fund        as a % of                 as a % of
* Fund for Income                 Offering Price            Your Investment

Up to $49,999                     2.00%                     2.04%

$50,000 up to $99,999             1.75%                     1.78%

$100,000 up to $249,999           1.50%                     1.52%

$250,000 up to $499,999           1.25%                     1.27%

$500,000 up to $999,999           1.00%                     1.01%

$1,000,000 and above(*)           0.00%                     0.00%

   (*) Except as indicated in the last sentence of this note, there is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. The initial sales charge exemption for investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $999,999.

Sales Charge Reductions and Waivers

You may qualify for reduced sales charges in the following cases:


1. A Letter of Intent lets you buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount.


2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

3. You can combine Class A Shares of multiple Victory Funds (excluding funds sold without a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

4. Victory will completely waive the sales charge (for Class A Shares) in the following cases:

     a. Purchases by current and retired Fund Trustees or officers; directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Administrator belongs.

     b. Purchases for trust or other advisory accounts established with KeyCorp or its affiliates.

     c. Reinvestment of proceeds from a liquidation distribution of Class
     A Shares held in a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank N.A. and its affiliates or the Victory Group.

     d. Purchases by Investment Professionals for fee-based investment products or accounts, and selling brokers and their sales representatives.

     e. Purchases in connection with bundled omnibus retirement programs sponsored by financial institutions.

     f. Purchases by participants in the Victory Investment Program.

     g. Participants in tax-deferred retirement plans who purchased shares pursuant to waiver provisions in effect prior to December 15, 1999.


      *Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.


Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan for its Class A Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of a Fund. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of Class A Shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank N.A. and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plan

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class G Shares of the Intermediate Income Fund, the Fund for Income, and the Investment Quality Bond Fund. Under the Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of each Fund's average daily net assets. The fee is paid for general distribution services, for selling Class G Shares of each of these Funds and for providing personal services to shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of a Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyCorp and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A Shares of each Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated financial institutions that provide administrative and recordkeeping services or provide distribution services to the Funds. These amounts would be in addition to amounts paid by the Funds.

How to Buy Shares


You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum initial investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If you buy shares directly from the Funds and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.


Make your check payable to: The Victory Funds


Beginning March 19, 2001 for Class G Shares and April 23, 2001 for Class A Shares, the addresses below should be used. Before those dates use the addresses on the next page. The telephone number remains the same.

Keep the following addresses handy for purchases, exchanges, or redemptions:

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

Call for wire instructions and confirmation number after instructing your bank to wire funds. Call 800-539-FUND to advise us of the amount being wired and the name of your bank.

BY TELEPHONE

800-539-FUND
(800-539-3863)

Use the following addresses until March 16, 2001 for Class G Shares and until April 20, 2001 for Class A Shares. After that date, use the addresses listed on the previous page. The telephone number remains the same.


Keep the following addresses handy for purchases, exchanges, or redemptions:

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

Class G Shares                          Class A Shares
The Victory Funds                       The Victory Funds
c/o Gradison McDonald                   P.O. Box 8527
580 Walnut Street                       Boston, MA 02266-8527
Cincinnati, OH 45202

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

Class G Shares                          Class A Shares
The Victory Funds                       The Victory Funds
c/o Gradison McDonald                   c/o Boston Financial
580 Walnut Street                       Data Services
Cincinnati, OH 45202                    66 Brooks Drive
Phone: 800-539-FUND                     Braintree, MA 02184
                                        Phone: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds.

Class G Shares                          Class A Shares
The Victory Funds                       The Victory Funds
Firstar Bank                            State Street Bank and Trust Co.
ABA #042000013                          ABA #011000028
For Credit to DDA
Account #8355281                        For Credit to DDA
                                        Account #9905-201-1

(insert Fund name, account              (insert account number,
number and name)                        name, and confirmation
                                        number assigned by
                                        the Transfer Agent)

BY TELEPHONE

800-539-FUND
(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan


To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.


Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.


All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. The Funds reserve the right to not accept third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You can obtain a list of funds available for exchange by calling
800-539-FUND.


You can sell shares of one fund of The Victory Portfolios to buy shares of the same class of any other. This is considered an exchange. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.


You can exchange shares of a Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

* Shares of the Fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you would like to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* If you acquire Class A Shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund with 5.75% sales load as a result of an exchange from another fund of the Victory Group that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

* On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

* You must meet the minimum purchase requirements for the fund you buy by exchange.

* The registration and tax identification numbers of the two accounts must be identical.


* You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.


* Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.


* An exchange of Fund shares constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.


* Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.

BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;


* Wire funds to a previously designated domestic financial institution;


* Mail a check to a previously designated alternate address; or


* Electronically transfer your redemption via the Automated Clearing House (ACH) to a previously designated domestic financial institution.


The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL


Use the regular U.S. mail or overnight mail address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:





* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account;

* The redemption proceeds are being transferred to another Victory Group account with a different registration; or

* The check or wire is being sent to a different bank account.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE
(whichever time is earlier), your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions


* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.


* A Fund may suspend your right to redeem your shares in the following circumstances:

  - During non-routine closings of the NYSE;

  - When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

  - When the SEC orders a suspension to protect a Fund's shareholders.

* Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

About Victory


Each Fund is a member of The Victory Portfolios, a group of 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


The Investment Adviser and Sub-Administrator


Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $75 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

During the fiscal year ended October 31, 2000, KAM was paid an advisory fee at an annual rate based on a percentage of the average daily net assets of each Fund (after waivers) as follows:

Limited Term Income Fund                  0.46%

Intermediate Income Fund                  0.52%

Fund for Income                           0.47%
Investment Quality Bond Fund              0.53%


Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Funds' administrator, pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

Portfolio Management

Deborah Svoboda has been the portfolio manager of the Limited Term Income Fund since September 1998. Ms. Svoboda has been Portfolio Manager and Managing Director of KAM since 1998, prior to which she was a Senior Vice President responsible for asset-backed securities syndication and marketing for McDonald & Company Investments Inc.





Eric Rasmussen is the portfolio manager of the Intermediate Income Fund, a position he has held since August, 2000. A Certified Public Accountant, he has been a Senior Portfolio Manager and Managing Director in the Taxable Fixed Income Group of KAM since 1996, and has been associated with KAM and/or its affiliates since 1988. Prior to joining KAM, Mr. Rasmussen directed the corporate treasury function at KeyCorp.

Thomas M. Seay has been the portfolio manager of the Fund for Income since January 1999, and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Seay, a Senior Vice President of McDonald Investments Inc., also served as portfolio manager of the Gradison Government Income Fund from April, 1998 until March, 1999, when the Fund for Income acquired the Gradison Fund's assets. From March 1987 until April 1998, he served as Vice President and Fixed Income Portfolio Manager, Lexington Management Corporation. He has been in the investment advisory business since 1979.


Richard T. Heine is the portfolio manager of the Investment Quality Bond Fund, a position he has held since its inception in 1993. A Portfolio Manager and Director with KAM, he has been in the investment advisory business since 1977.

Each Fund is supervised by the Board of Trustees, which monitors the services provided to investors.

OPERATIONAL STRUCTURE OF THE FUNDS

TRUSTEES                   ADVISER

SHAREHOLDERS

FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

Advise current and prospective shareholders on their Fund investments.


TRANSFER AGENT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219


Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

ADMINISTRATOR, DISTRIBUTOR,
AND FUND ACCOUNTANT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Funds, distributes shares
through Investment Professionals,
and calculates the value of shares.
As Administrator, handles the day-
to-day activities of the Funds.

CUSTODIAN


KeyBank National Association
127 Public Square
Cleveland, OH 44114


Provides for safekeeping of the
Funds' investments and cash, and
settles trades made by the Funds.

SUB-ADMINISTRATOR

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Additional Information

Some additional information you should know about the Funds.


Fund Operations

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or other reasons.


Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and average annual total return of each Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.


Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any shareholder reports, prospectuses, proxy statements, and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).

Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent accountant for the Funds. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, N.Y. 10022, serves as legal counsel to the Funds.


If you would like to receive additional copies of any materials, please call the Funds at

800-539-FUND.

Financial Highlights

LIMITED TERM INCOME FUND

The Financial Highlights table is intended to help you understand the Limited Term Income Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Limited Term Income Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Limited Term Income Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about Class A Shares of the Limited Term Income Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Limited Term Income Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                     Year           Year          Year           Year           Year
                                                     Ended          Ended         Ended          Ended          Ended
                                                     Oct. 31,       Oct. 31,      Oct. 31,       Oct. 31,       Oct. 31,
                                                     2000           1999          1998           1997           1996

Net Asset Value, Beginning of Period                 $  9.73        $ 10.06       $  9.94        $ 10.01        $ 10.15

Investment Activities
     Net investment income                              0.54           0.50          0.54           0.61           0.63
     Net realized and unrealized gains
       (losses) from investments                       (0.02)         (0.33)         0.12          (0.07)         (0.14)
         Total from Investment Activities               0.52           0.17          0.66           0.54           0.49
         Distributions

     Net investment income                             (0.54)         (0.50)        (0.54)         (0.61)         (0.62)
     In excess of net investment income                   --             --            --             --          (0.01)
         Total Distributions                           (0.54)         (0.50)        (0.54)         (0.61)         (0.63)
Net Asset Value, End of Period                       $  9.71        $  9.73       $ 10.06        $  9.94        $ 10.01
         Total Return (excludes sales charges)          5.55%          1.72%         6.86%          5.57%          4.94%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                      $36,987        $47,488       $81,343        $81,913        $90,019
Ratio of expenses to
  average net assets <F2>                               0.93%          0.96%         0.87%          0.85%          0.86%
Ratio of net investment income
  to average net assets <F2>                            5.49%          5.03%         5.44%          6.06%          5.90%
Ratio of expenses to
  average net assets <F1>                               1.16%          1.09%         1.02%          0.87%          0.89%
Ratio of net investment income
  to average net assets <F1>                            5.26%          4.90%         5.29%          6.04%          5.87%
Portfolio turnover                                       162%           220%          177%           139%           221%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective December 15, 1999, the advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Fund at a maximum of .90% until at least February 28, 2001.



Financial Highlights

INTERMEDIATE INCOME FUND

The Financial Highlights table is intended to help you understand the Intermediate Income Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Intermediate Income Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Intermediate Income Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about Class A and Class G Shares of the Intermediate Income Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Intermediate Income Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                                                                                                   Class G
                                                                    Class A Shares                                 Shares

                                                                                                                   Dec. 21,
                                               Year         Year         Year          Year         Year           1999
                                               Ended        Ended        Ended         Ended        Ended          through
                                               Oct. 31,     Oct. 31,     Oct. 31,      Oct. 31,     Oct. 31,       Oct. 31,
                                               2000         1999         1998          1997         1996           2000<F2>

Net Asset Value, Beginning of Period           $   9.32     $   9.85     $   9.61      $   9.56     $   9.69       $ 9.25

Investment Activities
     Net investment income                         0.56         0.50         0.53          0.56         0.56         0.50
     Net realized and unrealized gains
       (losses) from investments                  (0.02)       (0.52)        0.24          0.05        (0.13)        0.02

         Total from Investment Activities          0.54        (0.02)        0.77          0.61         0.43         0.52

Distributions
     Net investment income                        (0.56)       (0.50)       (0.53)        (0.56)       (0.56)       (0.51)
     Net realized gains                           --           (0.01)          --            --           --           --

         Total Distributions                      (0.56)       (0.51)       (0.53)        (0.56)       (0.56)       (0.51)

Net Asset Value, End of Period                 $   9.30     $   9.32     $   9.85      $   9.61     $   9.56       $ 9.26
Total Return (excludes sales charges)              6.00%       (0.18)%       8.30%         6.62%        4.56%        5.82%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                $190,945     $224,190     $256,267      $248,841     $272,087       $  541
Ratio of expenses to
  average net assets <F6>                          0.92%        1.00%        0.96%         0.96%        0.94%        1.00%<F4>
Ratio of net investment income
  to average net assets <F6>                       5.95%        5.26%        5.48%         5.87%        5.81%        5.95%<F4>
Ratio of expenses to
  average net assets <F1>                          1.27%        1.26%        1.24%         1.09%        1.11%        5.06%<F4>
Ratio of net investment income
  to average net assets <F1>                       5.60%        5.00%        5.20%         5.74%        5.64%        1.89%<F4>
Portfolio turnover <F5>                             278%         303%         318%          195%         164%         278%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> On December 15, 1999, the advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A Shares and Class G Shares of the Fund at a maximum of 0.90% and 1.00%, respectively, until at least February 28, 2001.



Financial Highlights

FUND FOR INCOME

The Financial Highlights table is intended to help you understand the Fund for Income's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund for Income. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund for Income (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about Class A and Class G Shares of the Fund for Income. The financial highlights for the period from January 1, 1999 to October 31, 1999 and for the fiscal year ended October 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund for Income, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the four fiscal years ended December 31, 1998 were audited by another independent accountant.



                                 Class A Shares                                    Class G Shares

                                         Mar. 26,                 Jan. 1,
                             Year        1999         Year        1999         Year         Year         Year         Year
                             Ended       to           Ended       to           Ended        Ended        Ended        Ended
                             Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
                             2000        1999<F4><F7> 2000        1999<F4>     1998         1997         1996         1995

Net Asset Value,
  Beginning of Period        $  12.79    $ 13.14      $  12.78    $  13.32     $  13.14     $  12.88     $  13.21     $  12.02

Investment Activities
     Net investment income       0.81       0.46          0.84        0.66         0.77         0.78         0.78         0.79
     Net realized
       and unrealized
       gains (losses)
       on investments              --<F9>  (0.36)        (0.01)      (0.54)        0.17         0.26        (0.34)        1.23

         Total from
           Investment
           Activities            0.81       0.10          0.83        0.12         0.94         1.04         0.44         2.02

Distributions
     Net investment income      (0.83)     (0.45)        (0.84)      (0.66)       (0.76)       (0.78)       (0.77)       (0.79)
     Tax return of capital         --         --            --          --           --           --           --        (0.04)

         Total Distributions    (0.83)     (0.45)        (0.84)      (0.66)       (0.76)       (0.78)       (0.77)       (0.83)

Net Asset Value,
  End of Period              $  12.77    $ 12.79      $  12.77    $  12.78     $  13.32     $  13.14     $  12.88     $  13.21

Total Return
  (excludes sales charges)       6.67%      0.72%<F2>     6.74%       0.94%<F2>    7.37%        8.36%        3.51%       17.20%

Ratios/Supplemental Data:
Net Assets,
  End of Period (000)        $124,131    $40,270      $143,963    $192,422     $159,712    $155,072      $162,874     $185,434
Ratio of expenses to
  average net assets <F5>        0.97%      1.00%<F3>     0.89%       0.88%<F3>    0.89%       0.90%         0.90%        0.92%
Ratio of net
  investment income to
  average net assets <F5>        6.48%      6.02%<F3>     6.55%       6.12%<F3>    5.79%       6.04%         6.06%        6.19%
Ratio of expenses to
  average net assets <F1>        1.09%      1.22%<F3>     1.04%       1.04%<F3>    0.90%       <F6>          <F6>         <F6>
Ratio of net investment
  income to average net
  assets <F1>                    6.36%      5.80%<F3>     6.40%       5.96%<F3>    5.78%       <F6>          <F6>         <F6>
Portfolio turnover <F8>            25%        24%           25%         24%          36%         12%           13%          16%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund For Income. Financial highlights prior to March 26, 1999 represent the Gradison Government Income Fund.

<F5> Effective March 26, 1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 0.89% until at least April 1, 2001. Effective February 28, 2000, the Adviser has also agreed to waive its management fee for Class A shares to the extent necessary to maintain the net operating expenses of the Fund at a maximum of 1.00% until at least February 28, 2001.

<F6> There were no voluntary fee reductions during the period.

<F7> Period from commencement of operations.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F9> Less than $.01 per share.



Financial Highlights

INVESTMENT QUALITY BOND FUND

The Financial Highlights table is intended to help you understand the Investment Quality Bond Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Investment Quality Bond Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Investment Quality Bond Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about Class A and Class G Shares of the Investment Quality Bond Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Investment Quality Bond Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                                                                                                Class G
                                                                     Class A Shares                             Shares

                                                                                                                December 21,
                                            Year            Year         Year         Year         Year         1999
                                            Ended           Ended        Ended        Ended        Ended        through
                                            Oct. 31,        Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
                                            2000            1999         1998         1997<F2>     1996         2000<F7>

Net Asset Value, Beginning of Period        $   9.37        $  10.00     $   9.78     $   9.63     $   9.76      $ 9.27

Investment Activities
     Net investment income                      0.57            0.54         0.55         0.57         0.57        0.53
     Net realized and unrealized gains
       (losses) from investments               (0.04)          (0.64)        0.22         0.14        (0.13)       0.08

         Total from Investment Activities       0.53           (0.10)        0.77         0.71         0.44        0.61

Distributions
     Net investment income                     (0.58)          (0.53)       (0.55)       (0.56)       (0.56)      (0.54)
     In excess of net investment income           --<F8>          --           --           --           --          --<F8>
     Tax return of capital                        --              --           --           --        (0.01)         --

         Total Distributions                   (0.58)          (0.53)       (0.55)       (0.56)       (0.57)      (0.54)

Net Asset Value, End of Period              $   9.32        $   9.37     $  10.00     $   9.78     $   9.63      $ 9.34
Total Return (excludes sales charges)           6.04%          (1.18)%       8.06%        7.67%        4.65%       6.77%<F3>
Ratios/Supplemental Data:
Net Assets, End of Period (000)             $111,448        $140,962     $169,932     $181,007     $150,807      $  410
Ratio of expenses to
  average net assets <F6>                       1.04%           1.09%        1.06%        1.04%        1.01%       1.10%<F4>
Ratio of net investment income
  to average net assets <F6>                    6.10%           5.44%        5.49%        5.90%        5.99%       6.01%<F4>
Ratio of expenses to
  average net assets <F1>                       1.36%           1.34%        1.31%        1.17%        1.14%       6.24%<F4>
Ratio of net investment income
  to average net assets <F1>                    5.78%           5.19%        5.24%        5.77%        5.86%       0.87%<F4>
Portfolio turnover <F5>                          304%            398%         492%         249%         182%        304%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective June 13, 1997, the Victory Government Bond Fund merged into the Investment Quality Bond Fund. Financial highlights for the periods prior to June 13, 1997 represent the Investment Quality Bond Fund.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective December 15,1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class A Shares and Class G Shares of the Fund at a maximum of 1.10% until at least February 28, 2001.

<F7> Period from commencement of operations.

<F8> Less than $.01 per share.



                   This page is intentionally left blank.

                    This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114


PRESORTED
STANDARD
US POSTAGE PAID
CLEVELAND, OH
PERMIT No. 469


If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).


By mail: Beginning March 19, 2001 for Class G shareholders and April 23, 2001 for Class A shareholders, use the following address to request information by mail:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

Prior to the dates listed above, you can request information by mail at the following address:

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527


You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at http://www.victoryfunds.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
(LOGO)(R)


Investment Company Act File Number 811-4852   VF-TXFI-PRO (2/01)

Prospectus


February 27, 2001


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Specialty Funds

Balanced Fund
Class A and G Shares

Convertible Securities Fund
Class A and G Shares

Real Estate Investment Fund
Class A and G Shares

Victory Funds
(LOGO)(R)


www.victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

Key to Financial Information

Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a Fund.

Performance

A summary of the historical performance of a Fund in comparison to an unmanaged index, and, in some cases, the average performance of a category of mutual funds.

Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.


Shares of the Funds are:

  * Not insured by the FDIC;

  * Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

  * Subject to possible investment risks, including possible loss of the amount invested.


                              Table of Contents

Introduction                                                          1

Risk/Return Summary for each of the Funds

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund.

      Balanced Fund
          Class A and G Shares                                        2

      Convertible Securities Fund
          Class A and G Shares                                        4

      Real Estate Investment Fund
          Class A and G Shares                                        6

Investments                                                           8

Risk Factors                                                          9

Share Price                                                          12

Dividends, Distributions, and Taxes                                  12

Investing with Victory
      * Choosing a Share Class                                       14
      * How to Buy Shares                                            17

      * How to Exchange Shares                                       20
      * How to Sell Shares                                           21

Organization and Management of the Funds                             23

Additional Information                                               25

Financial Highlights

      Balanced Fund                                                  26
      Convertible Securities Fund                                    27
      Real Estate Investment Fund                                    28

Appendix                                                             29

Introduction


This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Investment Strategy


Each Fund pursues its investment objectives by investing primarily in equity securities. The Balanced Fund also invests a portion of its assets in debt securities and the Convertible Securities Fund invests primarily in fixed-income securities convertible into common stock, including a significant amount of below-investment-grade securities, sometimes known as "junk bonds." However, each Fund has unique investment strategies and its own risk/reward profile. Please review the "Risk/Return Summary" for each Fund and the "Investments" section for an overview.


Risk Factors

Each Fund invests primarily in equity securities. The value of equity securities may fluctuate in response to the activities of an individual company, or in response to general market or economic conditions. The Balanced Fund and the Convertible Securities Fund are subject to the risks of both equity and debt securities, since both Funds are permitted to invest in both types of securities. There are other potential risks discussed in each "Risk/Return Summary" and in "Risk Factors."

Who May Want to Invest in the Funds

      * Investors who want a diversified portfolio

      * Investors willing to accept the risk of price and dividend fluctuations


      * Investors willing to accept higher risk along with potentially higher returns


      * Long-term investors with a particular goal, like saving for retirement or a child's education

Share Classes

Each Fund offers Class A and Class G Shares. See "Choosing a Share Class."

Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference.

The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

Risk/Return Summary

BALANCED FUND

CLASS A SHARES
Cusip#: 926464876
SBALX

CLASS G SHARES
Cusip#: 926464272

Investment Objective

The Balanced Fund seeks to provide income and long-term growth of capital.

Principal Investment Strategies

The Balanced Fund pursues its investment objective by investing in equity securities and fixed income securities. The Balanced Fund may invest in any type or class of security, including foreign securities.

Under normal market conditions, the Balanced Fund will:

      * Invest 40% to 75% of its total assets in equity securities and securities convertible or exchangeable into common stock; and

      * Invest at least 25% of its total assets in debt securities and preferred stocks. The debt securities in which the Balanced Fund may invest include asset backed securities, mortgage backed securities, corporate bonds and U.S. government securities.

Important Characteristics of the Balanced Fund's Investments:

In making investment decisions involving Equity Securities, the Adviser considers:

      * The growth and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides;

      * The financial condition of the company; and

      * The price of the security and how that price compares to historical price levels, to current price levels in the general market, and to prices of competing companies; projected earnings estimates; and the earnings growth rate of the company.

In making investment decisions involving Debt Securities, the Adviser considers:

      * Quality: The Balanced Fund primarily purchases investment-grade debt securities.

      * Maturity: The average weighted maturity of the Balanced Fund's fixed income securities will range from 5 to 15 years. This range may be changed in response to changes in market conditions.

In making investment decisions involving Preferred Stock, the Adviser considers:

      * The issuer's financial strength, including its historic and current financial condition;

      * The issuer's projected earnings, cash flow, and borrowing requirements; and

      * The issuer's continuing ability to meet its obligations.

The Balanced Fund's higher portfolio turnover rate may result in higher expenses and taxable gain distributions.

There is no guarantee that the Balanced Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Balanced Fund. The Balanced Fund is subject to the following principal risks, more fully described in "Risk Factors." The Balanced Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      * The market value of securities acquired by the Balanced Fund declines.

      * The portfolio manager does not execute the Balanced Fund's principal investment strategies effectively.

      * A company's earnings do not increase as expected.

      * Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

      * Interest rates rise.


      * An issuer's credit quality is downgraded or an issuer defaults.


      * The Balanced Fund must reinvest interest or sale proceeds at lower rates.

      * The rate of inflation increases.

      * The average life of a mortgage-related security is shortened or lengthened.


      * A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.


     An investment in the Balanced Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Balanced Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and in the level of income they receive from their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Balanced Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the Balanced Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994    -1.73%
1995    26.11%
1996    14.55%
1997    19.51%
1998    17.91%
1999     6.85%
2000     5.02%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 10.17% (quarter ending December 31, 1998) and the lowest return for a quarter was -4.32% (quarter ending September 30, 1999).


     The table shows how the average annual total returns for Class A and Class G Shares of the Balanced Fund for one year, five years and since inception, as applicable, including maximum sales charges, compare to those of a broad-based market index and an index of mutual funds with similar investment objectives.

Average Annual Total Returns
(for the Periods ended     Past       Past     Since
December 31, 2000)       One Year   5 Years  Inception

Class A                   -1.00%     11.28%    11.26%(1)

S&P 500 Index(3),(5)      -9.12%     18.33%    18.09%(1)

Lipper Balanced
Fund Index(4),(5)          2.39%     11.80%    11.36%(1)

Class G                    4.79%       N/A      6.54%(2)

S&P 500 Index             -9.12%       N/A     -5.26%(2)

Lipper Balanced
Fund Index                 2.39%       N/A      4.66%(2)



(1) Performance is from December 10, 1993, inception date of Class A Shares.

(2) Performance is from December 15, 1999, inception date of Class G Shares.

(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

(4) The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund investment category.

(5) Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Balanced Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                              0.80%      0.80%


Distribution (12b-1) Fees                    0.00%      0.50%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.55%      2.65%

Total Fund Operating Expenses(3)             1.35%      3.95%

Fee Waiver/Expense
Reimbursement                               (0.00)%    (1.95)%

Net Expenses                                 1.35%(4)   2.00%(5)


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) Expenses have been restated to reflect current fees.

(4) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.30%. This waiver/reimbursement may be terminated at any time.

(5) The Adviser has agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Balanced Fund will not exceed 2.00% until at least February
28, 2011. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.60%. This waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Balanced Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Balanced Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 Year    3 Years     5 Years    10 Years

Class A        $705       $978      $1,272      $2,105

Class G        $203       $627      $1,078      $2,327

Risk/Return Summary

CONVERTIBLE SECURITIES FUND

CLASS A SHARES
Cusip#: 926464538
SBFCX

CLASS G SHARES
Cusip#: 926464280

Investment Objective

The Convertible Securities Fund seeks a high level of current income together with long-term capital appreciation.

Principal Investment Strategies


The Convertible Securities Fund pursues its investment objective by investing at least 65% of its total assets in convertible securities. Investments in securities are not limited by credit quality and a significant portion of the assets of the Fund may be comprised of below-investment-grade securities. Lower quality or below-investment-grade debt securities are sometimes referred to as "junk bonds." See "Risks associated with investing in below-investment-grade securities" and the Appendix.


Under normal market conditions, the Convertible Securities Fund will invest at least 65% of its total assets in:

      * Securities convertible into common stocks, such as convertible bonds, convertible notes, and convertible preferred stocks; and

      * Synthetic convertible securities, which are created by combining fixed income securities with the right to acquire equity securities.

     There is no guarantee that the Convertible Securities Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Convertible Securities Fund. The Convertible Securities Fund is subject to the following principal risks, more fully described in "Risk Factors." The Convertible Securities Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      * The market value of securities acquired by the Convertible Securities Fund declines.

      * The portfolio manager does not execute the Convertible Securities Fund's principal investment strategies effectively.

      * A company's earnings do not increase as expected.

      * Interest rates rise.


      * An issuer's credit quality is downgraded or an issuer defaults.


      * The rate of inflation increases.


      * Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.


     An investment in the Convertible Securities Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, the Convertible Securities Fund is subject to the risks related to investments in below-investment-grade debt securities.

     By itself, the Convertible Securities Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Convertible Securities Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the Convertible Securities Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1991    27.69%
1992    11.30%
1993    20.09%
1994    -6.45%
1995    24.30%
1996    19.14%
1997    16.35%
199     -0.78%
1999    11.75%
2000    14.21%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 9.38% (quarter ending March 31, 1994) and the lowest return for a quarter was -10.67% (quarter ending September 30, 1998).


     The table shows how the average annual total returns for Class A and Class G Shares of the Convertible Securities Fund for one year, five years, ten years and from inception, as applicable, including maximum sales charges, compare to those of a broad-based market index and an index of mutual funds with similar investment objectives.

Average Annual Total Returns                    Past 10 Years
(for the Periods ended         Past      Past     or Since
December 31, 2000)           One Year   5 Years   Inception

Class A                        7.67%    10.59%    12.63%(1)

S&P 500 Index(2),(4)          -9.12%    18.33%    17.46%(1)

Lipper Convertible
Securities Fund Index(3),(4)   4.82%    13.13%    13.42%(1)

Class G                       14.49%      N/A     16.66%(5)

S&P 500 Index                 -9.12%      N/A     -6.65%(5)

Lipper Convertible
Securities Fund Index          4.84%      N/A      7.82%(5)

(1) Ten year performance.

(2) The S&P 500 Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.


(3) Mutual funds listed in the Lipper Convertible Securities Fund Index invest primarily in convertible bonds and convertible preferred shares.

(4) Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


(5) Performance is from December 21, 1999, inception date of Class G Shares.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Convertible Securities Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class G

Maximum Sales Charge
Imposed on Purchases                      5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of          NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                   NONE       NONE

Redemption Fees                           NONE       NONE

Exchange Fees                             NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                           0.75%      0.75%

Distribution (12b-1) Fees                 0.00%      0.50%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                           0.53%     12.15%

Total Fund Operating Expenses(3)          1.28%     13.40%

Fee Waiver/Expense
Reimbursement                            (0.00)%   (11.40)%

Net Expenses                              1.28%      2.00%(4)


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) Expenses have been restated to reflect current fees.

(4) The Adviser has contractually agreed to waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Convertible Securities Fund will not exceed 2.00% until at least February 28, 2011. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.60%. This waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Convertible Securities Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Convertible Securities Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Convertible Securities Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 Year    3 Years     5 Years    10 Years

Class A      $698      $958        $1,237     $2,031

Class G      $203      $627        $1,078     $2,327

Risk/Return Summary

REAL ESTATE INVESTMENT FUND

CLASS A SHARES
Cusip#: 926464579
VREIX

CLASS G SHARES
Cusip#: 926464298

Investment Objective

The Real Estate Investment Fund seeks to provide total return through investments in real estate-related securities.

Principal Investment Strategies


The Real Estate Investment Fund pursues its investment objective by investing at least 80% of the Fund's total assets in real estate-related companies under normal market conditions. Generally, a real estate company derives at least 50% of its revenues from real estate or has at least 50% of its assets in real estate.


Under normal market conditions, the Real Estate Investment Fund will invest substantially all of its assets in:

      * Equity securities (including equity and mortgage real estate investment trusts (REITs));

      * Rights or warrants to purchase common stocks;

      * Securities convertible into common stocks when the Adviser thinks that the conversion will be profitable; and

      * Preferred stocks.

     There is no guarantee that the Real Estate Investment Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Real Estate Investment Fund. The Real Estate Investment Fund is subject to the following principal risks, more fully described in "Risk Factors." The Real Estate Investment Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      * The market value of securities acquired by the Real Estate Investment Fund declines.

      * The portfolio manager does not execute the Real Estate Investment Fund's principal investment strategies effectively.


      * Property values decrease; vacancies of rental properties increase; overbuilding increases; or property taxes and operating expenses increase.

     The Real Estate Investment Fund is a non-diversified fund. As a non-diversified fund, the Real Estate Investment Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Real Estate Investment Fund more susceptible to economic or credit risks. In addition, the Real Estate Investment Fund is subject to the risks related to direct investment in real estate.

     An investment in the Real Estate Investment Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     By itself, the Real Estate Investment Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Real Estate Investment Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the Real Estate Investment Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1998   -14.43%
1999     0.58%
2000    30.56%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 10.38% (quarter ending June 30, 2000) and the lowest return for a quarter was -10.51% (quarter ending September 30, 1998).

     The table shows how the average annual total returns for Class A and Class G Shares of the Real Estate Investment Fund for one year and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns
(for the Periods ended                Past       Since
December 31, 2000)                  One Year   Inception

Class A                              23.08%     8.47%(1)

Morgan Stanley REIT Index(2)         26.81%     5.80%(1)

Class G                              30.24%    37.82%(3)

Morgan Stanley REIT Index            26.81%    25.35%(3)

(1) Performance is from April 30, 1997, inception date of Class A Shares.


(2) The Morgan Stanley REIT Index is a capitalization-weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


(3) Performance is from December 15, 1999, inception date of Class G Shares.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Real Estate Investment Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)      Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                              0.80%      0.80%


Distribution (12b-1) Fees                    0.00%      0.50%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.97%     30.48%

Total Fund Operating Expenses(3)             1.77%     31.78%

Fee Waiver/Expense
Reimbursement                               (0.00)%   (29.78)%

Net Expenses                                 1.77%(4)   2.00%(5)


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) Expenses have been restated to reflect current fees.

(4) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.40%. This waiver/reimbursement may be terminated at any time.

(5) The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Real Estate Investment Fund will not exceed 2.00% until at least February 28, 2011. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.75%. This waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Real Estate Investment Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Real Estate Investment Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Real Estate Investment Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 Year    3 Years     5 Years    10 Years

Class A      $745      $1,100      $1,479     $2,539

Class G      $203      $  627      $1,078     $2,327

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. All Funds will not buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).

U.S. Equity Securities.

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality.

Corporate Debt Obligations.

Debt instruments issued by public corporations. They may be secured or unsecured.

Convertible or Exchangeable Corporate Debt Obligations.

Debt instruments that may be exchanged or converted to other securities.

Asset-Backed Securities.

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.

Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

Preferred Stock.

A class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets.

Real Estate Investment Trusts.

Shares of ownership in real estate investment trusts or mortgages on real estate.

Risk Factors

This Prospectus describes the principal risks that you may assume as an investor in the Funds.

This table summarizes the principal risks, described below, to which the Funds are subject.

                                          Convertible    Real Estate
                            Balanced      Securities     Investment
                            Fund          Fund           Fund

Market risk and             X             X              X
manager risk

Equity risk                 X             X              X

Foreign security
and currency risk           X


Debt security risk          X             X              X


Below-investment-grade
security risk                             X

Real estate
security risk                                            X

Concentration and
diversification risk                                     X


Mortgage-related
security risk               X                            X


General Risks:

      * Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

      * Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

Risks associated with investing in equity securities:

      * Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Risks associated with investing in foreign securities:

      * Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Political and economic risks, along with other factors, could adversely affect the value of the Balanced Fund's securities.


      * Foreign investment risk. Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

     Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and investments in U.S. companies that have significant foreign operations.


Risks associated with investing in debt securities:


      * Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.


      * Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

      * Reinvestment risk is the risk that when interest rates are declining, a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

      * Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by nationally recognized statistical rating organizations (NRSROs) such as Standard & Poor's (S&P), Fitch IBCA International, or Moody's Investors Service (Moody's).

Risks associated with investing in below-investment-grade securities:


      * Below-investment-grade securities ("junk bonds") are subject to certain risks in addition to those risks associated with higher-rated securities. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, which may cause them to be downgraded or default, less liquid, and more difficult to evaluate than investment-grade securities.


Risks associated with investing in mortgage-related securities:

      * Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

      * Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Risks associated with investing in real estate securities:

      * Real estate risk is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other risks associated with real estate. While the Real Estate Investment Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs(*) may be affected by changes in property value, while mortgage REITs(**) may be affected by credit quality and interest rates.

(*)Equity REITs may own property, generate income from rental and lease payments, and offer the potential for growth from property appreciation and periodic capital gains from the sale of property.

(**)Mortgage REITs earn interest income and are subject to credit risks, like the chance that a developer may fail to repay a loan. Mortgage REITs are also subject to interest rate risk, described above.

      * Regulatory risk. Certain REITs may fail to qualify for pass-through of income under federal tax law, or to maintain their exemption from the registration requirements under federal securities laws.

An investment in a Fund is not a complete investment program.

Share Price


Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.


     The Funds value their investments based on market value. When market quotations are not readily available, the Funds value their investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

           Total Assets-Liabilities
NAV =    ----------------------------
         Number of Shares Outstanding


     You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at http://www.victoryfunds.com.


The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Buying a Dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Dividends, Distributions, and Taxes


As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.


Ordinarily, the Balanced Fund declares and pays dividends monthly. The Convertible Securities Fund and the Real Estate Investment Fund each declares and pays dividends quarterly. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION


In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, a Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes


Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

      * Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

      * Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

      * Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.

      * An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

      * Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

      * Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

      * Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

      * A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

      * You should review the more detailed discussion of federal income tax considerations in the SAI.


Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

INVESTING WITH VICTORY


If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A or Class G Shares of a Fund. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.


We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Choosing a Share Class

Each Fund offers Class A and Class G Shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

CLASS A

* Front-end sales charge, as described on the next page. There are several ways to reduce this charge.

* Lower annual expenses, generally, than Class G Shares.

CLASS G

* No front-end sales charge. All your money goes to work for you right away.

* Class G Shares are sold only by certain broker-dealers.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

For historical expense information on Class A Shares, see the financial highlights at the end of this Prospectus.

Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

                             Sales Charge    Sales Charge
                             as a % of       as a % of
Your Investment in the Fund  Offering Price  Your Investment

Up to $49,999                5.75%           6.10%

$50,000 up to $99,999        4.50%           4.71%

$100,000 up to $249,999      3.50%           3.63%

$250,000 up to $499,999      2.50%           2.56%

$500,000 up to $999,999      2.00%           2.04%

$1,000,000 and above*        0.00%           0.00%

*Except as indicated in the last sentence of this note, there is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. The initial sales charge exemption for investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $999,999.

Sales Charge Reductions and Waivers for Class A Shares

You may qualify for reduced sales charges in the following cases:


     1. A Letter of Intent lets you buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount.


     2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

     3. You can combine Class A Shares of multiple Victory Funds, (excluding funds sold without a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.


     4. Victory will completely waive the sales charge (for Class A Shares) in the following cases:

        a. Purchases by current and retired Fund Trustees or officers; directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Administrator belongs.

        b. Purchases for trust or other advisory accounts established with KeyCorp or its affiliates.

        c. Reinvestment of proceeds from a liquidation distribution of Class A Shares held in a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank N.A. and its affiliates or the Victory Group.


*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

        d. Purchases by Investment Professionals for fee-based investment products or accounts, and selling brokers and their sales representatives.

        e. Purchases in connection with bundled omnibus retirement programs sponsored by financial institutions.

        f. Purchases by participants in the Victory Investment Program.

        g. Participants in tax-deferred retirement plans who purchased shares pursuant to waiver provisions in effect prior to December 15, 1999.

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan for its Class A Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services, a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the Class A Shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank N.A. and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plan

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class G Shares of each Fund. Under the Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of each Fund's average daily net assets. The fee is paid for general distribution services, for selling Class G Shares of each of these Funds and for providing personal services to shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of a Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyCorp and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A Shares of each Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated financial institutions that provide administrative and recordkeeping services or provide distribution services to the Funds. These amounts would be in addition to amounts paid by the Funds.

How to Buy Shares


You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If you buy shares directly from the Funds and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.


Make your check payable to: The Victory Funds


Beginning March 19, 2001 for Class G Shares and April 23, 2001 for Class A Shares, the addresses below should be used. Before those dates use the addresses on the next page. The telephone number remains the same.

Keep the following addresses handy for purchases, exchanges, or redemptions:

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

Call for wire instructions and confirmation number after instructing your bank to wire funds. Call 800-539-FUND to advise us of the amount being wired and the name of your bank.

BY TELEPHONE

800-539-FUND
(800-539-3863)

Use the following addresses until March 16, 2001 for Class G Shares and until April 20, 2001 for Class A Shares. After that date, use the addresses listed on the previous page. The telephone number remains the same.


Keep the following addresses handy for purchases, exchanges, or redemptions:

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

Class G Shares
The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202

Class A Shares
The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

Class G Shares
The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202
Phone: 800-539-FUND

Class A Shares
The Victory Funds
c/o Boston Financial
Data Services
66 Brooks Drive
Braintree, MA 02184
Phone: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds.

Class G Shares
The Victory Funds
Firstar Bank
ABA #042000013

For Credit to DDA
Account #8355281

(insert Fund name, account number and name)

Class A Shares
The Victory Funds
State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1

(insert account number, name, and confirmation number assigned by the Transfer Agent)

BY TELEPHONE

800-539-FUND
(800-539-3863)

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan


To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.


Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.


All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. The Funds reserve the right to not accept third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.


If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

How to Exchange Shares


You can sell shares of one fund of The Victory Portfolios to buy shares of the same class of any other. This is considered an exchange. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.


You can exchange shares of a Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

* Shares of the Fund selected for exchange must be available for sale in your state of residence.


* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* If you acquire Class A Shares of a Fund as a result of an exchange, you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund as a result of an exchange from another fund of the Victory Group that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.


* On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.


* You must meet the minimum purchase requirements for the fund you purchase by exchange.


* The registration and tax identification numbers of the two accounts must be identical.


* You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.


* Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.


* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

* An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.


* Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.

You can obtain a list of funds available for exchange by calling 800-539-FUND.

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.

BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;


* Wire funds to a previously designated domestic financial institution;


* Mail a check to a previously designated alternate address; or


* Electronically transfer your redemption via the Automated Clearing House
  (ACH) to a previously designated domestic financial institution.


The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL


Use the regular U.S. mail or overnight mail address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:





* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account;

* The redemption proceeds are being transferred to another Victory Group account with a different registration; or

* The check or wire is being sent to a different bank account.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions


      * Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.


      * A Fund may suspend your right to redeem your shares in the following circumstances:

         - During non-routine closings of the NYSE;

         - When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

         - When the SEC orders a suspension to protect a Fund's shareholders.

      * Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

About Victory


Each Fund is a member of The Victory Portfolios, a group of 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $75 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.


For the fiscal year ended October 31, 2000, KAM was paid advisory fees based on a percentage of the average daily net assets of each Fund (after waivers) as follows:

Balanced Fund                             0.80%
Convertible Securities Fund               0.75%
Real Estate Investment Fund               0.46%


Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

Portfolio Management


Denise Coyne and Richard T. Heine are the Portfolio Managers of the Balanced Fund, and together are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Heine has been the portfolio manager of the Balanced Fund since its inception in December 1993. He is a Portfolio Manager and Managing Director of KAM, and has been associated with KAM or its affiliates since 1976. Ms. Coyne has been a portfolio manager of the Balanced Fund since January 1995. She is a Portfolio Manager and Managing Director for KAM, and has been associated with KAM or its affiliates since 1985.

Richard A. Janus, James K. Kaesberg, and Amy E. Bush are the portfolio managers of the Convertible Securities Fund. Mr. Janus and Mr. Kaesberg have held that position since April 1996, and Ms. Bush since January 1, 2000. Together they are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Janus is a Senior Managing Director of KAM, and has been associated with KAM or its affiliates since 1977. Mr. Kaesberg is a Portfolio Manager and Managing Director of Convertible Securities Investments for KAM, and has been associated with KAM or its affiliates since 1985. Ms. Bush is a Director of KAM and has been associated with KAM or an affiliate since 1993.

Patrice Derrington is the portfolio manager of the Real Estate Investment Fund, and is primarily responsible for the day-to-day management of the Fund's portfolio. She has been the Fund's portfolio manager since its inception. (Prior to February 27, 2001, she was co-portfolio manager.) Ms. Derrington is a Managing Director and Portfolio Manager of KAM, and has been associated with KAM or its affiliates since 1996. Prior to that, she was a Vice President, Real Estate Finance, of Chemical Bank.

OPERATIONAL STRUCTURE OF THE FUNDS

TRUSTEES             ADVISER

SHAREHOLDERS

FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

Advise current and prospective shareholders on their Fund investments.


TRANSFER AGENT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219


Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

ADMINISTRATOR, DISTRIBUTOR,
AND FUND ACCOUNTANT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Funds, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Funds.

CUSTODIAN


KeyBank National Association
127 Public Square
Cleveland, OH 44114


Provides for safekeeping of
the Funds' investments and
cash, and settles trades made
by the Funds.


SUB-ADMINISTRATOR

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Each Fund is supervised by the Board of Trustees, which monitors the services provided to investors.

Additional Information


Fund Operations

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.


Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any shareholder reports, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).


Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent accountant for the Funds. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, N.Y. 10022, serves as legal counsel to the Funds.


If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

Some additional information you should know about the Funds.

Financial Highlights

BALANCED FUND

The Financial Highlights table is intended to help you understand the Balanced Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A and Class G Shares of the Balanced Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Balanced Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                                      Class A Shares                               Class G Shares

                                                                                                                   Dec. 15,
                                         Year           Year           Year          Year           Year           1999
                                         Ended          Ended          Ended         Ended          Ended          through
                                         Oct. 31,       Oct. 31,       Oct. 31,      Oct. 31,       Oct. 31,       Oct. 31,
                                         2000           1999           1998          1997           1996           2000<F6>
Net Asset Value,
  Beginning of Period                    $  15.10       $  14.67       $  13.87      $  12.33       $  11.01       $13.92

Investment Activities
     Net investment income                   0.33           0.32           0.37          0.36           0.36         0.30
     Net realized and
       unrealized gains
       (losses) from investments
       and foreign currencies                0.62           1.34           1.54          1.90           1.39         0.57

         Total from
           Investment Activities             0.95           1.66           1.91          2.26           1.75         0.87

Distributions
     Net investment income                  (0.34)         (0.31)         (0.37)        (0.35)         (0.36)       (0.30)
     In excess of net
       investment income                    (0.01)            --             --            --             --           --<F4>
     Net realized gains                     (1.23)         (0.92)         (0.74)        (0.37)         (0.07)          --

         Total Distributions                (1.58)         (1.23)         (1.11)        (0.72)         (0.43)       (0.30)

Net Asset Value, End of Period           $  14.47       $  15.10       $  14.67      $  13.87       $  12.33       $14.49

Total Return
  (excludes sales charges)                   6.74%         11.73%         14.55%        19.02%         16.27%        6.32%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)          $412,606       $422,586       $418,807      $342,933       $273,553       $1,141
Ratio of expenses to
  average net assets <F7>                    1.27%          1.27%          1.27%         1.25%          1.27%        1.57%<F3>
Ratio of net investment income
  to average net assets <F7>                 2.36%          2.13%          2.54%         2.69%          3.14%        2.04%<F3>
Ratio of expenses to
  average net assets<F1>                     1.35%          1.50%          1.50%         1.36%          1.43%        3.95%<F3>
Ratio of net investment income
  to average net assets<F1>                  2.28%          1.90%          2.31%         2.58%          2.98%       (0.34)%<F3>
Portfolio turnover <F5>                       140%           177%           231%          109%            80%         140%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and /or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Less than $0.01 per share.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Period from commencement of operations.

<F7> On December 15, 1999, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G shares of the fund at a maximum of 1.55% until at least February 28, 2001.



Financial Highlights

CONVERTIBLE SECURITIES FUND

The Financial Highlights table is intended to help you understand the Convertible Securities Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A and Class G Shares of the Convertible Securities Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Convertible Securities Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                                   Class A Shares                                   Class G Shares

                                                            Eleven                                                  Dec. 21,
                                   Year         Year        Months                                                  1999
                                   Ended        Ended       Ended          Year Ended    Year Ended   Year Ended    through
                                   Oct. 31,     Oct. 31,    Oct. 31,       Nov. 30,      Nov. 30,     Nov. 30,      Oct. 31,
                                   2000         1999        1998<F2>       1997          1996         1995          2000<F5>
Net Asset Value,
  Beginning of Period              $ 12.99      $ 12.22     $  14.33       $  13.55      $ 12.16      $ 11.05       $12.56

Investment Activities
     Net investment income            0.54         0.67         0.58           0.62         0.65         0.60         0.54
     Net realized and
       unrealized gains
       (losses) from
       investments                    1.97         0.83        (1.08)          1.43         1.68         1.50         1.82

         Total from
           Investment
           Activities                 2.51         1.50        (0.50)          2.05         2.33         2.10         2.36

Distributions
     Net investment income           (0.58)       (0.70)       (0.54)         (0.65)       (0.62)       (0.61)       (0.58)
     Net realized gains              (0.63)       (0.03)       (1.07)         (0.62)       (0.32)       (0.38)          --

         Total Distributions         (1.21)       (0.73)       (1.61)         (1.27)       (0.94)       (0.99)       (0.58)

Net Asset Value,
  End of Period                    $ 14.29      $ 12.99     $  12.22       $  14.33      $ 13.55      $ 12.16       $14.34

Total Return
  (excludes sales charges)           20.57%       12.46%       (3.69)%<F3>    16.26%       20.28%       20.43%       19.07%<F3>

Ratios/Supplementary Data:
Net Assets at end
  of period (000)                  $96,451      $79,655     $108,069       $104,982      $81,478      $68,212       $  287
Ratio of expenses to
  average net assets <F7>             1.24%        1.24%        1.20%<F4>      1.34%        1.31%        1.31%        1.55%<F4>
Ratio of net
  investment income
  to average net assets <F7>          4.01%        4.94%        4.60%<F4>      4.75%        5.17%        5.36%        3.18%<F4>
Ratio of expenses to
  average net assets<F1>              1.24%        <F6>         <F6>           <F6>         <F6>         <F6>        13.40%<F4>
Ratio of net
  investment income
  to average net assets<F1>           4.01%        <F6>         <F6>           <F6>         <F6>         <F6>        (8.67)%<F4>
Portfolio Turnover <F8>                 95%          73%          77%            77%          40%          52%          95%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 23, 1998, the SBSF Convertible Securities Fund became the Victory Convertible Securities Fund. Financial highlights prior to March 23, 1998 represent the SBSF Convertible Securities Fund.

<F3> Not annualized.

<F4> Annualized.

<F5> Period from commencement of operations.

<F6> There were no voluntary fee reductions during the period.

<F7> On December 15, 1999, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class A and Class G shares of the fund at a maximum of 1.24% and 1.55%, respectively, until at least February 28, 2001.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights

REAL ESTATE INVESTMENT FUND

The Financial Highlights table is intended to help you understand the Real Estate Investment Fund's financial performance for the past two years. Certain information shows the results of an investment in one share of the Real Estate Investment Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Real Estate Investment Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A and Class G Shares of the Real Estate Investment Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Real Estate Investment Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                                        Class A Shares                         Class G Shares

                                                                                                               Dec. 15,
                                                    Year          Year           Year            Period        1999
                                                    Ended         Ended          Ended           Ended         through
                                                    Oct. 31,      Oct. 31,       Oct. 31,        Oct. 31,      Oct. 31,
                                                    2000          1999           1998            1997<F2>      2000<F3>
Net Asset Value, Beginning of Period                $  9.70       $ 10.19        $ 12.07         $10.00        $ 9.18

Investment Activities
     Net investment income                             0.57          0.52           0.50           0.23          0.46
     Net realized and unrealized gains
       (losses) from investments                       1.63         (0.50)         (1.90)          2.01          2.25

         Total from Investment Activities              2.20          0.02          (1.40)          2.24          2.71

Distributions
     Net investment income                            (0.41)        (0.51)         (0.44)         (0.17)        (0.40)
     Net realized gains                                  --            --          (0.04)            --            --

         Total Distributions                          (0.41)        (0.51)         (0.48)         (0.17)        (0.40)

Net Asset Value, End of Period                      $ 11.49       $  9.70        $ 10.19         $12.07        $11.49

Total Return (excludes sales charges)                 23.04%         0.03%        (11.91)%        22.42%<F4>    29.92%<F4>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                     $13,864       $14,205        $16,624         $4,376        $   75
Ratio of expenses to
  average net assets <F6>                              1.40%         1.16%          0.83%          0.00%<F5>     1.65%<F5>
Ratio of net investment income
  to average net assets <F6>                           4.92%         4.92%          4.95%          5.11%<F5>     4.40%<F5>
Ratio of expenses to
  average net assets<F1>                               1.77%         1.91%          1.95%          2.93%<F5>    31.78%<F5>
Ratio of net investment income
  to average net assets<F1>                            4.55%         4.17%          3.83%          2.18%<F5>   (25.73)%<F5>
Portfolio turnover <F7>                                  73%           62%            53%            21%           73%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> The Real Estate Investment Fund commenced operations on April 30, 1997.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> On December 15, 1999, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class A and Class G shares of the fund at a maximum of 1.40% and 1.65%, respectively, until at least February 28, 2001.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued



Appendix              Below-investment-grade Securities

The Convertible Securities Fund's investments in securities are not limited by credit quality. Below-investment-grade debt securities are sometimes referred to as "junk bonds." Below-investment-grade securities generally offer higher yields than investment-grade securities with similar maturities, because the financial condition of the issuers may not be as strong as issuers of investment-grade securities. For this reason, below-investment-grade securities may be considered "speculative," which means that there is a higher risk that the Convertible Securities Fund may lose a substantial portion or all of its investment in a particular below-investment-grade security.

The Convertible Securities Fund may purchase securities rated Baa, Ba,
B, Caa, or lower by Moody's and BBB, BB, B, CCC, or lower by S&P. The Convertible Securities Fund also may purchase unrated securities with similar characteristics. Generally, the Convertible Securities Fund will not purchase securities rated Ba or lower by Moody's or BB or lower by S&P (or similar unrated securities) unless KAM believes that the positive qualities of the security justify the potential risk.

The following summarizes the characteristics of some of the below-investment-grade ratings of Moody's and S&P:

Moody's:

Ba-rated securities have "speculative elements" and "their future cannot be considered as well-assured." The protection of interest and principal payments "may be very moderate, and thereby not well safeguarded."

B-rated securities "generally lack characteristics of the desirable investment," and the likelihood of payment of interest and principal over the long-term "may be small."

Caa-rated securities are of "poor standing." These securities may be in default or "there may be present elements of danger" with respect to principal or interest.

Ca-rated securities "are speculative in a high degree."

S&P:

BB-rated securities and below are regarded as "predominantly speculative." BB-rated securities have less near-term potential for default than other securities, but may face "major ongoing uncertainties" to economic factors that may result in failure to make interest and principal payments.

B-rated securities have "a greater vulnerability to default" but have the current ability to make interest and principal payments.

CCC-rated securities have a "currently identifiable vulnerability to default."

CC-rated securities may be used to cover a situation where "a Bankruptcy petition has been filed, but debt service payments are continued."

See the SAI for more information about ratings.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114


PRESORTED
STANDARD
US POSTAGE PAID
CLEVELAND, OH
PERMIT No. 469


If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).


By mail: Beginning March 19, 2001 for Class G shareholders and April 23, 2001 for Class A shareholders, use the following address to request information by mail:

      The Victory Funds
      P.O. Box 182593
      Columbus, OH 43218-2593

Prior to the dates listed above, you can request information by mail at the following address:

      The Victory Funds
      P.O. Box 8527
      Boston, MA 02266-8527


You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at http://www.victoryfunds.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
(LOGO)(R)


Investment Company Act File Number 811-4852    VF-SPEC-PRO (2/01)

Prospectus


February 27, 2001


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fixed Income Funds

National Municipal Bond Fund
Class A and G Shares

New York Tax-Free Fund
Class A and G Shares

Ohio Municipal Bond Fund
Class A and G Shares

Victory Funds
(LOGO)(R)


www.victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

Key to Financial Information

Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a Fund.

Performance

A summary of the historical performance of a Fund in comparison to one or more unmanaged indices.

Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.


Shares of the Funds are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the amount invested.


Table of Contents

Introduction                                                          1

Risk/Return Summary for each of the Funds

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund.

     National Municipal Bond Fund
       Class A and G Shares                                           2

     New York Tax-Free Fund
       Class A and G Shares                                           4

     Ohio Municipal Bond Fund
       Class A and G Shares                                           6

Investments                                                           8

Risk Factors                                                          9

Share Price                                                          10

Dividends, Distributions, and Taxes                                  11

Investing with Victory

      * Choosing a Share Class                                       13
      * How to Buy Shares                                            16

      * How to Exchange Shares                                       19
      * How to Sell Shares                                           20

Organization and Management of the Funds                             22

Additional Information                                               24

Financial Highlights

      National Municipal Bond Fund                                   25
      New York Tax-Free Fund                                         26
      Ohio Municipal Bond Fund                                       27

Introduction


This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference.

Investment Strategy

Each of the Funds pursues its investment objective by investing primarily in general obligation bonds and revenue bonds. However, each of the Funds has unique investment strategies and its own risk/reward profile. Please review the "Risk/Return Summary" for each Fund and the "Investments" section for an overview.

Risk Factors


Certain Funds may share many of the same risk factors. For example, all of the Funds are subject to interest rate, inflation, reinvestment, and credit risks. The Funds are not insured by the FDIC. In addition, there are other potential risks, discussed in each "Risk/Return Summary" and in "Risk Factors."


Who May Want to Invest in the Funds

      * Investors in higher tax brackets seeking tax-exempt income

      * Investors seeking income over the long term

      * Investors with moderate risk tolerance

      * Investors seeking higher potential returns than are provided by money market funds

      * Investors willing to accept price and dividend fluctuations

Share Classes

Each Fund offers Class A and Class G Shares. See "Choosing a Share Class."

The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

Risk/Return Summary

NATIONAL MUNICIPAL BOND FUND

CLASS A SHARES
Cusip#: 926464728
VNMAX

CLASS G SHARES
Cusip#: 926464330

Investment Objective

The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital.

Principal Investment Strategies

The National Municipal Bond Fund pursues its investment objective by primarily investing in municipal bonds. The interest on these bonds is exempt from federal income tax. Under normal circumstances, at least 80% of the National Municipal Bond Fund's income distributions will be exempt from federal income taxes, including the alternative minimum tax.

Under normal market conditions, the National Municipal Bond Fund primarily invests in:

      * Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

      * Zero coupon, tax, revenue, and bond anticipation notes; and

      * Tax-exempt commercial paper.

Important Characteristics of the National Municipal Bond Fund's Investments:

      * Quality: Municipal securities rated A or above at the time of purchase by Standard & Poor's (S&P), Fitch IBCA International (Fitch
      IBCA), Moody's Investors Service (Moody's), or another NRSRO*, or if unrated, of comparable quality. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI). n

      * Maturity: The dollar-weighted effective average maturity of the National Municipal Bond Fund generally will range from 5 to 11 years. Under certain market conditions, the National Municipal Bond Fund's portfolio manager may go outside these boundaries.

*An NRSRO is a nationally recognized statistical ratings organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

     Municipal securities are issued to raise money for public purposes. General obligation bonds are backed by the taxing power of a state or municipality. This means the issuing authority can raise taxes to cover the payments. Revenue bonds are backed by revenues from a specific tax, project, or facility. Principal and interest payments on some municipal securities are insured by private insurance companies. The National Municipal Bond Fund's higher portfolio turnover may result in higher expenses and taxable capital gain distributions.

     There is no guarantee that the National Municipal Bond Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the National Municipal Bond Fund. The National Municipal Bond Fund is subject to the following principal risks, more fully described in "Risk Factors." The National Municipal Bond Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* Economic or political events take place in a state which make the market value of that state's obligations go down.

* The market value of securities acquired by the National Municipal Bond Fund declines.

* The portfolio manager does not execute the National Municipal Bond Fund's principal investment strategies effectively.

* Interest rates rise.


* An issuer's credit quality is downgraded or an issuer defaults.


* The National Municipal Bond Fund must reinvest interest or sale proceeds at lower rates.

* The rate of inflation increases.

* The average life of a mortgage-related security is shortened or lengthened.


     The National Municipal Bond Fund primarily invests in municipal securities from several states, rather than from a single state. The National Municipal Bond Fund is a non-diversified fund. As a non-diversified fund, the National Municipal Bond Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the National Municipal Bond Fund more susceptible to the credit risk of a particular issuer. The National Municipal Bond Fund also is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status.


     An investment in the National Municipal Bond Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the National Municipal Bond Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the National Municipal Bond Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

     1995      17.67%
     1996       4.45%
     1997       8.76%
     1998       6.30%
     1999      -0.89%
     2000      11.81%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 6.46% (quarter ending March 31, 1995) and the lowest return for a quarter was -1.80% (quarter ending June 30, 1999).


     The table shows how the average annual total returns for Class A and Class G Shares of the National Municipal Bond Fund for one year, five years, and since inception, including maximum sales charges, compare to those of two broad-based market indices.

Average Annual Total Returns
(for the Periods ended       Past       Past      Since
December 31, 2000)         One Year   5 Years   Inception

Class A                       5.34%     4.76%     5.10%(1)

Lehman 7-Year
Municipal Bond Index(3),(5)   9.09%     5.40%     5.29%(1)

Lehman 10-Year
Municipal Bond Index         10.76%     5.93%     5.73%

Class G                      11.44%      N/A     11.03%(2)

Lehman 7-Year
Municipal Bond Index(4),(5)   9.09%      N/A      9.09%(2)

Lehman 10-Year
Municipal Bond Index         10.76%      N/A     10.76%(2)

(1) Performance is from February 3, 1994, inception date of Class A Shares.

(2) Performance is from December 17, 1999, inception date of Class G Shares.

(3) The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the Index.

(4) The Lehman Brothers 10-Year Municipal Bond Index is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8 to 12 years. The Fund will no longer compare its performance to the Lehman 10-Year Municipal Bond Index. It believes that the Lehman 7-Year Municipal Bond Index more accurately reflects the composition and average maturity of the Fund's portfolio.

(5) Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the National Municipal Bond Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)     Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.55%      0.55%

Distribution (12b-1) Fees                    0.00%      0.25%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.78%      4.05%

Total Fund Operating Expenses                1.33%      4.85%

Fee Waiver/Expense
Reimbursement                               (0.00)%    (2.95)%

Net Expenses                                 1.33%(3)   1.90%(4)


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.05%. This waiver/reimbursement may be terminated at any time.

(4) The Adviser has contractually agreed to waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Fund will not exceed 1.90% until at least February 28, 2011. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.54%. This waiver/reimbursement may be terminated at any time.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the National Municipal Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the National Municipal Bond Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the National Municipal Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 Year    3 Years     5 Years    10 Years


Class A       $703      $972       $1,262      $2,084

Class G       $193      $597       $1,026      $2,022

Risk/Return Summary

NEW YORK TAX-FREE FUND

CLASS A SHARES
Cusip#: 926464694
IPNYX

CLASS G SHARES
Cusip#: 926464348

Investment Objective

The New York Tax-Free Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital.

Principal Investment Strategies

The New York Tax-Free Fund pursues its investment objective by investing at least 80% of its total assets in securities that have interest income that is exempt from federal income tax, including the federal alternative minimum tax. At least 65% of the portfolio will be invested in insured municipal securities that pay interest exempt from New York State and New York City income taxes.

Under normal market conditions, the New York Tax-Free Fund primarily invests in:

      * Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

      * Zero coupon, tax, and revenue anticipation notes; and

      * Tax-exempt commercial paper.

Important Characteristics of the New York Tax-Free Fund's Investments:

      * Quality: Municipal securities rated A or above at the time of purchase by S&P, Fitch IBCA, Moody's, or another NRSRO, or if unrated, of comparable quality. For more information on ratings, see the Appendix to the SAI.

      * Maturity: The New York Tax-Free Fund will generally purchase securities with original final maturities of 20 to 30 years at the time of purchase. Under certain market conditions, the New York Tax-Free Fund's portfolio manager may go outside these boundaries.

     Insurance policies for the municipal securities held by the New York Tax-Free Fund generally are obtained either by the issuer of the security or by a third party from a private insurer. The insurance company guarantees timely payments of principal and interest. This insurance reduces risk, but these high quality bonds may yield less than uninsured bonds.

     There is no guarantee that the New York Tax-Free Fund will achieve its objectives.

Principal Risks

You may lose money by investing in New York Tax-Free Fund. The New York Tax-Free Fund is subject to the following principal risks, more fully described in "Risk Factors." The New York Tax-Free Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      * Economic or political events take place in New York which make the market value of New York's obligations go down.

      * The market value of securities acquired by the New York Tax-Free Fund declines.

      * The portfolio manager does not execute the New York Tax-Free Fund's principal investment strategies effectively.

      * Interest rates rise.


      * An issuer's credit quality is downgraded or an issuer defaults.


      * The New York Tax-Free Fund must reinvest interest or sale proceeds at lower rates.

      * The rate of inflation increases.


      * The average life of a mortgage-related security is shortened or lengthened.

     The New York Tax-Free Fund is a non-diversified fund. As a non-diversified fund, the New York Tax-Free Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the New York Tax-Free Fund more susceptible to the credit risk of a particular issuer. The New York Tax-Free Fund is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status. The New York Tax-Free Fund is subject to additional risks because it concentrates its investments in a single geographic area. This could make the New York Tax-Free Fund more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in New York municipal securities.


     An investment in the New York Tax-Free Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the New York Tax-Free Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the New York Tax-Free Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

     1992     8.26%
     1993    12.34%
     1994    -4.58%
     1995    13.30%
     1996     3.50%
     1997     6.04%
     1998     5.33%
     1999    -1.99%
     2000    10.47%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 5.19% (quarter ending March 31, 1995) and the lowest return for a quarter was -3.64% (quarter ending March 31, 1994).


     The table shows how the average annual total returns for Class A and Class G Shares of the New York Tax-Free Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns
(for the Periods ended        Past       Past      Since
December 31, 2000)          One Year   5 Years   Inception

Class A                       4.09%     3.36%     5.54%(1)

Lehman 10-Year
Municipal Bond Index(2)      10.76%     5.93%     7.35%

Class G                       9.72%      N/A      9.48%(3)

Lehman 10-Year
Municipal Bond Index         10.76%      N/A     10.76%(3)

(1) Performance is from February 11, 1991, inception date of Class A Shares.


(2) The Lehman Brothers 10-Year Municipal Bond Index is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8 to 12 years. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


(3) Performance is from December 21, 1999, inception date of Class G Shares.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the New York Tax-Free Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)     Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%        NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)      NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE         NONE

Redemption Fees                              NONE         NONE

Exchange Fees                                NONE         NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.55%        0.55%

Distribution (12b-1) Fees                    0.00%        0.25%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              1.05%        2.16%

Total Fund Operating Expenses                1.60%        2.96%

Fee Waiver/Expense
Reimbursement                               (0.00)%      (1.06)%

Net Expenses                                 1.60%(3)     1.90%(4)


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.05%. This waiver/reimbursement may be terminated at any time.

(4) The Adviser has contractually agreed to waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Fund will not exceed 1.90% until at least February 28, 2011. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.54%. This waiver/reimbursement may be terminated at any time.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the New York Tax-Free Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the New York Tax-Free Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the New York Tax-Free Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 Year    3 Years     5 Years    10 Years


Class A       $728     $1,051      $1,396      $2,366

Class G       $193      $ 597      $1,026      $2,222

Risk/Return Summary

OHIO MUNICIPAL BOND FUND

CLASS A SHARES
Cusip#: 926464801
SOHTX

CLASS G SHARES
Cusip#: 926464413
GMOTX

Investment Objective

The Ohio Municipal Bond Fund seeks to provide a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.

Principal Investment Strategies

The Ohio Municipal Bond Fund pursues its investment objective by investing at least 80% of its total assets in investment grade obligations. The interest on these obligations is exempt from federal income taxes, including the federal alternative minimum tax. The Ohio Municipal Bond Fund expects to invest at least 65% of its total assets in bonds that pay interest that is also exempt from Ohio personal income tax.

Under normal market conditions, the Ohio Municipal Bond Fund primarily invests in:

      * Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

      * Zero coupon, tax, revenue, and bond anticipation notes; and

      * Tax-exempt commercial paper.

Important Characteristics of the Ohio Municipal Bond Fund's Investments:

      * Quality: Municipal securities rated A or above at the time of purchase by S&P, Fitch IBCA, Moody's, or another NRSRO, or if unrated, of comparable quality. For more information on ratings, see the Appendix to the SAI.

      * Maturity: The dollar-weighted effective average maturity of the Ohio Municipal Bond Fund generally will range from 5 to 15 years. Under certain market conditions, the Ohio Municipal Bond Fund's portfolio manager may go outside these boundaries.

     Ohio's economic activity includes the service sector, durable goods manufacturing, and agricultural industries. Manufacturing activity is concentrated in cyclical industries; therefore, the Ohio economy may be more cyclical than other states. The Ohio Municipal Bond Fund's high portfolio turnover rate may result in higher expenses and taxable capital gain distributions.

     There is no guarantee that the Ohio Municipal Bond Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Ohio Municipal Bond Fund. The Ohio Municipal Bond Fund is subject to the following principal risks, more fully described in "Risk Factors." The Ohio Municipal Bond Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      * Economic or political events take place in Ohio which make the market value of Ohio obligations go down.

      * The market value of securities acquired by the Ohio Municipal Bond Fund declines.

      * The portfolio manager does not execute the Ohio Municipal Bond Fund's principal investment strategies effectively.

      * Interest rates rise.


      * An issuer's credit quality is downgraded or an issuer defaults.


      * The Ohio Municipal Bond Fund must reinvest interest or sale proceeds at lower rates.

      * The rate of inflation increases.


      * The average life of a mortgage-related security is shortened or lengthened.

     The Ohio Municipal Bond Fund is a non-diversified fund. As a non-diversified fund, the Ohio Municipal Bond Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Ohio Municipal Bond Fund more susceptible to the credit risk of a particular issuer. The Ohio Municipal Bond Fund is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status. The Ohio Municipal Bond Fund is subject to additional risks because it concentrates its investments in a single geographic area. This could make the Ohio Municipal Bond Fund more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in Ohio municipal securities.


     An investment in the Ohio Municipal Bond Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Ohio Municipal Bond Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.


     The bar chart shows returns for Class A Shares of the Ohio Municipal Bond Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

     1991       10.75%
     1992        7.76%
     1993       12.64%
     1994       -4.46%
     1995       17.72%
     1996        4.32%
     1997        7.87%
     1998        6.56%
     1999       -2.67%
     2000       11.72%


Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 6.68% (quarter ending March 31, 1995) and the lowest return for a quarter was -5.07% (quarter ending March 31, 1994).


     The table shows how the average annual total returns for Class A and Class G Shares of the Ohio Municipal Bond Fund for one year, five years and since inception, including maximum sales charges, compare to those of a broad-based market index.

Average Annual Total Returns                    Past 10 Years
(for the Periods ended       Past      Past       or Since
December 31, 2000)         One Year   5 Years     Inception

Class A                       5.33%     4.20%       6.39%(1)

Lehman 10-Year
Municipal Bond Index(2)      10.76%     5.93%       7.44%

Class G                      11.78%      N/A        4.44%(3)

Lehman 10-Year
Municipal Bond Index         10.76%      N/A        4.91%(3)

(1) Ten year performance.


(2) The Lehman Brothers 10-Year Municipal Bond Index is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8 to 12 years. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


(3) Performance is from March 26, 1999, inception date of Class G Shares.


Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Ohio Municipal Bond Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)      Class A      Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%        NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)      NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE         NONE

Redemption Fees                              NONE         NONE

Exchange Fees                                NONE         NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.60%        0.60%

Distribution (12b-1) Fees                    0.00%        0.25%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.55%        0.30%

Total Fund Operating Expenses                1.15%(3)     1.15%(4)





(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.10%. This waiver/reimbursement may be terminated at any time.

(4) The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Ohio Municipal Bond Fund at a maximum of 0.91% until at least April 1, 2001. Expenses have been restated to reflect current fees.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Ohio Municipal Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Ohio Municipal Bond Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Ohio Municipal Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 Year    3 Years     5 Years    10 Years


Class A       $685      $919       $1,172      $1,892

Class G       $117      $365       $  633      $1,398

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. All Funds will not buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

Revenue Bonds.

Payable only from the proceeds of a specific revenue source, such as the users of a municipal facility.

General Obligation Bonds.

Secured by the issuer's full faith, credit, and taxing power for payment of interest and principal.

When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of a Fund.

Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

Municipal Lease Obligations.

Issued to acquire land, equipment, or facilities. They may become taxable if the lease is assigned. The lease could terminate, resulting in default.

Certificates of Participation.

A certificate that states that an investor will receive a portion of the lease payments from a municipality.

Refunding Contracts.

Issued to refinance an issuer's debt. A Fund buys these at a stated price and yield on a future settlement date.

Tax, Revenue, and Bond Anticipation Notes.

Issued in expectation of future revenues.

+ Variable & Floating Rate Securities.

Investment grade instruments, some of which may be derivatives or illiquid, with interest rates that reset periodically.

Mortgage-Backed Securities, Tax-Exempt.

Tax-exempt investments secured by a mortgage or pools of mortgages.

Resource Recovery Bonds.

Issued to build waste-to-energy facilities and equipment.

Tax Preference Items.

Tax-exempt obligations that pay interest which is subject to the federal "alternative minimum tax."

Industrial Development Bonds and Private Activity Bonds.

Secured by lease payments made by a corporation, these bonds are issued for financing large industrial projects; i.e., building industrial parks or factories.

Tax Exempt Commercial Paper.

Short-term obligations that are exempt from state and federal income tax.

+ Demand Features, or "Puts."

Contract for the right to sell or redeem a security at a predetermined price on or before a stated date. Usually the issuer may obtain either a stand-by or direct pay letter of credit or guarantee from banks as backup.

+ Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

This Prospectus describes the principal risks that you may assume as an investor in the Funds.

Except as noted, each Fund is subject to the principal risks described below.

General Risks:

      * Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

      * Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risks associated with investing in debt securities:


      * Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.


      * Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

      * Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.


      * Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch IBCA or Moody's.


Risks associated with investing in municipal debt securities:

      * Tax-exempt status risk is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.

Risks associated with investing in the securities of a single state (New York Tax-Free Fund and Ohio Municipal Bond Funds only):

      * Concentration and diversification risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration and diversification risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in a Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security also could affect other securities within that particular segment of the bond market.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Risks associated with investing in mortgage-related securities:

      * Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

      * Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

An investment in a Fund is not a complete investment program.

Share Price


Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.


     The Funds value their investments based on market value. When market quotations are not readily available, the Funds value their investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

           Total Assets-Liabilities
NAV =    ----------------------------
         Number of Shares Outstanding


     You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at http://www.victoryfunds.com.


     The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Dividends, Distributions, and Taxes

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call the Transfer Agent at 800-539-FUND.

Buying a Dividend.

You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.


As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and distributions earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.


     Ordinarily, the Funds declare and pay dividends monthly. Each class of shares declares and pays dividends separately.

You can receive distributions in one of the following ways.

      REINVESTMENT OPTION

      You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

      CASH OPTION

      A check will be mailed to you no later than seven days after the dividend payment date.

      INCOME EARNED OPTION

      You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

      DIRECTED DIVIDENDS OPTION


      In most cases, you can automatically reinvest distributions in the same class of shares of another fund of the Victory Group. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


      DIRECTED BANK ACCOUNT OPTION

      In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

     The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

      * Certain dividends from a Fund will be "exempt-interest dividends," which are exempt from federal income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes.


      * Any dividends from a Fund's net income which are not "exempt-interest dividends" and any short-term capital gains are treated as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.


      * Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

      * An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

      * Certain dividends paid to you in January may be taxable as if they had been paid to you the previous December.

      * Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

      * Certain dividends from the New York Tax-Free Fund will be exempt from certain New York state and local taxes.

      * Certain dividends from the Ohio Municipal Bond Fund will be exempt from certain Ohio state and local taxes.

      * Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.


      * A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.


      * You should review the more detailed discussion of federal income tax considerations in the SAI.

INVESTING WITH VICTORY

All you need to do to get started is to fill out an application.


If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A or Class G Shares of a Fund. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.


     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Choosing a Share Class

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

For historical expense information on Class A and G Shares, see the "Financial Highlights" at the end of this Prospectus.

Each Fund offers Class A and Class G Shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

CLASS A

* Front-end sales charge, as described on the next page. There are several ways to reduce this charge.

* Lower annual expenses, generally, than Class G Shares.

CLASS G

* No front-end sales charge. All your money goes to work for you right away.

* Class G Shares are sold only by certain broker-dealers.

Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below.

                                            Sales Charge        Sales Charge
                                             as a % of           as a % of
Your Investment in the Fund               Offering Price      Your Investment

Up to $49,999                                  5.75%               6.10%

$50,000 up to $99,999                          4.50%               4.71%

$100,000 up to $249,999                        3.50%               3.63%

$250,000 up to $499,999                        2.50%               2.56%

$500,000 up to $999,999                        2.00%               2.04%

$1,000,000 and above*                          0.00%               0.00%

*There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions.

Sales Charge Reductions and Waivers for Class A Shares

     There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

You may qualify for reduced sales charges in the following cases:


     1. A Letter of Intent lets you buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount.


     2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

     3. You can combine Class A Shares of multiple Victory Funds, (excluding funds sold without a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.


     4. Victory will completely waive the sales charge (for Class A Shares) in the following cases:

        a. Purchases by current and retired Fund Trustees or officers; directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Administrator belongs.


*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

        b. Purchases for trust or other advisory accounts established with KeyCorp or its affiliates.

        c. Reinvestment of proceeds from a liquidation distribution of Class AShares held in a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank N.A. and its affiliates or the Victory Group.

        d. Purchases by Investment Professionals for fee-based investment products or accounts, and selling brokers and their sales representatives.

        e. Purchases in connection with bundled omnibus retirement programs sponsored by financial institutions.

        f. Purchases by participants in the Victory Investment Program.

        g. Participants in tax-deferred retirement plans who purchased shares pursuant to waiver provisions in effect prior to December 15, 1999.


Shareholder Servicing Plan


Each Fund has adopted a Shareholder Servicing Plan for its Class A Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the Class A Shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank N.A. and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plan


In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class G Shares of each Fund. Under the Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of each Fund's average daily net assets. The fee is paid for general distribution services, for selling Class G Shares of each of these Funds and for providing personal services to shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of a Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyCorp and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

     Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A Shares of each Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

     The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated financial institutions that provide administrative and recordkeeping services or provide distribution services to the Funds. These amounts would be in addition to amounts paid by the Funds.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum initial investment required to open an account is $500, with additional investments of at least $25. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.


     If you buy Shares directly from the Funds and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.


Make your check payable to: The Victory Funds


Beginning March 19, 2001 for Class G Shares and April 23, 2001 for Class A Shares, the addresses below should be used. Before those dates use the addresses on the next page. The telephone number remains the same.

Keep the following addresses handy for purchases, exchanges, or redemptions:

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

Call for wire instructions and confirmation number after instructing your bank to wire funds. Call 800-539-FUND to advise us of the amount being wired and the name of your bank.

BY TELEPHONE

800-539-FUND
(800-539-3863)

Keep the following addresses handy for purchases, exchanges, or redemptions:

Use the following addresses until March 16, 2001 for Class G Shares and until April 20, 2001 for Class A Shares. After that date, use the addresses listed on the previous page. The telephone number remains the same.


BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

Class G Shares
The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202

Class A Shares
The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

Class G Shares
The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202
Phone: 800-539-FUND

Class A Shares
The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184
Phone: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring funds.

Class G Shares
The Victory Funds
Firstar Bank
ABA #042000013

For Credit to DDA
Account #8355281

(insert Fund name, account number and name)

Class A Shares
The Victory Funds
State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1

(insert account number, name, and confirmation number assigned by the Transfer Agent)

BY TELEPHONE

800-539-FUND
(800-539-3863)

     If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan


To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in Shares of a Fund.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. The Funds reserve the right to not accept third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You can obtain a list of funds available for exchange by calling
800-539-FUND.


You can sell shares of one fund of The Victory Portfolios to buy shares of the same class of any other. This is considered an exchange. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.


You can exchange shares of a Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:


* Shares of the Fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the Fund whose shares you want to buy must offer the exchange privilege.

* If you acquire Class A Shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund as a result of an exchange from another fund of The Victory Group that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.


* On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.


* You must meet the minimum purchase requirements for the Fund you purchase by exchange.


* The registration and tax identification numbers of the two accounts must be identical.


You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.


* Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.


* Before exchanging, read the prospectus of the Fund you wish to purchase by exchange.

* An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.


* Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.

How to Sell Shares

    There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.

BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;


* Wire funds to a previously designated domestic financial institution;


* Mail a check to a previously designated alternate address; or


* Electronically transfer your redemption via the Automated Clearing House
(ACH) to a previously designated domestic financial institution.


     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL


Use the regular U.S. mail or overnight mail address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:





* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account;

* The redemption proceeds are being transferred to another Victory Group account with a different registration; or

* The check or wire is being sent to a different bank account.

     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal may be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account maybe closed and the proceeds mailed to you.

Additional Information about Redemptions


      * Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.


      * A Fund may suspend your right to redeem your shares in the following circumstances:

         - During non-routine closings of the NYSE;

         - When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

         - When the SEC orders a suspension to protect a Fund's shareholders.

      * Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

About Victory


Each Fund is a member of The Victory Portfolios, a group of more than 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


The Investment Adviser and Sub-Administrator


Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $75 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

     During the fiscal year ended October 31, 2000, KAM was paid an advisory fee at an annual rate based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.

   National Municipal Bond Fund              0.27%

   New York Tax-Free Fund                    0.33%

   Ohio Municipal Bond Fund                  0.44%


     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Funds' Administrator, pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

Portfolio Management

Paul A. Toft is the portfolio manager or co-portfolio manager of each of the Funds. Mr. Toft, a Senior Portfolio Manager and Managing Director of KAM, has served as the portfolio manager of each of the Funds since 1994.


Stephen C. Dilbone has been the co-portfolio manager of the Ohio Municipal Bond Fund since March 1999. A Chartered Financial Analyst Charter Holder, he formerly served as portfolio manager of the Gradison Ohio Tax-Free Income Fund from its inception in 1992 until March 1999, when its assets were acquired by the Ohio Municipal Bond Fund.

OPERATIONAL STRUCTURE OF THE FUNDS

     The Funds are supervised by the Board of Trustees, which monitors the services provided to investors.

TRUSTEES

ADVISER

SHAREHOLDERS

FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

Advise current and prospective shareholders on their Fund investments.


TRANSFER AGENT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219


Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Funds, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Funds.

CUSTODIAN


KeyBank National Association
127 Public Square
Cleveland, OH 44114


Provides for safekeeping of the Funds' investments and cash, and settles trades made by the Funds.

SUB-ADMINISTRATOR

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Additional Information

Some additional information you should know about the Funds.


Fund Operations

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.


Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield, tax-effective yield, and the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.


Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any shareholder reports, prospectuses, proxy statements, and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).

Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent accountant for the Funds. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, N.Y. 10022, serves as legal counsel to the Funds.


If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

Financial Highlights

NATIONAL MUNICIPAL BOND FUND

The Financial Highlights table is intended to help you understand the National Municipal Bond Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the National Municipal Bond Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the National Municipal Bond Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A and Class G Shares of the National Municipal Bond Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the National Municipal Bond Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                                              Class A Shares                                   Class G Shares

                                                                                                               Dec. 17,
                                     Year           Year           Year          Year           Year           1999
                                     Ended          Ended          Ended         Ended          Ended          through
                                     Oct. 31,       Oct. 31,       Oct. 31,      Oct. 31,       Oct. 31,       Oct. 31,
                                     2000           1999           1998          1997           1996           2000<F5>

Net Asset Value,
  Beginning of Period                $ 10.17        $ 10.92        $ 10.51       $ 10.16        $ 10.06        $10.13

Investment Activities
     Net investment income              0.40           0.41           0.43          0.45           0.44          0.32
     Net realized and
       unrealized gains
       (losses) from investments        0.40          (0.51)          0.41          0.35           0.13          0.40

         Total from Investment
           Activities                   0.80          (0.10)          0.84          0.80           0.57          0.72

Distributions
     Net investment income             (0.40)         (0.41)         (0.43)        (0.45)         (0.44)        (0.33)
     Net realized gains                (0.05)         (0.24)            --            --             --            --
     In excess of net
       realized gains                     --             --             --            --          (0.03)           --

         Total Distributions           (0.45)         (0.65)         (0.43)        (0.45)         (0.47)        (0.33)

Net Asset Value, End of Period       $ 10.52        $ 10.17        $ 10.92       $ 10.51        $ 10.16        $10.52

Total Return (excludes
  sales charges)                        8.07%         (0.99)%         8.15%         8.10%          5.83%         7.26%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)      $36,516        $37,579        $47,296       $47,705        $36,958        $1,109
Ratio of expenses to
  average net assets                    1.04%          0.86%          0.67%         0.36%          0.29%         1.48%<F3>
Ratio of net investment income
  to average net assets                 3.93%          3.80%          4.02%         4.43%          4.37%         3.42%<F3>
Ratio of expenses to
  average net assets<F1>                1.33%          1.24%          1.22%         1.27%          1.35%         4.85%<F3>
Ratio of net investment income
  to average net assets<F1>             3.64%          3.42%          3.47%         3.52%          3.31%         0.05%<F3>
Portfolio turnover<F4>                   270%           127%           152%          154%           143%          270%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and /or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F5> Period from commencement of operations.



Financial Highlights

NEW YORK TAX-FREE FUND

The Financial Highlights table is intended to help you understand the New York Tax-Free Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the New York Tax-Free Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the New York Tax-Free Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A and Class G Shares of the New York Tax-Free Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the New York Tax-Free Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                                                  Class A Shares                               Class G Shares

                                                                                                               Dec. 21,
                                     Year           Year           Year          Year           Year           1999
                                     Ended          Ended          Ended         Ended          Ended          through
                                     Oct. 31,       Oct. 31,       Oct. 31,      Oct. 31,       Oct. 31,       Oct. 31,
                                     2000           1999           1998          1997           1996           2000<F5>

Net Asset Value,
  Beginning of Period                $ 11.99        $ 12.80        $ 12.68       $ 12.73        $ 12.85        $11.94

Investment Activities
     Net investment income              0.61           0.61           0.61          0.68           0.68          0.52
     Net realized and unrealized
       gains (losses) from
       investments                      0.19          (0.81)          0.14          0.03          (0.11)         0.20

         Total from Investment
           Activities                   0.80          (0.20)          0.75          0.71           0.57          0.72

Distributions
     Net investment income             (0.62)         (0.61)         (0.61)        (0.72)         (0.68)        (0.55)
     Net realized gains                   --             --          (0.02)        (0.04)         (0.01)           --

         Total Distributions           (0.62)         (0.61)         (0.63)        (0.76)         (0.69)        (0.55)

Net Asset Value, End of Period       $ 12.17        $ 11.99        $ 12.80       $ 12.68        $ 12.73        $12.11

Total Return (excludes
  sales charges)                        7.00%         (1.74)%         6.12%         5.77%          4.53%         6.16%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)      $14,082        $14,084        $18,073       $15,335        $13,754        $2,254
Ratio of expenses to
  average net assets                    0.98%          0.95%          0.94%         0.94%          0.93%         1.54%<F3>
Ratio of net investment income
  to average net assets                 5.08%          4.82%          4.85%         5.32%          5.25%         4.42%<F3>
Ratio of expenses to
  average net assets<F1>                1.60%          1.42%          1.35%         1.49%          1.58%         2.96%<F3>
Ratio of net investment income
  to average net assets<F1>             4.46%          4.35%          4.44%         4.77%          4.60%         3.00%<F3>
Portfolio turnover<F4>                    26%            28%            38%           11%            --            26%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and /or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F5> Period from commencement of operations.



Financial Highlights

OHIO MUNICIPAL BOND FUND

The Financial Highlights table is intended to help you understand the Ohio Municipal Bond Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Ohio Municipal Bond Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Ohio Municipal Bond Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A and Class G Shares of the Ohio Municipal Bond Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Ohio Municipal Bond Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                                                    Class A                                   Class G
                                                                    Shares                                    Shares

                                                                                                                    Mar. 26,
                                  Year          Year          Year          Year          Year         Year         1999
                                  Ended         Ended         Ended         Ended         Ended        Ended        through
                                  Oct. 31,      Oct. 31,      Oct. 31,      Oct. 31,      Oct. 31,     Oct. 31,     Oct. 31,
                                  2000          1999          1998          1997          1996         2000         1999<F4><F5>

   Net Asset Value,
     Beginning of Period          $ 11.11       $ 12.04       $ 11.72       $ 11.43       $ 11.32      $  11.09     $  11.79

Investment Activities
     Net investment income           0.51          0.49          0.51          0.53          0.54          0.51         0.28
     Net realized and
       unrealized gains
       (losses) from investments     0.34         (0.75)         0.42          0.29          0.11          0.34        (0.70)

         Total from
           Investment Activities     0.85         (0.26)         0.93          0.82          0.65          0.85        (0.42)

Distributions
     Net investment income          (0.51)        (0.49)        (0.51)        (0.53)        (0.54)        (0.51)       (0.28)
     Net realized gains                --         (0.10)        (0.10)           --            --            --           --
     In excess of net
       realized gains                  --         (0.08)           --            --            --            --           --

         Total Distributions        (0.51)        (0.67)        (0.61)        (0.53)        (0.54)        (0.51)       (0.28)

Net Asset Value, End of Period    $ 11.45       $ 11.11       $ 12.04       $ 11.72       $ 11.43      $  11.43     $  11.09

Total Return (excludes
  sales charges)                     7.84%        (2.29)%        8.18%         7.37%         5.87%         7.89%       (3.59)%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)   $64,414       $74,984       $82,704       $78,043       $73,463      $106,580     $122,458
Ratio of expenses to
  average net assets<F7>             0.94%         0.92%         0.91%         0.89%         0.89%         0.91%        0.90%<F3>
Ratio of net investment income
  to average net assets<F7>          4.52%         4.20%         4.31%         4.60%         4.72%         4.56%        4.18%<F3>
Ratio of expenses to
  average net assets<F1>             1.15%         1.14%         1.13%         0.99%         1.05%         1.13%        1.12%<F3>
Ratio of net investment income
  to average net assets<F1>          4.31%         3.98%         4.09%         4.50%         4.56%         4.34%        3.96%<F3>
Portfolio turnover<F6>                 69%          112%           95%           74%           81%           69%         112%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Period from commencement of operations.

<F5> Effective March 26, 1999, the Gradison Ohio Tax-Free Fund merged into the Victory Ohio Municipal Bond Fund.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> On December 15, 1999, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G shares of the fund at a maximum of .91% until at least April 1, 2001.



This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114


PRESORTED
STANDARD
US POSTAGE PAID
CLEVELAND, OH
PERMIT No. 469


If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).


By mail: Beginning March 19, 2001 for Class G shareholders and April 23, 2001 for Class A shareholders, use the following address to request information by mail:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

Prior to the dates listed above, you can request information by mail at the following address:

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527


You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at http://www.victoryfunds.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
(LOGO)(R)


Investment Company Act File Number 811-4852            VF-TEFI-PRO (2/01)

Prospectus


February 27, 2001


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Victory Funds
(LOGO)(R)

Money Market Funds

U.S. Government
Obligations Fund
Investor and Select Shares

Prime Obligations Fund
Class A Shares

Financial Reserves Fund
Class A Shares

Tax-Free
Money Market Fund
Class A Shares

Ohio Municipal
Money Market Fund
Class A Shares


www.victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

Key to Financial Information

Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a Fund.

Performance

A summary of the historical performance of a Fund.

Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including ongoing expenses.


Shares of the Funds are:

  * Not insured by the FDIC;

  * Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

  * Subject to possible investment risks, including possible loss of the amount invested. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.


                              Table of Contents

Introduction                                                          1

Risk/Return Summary for each of the Funds

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.

      U.S. Government Obligations Fund
          Investor and Select Shares                                  2

      Prime Obligations Fund
          Class A                                                     4

      Financial Reserves Fund
          Class A                                                     6

      Tax-Free Money Market Fund
          Class A                                                     8

      Ohio Municipal Money Market Fund
          Class A                                                    10

Investments                                                          12

Risk Factors                                                         14

Share Price                                                          15

Dividends, Distributions, and Taxes                                  15

Investing with Victory                                               17
      * How to Buy Shares                                            18

      * How to Exchange Shares                                       21
      * How to Sell Shares                                           22

Organization and Management of the Funds                             24

Additional Information                                               26

Financial Highlights

      U.S. Government Obligations Fund                               27

      Prime Obligations Fund                                         28

      Financial Reserves Fund                                        29

      Tax-Free Money Market Fund                                     30

      Ohio Municipal Money Market Fund                               31

Introduction


This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.

Investment Strategy

Each of the Funds pursues its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. However, each of the Funds has unique investment strategies and its own risk/reward profile. The Funds seek to maintain a constant net asset value of $1.00 per share, and shares are offered at net asset value. Please review each Fund's "Risk/Return Summary" and the "Investments" section for an overview.


Risk Factors

The following risk factors distinguish these Funds from other funds with different investment policies and strategies.

* The Funds are not insured by the FDIC, and while each Fund attempts to maintain a $1.00 per share price, there is no guarantee that it will be able to do so.

* A major change in interest rates, a default on an investment held by a Fund or a significant decline in the value of a Fund investment could cause the value of your investment in the Fund, or its yield, to decline.

Who May Want to Invest in the Funds

* Investors seeking relative safety and easy access to investments

* Investors with a low risk tolerance

* Investors seeking preservation of capital

* Investors willing to accept lower potential returns in return for safety

* Investors seeking the ability to convert their investment to cash quickly

Fees And Expenses

No load or sales commission is charged to investors in the Funds. You will, however, incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Investing with Victory." The U.S. Government Obligations Fund offers two classes of shares: Investor Shares and Select Shares. Each other Fund offers Class A Shares.

Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference. An investment in a Fund is not a complete investment program.


The following pages provide you with separate overviews of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will best suit your risk tolerance and investment needs.

Risk/Return Summary

U.S. GOVERNMENT OBLIGATIONS FUND

INVESTOR SHARES
Cusip#: 926464611
VGOXX

SELECT SHARES
Cusip#: 926464207
SUGXX

Investment Objective

The U.S. Government Obligations Fund seeks to provide current income consistent with liquidity and stability of principal.

Principal Investment Strategies

The U.S. Government Obligations Fund pursues its investment objective by investing only in short-term U.S. government securities backed by the full faith and credit of the U.S. Treasury, and repurchase agreements collateralized by these securities.

Under normal market conditions, the U.S. Government Obligations Fund primarily invests in:

      * U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government.

      * Repurchase agreements collateralized by obligations of the U.S. government.

Important Characteristics of the U.S. Government Obligations
Fund's Investments:

      * Quality: The U.S. Government Obligations Fund invests only in obligations of the U.S. government. The Board of Trustees has established policies to ensure that the U.S. Government Obligations Fund invests in high quality, liquid instruments and repurchase agreements. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

      * Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days. The U.S. Government Obligations Fund intends to maintain a weighted average maturity of 60 days or less.

Principal Risks

The U.S. Government Obligations Fund is subject to the following principal risks, more fully described in "Risk Factors." The U.S. Government Obligations Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

      * The portfolio manager does not execute the U.S. Government Obligations Fund's principal investment strategies effectively.

      * The market value of floating or variable rate securities falls to such an extent that the U.S. Government Obligations Fund's share price declines below $1.00.

      * Rapidly rising interest rates cause securities held by the U.S. Government Obligations Fund to decline in value and cause the Fund's share price to decline below $1.00.

      * Interest rates decline, resulting in a lower yield for the U.S. Government Obligations Fund.

An investment in the U.S. Government Obligations Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Obligations Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the U.S. Government Obligations Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

The bar chart shows returns for the Select Class of the U.S. Government Obligations Fund.


1991   5.71%
1992   3.31%
1993   2.61%
1994   3.69%
1995   5.45%
1996   4.89%
1997   4.76%
1998   4.78%
1999   4.32%
2000   5.55%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 1.56% (quarter ending March 31, 1991) and the lowest return for a quarter was 0.64% (quarter ending June 30, 1993).

Average Annual Total Returns
(for the Periods ended     Past        Past      Past
December 31, 2000)         One Year    5 Years   10 Years

Investor Class(1)          5.81%       N/A       N/A

Select Class               5.55%       4.86%     4.50%

(1) The average annual total return since inception (January 8, 1997) was 5.16%.


The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the U.S. Government Obligations Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the U.S. Government Obligations Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863).

Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the U.S. Government Obligations Fund.


Shareholder Transaction Expenses             Investor   Select
(paid directly from your investment)(1)      Class      Class

Maximum Sales Charge
Imposed on Purchases                         NONE       NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE       NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.35%      0.35%

Distribution (12b-1) Fees                    0.00%      0.00%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable
to Select Class Shares)                      0.16%      0.41%

Total Fund Operating Expenses                0.51%      0.76%


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the U.S. Government Obligations Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the U.S. Government Obligations Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the U.S. Government Obligations Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 Year    3 Years   5 Years    10 Years


Investor Class      $52       $164      $285       $640

Select Class        $78       $243      $422       $942

Risk/Return Summary

PRIME OBLIGATIONS FUND

CLASS A SHARES
Cusip#: 926464108
SPOXX

Investment Objective

The Prime Obligations Fund seeks to provide current income consistent with liquidity and stability of principal.

Principal Investment Strategies

The Prime Obligations Fund pursues its investment objective by investing primarily in short-term, high-quality debt instruments.

Under normal market conditions, the Prime Obligations Fund invests in:

      * Negotiable certificates of deposit, time deposits, and bankers' acceptances issued by U.S. banks and U.S. branches of foreign banks.

      * Short-term corporate obligations, such as commercial paper, notes, and bonds.

      * Repurchase agreements.

      * Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

      * U.S. Treasury obligations and obligations of U.S. government-sponsored agencies.

      * When-issued or delayed-delivery securities.

      * Eurodollar debt obligations.

Important Characteristics of the Prime Obligations Fund's Investments:

      * Quality: The Prime Obligations Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,(*) or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Prime Obligations Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

      * Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

(*)An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch IBCA International (Fitch IBCA), or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Principal Risks

The Prime Obligations Fund is subject to the following principal risks, more fully described in "Risk Factors." The Prime Obligations Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

      * The portfolio manager does not execute the Prime Obligations Fund's principal investment strategies effectively.

      * An issuer defaults on its obligation.

      * An agency or instrumentality defaults on its obligation and the agency or the U.S. government does not provide financial support.

      * The market value of floating or variable rate securities falls to such an extent that the Prime Obligations Fund's share price declines below $1.00.

      * Rapidly rising interest rates cause securities held by the Prime Obligations Fund to decline in value and cause the Fund's share price to decline below $1.00.

      * Interest rates decline, resulting in a lower yield for the Prime Obligations Fund.

      * Adverse events affecting the banking industry cause the value of the Prime Obligations Fund's investments to decline.


      * Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.


     An investment in the Prime Obligations Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Prime Obligations Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Prime Obligations Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.


1991     5.84%
1992     3.47%
1993     3.04%
1994     3.89%
1995     5.31%
1996     4.71%
1997     4.93%
1998     4.94%
1999     4.59%
2000     5.83%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 1.64% (quarter ending March 31, 1991) and the lowest return for a quarter was 0.74% (quarter ending March 31, 1993).

Average Annual Total Returns
(for the Periods ended        Past        Past      Past
December 31, 2000)            One Year    5 Years   10 Years

Class A                       5.83%       5.00%     4.65%


The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Prime Obligations Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Prime Obligations Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863).

Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Prime Obligations Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)                 Class A

Maximum Sales Charge
Imposed on Purchases                                    NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge
(as a percentage of the lower of
purchase or sale price)                                 NONE

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption Fees                                         NONE

Exchange Fees                                           NONE

Annual Fund Operating Expenses (deducted from Fund assets)

Management Fees                                         0.35%

Distribution (12b-1) Fees                               0.00%


Other Expenses
(includes a shareholder servicing fee of 0.25%)         0.43%

Total Fund Operating Expenses                           0.78%


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Prime Obligations Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Prime Obligations Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Prime Obligations Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year    3 Years   5 Years    10 Years


Class A           $80       $249      $433       $966

Risk/Return Summary

FINANCIAL RESERVES FUND

CLASS A SHARES
Cusip#: 926464678
FNRXX

Investment Objective

The Financial Reserves Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity.

Principal Investment Strategies

The Financial Reserves Fund pursues its investment objective by investing primarily in a portfolio of high-quality U.S. dollar-denominated money market instruments.

Under normal market conditions, the Financial Reserves Fund invests in:

      * Negotiable certificates of deposit, time deposits, and bankers' acceptances issued by U.S. banks and U.S. branches of foreign banks.

      * Short-term corporate obligations, such as commercial paper, notes, and bonds.

      * Repurchase agreements.

      * Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

      * U.S. Treasury obligations and obligations of U.S. government-sponsored agencies.

      * When-issued or delayed-delivery securities.

      * Eurodollar debt obligations.

Important Characteristics of the Financial Reserves Fund's Investments:

      * Quality: The Financial Reserves Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs, or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Financial Reserves Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

      * Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

The Financial Reserves Fund is only available to certain institutions or individuals that meet minimum investment requirements and have trust or advisory accounts set up through KeyCorp or its affiliates.

Principal Risks

The Financial Reserves Fund is subject to the following principal risks, more fully described in "Risk Factors." The Financial Reserves Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

      * The portfolio manager does not execute the Financial Reserves Fund's principal investment strategies effectively.

      * An issuer defaults on its obligation.

      * An agency or instrumentality defaults on its obligation and the agency or the U.S. government does not provide financial support.

      * The market value of floating or variable rate securities falls to such an extent that the Financial Reserves Fund's share price declines below $1.00.

      * Rapidly rising interest rates cause securities held by the Financial Reserves Fund to decline in value and cause the Fund's share price to decline below $1.00.

      * Interest rates decline, resulting in a lower yield for the Financial Reserves Fund.

      * Adverse events affecting the banking industry cause the value of the Financial Reserves Fund's investments to decline.


      * Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.


An investment in the Financial Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Financial Reserves Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Financial Reserves Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.


1991     5.63%
1992     3.38%
1993     2.78%
1994     3.95%
1995     5.54%
1996     4.93%
1997     5.09%
1998     5.05%
1999     4.69%
2000     5.92%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 1.63% (quarter ending March 31, 1991) and the lowest return for a quarter was 0.67% (quarter ending June 30, 1993).

Average Annual Total Returns
(for the Periods ended        Past        Past      Past
December 31, 2000)            One Year    5 Years   10 Years

Class A                       5.92%       5.13%     4.69%


The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Financial Reserves Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Financial Reserves Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863).

Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Financial Reserves Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)                   Class A

Maximum Sales Charge
Imposed on Purchases                                      NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge
(as a percentage of the lower of purchase or sale price)  NONE

Maximum Sales Charge Imposed
on Reinvested Dividends                                   NONE

Redemption Fees                                           NONE

Exchange Fees                                             NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                           0.50%

Distribution (12b-1) Fees                                 0.00%


Other Expenses
(Includes a shareholder servicing fee of 0.15%)           0.35%

Total Fund Operating Expenses(2)                          0.85%


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) Expenses have been restated to reflect current fees. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 0.80%. This waiver/reimbursement may be terminated at any time.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Financial Reserves Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Financial Reserves Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Financial Reserves Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 Year    3 Years   5 Years   10 Years


Class A             $87       $271      $471      $1,049

Risk/Return Summary

TAX-FREE MONEY MARKET FUND

CLASS A SHARES
Cusip#: 926464306
STOXX

Investment Objective

The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal.

Principal Investment Strategies

The Tax-Free Money Market Fund pursues its investment objective by investing at least 80% of its total assets in short-term, high-quality municipal securities issued by or on behalf of U.S. states, territories, and possessions. The interest income on these securities is exempt from federal regular income tax and alternative minimum tax.

Under normal market conditions, the Tax-Free Money Market Fund invests in:

      * Short-term municipal obligations such as commercial paper, notes, and bonds.

      * Tax, revenue, and bond anticipation notes.

      * Variable rate demand notes and municipal bonds, and participation interests in any of these obligations.

Important Characteristics of the Tax-Free Money Market Fund's Investments:


      * Quality: The Tax-Free Money Market Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Tax-Free Money Market Fund invests in high quality, liquid instruments. A significant portion of the assets of the Fund may be invested in securities guaranteed by banks. For more information on ratings, see the Appendix to the SAI.


      * Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

Principal Risks

The Tax-Free Money Market Fund is subject to the following principal risks, more fully described in "Risk Factors." The Tax-Free Money Market Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

      * The portfolio manager does not execute the Tax-Free Money Market Fund's principal investment strategies effectively.


      * A municipality or instrumentality defaults on its obligation or its securities are downgraded.


      * The market value of floating or variable rate securities falls to such an extent that the Tax-Free Money Market Fund's share price declines below $1.00.

      * Rapidly rising interest rates cause securities held by the Tax-Free Money Market Fund to decline in value and cause the Fund's share price to decline below $1.00.

      * Interest rates decline, resulting in a lower yield for the Tax-Free Money Market Fund.


      * Adverse events affecting the banking industry cause the value of the Tax-Free Money Market Fund's investments guaranteed by banks to decline.


      * Political, economic, business or regulatory events occur in a city or state causing the value of that municipality's securities to decline.

     An investment in the Tax-Free Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax-Free Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Tax-Free Money Market Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.


1991     4.14%
1992     2.51%
1993     2.00%
1994     2.37%
1995     3.48%
1996     2.96%
1997     3.09%
1998     2.84%
1999     2.63%
2000     3.48%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 1.14% (quarter ending March 31, 1991) and the lowest return for a quarter was 0.45% (quarter ending March 31, 1994).

Average Annual Total Returns
(for the Periods ended         Past        Past      Past
December 31, 2000)             One Year    5 Years   10 Years

Class A                        3.48%       3.00%     2.95%


The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Tax-Free Money Market Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Tax-Free Money Market Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863).

Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Tax-Free Money Market Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)                   Class A

Maximum Sales Charge
Imposed on Purchases                                      NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge
(as a percentage of the lower of purchase or sale price)  NONE

Maximum Sales Charge Imposed
on Reinvested Dividends                                   NONE

Redemption Fees                                           NONE

Exchange Fees                                             NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                           0.35%

Distribution (12b-1) Fees                                 0.00%


Other Expenses
(includes a shareholder servicing fee of 0.25%)           0.45%

Total Fund Operating Expenses                             0.80%


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Tax-Free Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Tax-Free Money Market Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Tax-Free Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 Year    3 Years   5 Years    10 Years


Class A             $82       $255      $444       $990

Risk/Return Summary

OHIO MUNICIPAL MONEY MARKET FUND

CLASS A SHARES
Cusip#: 926464769
AOHXX

Investment Objective

The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

Principal Investment Strategies

The Ohio Municipal Money Market Fund pursues its investment objective by investing at least 80% of its total assets in short-term municipal securities. The interest income on these securities is exempt from federal regular income tax. Federal regular income tax does not include the individual or corporate federal alternative minimum tax. The Ohio Municipal Money Market Fund expects to invest at least 65% of its total assets in debt securities that pay interest which is also exempt from Ohio state income tax.

Under normal market conditions, the Ohio Municipal Money Market Fund invests in:

      * Short-term municipal obligations, such as commercial paper, notes, and bonds.

      * Tax, revenue, and bond anticipation notes.

      * Variable rate demand notes, municipal bonds, and participation interests in any of the above obligations.

Important Characteristics of the Ohio Municipal Money Market
Fund's Investments:


      * Quality: The Ohio Municipal Money Market Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs, in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Ohio Municipal Money Market Fund invests in high quality, liquid instruments. A significant portion of the assets of the Fund may be invested in securities guaranteed by banks. For more information on ratings, see the Appendix to the SAI.


      * Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

Principal Risks

The Ohio Municipal Money Market Fund is subject to the following principal risks, more fully described in "Risk Factors." The Ohio Municipal Money Market Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

      * The portfolio manager does not execute the Ohio Municipal Money Market Fund's principal investment strategies effectively.


      * A municipality or instrumentality defaults on its obligation or its securities are downgraded.


      * The market value of floating or variable rate securities falls to such an extent that the Ohio Municipal Money Market Fund's share price declines below $1.00.

      * Rapidly rising interest rates cause securities held by the Ohio Municipal Money Market Fund to decline in value and cause the Fund's share price to decline below $1.00.

      * Interest rates decline, resulting in a lower yield for the Ohio Municipal Money Market Fund.

      * There is a significant decline in the value of an investment.


      * Adverse events affecting the banking industry cause the value of Ohio Municipal Money Market Fund's investments guaranteed by banks to decline.


      * Political, economic, business or regulatory events occur in Ohio causing the value of Ohio municipal securities to decline. The Ohio Municipal Money Market Fund could be more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in Ohio securities.

An investment in the Ohio Municipal Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Ohio Municipal Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Ohio Municipal Money Market Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.


1991     4.06%
1992     2.60%
1993     1.99%
1994     2.42%
1995     3.47%
1996     3.00%
1997     3.04%
1998     2.85%
1999     2.56%
2000     3.36%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 1.07% (quarter ending March 31 1991) and the lowest return for a quarter was 0.46% (quarter ending March 31, 1994).

Average Annual Total Returns
(for the Periods ended         Past        Past      Past
December 31, 2000)             One Year    5 Years   10 Years

Class A                        3.36%       2.97%     2.94%


The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Ohio Municipal Money Market Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Ohio Municipal Money Market Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863).

Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Ohio Municipal Money Market Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)                    Class A

Maximum Sales Charge
Imposed on Purchases                                       NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge
(as a percentage of the lower of purchase or sale price)   NONE

Maximum Sales Charge Imposed
on Reinvested Dividends                                    NONE

Redemption Fees                                            NONE

Exchange Fees                                              NONE

  Annual Fund Operating Expenses
  (deducted from Fund assets)

Management Fees                                            0.50%

Distribution (12b-1) Fees                                  0.00%

Other Expenses
(includes a shareholder servicing fee of 0.25%)            0.43%


Total Fund Operating Expenses                              0.93%


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.




EXAMPLE: The following Example is designed to help you compare the cost of investing in the Ohio Municipal Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Ohio Municipal Money Market Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Ohio Municipal Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 Year    3 Years   5 Years   10 Years

Class A             $95       $296      $515      $1,143

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions to achieve their investment objectives. All Funds will not buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash. This may reduce the Fund's yield and may cause the Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

The Funds may invest in the following types of securities:

Commercial Paper.

Short-term obligations issued by banks, corporations, broker dealers and other entities to finance their current operations.

Certificates of Deposit.

A commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Master Demand Notes.

Unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying interest rates.

Short-Term Funding Agreements.

Similar to guaranteed investment contracts, or "GIC's", and issued by insurance companies. A Fund invests cash for a specified period and guaranteed amount of interest as stated in the contract.

Time Deposits.

Non-negotiable deposits in banks that pay a specified rate of interest over a set period of time.

U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality.

Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

* U.S. Government. Issued or guaranteed by the U.S. government or its agencies and instrumentalities;(*)

* Non-U.S. Government. Secured by non-government entities.

Eurodollar Obligations.

Obligations of foreign branches of U.S. banks and domestic branches of foreign banks.

*Obligations of entities such as the Government National Mortgage
 Association are backed by the full faith and credit of the U.S. Treasury. Others, such as the Federal National Mortgage Association are supported by the right of the issuer to borrow from the U.S. Treasury. Still others, such as the Federal Farm Credit Bank, Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and Federal Agricultural Mortgage Corporation are supported only by the credit of the federal instrumentality.

U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as the Student Loan Marketing Association, Federal Farm Credit Bank, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, and the Federal Agricultural Mortgage Corporation are supported only by the credit of the federal instrumentality.

When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.

Repurchase Agreements.


An agreement involving a Fund's purchase of a security and the seller's agreement to repurchase the same security at a stated price plus interest. The seller's obligation to the Fund is secured by the instrument.


+ Variable & Floating Rate Securities.

The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost.

Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

+ Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

An investment in a Fund is not a complete investment program.

This Prospectus describes the principal risks that you may assume as an investor in the Funds.

This table summarizes the principal risks, described in the following pages, to which the Funds are subject.

                    U.S.                                           Ohio
                    Government  Prime       Financial Tax-Free     Municipal
                    Obligations Obligations Reserves  Money Market Money Market
                    Fund        Fund        Fund      Fund         Fund

Manager risk,
income risk,
adjustable rate     X           X           X         X            X
security risk, and
credit risk

Tax-exempt
status risk                                           X            X

Concentration risk                                                 X

General Risks:

      * Manager risk is the risk that a Fund's portfolio manager may implement the Fund's investment strategy in a way that does not produce the intended result.

Risks associated with investing in debt securities:

      * Income risk. Declines in the general level of short-term interest rates cause a Fund's income, and thus its total return, to decline.

      * Adjustable rate security risk. The market price of an adjustable rate security may, upon readjustment, fall below its cost.


      * Credit risk. The issuer of a debt security may fail to pay interest or principal in a timely manner. Credit risk is measured by NRSROs such as S&P, Fitch IBCA, or Moody's.

      * Interest risk. If interest rates rapidly rise, the decline in value of portfolio securities could cause the share price to decline below $1.00, and if interest rates decline, the Fund will reinvest maturing instruments in lower yielding securities.


Risks associated with investing in municipal debt securities:

      * Tax-exempt status risk is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.

Risks associated with investing in the securities of a single state:

      * Concentration risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in the Ohio Municipal Money Market Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security could also affect other securities within that particular segment of the bond market.

Share Price

The Ohio Municipal Money Market Fund normally calculates its share price, called its "net asset value" (NAV), each business day at 12:00 p.m. Eastern Time. Each other Fund normally calculates its NAV each business day at 2:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the Federal Reserve Bank of Cleveland and the New York Stock Exchange, Inc. ("NYSE") are open. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

Each Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. Each Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

Each Fund's performance can be found once a week in The Wall Street Journal and other newspapers.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Money market funds usually do not realize capital gains; however, a Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, each Fund declares dividends daily and pays them monthly. Each class of shares declares and pays dividends separately.

Please check with your Investment Professional to find out if the following options are available to you.

Distributions can be received in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date.

DIRECTED DIVIDENDS OPTION


In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, your Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

Your choice of distribution should be set up on the original account application. If you would like to change the option you selected, please call 800-539-FUND.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

Important Information about Taxes


Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.


      * Ordinary dividends from a Fund are taxable as ordinary income; dividends from any long-term capital gains would be taxable as long-term capital gain.

      * Certain dividends from the Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund will be "exempt-interest dividends," which generally are exempt from federal income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes.

      * Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

      * Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.


      * An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.


      * Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

      * Tax statements will be mailed from your Fund every January showing the amounts and tax status of distributions made to you.

      * Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.


      * A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.


      * You should review the more detailed discussion of federal income tax considerations in the SAI.

INVESTING WITH VICTORY


If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Funds.


We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Shareholder Servicing Plan

The following Funds have adopted a Shareholder Servicing Plan:

      * U.S. Government Obligations Fund, Select Shares

      * Prime Obligations Fund, Class A Shares


      * Financial Reserves Fund, Class A Shares


      * Tax-Free Money Market Fund, Class A Shares

      * Ohio Municipal Money Market Fund, Class A Shares


The shareholder servicing agent performs a number of services for its customers who are shareholders of a Fund. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services, each such Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. These Funds may enter into agreements with various shareholder servicing agents, including KeyBank N.A. and its affiliates, other financial institutions, and securities brokers. These Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plan


Victory has adopted a Rule 12b-1 Distribution and Service Plan for Investor and Select Shares of the U.S. Government Obligations Fund and the Class A Shares of the Financial Reserves Fund and the Ohio Municipal Money Market Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated financial institutions that provide administrative and recordkeeping services or provide distribution services to the Funds.


For historical expense information, see the financial highlights at the end of this Prospectus.


Account features and services may differ for shares not held directly with the Fund. Check with your Investment Professional.

How to Buy Shares

When you buy shares of a Fund, your cost will normally be $1.00 per share.


You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account for Class A Shares of a Fund is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.


If you buy shares directly from a Fund and your investment is received and accepted by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Ohio Municipal Money Market Fund), your purchase will be processed the same day.

The Financial Reserves Fund is only available to certain institutions or individuals that meet minimum investment requirements and have trust or advisory accounts set up through KeyCorp or its affiliates. The U.S. Government Obligations Fund offers Investor Shares and Select Shares. Investor Shares are available to certain institutions or individuals that meet minimum investment requirements, and are not subject to a shareholder servicing fee. Select Shares are available through certain financial institutions that provide additional services to their customers who are shareholders of the Fund.

Make your check payable to: The Victory Funds


Beginning March 19, 2001 for shares of the Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund, and April 23, 2001 for shares of the U.S. Government Obligations Fund, Prime Obligations Fund and the Financial Reserves Fund, the addresses below should be used. Before those dates, use the addresses on the next page. The telephone number remains the same.

Keep the following addresses handy for purchases, exchanges, or redemptions:

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

Call for wire instructions and confirmation number after instructing your bank to wire funds. Call 800-539-FUND to advise us of the amount being wired and the name of your bank.

BY TELEPHONE

800-539-FUND
(800-539-3863)

Use the following addresses until March 16, 2001 for shares of the Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund, and until April 20, 2001 for shares of the U.S. Government Obligations Fund, Prime Obligations Fund and the Financial Reserves Fund. After that date, use the addresses listed on the previous page. The telephone number remains the same.


Keep the following addresses handy for purchases, exchanges, or redemptions:

                                             U.S. Government Obligations Fund
            Tax-Free Money Market Fund       Prime Obligations Fund
            Ohio Municipal Money Market Fund Financial Reserves Fund

BY REGULAR U.S. MAIL

Send completed Account
Applications with your
check, bank draft, or
money order to:

            The Victory Funds                The Victory Funds
            c/o Gradison McDonald            P.O. Box 8527
            580 Walnut Street                Boston, MA 02266-8527
            Cincinnati, OH 45202

BY OVERNIGHT MAIL

Use the following address
ONLY for overnight packages.

            The Victory Funds                The Victory Funds
            c/o Gradison McDonald            c/o Boston Financial Data Services
            580 Walnut Street                66 Brooks Drive
            Cincinnati, OH 45202             Braintree, MA 02184
            Phone: 800-539-FUND              Phone: 800-539-FUND

BY WIRE

The Transfer Agent does not
charge a wire fee, but your
originating bank may charge
a fee. Always call the Transfer
Agent at 800-539-FUND BEFORE
wiring funds.

            The Victory Funds                The Victory Funds
            c/o Gradison McDonald            State Street Bank and Trust Co.
            ABA #042000013                   ABA #011000028

            Tax-Free Money Market Fund
            For Credit to DDA                For Credit to DDA
            Account #8355083                 Account #9905-201-1

            Ohio Municipal Money Market Fund (insert account number, name, and
            For Credit to DDA                confirmation number assigned by
            Account #8058364                 the Transfer Agent)
            (insert account number and name)

BY TELEPHONE

800-539-FUND (800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Automatic and Systematic Investment Plan


To enroll in the Automatic or Systematic Investment Plan, you should complete a separate Automatic Investment Plan Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.


Retirement Plans

You can use a Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation. Generally, Funds that pay tax-free dividends are not appropriate investments for retirement accounts.


All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. The Funds reserve the right to not accept third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You may exchange shares of one Victory fund for shares of the same class of any other. If your request is received and accepted by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Ohio Municipal Money Market Fund), your exchange will be processed the same day.

You can exchange shares of a Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

      * Shares of the Fund selected for exchange must be available for sale in your state of residence.

      * The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

      * If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging.

      * On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

      * You must meet the minimum purchase requirements for the fund you purchase by exchange.

      * The registration and tax identification numbers of the two accounts must be identical.


      * You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

      * A Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.


      * Before exchanging, read the prospectus of the fund you wish to purchase by exchange.


      * An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.


You can obtain a list of funds available for exchange by calling
800-539-FUND.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your request is received in good order by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Ohio Municipal Money Market Fund), your redemption will be processed the same day.

BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

      * Mail a check to the address of record;


      * Wire funds to a previously designated domestic financial institution;


      * Mail a check to a previously designated alternate address; or


      * Electronically transfer your redemption via the Automated Clearing House (ACH) to a previously designated domestic financial institution.


The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL


Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:





      * Your account registration has changed within the last 15 days;

      * The check is not being mailed to the address on your account;

      * The check is not being made payable to the owner of the account;

      * The redemption proceeds are being transferred to another Victory Group account with a different registration; or

      * The check or wire is being sent to a different bank account.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Ohio Municipal Money Market
Fund), your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Ohio Municipal Money Market Fund). It will be transferred by ACH as long as the transfer is to a domestic bank.

CHECK WRITING

Shareholders of the following Funds may withdraw funds by writing a check for $100.00 or more:

      * U.S. Government Obligations Fund

      * Prime Obligations Fund

      * Tax-Free Money Market Fund

      * Ohio Municipal Money Market Fund


In order to activate the check writing option on your account, you must sign a signature card. After your completed signature card is received, an initial supply of checks will be mailed to you in about three weeks. There is no charge for checks; however, you will be charged for stopping payment of a check or for insufficient funds. You may not close your account by writing a check. You should call the Fund for a complete redemption. Please call 800-539-FUND to request a signature card. Shareholders of the Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund may receive images of cancelled checks by calling the Fund at 800-539-3863. The fee for this service is $6.00 per month.

Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions


      * Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.


      * If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

      * A Fund may suspend your right to redeem your shares in the following circumstances:

         - During non-routine closings of the NYSE;

         - When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

         - When the SEC orders a suspension to protect the Fund's shareholders.

      * Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of its net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

About Victory


Each Fund is a member of The Victory Portfolios, a group of 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


The Investment Adviser and Sub-Administrator


Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $75 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.


We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.


During the fiscal year ended October 31, 2000, KAM was paid an advisory fee at an annual rate based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.

U.S. Government Obligations Fund          0.35%
Prime Obligations Fund                    0.35%
Financial Reserves Fund                   0.50%
Tax-Free Money Market Fund                0.35%
Ohio Municipal Money Market Fund          0.39%


Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

Each Fund is supervised by the Board of Trustees, which monitors the services provided to investors.

OPERATIONAL STRUCTURE OF THE FUNDS

TRUSTEES            ADVISER

SHAREHOLDERS

FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

Advise current and prospective shareholders on their Fund investments.


TRANSFER AGENT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219


 Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Funds, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Funds.

CUSTODIAN


KeyBank National Association
127 Public Square
Cleveland, OH 44114


Provides for safekeeping of
the Funds' investments and
cash, and settles trades made
by the Funds.

SUB-ADMINISTRATOR

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Additional Information

Some additional information you should know about the Funds.


Fund Operations

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and effective yield of a Fund, and the average annual total return of a Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, a Fund will send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).

Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent accountant for the Funds. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, N.Y. 10022, serves as legal counsel to the Funds.


If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

Financial Highlights

U.S. GOVERNMENT OBLIGATIONS FUND

The Financial Highlights table is intended to help you understand the U.S. Government Obligations Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the U.S. Government Obligations Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the U.S. Government Obligations Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about Investor and Select Shares of the U.S. Government Obligations Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the U.S. Government Obligations Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                  Investor Shares                              Select Shares

                   Year        Year        Year        Period        Year        Year        Year        Year        Year
                   Ended       Ended       Ended       Ended         Ended       Ended       Ended       Ended       Ended
                   Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                   2000        1999        1998        1997<F1>      2000        1999        1998        1997<F1>    1996

Net Asset Value,
  Beginning of
    Period         $  1.000    $  1.000    $  1.000    $  1.000      $    1.000  $    1.000  $    1.000  $    1.000  $    1.000

Investment
  Activities
     Net
       investment
       income         0.055       0.044       0.050       0.041           0.052       0.042       0.048       0.047       0.049
Distributions
     Net
       investment
       income        (0.055)     (0.044)     (0.050)     (0.041)         (0.052)     (0.042)     (0.048)     (0.047)     (0.049)

Net Asset Value,
  End of Period    $  1.000    $  1.000    $  1.000    $  1.000      $    1.000  $    1.000  $    1.000  $    1.000  $    1.000

Total Return           5.60%       4.54%       5.12%       4.19%<F2>       5.33%       4.27%       4.86%       4.75%       4.96%

Ratios/
  Supplemental
  Data:

Net Assets,
  End of Period
  (000)            $424,927    $386,264    $571,104    $456,133      $1,939,298  $1,813,458  $1,601,920  $1,235,475  $1,357,817
Ratio of
  expenses to
  average net
  assets               0.51%       0.52%       0.52%       0.56%<F3>       0.76%       0.77%       0.77%       0.74%       0.61%
Ratio of net
  investment
  income
  to average
  net assets           5.49%       4.44%       5.03%       4.95%<F3>       5.22%       4.19%       4.78%       4.75%       4.84%


<F1> Effective January 8, 1997, the Fund designated the existing shares as
     Select Shares and commenced offering Investor Shares.

<F2> Not annualized.

<F3> Annualized.



Financial Highlights

PRIME OBLIGATIONS FUND

The Financial Highlights table is intended to help you understand the Prime Obligations Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Prime Obligations Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Prime Obligations Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about shares of the Prime Obligations Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Prime Obligations Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.




                                                          Year           Year          Year             Year           Year
                                                          Ended          Ended         Ended            Ended          Ended
                                                          Oct. 31,       Oct. 31,      Oct. 31,         Oct. 31,       Oct. 31,
                                                          2000           1999          1998             1997           1996

Net Asset Value, Beginning of Period                      $    1.000     $    1.000    $    1.000       $  1.000       $  1.000

Investment Activities
     Net investment income                                     0.055          0.044         0.049          0.048          0.047

         Total from Investment Activities                      0.055          0.044         0.049          0.048          0.047

Distributions
     Net investment income                                    (0.055)        (0.044)       (0.049)        (0.048)        (0.047)

Net Asset Value, End of Period                            $    1.000     $    1.000    $    1.000       $  1.000       $  1.000

Total Return                                                    5.67%          4.52%         4.98%          4.89%          4.81%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                           $2,553,015     $2,060,039    $1,378,713       $736,449       $496,019
Ratio of expenses to
  average net assets                                            0.78%          0.79%         0.80%          0.85%          0.87%
Ratio of net investment income
  to average net assets                                         5.55%          4.43%         4.89%          4.79%          4.72%


Financial Highlights

FINANCIAL RESERVES FUND

The Financial Highlights table is intended to help you understand the Financial Reserves Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Financial Reserves Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Financial Reserves Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about shares of the Financial Reserves Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Financial Reserves Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                            Year           Year          Year           Year           Year
                                                            Ended          Ended         Ended          Ended          Ended
                                                            Oct. 31,       Oct. 31,      Oct. 31,       Oct. 31,       Oct. 31,
                                                            2000           1999          1998           1997           1996

Net Asset Value, Beginning of Period                        $  1.000       $  1.000      $  1.000       $  1.000       $  1.000

Investment Activities
     Net investment income                                     0.056          0.045         0.050          0.049          0.049

Distributions
     Net investment income                                    (0.056)        (0.045)       (0.050)        (0.049)        (0.049)

Net Asset Value, End of Period                              $  1.000       $  1.000      $  1.000       $  1.000       $  1.000

Total Return                                                    5.75%          4.62%         5.10%          5.04%          5.00%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                             $737,512       $818,452      $785,520       $800,642       $767,990
Ratio of expenses to
  average net assets                                            0.70%          0.68%         0.67%          0.67%          0.67%
Ratio of net investment income
  to average net assets                                         5.58%          4.52%         5.01%          4.94%          4.89%
Ratio of expenses to
  average net assets<F1>                                        <F2>           <F2>          0.68%          0.71%          0.75%
Ratio of net investment income
  to average net assets<F1>                                     <F2>           <F2>          5.00%          4.90%          4.81%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> There were no voluntary fee reductions during the period.



Financial Highlights

TAX-FREE MONEY MARKET FUND

The Financial Highlights table is intended to help you understand the Tax-Free Money Market Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Tax-Free Money Market Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Tax-Free Money Market Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about shares of the Tax-Free Money Market Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Tax-Free Money Market Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                            Year           Year          Year           Year           Year
                                                            Ended          Ended         Ended          Ended          Ended
                                                            Oct. 31,       Oct. 31,      Oct. 31,       Oct. 31,       Oct. 31,
                                                            2000           1999          1998           1997           1996

Net Asset Value, Beginning of Period                        $  1.000       $  1.000      $  1.000       $  1.000       $  1.000

Investment Activities
     Net investment income                                     0.033          0.025         0.029          0.030          0.030

Distributions
     Net investment income                                    (0.033)        (0.025)       (0.029)        (0.030)        (0.030)

Net Asset Value, End of Period                              $  1.000       $  1.000      $  1.000       $  1.000       $  1.000

Total Return                                                    3.38%          2.55%         2.91%          3.07%          3.04%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                             $675,324       $697,633      $465,528       $412,224       $344,796
Ratio of expenses to
  average net assets                                            0.80%          0.79%         0.80%          0.73%          0.78%
Ratio of net investment income
  to average net assets                                         3.32%          2.51%         2.88%          3.03%          2.97%
Ratio of expenses to
  average net assets<F1>                                        <F2>           <F2>          0.80%          0.74%          0.80%
Ratio of net investment income
  to average net assets<F1>                                     <F2>           <F2>          2.88%          3.02%          2.95%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> There were no voluntary fee reductions during the period.



Financial Highlights

OHIO MUNICIPAL MONEY MARKET FUND

The Financial Highlights table is intended to help you understand the Ohio Municipal Money Market Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Ohio Municipal Money Market Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Ohio Municipal Money Market Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about shares of the Ohio Municipal Money Market Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Ohio Municipal Money Market Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.



                                                             Year          Year          Year          Year           Year
                                                             Ended         Ended         Ended         Ended          Ended
                                                             Oct. 31,      Oct. 31,      Oct. 31,      Oct. 31,       Oct. 31,
                                                             2000          1999          1998          1997           1996

Net Asset Value, Beginning of Period                         $  1.000      $  1.000      $  1.000      $  1.000       $  1.000

Investment Activities
     Net investment income                                      0.032         0.025         0.029         0.030          0.030

Distributions
     Net investment income                                     (0.032)       (0.025)       (0.029)       (0.030)        (0.030)

Net Asset Value, End of Period                               $  1.000      $  1.000      $  1.000      $  1.000       $  1.000

Total Return                                                     3.27%         2.49%         2.94%         3.01%          3.11%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                              $884,369      $934,744      $751,543      $650,978       $561,131
Ratio of expenses to
  average net assets                                             0.87%         0.82%         0.80%         0.75%          0.67%
Ratio of net investment income
  to average net assets                                          3.22%         2.45%         2.90%         2.97%          3.03%
Ratio of expenses to
  average net assets<F1>                                         0.93%         0.93%         0.94%         0.94%          0.97%
Ratio of net investment income
  to average net assets<F1>                                      3.16%         2.34%         2.76%         2.78%          2.73%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



                    This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114


PRESORTED
STANDARD
US POSTAGE PAID
CLEVELAND, OH
PERMIT No. 469


If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at

800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).


By mail: Beginning March 19, 2001 for shares of the Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund and April 23, 2001 for the U.S. Government Obligations Fund, Prime Obligations Fund and the Financial Reserves Fund, use the following address to request information by mail:

      The Victory Funds
      P.O. Box 182593
      Columbus, OH 43218-2593

Prior to March 19, 2001 for shares of the Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund and April 23, 2001 for the other Funds, you can request information by mail at the following address:

      The Victory Funds
      P.O. Box 8527
      Boston, MA 02266-8527

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at http://www.victoryfunds.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
(LOGO)(R)



Investment Company Act File Number 811-4852   VF-MMMF-PRO (2/01)

Prospectus


February 27, 2001


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Money Market Funds

Federal Money Market Fund
Investor and Select Shares

Institutional Money Market Fund
Investor and Select Shares

Victory Funds
(LOGO)(R)


www.victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios


Key to Financial Information

Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a Fund.

Performance

A summary of the historical performance of a Fund.

Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including ongoing expenses.


Shares of the Funds are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank; * Subject to possible investment risks, including possible loss of the amount invested.

Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.


Table of Contents

Introduction                                                    1

Risk/Return Summary for each of the Funds
An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.

     Federal Money Market Fund
       Investor and Select Shares                               2

     Institutional Money Market Fund
       Investor and Select Shares                               4

Investments                                                     6

Risk Factors                                                    8

Share Price                                                     8

Dividends, Distributions, and Taxes                             9

Investing with Victory                                         11
     * How to Buy Shares                                       12

     * How to Exchange Shares                                  15
     * How to Sell Shares                                      16

Organization and Management of the Funds                       18

Additional Information                                         20

Financial Highlights
     Federal Money Market Fund                                 21
     Institutional Money Market Fund                           22

Introduction


This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference. An investment in a Fund is not a complete investment program.


Investment Strategy

Each of the Funds pursues its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. However, each of the Funds has unique investment strategies and its own risk/reward profile. The Funds seek to maintain a constant net asset value of $1.00 per share, and shares are offered at net asset value. Please review each Fund's "Risk/Return Summary" and the "Investments" section for an overview.


Risk Factors

The following risk factors distinguish these Funds from other funds with different investment policies and strategies.

     * The Funds are not insured by the FDIC, and while each Fund attempts to maintain a $1.00 per share price, there is no guarantee that it will be able to do so.

     * A major change in interest rates, a default on an investment held by a Fund or a significant decline in the value of a Fund investment could cause the value of your investment in the Fund, or its yield, to decline.

Who May Want to Invest in the Funds

     * Investors seeking relative safety and easy access to investments

     * Investors with a low risk tolerance * Investors seeking preservation of capital

     * Investors willing to accept lower potential returns in return for safety

     * Investors seeking the ability to convert their investment to cash quickly

Fees And Expenses

The minimum initial investment is $1,000,000. If you buy shares through an Investment Professional, you may be subject to different minimums. An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. No load or sales commission is charged to investors in the Funds. You will, however, incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Investing with Victory." The Funds offers two classes of shares: Investor Shares and Select Shares.


The following pages provide you with separate overviews of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will best suit your risk tolerance and investment needs.

Risk/Return Summary

FEDERAL MONEY MARKET FUND

INVESTOR SHARES
Cusip#: 926464520
SBFXX

SELECT SHARES
Cusip#: 926464512
SBSXX

Investment Objective

The investment objective of the Federal Money Market Fund is to provide high current income to the extent consistent with preservation of capital.

Principal Investment Strategies


The Federal Money Market Fund pursues its investment objective by investing exclusively in securities issued or guaranteed by the U.S. government or certain of its agencies and instrumentalities. The Federal Money Market Fund also can invest in repurchase agreements collateralized by these securities.


Under normal market conditions, the Federal Money Market Fund invests in:

     * Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government.


     * Obligations of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Student Loan Marketing Association (SLMA),
       Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Tennessee Valley Authority (TVA), Resolution Funding Corporation (REFCORP) and Federal Agricultural Mortgage Association (FAMC).


     * Repurchase agreements collateralized by any of the above securities.

Important Characteristics of the Federal Money Market Fund's Investments:

     * Quality: The Federal Money Market Fund invests only in securities insured or guaranteed by the U.S. government, or certain of its agencies or government-sponsored enterprises. These securities are of the highest credit quality.


     * Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days. The Federal Money Market Fund intends to maintain a weighted average maturity of not more than 60 days.


Principal Risks

The Federal Money Market Fund is subject to the following principal risks, more fully described in "Risk Factors." The Federal Money Market Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     * The portfolio manager does not execute the Federal Money Market Fund's principal investment strategies effectively.

     * An agency or instrumentality defaults on its obligation and the agency or U.S. government does not provide financial support.

     * The market value of floating or variable rate securities falls to such an extent that the Federal Money Market Fund's share price declines below $1.00.

     * Rapidly rising interest rates cause securities held by the Federal
       Money Market Fund to decline in value and cause the Federal Money Market Fund's share price to decline below $1.00.

     * Interest rates decline, resulting in a lower yield for the Federal Money Market Fund.

     An investment in the Federal Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Federal Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Federal Money Market Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

     The bar chart shows returns for the Investor Class of the Federal Money Market Fund.


1991     5.77%
1992     3.34%
1993     2.59%
1994     3.56%
1995     5.27%
1996     4.64%
1997     4.98%
1998     5.28%
1999     4.90%
2000     6.14%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 1.63% (quarter ending March 31, 1991) and the lowest return for a quarter was 0.63% (quarter ending June 30, 1993).

Average Annual Total Returns
(for the Periods ended         Past      Past     Past
December 31, 2000)             One Year  5 Years  10 Years

Investor Class                 6.14%     5.19%    4.64%

Select Class(1)                5.87%     N/A      N/A

(1) The average annual total return since inception (March 23, 1998) was 5.21%.

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Federal Money Market Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.


     For the Federal Money Market Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863).

Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Federal Money Market Fund.


Shareholder Transaction Expenses           Investor   Select
(paid directly from your investment)(1)    Class      Class

Maximum Sales Charge
Imposed on Purchases                       NONE       NONE
(as a percentage of offering price)

Maximum Deferred

Sales Charge (as a percentage of           NONE       NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                    NONE       NONE
Redemption Fees                            NONE       NONE

Exchange Fees                              NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                            0.25%      0.25%

Distribution (12b-1) Fees                  0.00%      0.00%


Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Select Class Shares)                       0.18%      0.43%

Total Fund Operating Expenses              0.43%(2)   0.68%(2)


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Investor Class and Select Class Shares of the Federal Money Market Fund do not exceed 0.31% and 0.57%, respectively for any period during which this waiver or reimbursement is in effect. The Adviser may terminate waiver/reimbursement arrangements at any time.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Federal Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Federal Money Market Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Federal Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year   3 Years  5 Years  10 Years


     Investor Class        $44      $138     $241     $542
     Select Class          $69      $218     $379     $847

Risk/Return Summary

INSTITUTIONAL MONEY MARKET FUND

INVESTOR SHARES
Cusip#: 926464785
VICXX

SELECT SHARES
Cusip#: 926464777
VISXX

Investment Objective

The investment objective of the Institutional Money Market Fund is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.

Principal Investment Strategies

The Institutional Money Market Fund pursues its investment objective by primarily investing in short-term, high-quality debt instruments.

Under normal market conditions, the Institutional Money Market Fund primarily invests in:

     * Negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and U.S. branches of foreign banks.

     * Short-term corporate obligations, such as commercial paper, notes, and bonds.

     * Repurchase agreements.

     * Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

     * U.S. Treasury obligations and obligations of government sponsored agencies.

     * When-issued or delayed-delivery securities.

     * Eurodollar debt obligations.

Important Characteristics of the Institutional Money Market Fund's Investments:

     * Quality: The Institutional Money Market Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,(*) or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Institutional Money Market Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

     * Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

(*) An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's, Fitch IBCA International, or Moody's Investors Service (Moody's) which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Principal Risks

The Institutional Money Market Fund is subject to the following principal risks, more fully described in "Risk Factors." The Institutional Money Market Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     * The portfolio manager does not execute the Institutional Money Market Fund's principal investment strategies effectively.

     * An issuer defaults on its obligation.

     * An agency or instrumentality defaults on its obligation and the agency or U.S. government does not provide financial support.

     * The market value of floating or variable rate securities falls to such an extent that the Institutional Money Market Fund's share price declines below $1.00.

     * Rapidly rising interest rates cause securities held by the Institutional Money Market Fund to decline in value and cause the Fund's share price to decline below $1.00.

     * Interest rates decline, resulting in the Institutional Money Market Fund achieving a lower yield.

     * Adverse events affecting the banking industry cause the value of the Institutional Money Market Fund's investments to decline.

     * Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

     An investment in the Institutional Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Institutional Money Market Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

     The bar chart shows returns for the Investor Class of the Institutional Money Market Fund.


1991     5.66%
1992     3.69%
1993     2.77%
1994     4.11%
1995     5.84%
1996     5.34%
1997     5.50%
1998     5.45%
1999     5.10%
2000     6.32%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 1.73% (quarter ending March 31, 1991) and the lowest return for a quarter was 0.66% (quarter ending June 30, 1993).

Average Annual Total Returns
(for the Periods ended                Past      Past      Past
December 31, 2000)                    One Year  5 Years   10 Years

Investor Class                        6.32%     5.54%     4.97%
Select Class(1)                       6.04%     5.25%     N/A

(1) The average annual total return since inception (June 5, 1995) was 5.10%.

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Institutional Money Market Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.


     For the Institutional Money Market Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863).

Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Institutional Money Market Fund.


Shareholder Transaction Expenses              Investor     Select
(paid directly from your investment)(1)       Class        Class

Maximum Sales Charge
Imposed on Purchases                          NONE         NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of              NONE         NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                       NONE         NONE

Redemption Fees                               NONE         NONE

Exchange Fees                                 NONE         NONE

Annual Fund Operating Expenses
(deducted from Fund assets)


Management Fees                               0.20%        0.20%

Distribution (12b-1) Fees                     0.00%        0.00%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Select Class Shares                           0.17%        0.43%

Total Fund Operating Expenses(2)              0.37%        0.63%


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Investor Class and Select Class Shares of the Institutional Money Market Fund do not exceed 0.30% and 0.58%, respectively for any period during which this waiver or fee reimbursement is in effect. The Adviser may terminate waiver/reimbursement arrangements at any time.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Institutional Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Money Market Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year   3 Years  5 Years  10 Years


Investor Class        $38      $119     $208     $468
Select Class          $64      $202     $351     $786

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions to achieve their investment objectives. All Funds will not buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash. This may reduce the Fund's yield and may cause the Fund to fail to meet its investment objective.

     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

The Funds may invest in the following types of securities:

Commercial Paper.

Short-term obligations issued by banks, corporations, broker dealers and other entities to finance their current operations.

Certificates of Deposit.

A commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Master Demand Notes.

Unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying interest rates.

Short-Term Funding Agreements.

Similar to guaranteed investment contracts, or "GIC's", and issued by insurance companies. A Fund invests cash for a specified period and guaranteed amount of interest as stated in the contract.

Time Deposits.

Non-negotiable deposits in banks that pay a specified rate of interest over a set period of time.

U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality such as SLMA and FHLB.

Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

     * U.S. Government. Issued or guaranteed by the U.S. government or its agencies and instrumentalities;*

     * Non-U.S. Government. Secured by non-government entities.

Eurodollar Obligations.

Obligations of foreign branches of U.S. banks and domestic branches of foreign banks.

*Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA are supported by the right of the issuer to borrow from the U.S. Treasury. Still others, such as the SLMA, FFCB, FHLB, the FHLMC, and FAMC are supported only by the credit of the federal instrumentality.

U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as the Student Loan Marketing Association, Federal Farm Credit Bank, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, and the Federal Agricultural Mortgage Corporation are supported only by the credit of the federal instrumentality.

When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.

Repurchase Agreements.


An agreement involving a Fund's purchase of a security and the seller's agreement to repurchase the same security at a stated price plus interest. The seller's obligation to the Fund is secured by the instrument.


*Variable & Floating Rate Securities.

The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost.

Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

* Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

This Prospectus describes the principal risks that you may assume as an investor in the Funds.

     Each Fund is subject to the principal risks described below.

General Risks:

     * Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risks associated with investing in debt securities:

     * Income risk. Declines in the general level of short-term interest rates cause a Fund's income, and thus its total return, to decline.

     * Adjustable rate security risk. The market price of an adjustable rate security may, upon readjustment, fall below its cost.


     * Credit risk. The issuer of a debt security may fail to pay interest or principal in a timely manner.

     * Interest risk. If interest rates rapidly rise, the decline in value could cause the share price to decline below $1.00 and if interest rates decline, the Fund will reinvest maturing instruments in lower yielding securities.


An investment in a Fund is not a complete investment program.

Share Price

Each Fund calculates its share price, called its "net asset value"
(NAV), each business day at 2:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the Federal Reserve Bank of Cleveland and the New York Stock Exchange, Inc. ("NYSE") are open. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

     Each Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. Each Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

     Each Fund's performance can be found once a week in The Wall Street Journal and other newspapers.

Dividends, Distributions, and Taxes

Your choice of distribution should be set up on the original account application. If you would like to change the option you selected, please call 800-539-FUND.

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Money market funds usually do not realize capital gains; however, a Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, each Fund declares dividends daily and pays them monthly. Each class of shares declares and pays dividends separately.

     Please check with your Investment Professional to find out if the following options are available to you.

Distributions can be received in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date.

DIRECTED DIVIDENDS OPTION


In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, your Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

Important Information about Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.


Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.


     * Ordinary dividends from a Fund are taxable as ordinary income;
       dividends from any long-term capital gains would be taxable as long-term capital gain.

     * Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

     * Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

     * An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

     * Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     * Tax statements will be mailed from your Fund every January showing the amounts and tax status of distributions made to you.

     * Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.


     * A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.


     * You should review the more detailed discussion of federal income tax considerations in the SAI.

INVESTING WITH VICTORY

All you need to do to get started is to fill out an application.

For historical expense information, see the financial highlights at the end of this Prospectus.


If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Funds.


     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Shareholder Servicing Plan


The Funds have adopted a Shareholder Servicing Plan for their Select
Class Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of a Fund. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Funds pay a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank N.A. and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plan


Victory has adopted a Rule 12b-1 Distribution and Service Plan for
Investor and Select Shares of each Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

     The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated financial institutions that provide administrative and recordkeeping services or provide distribution services to the Funds.

Account features and services may differ for shares not held directly with the Fund. Check with your Investment Professional.

How to Buy Shares

When you buy shares of a Fund, your cost will normally be $1.00 per share.

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $1,000,000. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.


     If you buy shares directly from a Fund and your investment is received and accepted by 2:00 p.m. Eastern Time, your purchase will be processed the same day.


     Investor Shares are available to certain institutions or individuals that meet minimum investment requirements, and are not subject to a shareholder servicing fee. Select Shares are available through certain financial institutions that provide additional services to their customers who are shareholders of a Fund.

Make your check payable to: The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:


Beginning April 23, 2001, the addresses below should be used. Prior to that date, use the addresses on the next page. The telephone number remains the same.

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

Call for wire instructions and confirmation number after instructing your bank to wire funds. Call 800-539-FUND to advise us of the amount being wired and the name of your bank.

BY TELEPHONE

800-539-FUND
(800-539-3863)

Use the following addresses until April 20, 2001. After that date, use the addresses listed on the previous page. The telephone number remains the same.


Keep the following addresses handy for purchases, exchanges, or redemptions:

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

The Victory Funds
State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1

(insert account number, name, and confirmation number assigned by the Transfer Agent)

BY TELEPHONE

800-539-FUND
(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

The Systematic Investment Plan is not available to shareholders of the Institutional Money Market Fund or new shareholders of the Federal Money Market Fund. If you have previously activated the Systematic Investment Plan, the Transfer Agent will automatically withdraw a fixed amount ($25 or more) from your bank account and invest it in shares of the Federal Money Market Fund.

Retirement Plans

You can use a Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.


All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. The Funds reserve the right to not accept third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below the minimum amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You can obtain a list of funds available for exchange by calling
800-539-FUND.


You can sell shares of one fund of The Victory Portfolios to buy shares of the same class of any other. This is considered an exchange. If your request is received and accepted by 2:00 p.m. Eastern Time, your exchange will be processed the same day.


You can exchange shares of a Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

* Shares of the Fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.


* If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging.


* On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.


* You must meet the minimum purchase requirements for the fund you purchase by exchange.


* The registration and tax identification numbers of the two accounts must be identical.


* You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

* A Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

* An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your request is received in good order by 2:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.

BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;


* Wire funds to a previously designated domestic financial institution;


* Mail a check to a previously designated alternate address; or


* Electronically transfer your redemption via the Automated Clearing House (ACH) to a previously designated domestic financial institution.


     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL


Use the regular U.S. mail or overnight mail address to redeem shares.
Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:





* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account;

* The redemption proceeds are being transferred to another Victory Group account with a different registration; or

* The check or wire is being sent to a different bank account.

     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE


If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 2:00 p.m. Eastern Time, your funds will be wired on the next business day.


BY ACH


Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 2:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.


CHECK WRITING
(Federal Money Market Fund only)

Shareholders of the Federal Money Market Fund may sell their Fund shares by writing a check for $100.00 or more. The check writing feature is not offered to new shareholders of the Federal Money Market Fund. There is no charge for checks; however, you will pay a charge to stop payment of a check or if a check is returned for insufficient funds. Shares continue to earn daily dividends until checks are presented for payment. You may not close your account by writing a check. You should call the Fund for a complete redemption.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is not available to shareholders of the Institutional Money Market Fund or to new shareholders of the Federal Money Market Fund. If you have previously activated the Systematic Withdrawal Plan, the Transfer Agent will automatically withdraw a fixed amount ($25 or more) from the Federal Money Market Fund. You must have an account value of $5,000 or more to start withdrawals.


     If you previously activated this feature, we will send monthly, quarterly, semi-annual, or annual payments to you or the person you designate. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


Additional Information about Redemptions


     * Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.


     * If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

     * A Fund may suspend your right to redeem your shares in the following circumstances:

       * During non-routine closings of the NYSE;

       * When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

       * When the SEC orders a suspension to protect the Fund's shareholders.

     * Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of its net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

About Victory


Each Fund is a member of The Victory Portfolios, a group of 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


The Investment Adviser and Sub-Administrator


Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $75 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.


We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.


     During the fiscal year ended October 31, 2000, KAM was paid a management fee at an annual rate based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.

     Federal Money Market Fund              0.25%

     Institutional Money Market Fund        0.25%


     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

Each Fund is supervised by the Board of Trustees, which monitors the services provided to investors.

OPERATIONAL STRUCTURE OF THE FUNDS

TRUSTEES             ADVISER

SHAREHOLDERS

FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

Advise current and prospective shareholders on their Fund investments.


TRANSFER AGENT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219


Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Funds, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Funds.

CUSTODIAN


KeyBank National Association
127 Public Square
Cleveland, OH 44114


Provides for safekeeping of the Funds' investments and cash, and settles trades made by the Funds.

SUB-ADMINISTRATOR

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Additional Information

Some additional information you should know about the Funds.


Fund Operations

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and effective yield of a Fund, and the average annual total return of a Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, a Fund will send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).

Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent accountant for the Funds. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, N.Y. 10022, serves as legal counsel to the Funds.


If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

Financial Highlights

FEDERAL MONEY MARKET FUND

The Financial Highlights table is intended to help you understand the Federal Money Market Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Federal Money Market Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Federal Money Market Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Investor and Select Shares of the Federal Money Market Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Federal Money Market Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                            Investor                              Select
                            Shares                                Shares

                                                                                            Fiscal      Fiscal      Fiscal
                Year        Year        Period        Year        Year        Period        Year        Year        Year
                Ended       Ended       Ended         Ended       Ended       Ended         Ended       Ended       Ended
                Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,    Oct. 31,    Oct. 31,      Nov. 30,    Nov. 30,    Nov. 30,
                2000        1999        1998<F2>      2000        1999        1998<F2>      1997        1996        1995
Net Asset
  Value,
  Beginning of
  Period        $  1.000    $  1.000    $  1.000      $  1.000    $  1.000    $  1.000      $  1.000    $ 1.000     $ 1.000

Investment
  Activities
    Net
    investment
    income         0.058       0.047       0.048         0.055       0.045       0.031         0.048      0.047       0.051

Distributions
  Net
  investment
  income          (0.058)     (0.047)     (0.048)       (0.055)     (0.045)     (0.031)       (0.048)    (0.047)     (0.051)

Net Asset
  Value,
  End of Period $  1.000    $  1.000    $  1.000      $  1.000    $  1.000    $  1.000      $  1.000    $ 1.000     $ 1.000

Total Return        5.95%       4.82%       4.91%<F3>     5.69%       4.56%       3.14%<F3>     4.94%      4.65%       5.26%

Ratios/
  Supplementary
  Data:
Net Assets at
  end of period
  (000)         $865,366    $834,055    $717,972      $426,835    $283,625    $198,141      $243,499    $42,159     $21,848
Ratio of
  expenses to
  average net
  assets            0.30%       0.28%       0.27%<F4>     0.55%      0 .53%       0.43%<F4>     0.53%      0.64%       0.63%
Ratio of net
  investment
  income to
  average
  net assets        5.79%       4.72%       5.22%<F4>     5.61%       4.47%       5.06%<F4>     4.91%      4.59%       5.15%
Ratio of
  expenses to
  average net
  assets<F1>        0.43%       0.45%       0.48%<F4>     0.68%       0.71%       0.54%<F4>     0.90%      0.92%       0.91%
Ratio of net
  investment
  income to
  average
  net
  assets<F1>        5.66%       4.55%       5.01%<F4>     5.48%       4.29%       4.95%<F4>     4.54%      4.31%       4.90%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 23, 1998, the Key Money Market Fund became the Victory
     Federal Money Market Fund, and the Fund designated the existing shares of Key Money Market Fund as Investor Shares and commenced offering Select Shares. Financial highlights prior to March 23, 1998 represent the Key Money Market Fund.

<F3> Not annualized.

<F4> Annualized.


Financial Highlights

INSTITUTIONAL MONEY MARKET FUND

The Financial Highlights table is intended to help you understand the Institutional Money Market Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Institutional Money Market Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Institutional Money Market Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Investor and Select Shares of the Institutional Money Market Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Institutional Money Market Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                                                             Investor Shares

                                                   Year            Year            Year            Year            Year
                                                   Ended           Ended           Ended           Ended           Ended
                                                   Oct. 31,        Oct. 31,        Oct. 31,        Oct. 31,        Oct. 31,
                                                   2000            1999            1998            1997            1996<F2>
Net Asset Value, Beginning of Period               $    1.000      $    1.000      $    1.000      $  1.000        $  1.000

Investment Activities
  Net investment income                                 0.060           0.049           0.054         0.053           0.053

Distributions
  Net investment income                                (0.060)         (0.049)         (0.054)       (0.053)         (0.053)

Net Asset Value, End of Period                     $    1.000      $    1.000      $    1.000      $  1.000        $  1.000

Total Return                                             6.16%           5.03%           5.53%         5.46%           5.41%

Ratios/Supplemental Data:
Net Assets,
  End of Period (000)                              $1,313,929      $1,313,571      $1,068,521      $585,663        $671,575
Ratio of expenses to
  average net assets                                     0.30%           0.27%           0.27%         0.28%           0.27%
Ratio of net investment income
  to average net assets                                  5.96%           4.91%           5.38%         5.32%           5.27%
Ratio of expenses to
  average net assets<F1>                                 0.37%           0.41%           0.42%         0.48%           0.48%
Ratio of net investment income
  to average net assets<F1>                              5.89%           4.77%           5.23%         5.12%           5.06%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective March 1, 1996, the Fund redesignated Institutional Shares as
     Investor Shares and Service Shares as Select Shares.


Financial Highlights

The Financial Highlights table is intended to help you understand the Institutional Money Market Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Institutional Money Market Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Institutional Money Market Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Investor and Select Shares of the Institutional Money Market Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Institutional Money Market Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                                                             Select Shares

                                                   Year            Year            Year            Year            Year
                                                   Ended           Ended           Ended           Ended           Ended
                                                   Oct. 31,        Oct. 31,        Oct. 31,        Oct. 31,        Oct. 31,
                                                   2000            1999            1998            1997            1996<F2>

Net Asset Value, Beginning of Period               $    1.000      $    1.000      $  1.000        $  1.000        $  1.000

Investment Activities
  Net investment income                                 0.057           0.046         0.051           0.051           0.050

Distributions
  Net investment income                                (0.057)         (0.046)       (0.051)         (0.051)         (0.050)

Net Asset Value, End of Period                     $    1.000      $    1.000      $  1.000        $  1.000        $  1.000

Total Return                                             5.88%           4.72%         5.22%           5.17%           5.16%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                    $2,864,926      $1,116,011      $572,033        $488,639        $373,090
Ratio of expenses to
  average net assets                                     0.56%           0.57%         0.56%           0.55%           0.52%
Ratio of net investment income
  to average net assets                                  5.80%           4.63%         5.09%           5.06%           4.97%
Ratio of expenses to
  average net assets<F1>                                 0.63%           0.71%         0.71%           0.75%           0.73%
Ratio of net investment income
  to average net assets<F1>                              5.73%           4.49%         4.94%           4.86%           4.77%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective March 1, 1996, the Fund redesignated Institutional Shares as
     Investor Shares and Service Shares as Select Shares.


     This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114


PRESORTED
STANDARD
US POSTAGE PAID
CLEVELAND, OH
PERMIT No. 469


If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).


By mail: Beginning April 23, 2001, use the following address to request information by mail:

     The Victory Funds
     P.O. Box 182593
     Columbus, OH 43218-2593

Prior to April 23, 2001, you can request information by mail at the following address:

     The Victory Funds
     P.O. Box 8527
     Boston, MA 02266-8527


You also may obtain copies of materials from the SEC's Public Reference
Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at http://www.victoryfunds.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
(LOGO) (R)


Investment Company Act File Number 811-4852            VF-FIMMF-PRO (2/01)

Prospectus


February 27, 2001


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Money Market Fund

Gradison Government
Reserves Fund
Class G Shares

Victory Funds
(LOGO)(R)


www.victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios


                              Table of Contents

Risk/Return Summary of the Fund                                       2

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.

Investments                                                           4

Risk Factors                                                          5

Share Price                                                           5

Dividends, Distributions, and Taxes                                   6


Investing with Victory                                                8

      * How to Buy Shares                                             9

      * How to Exchange Shares                                       12

      * How to Sell Shares                                           13

Organization and Management of the Fund                              15

Additional Information                                               17

Financial Highlights                                                 18



Key to Financial Information

Objective and Strategies

The goals and the strategies that the Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in the Fund.

Performance

A summary of the historical performance of the Fund.

Expenses

The costs you will pay, directly or indirectly, as an investor in the Fund, including ongoing expenses.


Shares of the Fund are:

  * Not insured by the FDIC;

  * Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

  * Subject to possible investment risks, including possible loss of the amount invested.

  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Risk/Return Summary

GRADISON GOVERNMENT RESERVES FUND

CLASS G SHARES
Cusip#: 926464363
GMUXX

Investment Objective

The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Principal Investment Strategies

The Fund pursues its investment objective by investing only in securities issued by the U.S. government, its agencies and/or instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities. The Fund intends to invest primarily, and may invest exclusively, in these instruments. The Fund plans, as much as possible, to invest in securities whose interest payments are exempt from state and local taxes.

Important Characteristics of the Fund:

      * Quality: The Fund invests only in U.S. government securities, including agencies and instrumentalities of the U.S.government. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.

      * Maturity: The Fund has a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days. The Fund will invest in variable and floating rate instruments issued by agencies and instrumentalities of the U.S. government. These securities are considered to be within the maturity range described above, despite having nominal remaining maturities greater than 397 days, because of their reset or floating rate features.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

      * The portfolio manager does not execute the Fund's principal investment strategies effectively.

      * The market value of floating or variable rate securities falls to the extent that the Fund's share price declines below $1.00.


      * An agency or instrumentality defaults on its obligation and the U.S. government does not provide financial support.


      * Rapidly rising interest rates cause securities held by the Fund to decline in value and cause the Fund's share price to decline below $1.00.

      * Interest rates decline, resulting in a lower yield for the Fund.

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest In the Fund:

      * Investors seeking relative safety and easy access to investments

      * Investors with a low risk tolerance

      * Investors seeking preservation of capital

      * Investors willing to accept lower potential returns in return for safety

      * Investors seeking the ability to convert their investment to cash quickly

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.


1991     5.47%
1992     3.33%
1993     2.51%
1994     3.45%
1995     5.24%
1996     4.75%
1997     4.90%
1998     4.87%
1999     4.51%
2000     5.74%


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was 1.52% (quarter ending March 31, 1991) and the lowest return for a quarter was 0.60% (quarter ending September 30, 1993).

 Average Annual Total Returns
 (for the Periods ended          Past       Past      Past
 December 31, 2000)            One Year    5 Years  10 Years

 Class G                         5.74%     4.96%     4.47%

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.


     For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 1-800-539-FUND (800-539-3863).

Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)                 Class G

Maximum Sales Charge Imposed on Purchases                  NONE
(as a percentage of offering price)

Maximum Deferred  Sales Charge (as a percentage of the
lower of purchase or sale price)                           NONE

Maximum Sales Charge Imposed on Reinvested Dividends       NONE

Redemption Fees                                            NONE

Exchange Fees                                              NONE

Annual Fund Operating Expenses (deducted from Fund assets)


Management Fees                                           0.43%

Distribution (12b-1) Fees                                 0.10%

Other Expenses                                            0.37%

Total Fund Operating Expenses(2)                          0.90%


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) KAM has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of the Fund will not exceed 0.72% until April 1, 2001. KAM intends to voluntarily waive its fees and/or reimburse expenses to ensure that the net operating expenses of the Fund for any period during which this waiver or fee reimbursement is in effect do not exceed 0.79%.
    This waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years
Class G          $92      $287         $498      $1,108

Investments

Under normal market conditions, the Fund purchases securities issued by the U.S. government, its agencies and/or instrumentalities.

     For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash. This may reduce the Fund's yield and may cause the Fund to fail to meet its investment objective.

     For a more complete description of the types of securities in which the Fund can invest, see the Statement of Additional Information (SAI).

The Fund may invest in the following types of securities:

U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality.

U.S. Government Instrumentalities.


Securities issued by U.S. government instrumentalities such as the Student Loan Marketing Association, Federal Farm Credit Bank, Federal Home Loan Bank
(FHLB), Federal Home Loan Mortgage Corporation, and the Federal Agricultural Mortgage Corporation are supported only by the credit of the federal instrumentality. The Fund intends to invest primarily, and may invest exclusively, in these or similar instruments.


When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of the Fund.

*Variable & Floating Rate Securities.

The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost.




*Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index.

Risk Factors

     The Fund is subject to the principal risks described below.

General Risks:

* Manager risk is the risk that a Fund's portfolio manager may implement the Fund's investment strategy in a way that does not produce the intended result.

Risks associated with investing in debt securities:

* Income risk. Declines in the general level of short-term interest rates cause a Fund's income, and thus its total return, to decline.


* Adjustable rate security risk. The market price of an adjustable rate security may, upon readjustment, fall below its cost.

* Credit risk. The issuer of a debt security may fail to pay interest or principal in a timely manner.

* Interest risk. If interest rates rapidly rise, the decline in value of portfolio securities could cause the share price to decline below $1.00, and if interest rates decline, the Fund will reinvest maturing instruments in lower yielding securities.


An investment in the Fund is not a complete investment program.

Share Price

The Fund calculates its share price, called its "net asset value" (NAV), each business day at 12:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order.A business day is a day on which the Federal Reserve Bank of Cleveland and the New York Stock Exchange, Inc. ("NYSE") are open. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

     The Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. The Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the Statement of Additional Information (SAI).

     The Fund's performance can be found once a week in The Wall Street Journal and other newspapers.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Dividends, Distributions, and Taxes


As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. Money market funds usually do not realize capital gains; however, the Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.


     Ordinarily, the Fund declares dividends daily and pays them monthly.

     Please check with your Investment Professional to find out if these options are available to you. An Investment Professional is an investment consultant, salesperson, financial planner, investment advisor, or trust officer who provides you with investment information.

Distributions can be received in one of the following ways.

      REINVESTMENT OPTION

      You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

      CASH OPTION

      A check will be mailed to you no later than seven days after the dividend pay date.

      DIRECTED DIVIDENDS OPTION


      In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Portfolios. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


      DIRECTED BANK ACCOUNT OPTION

      In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.


Your choice of distribution should be set up on the original account application.If you would like to change the option you selected, please call the Fund at 800-539-FUND.

Important Information about Taxes

The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.


* Dividends from the Fund's net income and any short-term capital gains are taxable as ordinary income; dividends from any long-term capital gains would be taxable as capital gain.


* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* Dividends from the Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

* An exchange of the Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.


* The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.


* You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

INVESTING WITH VICTORY


If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Fund.


     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.


Distribution Plan

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class G Shares of the Fund. Under the Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.20% of the Fund's average daily net assets. The fee is paid for general distribution services, for selling Class G Shares of the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyCorp and its affiliates, and consist of responding to inquiries, providing information to shareholders about Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

     Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated financial institutions that provide administrative and recordkeeping services or provide distribution services to the Fund. These amounts would be in addition to amounts paid by the Fund.

Account features and services may differ for shares not held directly with the Fund. Check with your Investment Professional.


For historical expense information on the Fund's Class G Shares, see the "Financial Highlights" at the end of this Prospectus.

How to Buy Shares


You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.


     If you buy shares directly from the Fund and your investment is received and accepted by 12:00 p.m. Eastern Time, your purchase will be processed the same day using that day's share price.

Make your check payable to: The Victory Funds


Beginning March 19, 2001 if you have a Gradison or McDonald brokerage account, and beginning April 23, 2001 for all other shareholders, use the addresses below. Prior to those dates use the addresses on the next page. The telephone number remains the same.

Keep the following addresses handy for purchases, exchanges, or redemptions:

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

Call for wire instructions and confirmation number after instructing your bank to wire funds. Call 800-539-FUND to advise us of the amount being wired and the name of your bank.

BY TELEPHONE

Victory Funds
800-539-FUND
(800-539-3863)


When you buy shares of the Fund, your cost will normally be $1.00 per share.

Use the following addresses until March 16, 2001 if you have a Gradison or McDonald brokerage account. All other shareholders should use the following addresses until April 20, 2001. After those dates use the addresses listed on the previous page. The telephone number remains the same.

Keep the following addresses handy for purchases, exchanges, or redemptions:

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202

or

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

The Victory Funds
c/o Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202
PHONE: 800-539-FUND

or

The Victory Funds
c/o Boston Financial
Data Services
66 Brooks Drive
Braintree, MA 02184
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent may charge a wire fee of $10 for wires under $50,000, and your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

The Victory Funds
c/o Gradison McDonald

Firstar Bank
ABA #042000013

For Credit to DDA
Account #9307398

(insert account number, name, and confirmation number assigned by Gradison McDonald)

or

The Victory Funds
State Street Bank
and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1

(insert account number, name, and confirmation number assigned by the Fund)

BY TELEPHONE

Victory Funds Service Center
800-539-FUND
(800-539-3863)

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Automatic and Systematic Investment Plan


To enroll in the Automatic or Systematic Investment Plan, you should complete a separate Automatic Investment Plan Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of the Fund.


Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.


All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. The Fund reserves the right to not accept third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares


You can sell shares of one fund of The Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other. If your request is received in good order by 12:00 p.m. Eastern Time, your redemption will be processed the same day.


You can exchange shares of the Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of the Fund, you should keep the following in mind:

* Shares of the fund selected for exchange must be available for sale in your state of residence.

* The fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* If you own Class G Shares of the Fund you can exchange them for Class G Shares, Select shares, or any single class money market fund shares of a Victory Fund and not pay a sales charge. Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.

* If you acquire Class A Shares of a fund as a result of an exchange you pay the percentage point difference, if any, between the sales charge of the fund acquired and the sales charge you previously paid in connection with the shares you are exchanging.

* On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.





* You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.


* The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.


* Before exchanging, read the prospectus of the Fund you wish to purchase by exchange. An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.


You can obtain a list of funds available for exchange by calling 800-539-FUND.

How to Sell Shares

If your request is received in good order by 12:00 p.m. Eastern Time, your redemption will be processed the same day.

BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;


* Wire funds to a previously designated domestic financial institution;


* Mail a check to a previously designated alternate address; or


* Electronically transfer your redemption via the Automated Clearing House
  (ACH) to a previously designated domestic financial institution.


     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:




* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account;

* The redemption proceeds are being transferred to another Victory Group account with a different registration; or

* The check or wire is being sent to a different bank account.

     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 12:00 p.m. Eastern Time, your funds will be wired on the next business day. There is a $10 wire fee for amounts less than $50,000.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 12:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

CHECK WRITING


You may withdraw funds by writing a check for $100 or more without paying any fees. Checks also may be written in amounts of less than $100, in which case you will be charged a fee of $0.30 per check, which reimburses the Fund for expenses associated with clearing these checks. Shares continue to earn daily dividends until these checks are presented for payment. In order to activate the check writing option on your account, all owners on the account must sign a signature card. We do not return cancelled checks. If you would like to receive images of cancelled checks, please call the Fund at 800-539-3863. The fee for this service is $6.00 per month. You may not close your account by writing a check. Please call the Fund for a complete redemption.


There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. We will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions


* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.


* If you request a complete redemption the Fund will include any dividends accrued with the redemption proceeds.

* The Fund may suspend your right to redeem your shares in the following circumstances:

  * During non-routine closings of the NYSE;

  * When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

  * When the SEC orders a suspension to protect the Fund's shareholders.

* The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of its net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Fund

About Victory

The Fund is a member of The Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Fund.

The Investment Adviser and Sub-Administrator


The Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to the Fund. KAM, a subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $75 billion for individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

     For the fiscal year ended October 31, 2000, KAM was paid an advisory fee at an annual rate of 0.31% of the Fund's average daily net assets (after waiver).


     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of the Fund's average daily net assets to perform some of the administrative duties for the Funds.


     McDonald Investments Inc., an affiliate of the Adviser, acts as an administrative agent to the Fund and is paid a fee for performing those services.


We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to provide services to its shareholders. Each of these organizations is paid a fee for its services.

OPERATIONAL STRUCTURE OF THE FUND

TRUSTEES              ADVISER

SHAREHOLDERS

FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

Advise current and prospective shareholders on their Fund investments.


TRANSFER AGENT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219


Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Fund, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Fund.

CUSTODIAN


KeyBank National Association
127 Public Square
Cleveland, OH 44114


Provides for safekeeping of the Fund's investments and cash, and settles trades made by the Fund.

SUB-ADMINISTRATOR

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

The Fund is supervised by the Board of Trustees, which monitors the services provided to investors.

Additional Information


Fund Operations

The Fund currently offers only the class of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and effective yield of the Fund, and the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You should also see the "Investment Performance" section for the Fund.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of any shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling the Fund at 800-539-FUND (800-539-3863).

Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus OH, 43215, serves as independent accountant for the Fund. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, N.Y. 10022, serves as legal counsel to the Fund.


If you would like to receive additional copies of any materials, please call the Fund at
                                800-539-FUND.

Some additional information you should know about the Fund.

Financial Highlights

GRADISON GOVERNMENT RESERVES FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class G shares of the Fund. The financial highlights for the fiscal year ended October 31, 2000, the period ended October 31, 1999, and the fiscal year ended September 30, 1999, were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, is included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the three fiscal years ended September 30, 1998 were audited by another independent accountant.


                                                                        Class G Shares

                                  Year            Month           Year            Year            Year             Year
                                  Ended           Ended           Ended           Ended           Ended            Ended
                                  Oct. 31,        Oct. 31,        Sept. 30,       Sept. 30,       Sept. 30,        Sept. 30,
                                  2000            1999            1999<F2>        1998            1997             1996
Net Asset Value,
  Beginning of Period             $    1.000      $    1.000      $    1.000      $    1.000      $    1.000       $    1.000
Investment Activities
     Net investment income             0.054           0.004           0.044           0.049           0.047            0.047

         Total from
           Investment
           Activities                  0.054           0.004           0.044           0.049           0.047            0.047

Distributions
     Net investment income            (0.054)         (0.004)         (0.044)         (0.049)         (0.047)          (0.047)

         Total Distributions          (0.054)         (0.004)         (0.044)         (0.049)         (0.047)          (0.047)

Net Asset Value,
  End of Period                   $    1.000      $    1.000      $    1.000      $    1.000      $    1.000       $    1.000

Total Return                            5.56%           0.39%<F3>       4.46%           4.98%           4.85%            4.86%

Ratios/Supplemental Data:
Net Assets,
  End of Period (000)             $2,135,527      $2,028,020      $2,018,755      $1,933,824      $1,610,058       $1,333,063
Ratio of expenses to
  average net assets <F5>               0.72%           0.72%<F4>       0.71%           0.72%           0.72%            0.75%
Ratio of net investment
  income to average
  net assets <F5>                       5.42%           4.61%<F4>       4.34%           4.86%           4.75%            4.72%
Ratio of expenses to
  average net assets<F1>                0.90%           0.84%<F4>       0.77%           0.73%           0.73%            0.76%
Ratio of net investment
  income to average
  net assets<F1>                        5.24%           4.49%<F4>       4.28%           4.85%           4.74%            4.71%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective April 1, 1999, the Gradison U.S. Government Reserves became the Victory Gradison Government Reserves Fund. Financial highlights prior to April 1, 1999 represent the Gradison U.S. Government Reserves.

<F3> Not Annualized

<F4> Annualized

<F5> Effective April 1, 1999, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 0.72% until at least April 1, 2001.


                    This page is intentionally left blank.

                    This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114


PRESORTED
STANDARD
US POSTAGE PAID
CLEVELAND, OH
PERMIT No. 469


If you would like a free copy of any of the following documents or would like to request other information regarding the Fund, you can call or write the Fund or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports

Describes the Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Fund at

800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).


By mail: Beginning March 19, 2001 for shareholders with Gradison or McDonald brokerage accounts, and April 23, 2001 for other shareholders, use the following address to request information by mail:

      The Victory Funds
      P.O. Box 182593
      Columbus, OH 43218-2593

Prior to the dates listed above, you can request information by mail at the following address:

      The Victory Funds
      P.O. Box 8527
      Boston, MA 02266-8527


You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at http://www.victoryfunds.com or from the SEC at http://www.sec.gov
(text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
(LOGO)(R)


Investment Company Act File Number 811-4852                  VF-GGR-PRO (2/01)

Prospectus


February 27, 2001


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Specialty Funds

LifeChoice
Conservative Investor Fund
Class A Shares

LifeChoice
Moderate Investor Fund
Class A Shares

LifeChoice
Growth Investor Fund
Class A Shares

Victory Funds
LOGO(R)


www.victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

Key to Financial Information

Objective and Strategies

The goals and the strategies that a LifeChoice Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a LifeChoice Fund.

Performance

A summary of the historical performance of a LifeChoice Fund in comparison to unmanaged indices.

Expenses

The costs you will pay, directly or indirectly, as an investor in a LifeChoice Fund, including ongoing expenses.


Shares of the LifeChoice Funds are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the amount invested.


Table of Contents

Risk/Return Summary for each of the LifeChoice Funds

An analysis which includes the investment objective,
principal strategies, principal risks, performance,
and expenses of each LifeChoice Fund
    Introduction                                                  1
    Investment Objective and Principal Investment Strategies      2
    Principal Risks                                               4
    Investment Performance                                        5

    Fund Expenses                                                 6


Investments                                                       7

Risk Factors                                                      9

Important Considerations                                         11

Share Price                                                      12

Dividends, Distributions, and Taxes                              12

Investing with Victory                                           14
     * How to Buy Shares                                         15

     * How to Exchange Shares                                    18
     * How to Sell Shares                                        19

Organization and Management
of the LifeChoice Funds                                          21

Additional Information                                           23

Financial Highlights
    Conservative Investor Fund                                   24
    Moderate Investor Fund                                       25
    Growth Investor Fund                                         26

Introduction

Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the LifeChoice Funds.

Please read this Prospectus before investing in the LifeChoice Funds and keep it for future reference.


Each Victory LifeChoice Fund is a "fund of funds," which means that it pursues its investment objective by allocating its investments among other mutual funds. The LifeChoice Funds are a part of The Victory Portfolios, an open-end investment management company. The LifeChoice Funds invest primarily in shares of other funds that are part of The Victory Portfolios, referred to as "Victory Funds." Each LifeChoice Fund also may invest a portion of its assets in shares of "Other Funds" that are not Victory Funds. In this Prospectus, we will use the term "Underlying Portfolios" to refer to the Victory Funds and the Other Funds in which a LifeChoice Fund may invest.


Investment Strategy


The three LifeChoice Funds invest primarily in the Victory Funds representing different combinations of equity securities, fixed income and specialty securities, and cash reserves. Each of the Victory Funds has varying degrees of potential investment risk and reward. Generally, the LifeChoice Funds invest between 75% and 90% of their total assets at the time of purchase in shares of the Victory Funds. In addition, each LifeChoice Fund may invest up to 25% of its total assets in "Other Funds" to fulfill a particular investment niche.


Who May Want to Invest in the Funds

* Investors who are looking for an investment solution that may match their goal (investment objective), stage in life (current age or time horizon), and risk tolerance.

* Investors who would like a team of experienced investment professionals to select and maintain a portfolio of mutual funds for them.

* Investors who would like to spread their investment among 10-15 different mutual funds in one simple package.

* Investors who are seeking the benefits of asset allocation and multiple levels of risk reducing diversification.

Fees and Expenses

You will bear indirect expenses for investment advisory, administrative, custodian, and shareholder services. We summarize these expenses in the "Risk/Return Summary."

The following pages provide you with an overview of each of the LifeChoice Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which LifeChoice Fund will suit your risk tolerance and investment needs.

Risk/Return Summary

THE LIFECHOICE FUNDS

LIFECHOICE
CONSERVATIVE
INVESTOR FUND
Cusip#: 926464561

VLCIX


LIFECHOICE
MODERATE
INVESTOR FUND
Cusip#: 926464553
VLCMX

LIFECHOICE
GROWTH
INVESTOR FUND
Cusip#: 926464546
VLCGX

Investment Objective

The Conservative Investor Fund seeks to provide current income combined with moderate growth of capital.

The Moderate Investor Fund seeks to provide growth of capital combined with a moderate level of current income.

The Growth Investor Fund seeks to provide growth of capital.

Principal Investment Strategies


The three LifeChoice Funds invest primarily in the Victory Funds representing different combinations of equity securities, fixed income and specialty securities, and cash reserves. Each of the Victory Funds has varying degrees of potential investment risk and reward. Generally, the LifeChoice Funds invest between 75% and 90% of their total assets at the time of purchase in shares of the Victory Funds. In addition, each LifeChoice Fund may invest up to 25% of its total assets in "Other Funds" to fill a particular investment niche.

The Adviser may select any mutual fund that it believes is appropriate, including, but not limited to, the funds listed below, based upon its analysis of the Other Fund's investment objective, policies, strategies, the quality of its management, and other factors it believes are important.


How the Adviser Allocates the LifeChoice Funds' Investments

KAM allocates each LifeChoice Fund's investments in particular mutual funds based on the investment objective of each Fund. Although some of the mutual funds do not share the investment objective of the LifeChoice Funds, the Adviser will select those funds based on various criteria. The Adviser analyzes the underlying mutual fund's investment objective, policies, and investment strategy and also evaluates the size, portfolio of securities, and management of each underlying mutual fund before investing.

Continuous Monitoring

The Adviser continuously monitors the allocation of the LifeChoice Funds and rebalances or reallocates its investments across the Underlying Portfolios depending on market conditions.

Conservative Investor Fund

Under normal market conditions, the Conservative Investor Fund allocates its assets as follows:

* 30%-50% of its assets in shares of mutual funds that invest in equity securities;

* 50%-70% of its assets in shares of mutual funds that invest in fixed income securities and specialty securities, that is, convertible securities and real estate investment trusts (REITs); and

* 0%-15% of its assets in shares of money market funds.

Moderate Investor Fund

Under normal market conditions, the Moderate Investor Fund allocates its assets as follows:

* 50%-70% of its assets in shares of mutual funds that invest in equity securities;

* 30%-50% of its assets in shares of mutual funds that invest in fixed income and specialty securities; and

* 0%-15% of its assets in shares of money market funds.

Growth Investor Fund

Under normal market conditions, the Growth Investor Fund allocates its assets as follows:

* 70%-90% of its assets in shares of mutual funds that invest in equity securities;

* 10%-30% of its assets in shares of mutual funds that invest in fixed income and specialty securities; and

* 0%-15% of its assets in money market funds.

Allocation of Investments Among the Various Types of Mutual Funds

The tables below summarize the percentage range that each LifeChoice Fund may invest in each type of underlying mutual fund.

Equity Funds

Percentage of Conservative Investor Fund's Total Investments   30-50%

Percentage of Moderate Investor Fund's Total Investments       50-70%

Percentage of Growth Investor Fund's Total Investments         70-90%

Underlying Portfolios Qualifying for Purchase

For a brief description of each Underlying Portfolio, see the "Investments Section" of this Prospectus.


Victory Funds

Value Fund

Diversified Stock Fund

Stock Index Fund

Growth Fund

Established Value Fund

Special Value Fund

Small Company Opportunity Fund

International Growth Fund

Nasdaq-100 Index(R) Fund

Other Funds*

INVESCO Dynamics Fund

Berger Small Company Growth Fund


Fixed Income and Specialty Funds

Percentage of Conservative Investor Fund's Total Investments   50-70%

Percentage of Moderate Investor Fund's Total Investments       30-50%

Percentage of Growth Investor Fund's Total Investments         10-30%

Underlying Portfolios Qualifying for Purchase


Funds listed are as of the date of this Prospectus and may change at any time.


Victory Funds

Real Estate Investment Fund

Convertible Securities Fund

Investment Quality Bond Fund

Intermediate Income Fund

Fund for Income

Limited Term Income Fund

Other Funds*

Loomis Sayles Bond Fund

Money Market Fund**

Percentage of Conservative Investor Fund's Total Investments     0-15%

Percentage of Moderate Investor Fund's Total Investments         0-15%

Percentage of Growth Investor Fund's Total Investments           0-15%

Underlying Portfolios Qualifying for Purchase

Victory Funds

Financial Reserves Fund


*Total investments in Other Funds is expected to range between 10% and 25% of total investments of each of the LifeChoice Funds.


**Total investments in the Money Market Fund may temporarily exceed the 15% maximum due to daily investment of cash flows that are expected to be used for next day settlement of variable fund purchases by each of the Funds.

Principal Risks

You may lose money by investing in a LifeChoice Fund. Each LifeChoice Fund is subject to the following principal risks, more fully described in "Risk Factors." Each LifeChoice Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by a LifeChoice Fund, including securities of the Underlying Portfolios, declines.

     - Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

     - Value stocks fall out of favor relative to growth stocks.

* A company's earnings do not increase as expected.

* Interest rates rise.


* An issuer's credit quality is downgraded or an issuer defaults on its securities.


* A LifeChoice Fund or an Underlying Portfolio must reinvest interest or sale proceeds at lower rates.

* The rate of inflation increases.

* Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

* The price of foreign securities issued in emerging countries experience more volatility because the securities markets in these countries may not be well established.

     An investment in a LifeChoice Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain risks are associated with the operation of a fund of funds:

* The LifeChoice Allocation Committee does not execute a LifeChoice Fund's principal investment strategies effectively, for example, by emphasizing investment in a market sector that underperforms others.

* KAM is subject to various conflicts of interest because of the fund of funds structure of the LifeChoice Funds. The Victory Board of Trustees has adopted policies to monitor those potential conflicts.

* Other Funds may follow some or all of the investment practices of the Victory Funds and/or may follow other investment practices. The LifeChoice Funds have little or no control over the investment activities of the Other Funds. There may be additional investment practices, not discussed in this Prospectus or in the Statement of Additional Information (SAI), that both the Victory Funds and Other Funds may engage in from time to time.


* The Funds may invest in mutual funds that concentrate (that is, invest more than 25% of their total assets) in a single industry. Shares of these mutual funds may fluctuate in value more than shares of funds that do not concentrate their investments in a single industry.


* Some of the Other Funds may limit the ability of the LifeChoice Funds to sell their investments in those funds at certain times. In this case, the LifeChoice Funds' investment in those shares will be considered "illiquid" and subject to the overall limitation on investment in illiquid securities.

* From time to time, an Underlying Portfolio in which a LifeChoice Fund invests may choose to redeem the Fund's shares "in kind." That is, the Underlying Portfolio may give the LifeChoice Fund securities from its portfolio rather than the cash value of those securities. If the Adviser determines that it is in the best interests of shareholders, a LifeChoice Fund may keep those securities in its portfolio, even if the Fund could not otherwise purchase those securities.

Investment Performance


The bar charts and tables shown below give an indication of the risks of investing in each LifeChoice Fund by showing changes in its performance for various time periods ending December 31st. The bar charts, tables, and highest and lowest returns do not include the effect of a sales charge of 5.75%, which was in effect from March 1, 1999 through November 30, 1999. If the sales charge were reflected, returns for 1999 would be less than those shown. The figures shown assume reinvestment of dividends and distributions.

Conservative Investor Fund

1997     12.71%
1998      6.46%
1999      7.62%
2000      6.84%

Moderate Investor Fund

1997     14.83%
1998      7.83%
1999     11.30%
2000      4.31%

Growth Investor Fund

1997     16.91%
1998      8.80%
1999     15.41%
2000      1.30%


Past performance does not indicate future results.

During the periods shown in the bar chart, each Fund's highest and lowest return for a quarter were as follows:

                           Highest                    Lowest

Conservative                7.41%                     -6.04%
Investor          (Quarter ending 6/30/97)   (Quarter ending 9/30/98)

Moderate                   11.92%                    -10.11%
Investor          (Quarter ending 12/31/98)  (Quarter ending 9/30/98)

Growth                     14.76%                    -12.62%
Investor          (Quarter ending 12/31/98)  (Quarter ending 9/30/98)

The table below shows how each LifeChoice Fund's average annual returns for one year and since inception compare to the returns of two broad-based securities market indices.


Average Annual Total Returns
(for the Periods ended               Past         Since
December 31, 2000)                 One Year     Inception(1)

Conservative
Investor Fund                       6.84%         8.38%

Moderate
Investor Fund                       4.31%         9.50%

Growth
Investor Fund                       1.30%        10.43%

S&P 500 Index(2),(4)               -9.12%        17.20%

Lehman Brothers
Aggregate Bond Index(3),(4)        11.63%         7.18%


(1) Reflects performance since each LifeChoice Fund's inception on 12/31/96.


(2) The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-to-large-sized companies.


(3) The Lehman Brothers Aggregate Bond Index is a broad-based unmanaged index that represents the general performance of longer-term (greater than one year), investment-grade fixed-income securities.

(4) Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

Fund Expenses


This section describes the fees and expenses that you may pay if you invest in shares of the LifeChoice Funds.


Shareholder Transaction          Conservative   Moderate    Growth
Expenses (paid directly          Investor       Investor    Investor
from your investment)(1)         Fund           Fund        Fund

Maximum Sales
Charge Imposed
on Purchases (as a               NONE           NONE        NONE
percentage of offering price)

Maximum Deferred
Sales Charge
(as a percentage of the lower    NONE           NONE        NONE
of purchase or sale price)

Maximum Sales
Charge Imposed
on Reinvested                    NONE           NONE        NONE
Dividends

Redemption Fees                  NONE           NONE        NONE

Exchange Fees                    NONE           NONE        NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                  0.20%          0.20%       0.20%

Distribution (12b-1) Fees        0.00%          0.00%       0.00%


Other Expenses (includes a
shareholder servicing
fee of 0.25%)                    1.26%          0.44%       0.68%

Total Fund
Operating Expenses(2)            1.46%          0.64%       0.88%

Fee Waiver/Expense
Reimbursement                   (1.26)%        (0.44)%     (0.68)%

Net Expenses                     0.20%          0.20%       0.20%


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.


(2) The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of the Funds will not exceed 0.20% until at least February 28, 2002.

EXAMPLE: The following Example is designed to help you compare the cost of investing in each LifeChoice Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each LifeChoice Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each LifeChoice Fund's operating expenses remain the same.1 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year   3 Years  5 Years  10 Years

Conservative
Investor Fund     $20      $337     $677    $1,638

Moderate
Investor Fund     $20      $161     $313    $  757

Growth
Investor Fund     $20      $213     $421    $1,021

(1) This Example assumes that net operating expenses of the Funds will equal 0.20% until February 28, 2002, and thereafter will equal 1.46%, 0.64%, and 0.88%, respectively, for the Conservative, Moderate, and Growth Investor Funds.

Total estimated expenses of the Conservative Investor Fund, the Moderate Investor Fund, and the Growth Investor Fund, including the effect of waivers of fees and reimbursements of expenses by the Adviser, including expenses of the Underlying Portfolios, are 1.29%, 1.33%, and 1.41%, respectively.

Expenses of the Underlying Portfolios

In addition to bearing the expenses incurred by the LifeChoice Funds, you will indirectly bear a proportionate share of the expenses of the Underlying Portfolios in which the LifeChoice Funds invest, including management fees, administration fees, and custodian fees. The Victory Board of Trustees has determined that the advisory fees that the LifeChoice Funds pay to the Adviser are for services that add to, rather than duplicate, services provided to the Underlying Portfolios by their service providers. Some of the Underlying Portfolios may incur expenses in the form of shareholder servicing fees and distribution plan expenses in the form of "12b-1 fees."

Investments

Each LifeChoice Fund invests primarily in the Underlying Portfolios described below.

For cash management or for temporary defensive purposes in response to market conditions, each LifeChoice Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a LifeChoice Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which LifeChoice Funds can invest in certain types of securities, see the SAI.


Below is a summary of the investment objective and principal strategies of each of the Victory Funds and other Funds in which the LifeChoice Funds currently may invest.

The Board of Trustees may authorize the Adviser to invest in additional Funds at any time, without notice to shareholders.


Victory Funds

Funds that Invest Primarily in Equity Securities


Value Fund invests primarily in companies that have above average total return potential and are historically inexpensive.

Diversified Stock Fund invests primarily in large, established companies.

Stock Index Fund invests primarily in the stocks comprising the Standard & Poor's 500 Composite Stock Index.

Growth Fund invests primarily in companies with superior prospects for long-term earnings growth and price appreciation.

Established Value Fund invests primarily in equity securities of companies with market capitalizations at the time of purchase within the range of capitalization of companies comprising the Russell Midcap Index which currently is between $1.7 billion and $13 billion.

Special Value Fund invests primarily in small and medium size companies with above average total return potential.

Small Company Opportunity Fund invests primarily in smaller companies (currently up to $2 billion in market capitalization) that show the potential for high earnings growth in relation to their price-earnings ratio.

International Growth Fund invests primarily in equity securities of foreign corporations, most of which will be denominated in foreign currencies.

Nasdaq-100 Index(R) Fund invests primarily in the stocks comprising the Nasdaq-100 Index.(R)


Funds that Invest Primarily in Specialty Securities

Real Estate Investment Fund invests at least 80% of its total assets in real-estate related companies.

Convertible Securities Fund invests primarily in securities convertible into common stock, including bonds, notes, and preferred stock.

Funds that Invest Primarily in Fixed Income Securities

Investment Quality Bond Fund invests primarily in investment-grade corporate bonds and obligations of the U.S. government and its agencies or instrumentalities.

Intermediate Income Fund invests in debt securities issued by corporations and the U.S. government and its agencies and instrumentalities.

Fund for Income invests primarily in securities issued by the U.S. government and its agencies or instrumentalities.

Limited Term Income Fund invests in investment-grade, fixed income securities with a dollar-weighted average maturity of one to five years.

Funds that Invest in Money Market Securities

Financial Reserves Fund invests primarily in high-quality U.S. dollar denominated money market instruments.


Other Funds

As of February 27, 2001, one or more of the LifeChoice Funds invested in the following Other Funds:


INVESCO Dynamics Fund invests primarily in mid-size U.S. companies (market capitalization between $1 and $10 billion).




Loomis Sayles Bond Fund invests primarily in fixed income securities. Up to 20% of its assets may be invested in preferred stocks.


Berger Small Company Growth Fund invests in small companies with the potential for rapid earnings growth.


LIMIT: The LifeChoice Funds, with other accounts managed by the Adviser and its affiliates, may not invest in more than 3% of the outstanding shares of any one Other Fund.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

This Prospectus describes the principal risks that you may assume as an investor in the LifeChoice Funds.

Each LifeChoice Fund is subject to the following principal risks.

General Risks:

* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a LifeChoice Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

* Manager risk is the risk that a LifeChoice Fund's Investment Committee may implement its investment strategy in a way that does not produce the intended result.

Risks associated with investing in equity securities:

* Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Risks associated with investing in foreign securities:

* Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Political and economic risks, along with other factors, could adversely affect the value of a LifeChoice Fund's securities.


* Foreign investments risk. Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.


Risks associated with investing in debt securities:


* Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates. Rapid increases in interest rates could cause the value of money market fund shares to decrease in value below $1.00 per share.


* Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a LifeChoice Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

* Reinvestment risk is the risk that when interest rates are declining, a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

* Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by nationally recognized statistical rating organizations such as Standard & Poor's, Fitch IBCA International, or Moody's Investors Service.

Risks associated with investing in below-investment-grade securities:

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

* Below-investment-grade securities ("junk bonds") are subject to certain risks in addition to those risks associated with investment-grade securities. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, less liquid, and more difficult to evaluate than investment-grade securities.

Risks associated with investing in mortgage-related securities:

* Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

* Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a LifeChoice Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Risks associated with investing in real estate securities:

* Real estate risk is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other risks associated with real estate. While a LifeChoice Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs+ may be affected by changes in property value, while mortgage REITs++ may be affected by credit quality and interest rates.

+Equity REITs may own property, generate income from rental and lease payments, and offer the potential for growth from property appreciation and periodic capital gains from the sale of property.

++Mortgage REITs earn interest income and are subject to credit risks, like the chance that a developer may fail to repay a loan. Mortgage REITs are also subject to interest rate risk, described above.

* Regulatory risk. Certain REITs may fail to qualify for pass-through of income under federal tax law, or to maintain their exemption from the registration requirements under federal securities laws.


Risks associated with investing in technology securities:

* The market value of technology securities may be substantially more volatile than securities in the broader stock market. Technology companies may experience obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

Important Considerations

You should consult with your Investment Professional to help determine your investment objectives and risk tolerance.

What is a Fund of Funds?

A fund of funds is an investment company that pursues its investment objective by investing primarily in shares of other mutual funds. These mutual funds themselves invest in different combinations of equity securities, fixed income and specialty securities, or cash reserves.

What are the Benefits of Investing in a Fund of Funds?

There are thousands of mutual funds available for investment, with many different objectives, strategies, and policies. Choosing the right balance and mix of mutual funds to meet your needs can be difficult and time-consuming. The LifeChoice Funds offer an efficient and cost-effective alternative to achieving your long-term investment goals by providing access to three different, yet comprehensive, portfolio mixes. You simply select the LifeChoice Fund strategy that you think is right for your investment objective, time horizon, and level of risk tolerance. KAM manages the selection and allocation of underlying mutual funds consistent with the overall strategy for each Fund.

The following examples show some possible characteristics of each investor type and how the matching portfolio allocation might look. The allocation can change within each designated range based on market conditions and will vary over time.

Conservative Investor

Investment Objective: Income with a moderate level of growth

Current Age:                                      Time Horizon:
Late 50s through retirement         -OR-          At least 6 years

Risk Tolerance: Low to moderate

If you seek income but are also concerned about protecting the value of your investment and/or have a shorter time horizon and a lower tolerance for volatility, you might find the Conservative Investor Fund to be a suitable investment.

Equity            40%
Money Market       3%
Fixed Income      57%

                 Ranges

Equity           30-50%
Fixed Income/
Specialty        50-70%
Money
Market           0-15%

Moderate Investor

Investment Objective: Growth with a moderate level of income

Current Age:                                     Time Horizon:
Early 40s to late 50s             -OR-           At least 8 years

Risk Tolerance: Moderate to high


If you seek capital appreciation, with some income, have a longer time horizon and moderate tolerance for volatility, you might find the Moderate Investor Fund to be a suitable investment.


Equity            60%
Money Market       3%
Fixed Income      37%

                  Ranges

Equity            50-70%
Fixed Income/
Specialty         30-50%
Money
Market             0-15%

Growth Investor

Investment Objective: Growth

Current Age:                                     Time Horizon:

20s to early 40s              -OR-               At least 10 years


Risk Tolerance: High

If you seek potential for capital appreciation with a longer time horizon and a higher tolerance for volatility, you might find the Growth Investor Fund to be a suitable investment.

Equity            80%
Money Market       3%
Fixed Income      17%

         Ranges

Equity            70-90%
Fixed Income/
Specialty         10-30%
Money
Market             0-15%

Share Price


Each LifeChoice Fund calculates its share price, called its "net asset value"
(NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.


A LifeChoice Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares if an Underlying Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.


The LifeChoice Funds value their investments based on market value. When market quotations are not readily available, the LifeChoice Funds value their investments based on fair value methods approved by the Board of Trustees of The Victory Portfolios.


Each LifeChoice Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares.

         Total Assets-Liabilities
NAV =  -----------------------------
       Number of Shares Outstanding


You can find a LifeChoice Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Fund's website at http://www.victoryfunds.com.


The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of LifeChoice Fund shares you own gives you the value of your investment.

Dividends, Distributions, and Taxes

Buying a Dividend.

You should check a LifeChoice Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.


As a shareholder, you are entitled to your share of net income and capital gains on the LifeChoice Funds' investments. The LifeChoice Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. A LifeChoice Fund will distribute short-term gains, as necessary, and if a LifeChoice Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a LifeChoice Fund.


Ordinarily, each LifeChoice Fund declares and pays dividends quarterly.

Distributions can be received in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of your LifeChoice Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a LifeChoice Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION


In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, a LifeChoice Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your LifeChoice Fund account.

Important Information about Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a LifeChoice Fund.

Each LifeChoice Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.


* Dividends from a LifeChoice Fund's net income and short-term capital gains are taxable as ordinary income; dividends from a LifeChoice Fund's long-term capital gains are taxable as long-term capital gain.


* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* Dividends from a LifeChoice Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a LifeChoice Fund.

* An exchange of a LifeChoice Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a LifeChoice Fund, you must recognize any gain or loss.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from each LifeChoice Fund every January showing the amounts and tax status of distributions made to you.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.


* A LifeChoice Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a LifeChoice Fund is notified by the Internal Revenue Service that backup withholding is required.


* You should review the more detailed discussion of federal income tax considerations in the SAI.

INVESTING WITH VICTORY

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a LifeChoice Fund.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Shareholder Servicing Plan


The LifeChoice Funds have adopted a Shareholder Servicing Plan. The shareholder servicing agent performs a number of services for its customers who are shareholders of the LifeChoice Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services, a LifeChoice Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent. The LifeChoice Funds may enter into agreements with various shareholder servicing agents, including KeyBank N.A. and its affiliates, other financial institutions, and securities brokers. The LifeChoice Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plan


Victory has adopted a Rule 12b-1 Distribution and Service Plan for the Funds. The Funds do not make any payments under this plan. See the SAI for more details regarding this plan.

The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated financial institutions that provide administrative and recordkeeping services or provide distribution services to the Funds.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

For historical expense information on Class A Shares, see the "Financial Highlights" at the end of this Prospectus.

How to Buy Shares


You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLEIRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a LifeChoice Fund.

If you buy shares directly from the LifeChoice Funds and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.


Make your check payable to: The Victory Funds


Beginning April 23, 2001, the addresses below should be used. Before that date use the addresses on the next page. The telephone number remains the same.

Keep the following addresses handy for purchases, exchanges, or redemptions:

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

BY OVERNIGHT MAIL

Use the following address
ONLY for overnight packages.

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

Call for wire instructions and confirmation number after instructing your bank to wire funds. Call 800-539-FUND to advise us of the amount being wired and the name of your bank.

BY TELEPHONE

800-539-FUND
(800-539-3863)

Use the following addresses until April 20, 2001. After that date, use the addresses listed on the previous page. The telephone number remains the same.


Keep the following addresses handy for purchases, exchanges, or redemptions:

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages.

The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

The Victory Funds
State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1

(insert account number, name, and confirmation number assigned by the Transfer Agent)

BY TELEPHONE

800-539-FUND
(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the LifeChoice Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the LifeChoice Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan


To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a LifeChoice Fund.


Retirement Plans

You can use the LifeChoice Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the LifeChoice Funds for details regarding an IRA or other retirement plan that works best for your financial situation.


All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. The Funds reserve the right to not accept third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares


You can sell shares of one fund of The Victory Portfolios to buy shares of the same class of any other. This is considered an exchange. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.


You can exchange shares of a LifeChoice Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of a LifeChoice Fund, you should keep the following in mind:

* Shares of the Fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* If you own Class A Shares of a LifeChoice Fund, you may have to pay a sales charge if you exchange them for Class A Shares of another Victory Fund; you pay the percentage point difference between that fund's sales charge and any sales charge you previously paid in connection with the shares you are exchanging.

* On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.


* You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.


* Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.


* An exchange of Fund shares constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.


You can obtain a list of funds available for exchange by calling
800-539-FUND.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.


If your request is received in good order by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.


BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;


* Wire funds to a previously designated domestic financial institution;


* Mail a check to a previously designated alternate address; or


* Electronically transfer your redemption via the Automated Clearing House
(ACH) to a previously designated financial institution.


The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL


Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:





* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account;

* The redemption proceeds are being transferred to another Victory Group account with a different registration; or

* The check or wire is being sent to a different bank account.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions


* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.


* A LifeChoice Fund may suspend your right to redeem your shares in the following circumstances:

    * During non-routine closings of the NYSE;

    * When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

    * When the SEC orders a suspension to protect a Fund's shareholders.

* Each LifeChoice Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of a LifeChoice Fund's net assets. Each LifeChoice Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the LifeChoice Funds

About Victory


Each LifeChoice Fund is a member of The Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the LifeChoice Funds.


The Investment Adviser and Sub-Administrator


Each LifeChoice Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the LifeChoice Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the LifeChoice Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $75 billion for individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 2000, KAM was paid advisory fees based on a percentage of the average daily net assets of each LifeChoice Fund as shown in the following table.


LifeChoice Conservative Investor Fund       0.10%

LifeChoice Moderate Investor Fund           0.10%

LifeChoice Growth Investor Fund             0.10%

Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of each LifeChoice Fund's average daily net assets to perform some of the administrative duties for the LifeChoice Funds.

Portfolio Management

The LifeChoice Allocation Committee of KAM manages each Fund's investments. No one person is primarily responsible for making investment recommendations.The Committee is responsible for the selection of and allocation among the Underlying Portfolios. Each individual listed below, other than Anthony Aveni, has been a member of the Committee since the LifeChoice Funds' inception. Mr. Aveni has been a member of the Committee since January 1999.

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the LifeChoice Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

Victory LifeChoice Funds -- Asset Allocation Committee


Anthony Aveni is the Chief Investment Officer and a Senior Managing Director with KAM and has been associated with KAM or an affiliate since 1981. He has served on the Committee since January 1999.

Christopher K. Dyer is a Managing Director with KAM and has been associated with KAM or an affiliate since 1985. As Managing Director of Retirement Product Development, Mr. Dyer is responsible for the product management of mutual funds distributed to the retirement market as well as the management of KeyCorp's retail retirement products. He has served on the Committee since December 1996.

Richard J. Nash is Chief Market Strategist and a Managing Director of KAM. He is the author/editor of KeyNotes, KAM's monthly newsletter and has been associated with KAM or an affiliate since 1995. He has served on the Committee since March 2000.

Lawrence Hall is a Director with KAM's Portfolio Analytics Department. He has ten years of financial services experience, serving nine years in a portfolio analytic function, and has worked for KAM or an affiliate for 5 years. He has served on the Committee since January 2001.

Stephen Lavelle is Senior Product Manager of the Victory Funds and has been with KAM or an affiliate since 1994. Within KAM's Investment Products Group, he manages, coordinates and/or assists with the administration, marketing and compliance of all the Victory Funds, including the LifeChoice Funds. He has served on the Committee since September 1997.

Deborah Mirtich has been in the Portfolio Analytic Department for three years and with KAM or an affiliate since 1995. She has served on the Committee since September 1998.

The LifeChoice Funds are supervised by the Board of Trustees, which monitors the services provided to investors.

OPERATIONAL STRUCTURE OF THE LIFECHOICE FUNDS

TRUSTEES

ADVISER

SHAREHOLDERS

FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

Advise current and prospective shareholders on their LifeChoice Fund investments.


TRANSFER AGENT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219


Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the LifeChoice Funds, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Funds.

CUSTODIAN


KeyBank National Association
127 Public Square
Cleveland, OH 44114


Provides for safekeeping of the LifeChoice Funds' investments and cash, and settles trades made by the LifeChoice Funds.

SUB-ADMINISTRATOR

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Additional Information

Some additional information you should know about the LifeChoice Funds.


Fund Operations

The LifeChoice Funds currently offer only the class of shares described in this Prospectus. At some future date, the LifeChoice Funds may offer additional classes of shares. A LifeChoice Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.


Performance

The Victory Funds may advertise the performance of each LifeChoice Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of each LifeChoice Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the LifeChoice Fund in which you would like to invest.


Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the LifeChoice Funds will send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the LifeChoice Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).

Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent accountant for the Funds. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, N.Y. 10022, serves as legal counsel to the Funds.


If you would like to receive additional copies of any materials, please call the LifeChoice Funds at
800-539-FUND.

Financial Highlights


CONSERVATIVE INVESTOR FUND


The Financial Highlights table is intended to help you understand each LifeChoice Fund's financial performance for the past three fiscal periods. Certain information shows the results of an investment in one share of a LifeChoice Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a LifeChoice Fund (assuming reinvestment of all dividends and distributions).


    The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the LifeChoice Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND.


                                                          Year              Year              Period            Period
                                                          Ended             Ended             Ended             Ended
                                                          Oct. 31,          Oct. 31,          Oct. 31,          Nov. 30,
                                                          2000              1999              1998<F3>          1997<F2>
Net Asset Value, Beginning of Period                      $10.78            $10.72            $10.89            $10.00

Investment Activities
     Net investment income                                  0.53              0.45              0.37              0.31
     Net realized and unrealized gains/(losses)
       from investments                                     0.69              0.41             (0.12)             0.84<F6>

     Total from Investment Activities                       1.22              0.86              0.25              1.15

Distributions
     Net investment income                                 (0.53)            (0.58)            (0.39)            (0.26)
     Net realized gains                                    (0.10)            (0.22)            (0.03)               --

     Total Distributions                                   (0.63)            (0.80)            (0.42)            (0.26)

Net Asset Value, End of Period                            $11.37            $10.78            $10.72            $10.89

Total Return                                               11.56%             8.24%             2.29%<F4>        11.62%<F4>

Ratios/Supplementary Data:

Net Assets at end of period (000)                         $7,553            $6,686            $7,633            $9,137
Ratio of expenses to average net assets                     0.20%             0.19%             0.23%<F5>         0.29%<F5>
Ratio of net investment income to
  average net assets                                        4.74%             3.97%             3.72%<F5>         3.41%<F5>
Ratio of expenses to average net assets<F1>                 1.46%             1.46%             1.50%<F5>         5.18%<F5>
Ratio of net investment income to
  average net assets<F1>                                    3.48%             2.70%             2.45%<F5>        (1.48)%<F5>
Portfolio Turnover                                            56%               57%               78%               19%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
     November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Income & Growth Fund became the
     Victory LifeChoice Conservative Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Income & Growth Fund.

<F4> Not annualized

<F5> Annualized

<F6> The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.



Financial Highlights

MODERATE INVESTOR FUND

The Financial Highlights table is intended to help you understand each LifeChoice Fund's financial performance for the past three fiscal periods. Certain information shows the results of an investment in one share of a LifeChoice Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a LifeChoice Fund (assuming reinvestment of all dividends and distributions).

    The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the LifeChoice Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND.


                                                             Year              Year             Period             Period
                                                             Ended             Ended            Ended              Ended
                                                             Oct. 31,          Oct. 31,         Oct. 31,           Nov. 30,
                                                             2000              1999             1998<F3>           1997<F2>
Net Asset Value, Beginning of Period                         $ 11.66           $ 10.94          $ 11.19            $10.00

Investment Activities
     Net investment income                                      0.43              0.30             0.24              0.20
     Net realized and unrealized gains/(losses)
       from investments                                         1.02              1.03            (0.14)             1.16

     Total from Investment Activities                           1.45              1.33             0.10              1.36

Distributions
     Net investment income                                     (0.42)            (0.36)           (0.26)            (0.17)
     Net realized gains                                        (0.39)            (0.25)           (0.09)               --

     Total Distributions                                       (0.81)            (0.61)           (0.35)            (0.17)

Net Asset Value, End of Period                               $ 12.30           $ 11.66          $ 10.94            $11.19

Total Return                                                   12.92%            12.42%            0.90%<F4>        13.64%<F4>

Ratios/Supplementary Data:
Net Assets at end of period (000)                            $24,838           $22,798          $19,128            $7,728
Ratio of expenses to average net assets                         0.20%             0.20%            0.22%<F5>         0.27%<F5>
Ratio of net investment income to
  average net assets                                            3.58%             2.53%            2.32%<F5>         2.26%<F5>
Ratio of expenses to average net assets<F1>                     0.64%             0.71%            0.93%<F5>         3.32%<F5>
Ratio of net investment income to
  average net assets<F1>                                        3.14%             2.02%            1.61%<F5>         (.79)%<F5>
Portfolio Turnover                                                48%               69%              42%               50%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
     November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Moderate Growth Fund became the
     Victory LifeChoice Moderate Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Moderate Growth Fund

<F4> Not annualized

<F5> Annualized



Financial Highlights

GROWTH INVESTOR FUND

The Financial Highlights table is intended to help you understand each LifeChoice Fund's financial performance for the past three fiscal periods. Certain information shows the results of an investment in one share of a LifeChoice Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a LifeChoice Fund (assuming reinvestment of all dividends and distributions).

    The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the LifeChoice Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND.


                                                       Year              Year             Period             Period
                                                       Ended             Ended            Ended              Ended
                                                       Oct. 31,          Oct. 31,         Oct. 31,           Nov. 30,
                                                       2000              1999             1998<F3>           1997<F2>
Net Asset Value, Beginning of Period                   $ 12.19           $ 11.08          $ 11.44            $10.00

Investment Activities
     Net investment income                                0.32              0.16             0.13              0.11
     Net realized and unrealized gains/(losses)
       from investments                                   1.35              1.51            (0.07)             1.43

     Total from Investment Activities                     1.67              1.67             0.06              1.54

Distributions
     Net investment income                               (0.31)            (0.25)           (0.14)            (0.10)
     Net realized gains                                  (0.53)            (0.31)           (0.28)               --

     Total Distributions                                 (0.84)            (0.56)           (0.42)            (0.10)

Net Asset Value, End of Period                         $ 13.02           $ 12.19          $ 11.08            $11.44

Total Return                                             14.23%            15.33%            0.52%<F4>        15.46%<F4>

Ratios/Supplementary Data:
Net Assets at end of period (000)                      $17,413           $16,114          $12,018            $7,515
Ratio of expenses to average net assets                   0.20%             0.20%            0.23%<F5>         0.30%<F5>
Ratio of net investment income to
  average net assets                                      2.48%             1.31%            1.19%<F5>         0.81%<F5>
Ratio of expenses to average net assets<F1>               0.88%             1.01%            1.16%<F5>         3.67%<F5>
Ratio of net investment income to
  average net assets<F1>                                  1.80%             0.50%            0.26%<F5>        (2.56)%<F5>
Portfolio Turnover                                          62%               52%              30%              106%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
     November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Growth Fund became the Victory
     LifeChoice Growth Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Growth Fund.

<F4> Not annualized

<F5> Annualized



This page is intentionally left blank.

This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).


By mail: Beginning April 23, 2001, use the following address to request information by mail:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

Prior to April 23, 2001, you can request information by mail at the following address:

The Victory Funds
P. O. Box 8527
Boston, MA 02266-8527


You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at http://www.victoryfunds.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
LOGO(R)


Investment Company Act File Number 811-4852            VF-VLCF-PRO (2/01)


                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


Balanced Fund                      Intermediate Income Fund          Ohio Municipal Bond Fund
Convertible Securities Fund        International Growth Fund         Ohio Municipal Money Market Fund
Diversified Stock Fund             Investment Quality Bond Fund      Prime Obligations Fund
Established Value Fund             LifeChoice Conservative           Real Estate Investment Fund
Federal Money Market Fund          Investor Fund                     Small Company Opportunity Fund
Financial Reserves Fund            LifeChoice Moderate Investor      Special Value Fund
Fund for Income                    Fund                              Stock Index Fund
Gradison Government Reserves Fund  LifeChoice Growth Investor Fund   Tax-Free Money Market Fund
Growth Fund                        Limited Term Income Fund          U.S. Government Obligations Fund
Institutional Money Market Fund    Nasdaq-100 Index(R)Fund           Value Fund
                                   National Municipal Bond Fund

                             New York Tax-Free Fund


                                February 27, 2001

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectuses of the Funds listed above, as amended or supplemented from time to time (the "Prospectuses"). The Prospectus of each Fund is dated February 27, 2001. This SAI is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing The Victory Portfolios at P.O. Box 182593 Columbus, OH 43218-2593, or by calling toll free 800-539-FUND (800-539-3863). Prior to March 19, 2001, you may obtain copies by writing to The Victory Portfolios at P.O. Box 8527, Boston, MA 02266-8527, or by calling toll free 800-539-FUND (800-539-3863).


INVESTMENT ADVISER and SUB-ADMINISTRATOR    DIVIDEND DISBURSING AGENT
Key Asset Management Inc.                   and SERVICING AGENT
                                            Boston Financial Data Services, Inc.
ADMINISTRATOR and DISTRIBUTOR


BISYS Fund Services Ohio, Inc.              CUSTODIAN

                                            KeyBank National Association


TRANSFER AGENT


 BISYS Fund Services Ohio, Inc.             INDEPENDENT ACCOUNTANTS
  ==============================
                                            PricewaterhouseCoopers LLP


                                            COUNSEL

                                            Kramer Levin Naftalis & Frankel LLP


                                Table of Contents


Investment Policies and Limitations............................................2
Determining Net Asset Value for the Money Market Funds........................ 9
Valuation of Portfolio Securities............................................. 9
Performance................................................................... 9
Additional Purchase, Exchange, and Redemption Information..................... 9
Dividends and Distributions................................................... 9
Taxes......................................................................... 9
Trustees and Officers......................................................... 9
Advisory and Other Contracts.................................................. 9
Additional Information........................................................ 9
Appendix.....................................................................A-1

                       STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Trust") is an open-end management investment company. The Trust consists of 36 series (each a "Fund," and collectively, the "Funds") of units of beneficial interest ("shares"). Currently, the outstanding shares of the Trust represent interests in 30 Funds. The following six Funds have no outstanding shares: the Equity Income Fund, Maine Municipal Bond Fund (Intermediate), Maine Municipal Bond Fund (Short-Intermediate), Michigan Municipal Bond Fund, National Municipal Bond Fund (Long) and National Municipal Bond Fund (Short-Intermediate).

This SAI relates to the shares of 30 of the 36 Funds and their respective classes, and are listed below. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund's Prospectus.


The Victory Portfolios:

Money Market Funds

        Federal Money Market Fund, Select and Investor Shares Financial Reserves Fund, Class A Shares Gradison Government Reserves Fund, Class G Shares Institutional Money Market Fund, Select and Investor Shares Ohio Municipal Money Market Fund, Class A Shares Prime Obligations Fund, Class A Shares Tax-Free Money Market Fund, Class A Shares U.S. Government Obligations Fund, Select and Investor Shares

Municipal Bond Funds

        National Municipal Bond Fund, Class A and G Shares
        New York Tax-Free Fund, Class A and G Shares
        Ohio Municipal Bond Fund, Class A and G Shares

Taxable Bond Funds

        Fund for Income, Class A and G Shares Intermediate Income Fund, Class A and G Shares Investment Quality Bond Fund, Class A and G Shares Limited Term Income Fund, Class A Shares

Equity Funds


        Balanced Fund, Class A and G Shares Convertible Securities Fund, Class A and G Shares Diversified Stock Fund, Class A and G Shares Established Value Fund, Class A and G Shares Growth Fund, Class A and G Shares International Growth Fund, Class A and G Shares Nasdaq-100 Index(R) Fund, Class A and G Shares Real Estate Investment Fund, Class A and G Shares Small Company Opportunity Fund, Class A and G Shares Special Value Fund, Class A and G Shares Stock Index Fund, Class A and G Shares Value Fund, Class A and G Shares


LifeChoice Funds

        LifeChoice Conservative Investor Fund, Class A Shares
        LifeChoice Moderate Investor Fund, Class A Shares
        LifeChoice Growth Investor Fund, Class A Shares

INVESTMENT POLICIES AND LIMITATIONS

Fundamental Investment Policies of Each Fund.

Certain investment policies of each Fund are fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. Each Fund's investment objective is fundamental. There can be no assurance that a Fund will achieve its investment objective. A Fund's classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Five Funds are sub-classified as non-diversified investment companies: the Nasdaq-100 Index(R), National Municipal Bond, New York Tax-Free, Ohio Municipal Bond and Real Estate Investment Funds. All the other Funds are sub-classified as diversified mutual funds.

The LifeChoice Funds.


The LifeChoice Conservative Investor Fund, LifeChoice Moderate Investor Fund and LifeChoice Growth Investor Fund (the "LifeChoice Funds") are separately managed, diversified mutual funds, each with its own investment objective and policies. Each LifeChoice Fund has been constructed as a "fund of funds," which means that it pursues its investment objective primarily by allocating its investments among funds of the Trust (the "Proprietary Portfolios"). The LifeChoice Funds also may invest a portion of their assets in shares of investment companies that are not part of the same group of investment companies as the Trust (the "Other Portfolios"). (Proprietary Portfolios and Other Portfolios are sometimes referred to herein as "Underlying Portfolios.") From time to time, Key Asset Management Inc., each Fund's investment adviser ("KAM" or the "Adviser"), may select other mutual funds as Underlying Portfolios that are not listed in the LifeChoice Funds' Prospectus.

The Investment Company Act of 1940, as amended (the "1940 Act"), permits the LifeChoice Funds to invest without limitation in other investment companies that are part of the same "group of investment companies" (as defined in the 1940
Act) as the Trust, provided that certain limitations are observed. Generally, these limitations require that a fund of funds (a) limit its investments to shares of other investment companies that are part of the same group of investment companies as the fund of funds, government securities, and short-term paper; (b) observe certain limitations on the amount of sales loads and distribution-related fees that are borne by shareholders of the fund of funds; and (c) do not invest in other funds of funds. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC"), the LifeChoice Funds may invest in investment portfolios of the Proprietary Portfolios and in shares of the Other Portfolios that are not part of the same group of investment companies as the LifeChoice Funds. A LifeChoice Fund and its affiliates, collectively, may acquire no more than 3% of the total outstanding stock of any Other Portfolio.


A LifeChoice Fund may invest in a Proprietary Portfolio or Other Portfolio that concentrates 25% or more of its total assets in any one industry. Investments by a LifeChoice Fund in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or in repurchase agreements collateralized by the foregoing equaling 25% or more of the Fund's total assets will not be considered "concentration" by such Fund in the industry of the issuer(s) of such securities.


The LifeChoice Funds' Prospectus more fully addresses the subject of each Fund's and each Proprietary Portfolio's investment objectives, as well as the investment policies that the Funds apply in seeking to meet those objectives. "Additional Information Regarding Fund Investments" below, will supplement that information more specifically by detailing the types of securities and other instruments in which the Proprietary Portfolios may invest and the strategies behind, and the risks associated with, such investing. Note that there can be no assurance given that the respective investment objectives of the LifeChoice Funds or the Proprietary Portfolios will be achieved.

The LifeChoice Funds may invest in the following Proprietary Portfolios, each of which is described in this SAI: the Convertible Securities, Diversified Stock, Established Value, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, Investment Quality Bond, Limited Term Income, Nasdaq-100 Index(R), Real Estate Investment, Small Company Opportunity, Special Value, Stock Index and Value Funds.

Other Portfolios. The LifeChoice Funds do not pay any front end sales loads or contingent deferred sales charges in connection with the purchase or redemption of shares of the Other Portfolios. In addition, to the extent required by the 1940 Act or the terms of any exemptive order received by the LifeChoice Funds from the SEC, the sales charges, distribution related fees and service fees related to shares of the Funds will not exceed the limits set forth in the Conduct Rules of the National Association of Securities Dealers, Inc. when aggregated with any sales charges, distribution related fees and service fees that the LifeChoice Funds pay relating to Other Portfolio shares.


The Other Portfolios may follow some or all of the investment practices of the Proprietary Portfolios and/or may follow other investment practices. The LifeChoice Funds have little or no control over the investment activities of the Other Portfolios. There may be additional investment practices, not discussed in this SAI, that the Other Portfolios may engage in from time to time. Some of the Other Portfolios may limit the ability of the LifeChoice Funds to sell their investments in those Portfolios at certain times. In this case, the LifeChoice Funds' investment in those shares will be considered "illiquid" and subject to the overall limitation on investment in illiquid securities.


Other Investments -- Short-Term Obligations. Normally, each of the LifeChoice Funds will be predominantly invested in shares of other mutual funds. Under certain circumstances, however, a LifeChoice Fund may invest in short-term obligations. The instruments may include high-quality liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements with maturities of less than seven days, and debt obligations backed by the full faith and credit of the U.S. government. These instruments are described below in the section describing the permissible investments of the Proprietary Portfolios.

Allocations. The table below shows how the LifeChoice Funds allocate their investments among specific mutual funds. Total investments in the money market fund may temporarily exceed the 15% maximum due to daily investment of cash flows that are expected to be used for next day settlement of fund purchases by each of the LifeChoice Funds. The percentage of the LifeChoice Fund's investments in each of the Proprietary Portfolios will vary within the ranges shown below, and investment in Other Portfolios may total 25% of each LifeChoice Fund's total investments.


------------------------------- ---------------------- -------------------- -------------------

        Victory Funds                Conservative      Moderate Investor    Growth Investor
        (Class A only)              Investor Fund             Fund                 Fund

------------------------------- ---------------------- -------------------- -------------------

Value                                     0%-25%               0%-35%              0%-45%

------------------------------- ---------------------- -------------------- -------------------

Diversified Stock                         0%-30%               0%-40%              0%-50%

------------------------------- ---------------------- -------------------- -------------------

Stock Index                               0%-30%               0%-40%              0%-50%

------------------------------- ---------------------- -------------------- -------------------

Growth                                    0%-15%               0%-20%              0%-25%

------------------------------- ---------------------- -------------------- -------------------

  Established Value                       0%-20%               0%-25%              0%-30%

------------------------------- ---------------------- -------------------- -------------------

Special Value                             0%-20%               0%-25%              0%-30%

------------------------------- ---------------------- -------------------- -------------------

Small Company Opportunity                 0%-10%               0%-15%              0%-20%

------------------------------- ---------------------- -------------------- -------------------

  International Growth                    0%-20%               0%-25%              0%-30%

------------------------------- ---------------------- -------------------- -------------------

  Nasdaq-100 Index(R)                     0%-20%               0%-25%              0%-30%

------------------------------- ---------------------- -------------------- -------------------

Real Estate Investment                    0%-20%               0%-20%              0%-20%

------------------------------- ---------------------- -------------------- -------------------

Convertible Securities                    0%-30%               0%-30%              0%-30%

------------------------------- ---------------------- -------------------- -------------------

Investment Quality Bond                   0%-50%               0%-40%              0%-30%

------------------------------- ---------------------- -------------------- -------------------

Fund for Income                           0%-35%               0%-25%              0%-15%

------------------------------- ---------------------- -------------------- -------------------

Intermediate Income                       0%-35%               0%-25%              0%-15%

------------------------------- ---------------------- -------------------- -------------------

Limited Term Income                       0%-10%               0%-10%              0%-10%

------------------------------- ---------------------- -------------------- -------------------

Financial Reserves                        0%-15%               0%-15%              0%-15%

------------------------------- ---------------------- -------------------- -------------------

------------------------------- ---------------------- -------------------- -------------------
Other Funds*
------------------------------- ---------------------- -------------------- -------------------

  INVESCO Dynamics                        0%-20%               0%-20%             0%- 25%

------------------------------- ---------------------- -------------------- -------------------

Berger Small Company Growth               0%-10%               0%-15%              0%-20%
Stock

------------------------------- ---------------------- -------------------- -------------------

Loomis Sayles Bond                        0%-25%               0%-20%             0%- 15%

------------------------------- ---------------------- -------------------- -------------------


* The LifeChoice Funds' investment in Other Funds is not limited to the ones shown in the table. The table is current as of the date of this SAI. After this date, the LifeChoice Funds may have sold these Other Funds and may have invested in Other Funds different from the ones shown in the table.

Performance of Underlying Funds. The table below summarizes the "average annual total returns" of the mutual funds in which the LifeChoice Funds invest. Average annual total returns are for the one, five and ten-year periods, where applicable, and since inception, through December 31, 2000. The information reflects Fund operating expenses after waivers, but does not reflect sales charges that other investors would pay, but which the LifeChoice Funds do not.


---------------------------- ---------- ------------- ------------- -------------- -------------

      Victory  Funds        Inception    One Year     Five Years     Ten Years       Since
          Class A              Date                                                 Inception

---------------------------- ---------- ------------- ------------- -------------- -------------

Value                         12/3/93        4.31%        17.97%            N/A        17.32%

---------------------------- ---------- ------------- ------------- -------------- -------------

Diversified Stock            10/20/89        1.35%        19.29%         17.63%        16.05%

---------------------------- ---------- ------------- ------------- -------------- -------------

Stock Index                   12/3/93        -9.62%        17.55%            N/A        17.38%

---------------------------- ---------- ------------- ------------- -------------- -------------

Growth                        12/3/93       -10.98%        18.77%            N/A        17.35%

---------------------------- ---------- ------------- ------------- -------------- -------------

Established Value              5/8/00           N/A           N/A            N/A        13.47%

---------------------------- ---------- ------------- ------------- -------------- -------------

Special Value                 12/3/93        24.72%        11.27%            N/A        12.18%

---------------------------- ---------- ------------- ------------- -------------- -------------

Small Company Opportunity     3/26/99        22.86%           N/A            N/A        20.67%

---------------------------- ---------- ------------- ------------- -------------- -------------

International Growth          5/18/90       -24.93%         6.36%          7.72%         6.57%

---------------------------- ---------- ------------- ------------- -------------- -------------

Nasdaq-100 Index(R)           7/31/00           N/A           N/A            N/A       -33.95%

---------------------------- ---------- ------------- ------------- -------------- -------------

Real Estate Investment        4/30/97        30.56%           N/A            N/A        10.24%

---------------------------- ---------- ------------- ------------- -------------- -------------

Convertible Securities        4/14/88        14.21%        11.91%         13.29%        11.57%

---------------------------- ---------- ------------- ------------- -------------- -------------

Investment Quality Bond      12/10/93         9.79%         5.05%            N/A         5.38%

---------------------------- ---------- ------------- ------------- -------------- -------------

Fund for Income               3/26/99         9.87%           N/A            N/A         5.79%



---------------------------- ---------- ------------- ------------- -------------- -------------

Intermediate Income          12/10/93         9.99%         5.30%            N/A         5.29%

---------------------------- ---------- ------------- ------------- -------------- -------------

Limited Term Income          10/20/89          7.54%        5.00%          5.71%         6.03%

---------------------------- ---------- ------------- ------------- -------------- -------------

Financial Reserves             4/4/83          5.92%        5.13%          4.69%         6.02%

---------------------------- ---------- ------------- ------------- -------------- -------------
Other Funds*

---------------------------- ---------- ------------- ------------- -------------- -------------

  INVESCO Dynamics            9/15/67          -7.76%      22.89%         23.87%        11.44%

---------------------------- ---------- ------------- ------------- -------------- -------------

Berger Small Company Growth  12/30/93          -8.27       21.28            N/A         21.84%

---------------------------- ---------- ------------- ------------- -------------- -------------

Loomis Sayles Bond            5/16/91          4.36%        7.25%            N/A        11.00%

---------------------------- ---------- ------------- ------------- -------------- -------------

* The LifeChoice Funds' investment in Other Portfolios is not limited to the ones shown in the table. The performance shown in the table represents information current as of October 31, 2000. After this date, the LifeChoice Funds may have sold these Other Portfolios and may have invested in Other Portfolios different from the ones shown in the table.


The SEC has imposed certain limitations on how the LifeC hoice Funds may invest and the fees that they may charge. Whenever you see information on a mutual fund's performance, do not consider its past performance to be an indication of the performance you could expect by investing in that mutual fund today. The past is an imperfect guide to the future. History does not always repeat itself.

Additional Information Regarding Fund Investments


The following policies and limitations supplement the Funds' investment policies set forth in the Prospectuses. The Funds' investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectuses and this SAI.


Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees (the "Trustees") will consider what actions, if any, are appropriate to maintain adequate liquidity.


The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund's outstanding voting securities unless
(1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. A Fund may, following notice to its shareholders, take advantage of other investment practices which presently are not contemplated for use by the Fund or which currently are not available but which may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus.

The following sections list each Fund's investment policies, limitations, and restrictions. The securities in which the Funds can invest and the risks associated with these securities are discussed in the section "Investment Policies."


Fundamental Investment Restrictions of the Funds. The following investment restrictions are fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities.


1.      Senior Securities.


The Balanced, Convertible Securities, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, Investment Quality Bond, LifeChoice, Limited Term Income, Nasdaq-100 Index(R), National Municipal Bond, Real Estate Investment, Special Value, Stock Index and Value Funds may not:


Issue any senior security (as defined in the 1940 Act), except that (a) each such Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act, an exemptive order or interpretation of the staff of the SEC; (b) each such Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in this SAI, each such Fund may borrow money as authorized by the 1940 Act; and (d) each such Fund may issue multiple classes of shares in accordance with regulations of the SEC.

The Institutional Money Market, New York Tax-Free, Ohio Municipal Money Market, Prime Obligations, Small Company Opportunity, Tax-Free Money Market and U.S. Government Obligations Funds may not:

Issue any senior security (as defined in the 1940 Act), except that (a) each such Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each such Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, each such Fund may borrow money as authorized by the 1940 Act.

The Gradison Government Reserves Fund will not issue senior securities as defined in the 1940 Act, except to the extent that such issuance might be involved with respect to borrowings subject to fundamental restriction number three below or with respect to transactions involving futures contracts or the writing of options and provided that the Trust may issue shares of additional series or classes that the Trustees may establish.

2.      Underwriting.


The Balanced, Convertible Securities, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, Investment Quality Bond, LifeChoice, Limited Term Income, Nasdaq-

100 Index(R), National Municipal Bond, Ohio Municipal Bond, Real Estate Investment, Special Value, Stock Index and Value Funds may not:


Underwrite securities issued by others, except to the extent that each such Fund (or, with respect to the LifeChoice Funds, an Underlying Portfolio) may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

The Established Value and Gradison Government Reserves Funds will not:

Underwrite the securities of other issuers, except insofar as each such Fund may technically be deemed an underwriter under the Securities Act, in connection with the disposition of portfolio securities.

The Federal Money Market, Institutional Money Market, New York Tax-Free, Ohio Municipal Money Market, Prime Obligations, Small Company Opportunity, Tax-Free Money Market and U.S. Government Obligations Funds may not:

Underwrite securities issued by others, except to the extent that each such Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

3.      Borrowing.


The Balanced, Convertible Securities, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, Investment Quality Bond, LifeChoice, Limited Term Income, Nasdaq-100 Index(R), National Municipal Bond, Ohio Municipal Bond, Real Estate Investment, Special Value, Stock Index, and Value Funds may not:


Borrow money, except that each such Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, reverse repurchase agreements and "dollar roll" transactions, provided that the total amount of any borrowing does not exceed 33-1/3% of the Fund's total assets at the time of the transaction; (b) borrow money in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made; and (c) borrow money on a short-term basis from investment companies that are part of the same group of investment companies to the extent allowed by applicable laws, rules or regulatory orders in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made. Borrowings representing more than 33-1/3% of each such Fund's total assets must be repaid before the Fund may make additional investments.

Notwithstanding the foregoing, as a non-fundamental policy, these Funds do not intend to borrow money for leveraging purposes.

The Established Value Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 5% of the its total assets, taken at the lower of acquisition cost or market value.

The Gradison Government Reserves Fund will not borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous, and not for leverage purposes, and then only in amounts not exceeding 15% of the total assets of the Fund at the time of the borrowing. While any borrowing of greater than 5% of the assets is outstanding, the Fund will not purchase additional portfolio securities.

The Institutional Money Market Fund may not borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made.

This fundamental limitation is construed in conformity with the 1940 Act, and if at any time Institutional Money Market Fund borrowings exceed an amount equal to 33-1/3% of the current value of its total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

The New York Tax-Free, Prime Obligations, Small Company Opportunity, Tax-Free Money Market and U.S. Government Obligations Funds may not:

Borrow money, except that (a) each such Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33-1/3% of each such Fund's total assets; and (b) each such Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of each such Fund's total assets must be repaid before the Fund may make additional investments.

The Ohio Municipal Money Market Fund may (a) borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets including the amounts borrowed, and (b) purchase securities on a when-issued or delayed delivery basis. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling it to meet redemption requests when the liquidation of Fund securities would be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding.

4.      Real Estate.


The Balanced, Convertible Securities, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, Investment Quality Bond, LifeChoice, Limited Term Income, Nasdaq-100 Index(R), National Municipal Bond, Ohio Municipal Bond, Real Estate Investment, Special Value, Stock Index and Value Funds may not:


Purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent each such Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude each such Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. This restriction shall not prevent each such Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

The Established Value Fund will not purchase or sell real estate, except that it is permissible to purchase securities secured by real estate or real estate interests or issued by companies that invest in real estate or real estate interests.

The Federal Money Market Fund may not purchase or hold any real estate, including real estate limited partnerships, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons which deal in real estate or interests therein.

The Prime Obligations, Small Company Opportunity and Tax-Free Money Market Funds may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each such Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by each such Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

The Gradison Government Reserves Fund will not purchase or sell real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other investment restrictions shall not be prohibited by this restriction.

The Institutional Money Market Fund may not buy or sell real estate, commodities, or commodity (futures) contracts or invest in oil, gas or other mineral exploration or development programs.

The Ohio Municipal Money Market Fund will not purchase or sell real estate, although it may invest in Ohio municipal securities secured by real estate or interests in real estate.

The U.S. Government Obligations Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.

5.      Lending.


Each of the Balanced, Convertible Securities, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, Investment Quality Bond, LifeChoice, Limited Term Income, Nasdaq-100 Index(R), National Municipal Bond, Ohio Municipal Bond, Real Estate Investment, Special Value, Stock Index and Value Funds may not:


Make loans, except each such Fund, consistent with its investment program, may
(a) purchase bonds, debentures, other debt securities and hybrid instruments, including short-term obligations; (b) enter into repurchase transactions; (c) lend portfolio securities, provided that the value of loaned securities does not exceed 33-1/3% of each such Fund's total assets; and (d) make short-term loans to other investment companies that are part of the same group of investment companies, as part of an interfund loan program, as allowed by applicable laws, rules and regulatory orders.

Notwithstanding the foregoing, as a non-fundamental policy, the Fund for Income will not lend any of its portfolio securities.

The Established Value Fund will not make loans, except (a) through the purchase of publicly distributed corporate securities, U.S. government obligations, certificates of deposit, high-grade commercial paper and other money market instruments, and (b) loans of portfolio securities to persons unaffiliated with the Trust not in excess of 20% of the value of the Fund's total assets (taken at market value) made in accordance with the guidelines of the SEC and with any standards established from time to time by the Trust's Board of Trustees, including the maintenance of collateral from the borrower at all times in an amount at least equal to the current market value of the securities loaned.

The Federal Money Market Fund may not lend any cash except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness or in connection with the purchase of securities subject to repurchase agreements, except as outlined under "Additional Information on Fund Investments" and the sub-section, "Securities Lending." The Fund will not lend any other assets except as a special investment method. See "Investment Objective" in the Prospectus.

The Federal Money Market Fund will not make a loan of its portfolio securities if, immediately thereafter and as a result thereof, portfolio securities with a market value of 10% or more of its total assets would be subject to such loans.

The Prime Obligations, Small Company Opportunity, Tax-Free Money Market and U.S. Government Obligations Funds may not:

Lend any security or make any other loan if, as a result, more than 33-1/3% of each such Fund's total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

The Gradison Government Reserves Fund will not make loans, except that the purchase of debt securities as allowed by its investment objective and other investment restrictions, entering into repurchase agreements, and the lending of portfolio securities in an amount not to exceed 30% of the value of its total assets with the collateral value of loaned securities marked-to-market daily and in accordance with applicable regulations or guidelines established by the SEC shall not be prohibited by this restriction.

The Institutional Money Market Fund may not make loans to other persons, except
(a) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (b) by engaging in repurchase agreements. In addition, the Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33-1/3% of the total assets of the Fund.

The New York Tax-Free Fund may not make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or by lending portfolio securities. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

The Ohio Municipal Money Market Fund will not lend any of its assets, except through the purchase of a position of publicly distributed debt instruments or repurchase agreements and through the lending of its portfolio securities. The Fund may lend its securities if collateral values are continuously maintained at no less than 100% of the current market value of such securities by marking to market daily.

6.      Commodities.


The Diversified Stock, Intermediate Income, International Growth, Investment Quality Bond, LifeChoice, Limited Term Income, Nasdaq-100 Index(R), Ohio Municipal Bond, Prime Obligations, Real Estate Investment, Small Company Opportunity, Stock Index and Tax-Free Money Market Funds may not:


Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each such Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

The Balanced, Growth, Special Value, U.S. Government Obligations and Value Funds may not:

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Deal in commodities or commodity contracts.

The Established Value Fund will not purchase or sell commodities, commodity contracts, or interests in oil, gas or other mineral exploration or development programs, except that it is permissible to purchase securities issued by companies that hold interests in oil, gas or other mineral exploration or development programs.

The Fund for Income may not purchase or sell commodities or commodity contracts, oil, gas or other mineral exploration or development programs.

The Gradison Government Reserves Fund will not purchase or sell commodities, commodity contracts or interests in oil, gas or other mineral exploration or development programs or leases, except that the purchase or sale of financial futures contracts or options on financial futures contracts is permissible.

The National Municipal Bond Fund may not purchase or sell physical commodities (but this shall not prevent the Fund from purchasing or selling futures contracts and options on futures contracts or from investing in securities or other instruments backed by physical commodities).

The New York Tax-Free and Ohio Municipal Money Market Funds may not:

Purchase or sell commodities or commodity contracts.

7.      Joint Trading Accounts.

The Prime Obligations, Small Company Opportunity and Tax-Free Money Market Funds may not:

Participate on a joint or joint and several basis in any securities trading account.

The Established Value Fund will not participate on a joint, or a joint and several, basis in any securities trading account.

8.      Diversification.

The Small Company Opportunity and U.S. Government Obligations Funds may not:

With respect to 75% of each such Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
(b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Established Value Fund will not purchase any securities (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of its total assets would be invested in securities of any one issuer or more than 10% of the outstanding securities of any one issuer would be owned by the Trust and held by the Fund. The Fund will not concentrate more than 25% of its total assets in any one industry.


The Federal Money Market Fund may not, as to 75% of its total assets, invest more than 5% in the securities of any one issuer except securities of the U.S. government, its agencies or its instrumentalities. However, in complying with Rule 2a-7 under the 1940 Act, the Fund will operate under diversification requirements that are more restrictive than those stated above.

The Prime Obligations Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. In accordance with Rule 2a-7 , the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three days. However, in complying with Rule 2a-7, the Fund will operate under diversification requirements that are more restrictive than those stated above.

The New York Tax-Free Fund may not purchase the securities of any issuer (except the U.S. government, its agencies and instrumentalities, and the State of New York and its municipalities) if as a result more than 25% of its total assets are invested in the securities of a single issuer, and with regard to 50% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer. In determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency, of which such state is a member, is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer. With respect to non-municipal bond investments, in addition to the foregoing limitations, the Fund will not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days. The Ohio Municipal Money Market Fund will limit, with respect to 75% of its total assets, investments in one issuer to not more than 10% of the value of its total assets. The total amount of the remaining 25% of the value of its total assets could be invested in a single issuer if the Adviser believes such a strategy to be prudent.

However, in complying with Rule 2a-7, the Fund will operate under diversification requirements that are more restrictive than those stated above.The Tax-Free Money Market Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to such 5% limitation. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues guarantee or back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental issuer, a security is considered to be issued by such non-governmental issuer. However, in complying with Rule 2a-7, the Fund will operate under diversification requirements that are more restrictive than those stated above.


9.      Concentration.


The Balanced, Convertible Securities, Diversified Stock, Fund for Income, Growth, Intermediate Income, International Growth, Investment Quality Bond, Limited Term Income, Nasdaq-100 Index(R), Ohio Municipal Bond, National Municipal Bond, Special Value, Stock Index and Value Funds may not:


Purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of each such Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent each such Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

Notwithstanding the foregoing, the Nasdaq-100 Index(R) Fund will concentrate its investments in a single industry to the extent necessary to track the broad-based securities market index the performance of which the Fund attempts to duplicate.

The Federal Money Market Fund may not purchase securities if such purchase would cause more than 25% of any of its total assets to be invested in the securities of issuers in any one industry, provided however that the Fund reserves the right to concentrate in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities or U.S. bank obligations. The Fund, however, will not exercise its right to concentrate in U.S. bank obligations.

The Financial Reserves Fund may not purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

Consistent with its investment objective and policies, the Financial Reserves Fund reserves the right to concentrate its investment in obligations issued by domestic banks.

The Gradison Government Reserves Fund will not invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Institutional Money Market Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation; (ii) more than

25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

The National Municipal Bond and Ohio Municipal Bond Funds may not:

Purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of each such Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent either Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.


When investing in industrial development bonds, each such Fund will look to the source of the underlying payments. Each such Fund will not invest 25% or more of its total assets in industrial development bonds with underlying payments derived from similar projects.The New York Tax-Free Fund may not, with respect to non-municipal investments, purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if as a result of such purchase 25% or more of its total assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 15% of its net assets would be subject to repurchase agreements maturing in more than seven days. In addition, the New York Tax-Free Fund may not invest more than 25% of its total assets in securities whose interest payments are derived from revenue from similar projects.

The Ohio Municipal Money Market Fund will not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry. The Fund will not invest 25% or more of its assets in securities, the interest upon which is paid from revenues of similar type projects. The Fund may invest 25% or more of its assets in industrial development bonds. The Fund also reserves the right to concentrate investments in municipal securities that are secured by domestic bank letters of credit or guaranteed by domestic banks.


The Prime Obligations Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The Real Estate Investment Fund may not purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of its total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

Notwithstanding the foregoing, the Real Estate Investment Fund will concentrate its investments in securities in the real estate industry.

The Small Company Opportunity Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The Tax-Free Money Market Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to municipal securities or governmental guarantees of municipal securities; but for these purposes only, industrial development bonds that are backed by the assets and revenues of a non-governmental user shall not be deemed to be municipal securities.

Notwithstanding the foregoing, with respect to the Tax-Free Money Market Fund, there is no limitation with respect to certificates of deposit and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

10.     Miscellaneous.

        a.     Tax-exempt income.

The Ohio Municipal Money Market Fund may not invest its assets so that less than 80% of its annual interest income is exempt from the federal income tax and Ohio taxes.

        b.     Investing to Influence Management or to Exercise Control.

The Established Value Fund will not invest in companies for the purpose of exercising control or management.

The Federal Money Market Fund may not invest in companies for the purpose of influencing management or exercising control, and will not purchase more than 10% of the voting securities of any one issuer. This will not preclude the management of the Fund from voting proxies in its discretion.

The LifeChoice Funds may not make investments for the purpose of exercising control or management (but this shall not prevent a LifeChoice Fund from purchasing a controlling interest in one or more Underlying Portfolios consistent with its investment objectives and policies).

        c.     Margin Purchases and Short Selling.

The Federal Money Market Fund may not purchase securities on margin or sell securities short.

The Established Value Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions.

        d.     Securities of Other Investment Companies.

The Convertible Securities and the Federal Money Market Funds may not:

Purchase the securities of other investment companies except in the open market and at the usual and customary brokerage commissions or except as part of a merger, consolidation or other acquisition.

The Established Value Fund will not purchase the securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except by purchase in the open market of securities of closed-end investment companies involving only customary broker's commissions, and then only if immediately after such purchase, no more than 10% of the value of the total assets of the Fund would be invested in such securities.

        e.     Illiquid and Restricted Securities.

The Federal Money Market Fund may not invest more than 10% of its net assets in
(i) securities restricted as to disposition under the federal securities laws,
(ii) securities as to which there are no readily available market quotations, or
(iii) repurchase agreements with a maturity in excess of seven days.

The Established Value Fund will not (i) purchase securities subject to restrictions on disposition under the Securities Act or (ii) purchase securities for which no readily available market quotation exists, if at the time of acquisition more than 5% of its total assets would be invested in such securities (repurchase agreements maturing in more than seven days are included within this restriction).

        f.     Mortgage, Pledge or Hypothecation of Securities.

The Established Value Fund will not mortgage, pledge or hypothecate securities, except in connection with a permissible borrowing as set forth in fundamental investment restriction number three above, and then only in amounts not exceeding 10% of the value of its assets (taken at the lower of acquisition cost or market value).

        g.     Options.

The Established Value Fund will not write, purchase or sell puts, calls or combinations thereof.

        h.     Ownership of Portfolio Securities by Trustees or Officers.

The Established Value Fund will not purchase or retain the securities of any issuer if any Trustee or officer of the Trust is or becomes a director or officer of such issuer and owns beneficially more than 1/2 of 1% of the securities of such issuer, or if those directors, trustees and officers of the Trust and its investment adviser who are directors or officers of such issuer together own or acquire more than 5% of the securities of such issuer.

        i.     Unseasoned Issuers.

The Established Value Fund will not purchase any securities of companies which have (with their predecessors) a record of less than three years of continuous operation, if at the time of acquisition more than 5% of its total assets would be invested in such securities.

Non-Fundamental Investment Restrictions of the Funds

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board of Trustees. Changing a non-fundamental restriction does not require a vote of the holders of a majority of the Fund's outstanding voting securities.

1.      Illiquid Securities.


Each of the Balanced, Convertible Securities, Diversified Stock, Financial Reserves, Fund for Income, Growth, Institutional Money Market, Intermediate Income, International Growth, Investment Quality Bond, LifeChoice, Limited Term Income, Nasdaq-100 Index(R), National Municipal Bond, New York Tax-Free, Ohio Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Real Estate Investment, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market, U.S. Government Obligations and Value Funds may not:


Invest more than 15% (10% in the case of the Money Market Funds listed above) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.      Short Sales and Purchases on Margin.

The Balanced, Diversified Stock, Growth, Intermediate Income, International Growth, Investment Quality Bond, the LifeChoice, Limited Term Income, Ohio Municipal Bond, Prime Obligations, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market, U.S. Government Obligations and Value Funds may not:

Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund, and, with respect to the International Growth Fund, provided that this restriction shall not limit that Fund's ability to make margin payments in connection with transactions in currency future options.

The Financial Reserves and Institutional Money Market Funds may not:

(1) Purchase securities on margin (but each such Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities) or (2) make short sales of securities.

The Fund for Income and New York Tax-Free Fund may not:

Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

The Gradison Government Reserves Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions.

The National Municipal Bond Fund may not (1) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; or (2) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

The Ohio Municipal Money Market Fund may not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

The LifeChoice and Small Company Opportunity Funds:

Do not currently intend to purchase securities on margin, except that each such Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

3.      Other Investment Companies.

The Funds (except for the LifeChoice Funds) may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."


Each of the Balanced, Convertible Securities, Diversified Stock, Financial Reserves, Fund for Income, Growth, Institutional Money Market, Intermediate Income, International Growth, Investment Quality Bond, Limited Term Income, Nasdaq-100 Index(R), National Municipal Bond, New York Tax-Free, Ohio Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Real Estate Investment, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market, U.S. Government Obligations and Value Funds may:

Invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Trust from the SEC, each such Fund may invest in the other money market funds of the Trust. The Adviser will waive the portion of its fee attributable to the assets of each such Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of each such Fund are registered for sale.

The Gradison Government Reserves Fund will not purchase securities of other investment companies except in connection with a reorganization, merger, or consolidation with another open-end investment company.

The National Municipal Bond Fund may not purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. Such limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

The Ohio Municipal Money Market Fund will not invest any of its assets in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

4.      Miscellaneous.

        a.     Investment grade obligations.

Each of the National Municipal Bond, New York Tax-Free and Ohio Municipal Bond Funds may not:

Hold more than 5% of its total assets in securities that have been downgraded below investment grade.

        b.     Concentration.

For purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows:

Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of a Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).


        c.    Foreign Issuers.


The Convertible Securities Fund may not invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange.

The Federal Money Market Fund may not invest in foreign securities.


         d.   Unseasoned Issuers.


Each of the Convertible Securities and Federal Money Market Funds may not:

Invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years' operation.

The LifeChoice Funds may not:

Invest more than 5% of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation (except for the Proprietary Portfolios, but a LifeChoice Fund may invest in Underlying Portfolios that do so invest).


         e.   Mortgage, Pledge or Hypothecation of Securities or Assets.


Each of the Convertible Securities and Federal Money Market Funds may not:

Pledge or hypothecate any of its assets. For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

The Gradison Government Reserves Fund will not mortgage, pledge or hypothecate securities except in connection with permitted borrowings. The Fund has no current intention of engaging in the lending of portfolio securities.


         f.   Lending or Borrowing.


The Fund for Income will not lend any of its portfolio securities.

The Federal Money Market Fund may not (a) lend portfolio securities, (b) borrow money, or (c) invest in shares of other investment companies.

No Fund intends to borrow money for leveraging purposes.


         g.   Joint Trading Accounts.


The LifeChoice Funds may not participate on a joint or joint and several basis in any securities trading account.

Investment Restrictions of Certain Underlying Portfolios of the LifeChoice Funds

Notwithstanding the foregoing restrictions, the Other Portfolios in which the Funds may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions listed above. The investment restrictions of the Proprietary Portfolios are set forth in this SAI and the investment restrictions of the Other Portfolios are set forth in their respective statements of additional information.

INVESTMENT POLICIES

Futures and Options. Where applicable, a Fund that may engage in futures contracts and options on futures contracts may invest up to 5% of its total assets in margins and premiums and may hold up to 33-1/3% of its total assets subject to futures contracts or options thereon. The Established Value, Federal Money Market, Gradison Government Reserves, Institutional Money Market, LifeChoice, Ohio Municipal Money Market, Prime Obligations, Tax-Free Money Market and U.S. Government Money Market Funds may not invest in futures and related options.

Other Investment Companies. To the extent that a Fund invests in investment company securities, the Fund may (i) invest up to 5% in any one investment company, (ii) acquire up to 3% of the total assets of any one investment company, and (iii) hold up to 10% of its total assets in securities issued by investment companies. The Established Value, Federal Money Market and Gradison Government Reserves Funds may not invest in other investment companies.


The LifeChoice Funds. Permissible investments for the three LifeChoice Funds will correspond to the Underlying Portfolios comprising the particular LifeChoice Fund, some of which, the Proprietary Portfolios, are described in this SAI. For information on the Underlying Portfolios, see the LifeChoice Fund's Prospectus.

Federal Money Market Fund. The Federal Money Market Fund may not invest in any instrument that is considered a "derivative" for purposes of the Ohio Uniform Depository Act, including a financial instrument or contract or obligation whose value or return is based upon or linked to another asset or index, or both, separate from the financial instrument, contract, or obligation itself. Any security, obligation, trust account, or other instrument that is created from an issue of the U.S. Treasury or is created from an obligation of a federal agency or instrumentality or is created from both is considered a derivative instrument. However, the Ohio Uniform Depository Act permits investment in eligible securities that have a variable interest rate payment based on (a) U.S. Treasury bills, notes, bonds, or any other obligation or security issued by the U.S. Treasury or any other obligation guaranteed as to principal or interest by the United States, including securities issued by the Government National Mortgage Association; and (b) bonds, notes, debentures, or any other obligations or securities issued by any federal government agency or instrumentality, including but not limited to, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Bank ("FHLB"), Federal Farm Credit Bank, Federal Home Loan Mortgage Corporation ("FHMLC") and Student Loan Marketing Association ("SLMA"). The Ohio Uniform Depository Act does not permit, however, investment in (a) stripped principal or interest obligations of such eligible securities and obligations, or (b) variable-rate securities with a maximum maturity that exceeds two years.


Secondary Investment Strategies. In addition to the principal strategies described in the Prospectuses, certain Funds may engage in the secondary investment strategies outlined below. In addition to the strategies described in the following table, a Fund may engage in certain strategies as described elsewhere in this SAI.

--------------- ----------------------------------------------------------------
Balanced        o   May, but is not required to, use derivative instruments.
--------------- ----------------------------------------------------------------
Convertible     o   May invest up to 35% of its total assets in corporate debt
Securities          securities, common stock, U.S. government securities and
                    high-quality short-term debt obligations, preferred stock
                    and repurchase agreements.
                o   May invest up to 10% of its total assets in foreign debt and equity securities.
--------------- ----------------------------------------------------------------
Diversified     o   May invest up to 20% of its total assets in preferred
Stock               stocks, investment grade corporate debt securities,
                    short-term debt obligations and U.S. government obligations.
                o   May, but is not required to, use derivative instruments.
--------------- ----------------------------------------------------------------
Established     o   May invest up to 20% of its total assets in short-term U.S.
Value               government obligations, repurchase agreements, short-term
                    debt obligations and investment grade debt securities.
--------------- ----------------------------------------------------------------
Fund for        o   May, but is not required to, use derivative instruments.
Income
--------------- ----------------------------------------------------------------
Growth          o   May invest up to 20% of its total assets in preferred
                    stocks, investment-grade corporate debt securities,
                    short-term debt obligations and U.S. government obligations.
                o   May, but is not required to, use derivative instruments.
--------------- ----------------------------------------------------------------
Intermediate    o   May invest up to 35% of its total assets in high-quality,
Income              short-term debt obligations.
                o   May invest up to 20% of its total assets in preferred and
                    convertible preferred securities and separately traded
                    interest and principal component parts of U.S. Treasury
                    obligations.
                o   May invest in international bonds, foreign securities, and derivative instruments, such as futures contracts, options and securities that may have warrants or options attached.
--------------- ----------------------------------------------------------------
International   o   May invest up to 35% of its total assets in cash equivalents
Growth              and fixed income securities, including U.S. government
                    obligations.
                o   May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment      o   May invest up to 20% of its total assets in preferred and
Quality Bond        convertible preferred securities, and separately traded
                    interest and principal component parts of U.S. Treasury obligations.
                o   May invest up to 35% of its total assets in high quality,
                    short-term debt obligations.

                o   May, but is not required to, use derivative instruments.

--------------- ----------------------------------------------------------------
LifeChoice      o   Each LifeChoice Fund may invest a limited portion of its
Funds               assets directly in high quality short-term debt obligations, commercial paper, certificates of

                    deposit, bankers' acceptances, repurchase agreements with maturities of less than seven days, debt obligations backed by the full faith and credit of the U.S. government, and demand time deposits of domestic and foreign banks and savings and loan associations.

--------------- ----------------------------------------------------------------
Limited Term    o   May invest up to 20% of its total assets in preferred and
                    convertible Income Fund preferred securities, and separately traded interest and principal component parts of U.S.
                    Treasury obligations.

                o   May invest in international bonds, foreign securities, and derivative instruments, such as futures contracts and
                    securities that may have warrants or options attached.
--------------- ----------------------------------------------------------------
National Muni   o   May, but is not required to, use derivative instruments.
Bond
--------------- ----------------------------------------------------------------
New York        o   May, but is not required to, use derivative instruments.
Tax-Free
--------------- ----------------------------------------------------------------
Ohio Muni       o   May, but is not required to, use derivative instruments.
Bond
--------------- ----------------------------------------------------------------
Real Estate     o   May invest up to 20% of its total assets in securities of
Investment          foreign real estate companies and American Depositary
                    Receipts (ADRs).
                o   May, but is not required to, use derivative instruments.
--------------- ----------------------------------------------------------------
Small Company   o   May invest up to 20% of its total assets in: equity
Opportunity         securities of larger companies (those with market
                    capitalizations in the top 20% of the 5,000 largest U.S.
                    companies); investment-grade securities; preferred stocks;
                    short-term debt obligations; and repurchase agreements.
--------------- ----------------------------------------------------------------
Special Value   o   May invest up to 20% of its total assets in investment-grade debt securities and preferred stocks.
                o   May, but is not required to, use derivative instruments.
--------------- ----------------------------------------------------------------
Value           o   May invest up to 20% of its total assets in investment-grade corporate debt securities, preferred stock, short-term debt obligations and U.S. government obligations.
                o   May, but is not required to, use derivative instruments.
--------------- ----------------------------------------------------------------

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies, and limitations, including certain transactions the Funds may make and strategies they may adopt. The following also contains a brief description of the risk factors related to these securities. The Funds may, following notice to their shareholders, take advantage of other investment practices which presently are not contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus and this SAI.

Eligible Securities for Money Market Funds. High-quality investments are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from a nationally recognized statistical ratings organization ("NRSRO") or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments described in (i) and (ii). For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above described securities which may be purchased by the Money Market Funds are referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Funds maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.

The weighted average maturity of the U.S. Government Obligations Fund will usually be 60 days or less since rating agencies normally require shorter maturities. However, the permitted weighted average maturity for the U.S. Government Obligations Fund is 90 days.

The Appendix of this SAI identifies each NRSRO which may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

U.S. Corporate Debt Obligations. U.S. corporate debt obligations include bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities, and zero coupon obligations. Bonds, notes, and debentures in which the Funds may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value per share ("NAV").

Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, each Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See "Foreign Securities" for a description of risks associated with investments in foreign securities.) These temporary defensive measures may result in performance that is inconsistent with a Fund's investment objective.

Short-Term Corporate Obligations. Short-term corporate obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances. The Balanced, Special Value, Stock Index and Real Estate Investment Funds each may invest up to 35%, 20%, 33-1/3% and 20%, respectively, of its total assets in short-term corporate debt obligations.

Demand Features. A Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. Each Municipal Bond Fund may invest in demand features without limit. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Bank Deposit Instruments. Certificates of deposit ("CDs") are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. The Funds listed above may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund. The Ohio Municipal Money Market and Tax-Free Money Market Funds may each invest up to 20% of its assets in bank deposit instruments.

Eurodollar Obligations. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank. The Financial Reserves, Institutional Money Market and Prime Obligations Funds may each invest up to 25% of its total assets in Eurodollar obligations. The Ohio Municipal Money Market and Tax-Free Money Market Funds may each invest up to 20% of its total assets in these instruments.


Yankee Certificates of Deposit . Yankee certificates of deposit are issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Prime Obligations Fund may invest in Yankee certificates of deposit without limit.

Canadian Time Deposits. Canadian time deposits are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.


Commercial Paper. Commercial paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Ohio Municipal Money Market and Tax-Free Money Market Funds may each invest up to 20% of its total assets in taxable commercial paper. In addition to corporate issuers, tax-exempt commercial paper also may be issued by borrowers that issue municipal securities. See "Municipal Securities" below.

The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this SAI.

International Bonds. International bonds include Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). The Intermediate Income, Investment Quality Bond and Limited Term Income Funds each may invest up to 20% of its total assets in Yankee Bonds. International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary
Fund). (See "Foreign Debt Securities" for a description of risks associated with investments in foreign securities.)

Foreign Debt Securities. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those prevalent in the U.S. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; there may be political or social instability; there may be increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing a Fund's investments. A Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments. The Intermediate Income, Investment Quality Bond, Limited Term Income and International Growth Funds each may invest up to 20% of its total assets in foreign debt securities. The Balanced Fund may invest up to 10% of its total assets in these securities.

Repurchase Agreements.


General. Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). The Balanced, Convertible Securities, Fund for Income, Intermediate Income, Investment Quality Bond, Limited Term Income and International Growth Funds each may invest up to 35% of its total assets in repurchase agreements. The Ohio Municipal Money Market, Tax-Free Money Market, National Municipal Bond, Ohio Municipal Bond, Diversified Stock, Established Value, Growth, Real Estate Investment, Small Company Opportunity, Special Value, Stock Index and Value Funds each may invest up to 20% of its total assets in repurchase agreements. The New York Tax-Free Fund may invest up to 10% of its total assets in these instruments. Subject to the conditions of an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Funds into a single transaction.


If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

Convertible Securities and Federal Money Market Funds. With respect to repurchase agreement transactions entered into by the Convertible Securities Fund, the underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments. With respect to repurchase agreement transactions entered into by the Federal Money Market Fund, the underlying securities are bonds, notes or other obligations of or guaranteed by the United States, or those for which the faith of the United States is pledged for the payment of principal and interest thereon, and bonds, notes, debentures or any other obligations or securities in which the Fund may invest.

A Fund will not enter into repurchase agreements with maturities of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of its net assets (10% of net assets with respect to the Money Market Funds) would be so invested. Repurchase agreements are considered to be loans by the Funds collateralized by the underlying securities.

Reverse Repurchase Agreements. A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Pursuant to such an agreement, a Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or liquid securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.


Short-Term Funding Agreements. Short-term funding agreements (sometimes referred to as guaranteed interest contracts or "GICs") issued by insurance companies. Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest which is based on an index. The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed, for Money Market Funds, 10% of the Fund's net assets and for all other Funds, 15% of the Fund's net assets. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The Financial Reserves, Institutional Money Market and Prime Obligations Funds each may invest up to 10% of its net assets in short-term funding agreements.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. The Balanced, Convertible Securities, Intermediate Income, International Growth and Investment Quality Bond Funds may each invest up to 35% of its total assets in variable amount master demand notes. The Diversified Stock, Growth, National Municipal Bond, New York Tax-Free, Ohio Municipal Money Market, Ohio Municipal Bond, Real Estate Investment, Special Value, Tax-Free Money Market and Value Funds may each invest up to 20% of its total assets in variable amount master demand notes.


Variable Rate Demand Notes. Variable rate demand notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Funds also may invest in participation variable rate demand notes, which provide a Fund with an undivided interest in underlying variable rate demand notes held by major investment banking institutions. Any purchase of variable rate demand notes will meet applicable diversification and concentration requirements.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

The maturities of variable or floating rate notes are determined as follows:

1. A variable or floating rate note that is issued or guaranteed by the U.S. government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable or floating rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable or floating rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A variable or floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.


As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice. The Convertible Securities Fund may invest up to 35% of its total assets in variable and floating rate notes and the Established Value Fund may invest up to 20% of its total assets in these securities. The Fund for Income may invest up to 35% of its total assets in variable and floating rate U.S. government securities.

Prime Rate Indexed Adjustable Rate Securities. Floating rate notes include prime rate-indexed adjustable rate securities, which are securities whose interest rate is calculated based on the prime rate, that is, the interest rate that banks charge to their most creditworthy customers. The prime rate is determined by market forces affecting a bank's cost of funds and the rates that borrowers will accept. The prime rate tends to become standard across the banking industry when a major bank moves its prime rate up or down. The Federal Money Market, Financial Reserves, Gradison Government Reserves, Institutional Money Market and Prime Obligations Funds each may invest up to 10% of its total assets in prime rate indexed adjustable rate securities.


Extendible Debt Securities. Extendible debt securities are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, a Fund may treat Extendible Debt Securities as maturing on the next optional retirement date.


Receipts. Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as "separately traded registered interest and principal securities" ("STRIPS") and "coupon under book entry safekeeping" ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury receipts ("TRs"), Treasury investment growth receipts ("TIGRs"), and certificates of accrual on Treasury securities ("CATS"). The Fund for Income may invest up to 20% of its total assets in U.S. government security receipts. The Diversified Stock, Established Value, Growth, Intermediate Income, International Growth, Investment Quality Bond, Limited Term Income, Real Estate Investment, Small Company Opportunity, Stock Index and Value Funds each may invest up to 20% of its total assets in receipts. The Balanced Fund may invest up to 10% of its total assets in these securities.


Zero Coupon Bonds. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently. This fluctuation increases in accordance with the length of the period to maturity. The Financial Reserves, Institutional Money Market, Prime Obligations and the Municipal Bond Funds may invest in zero coupon bonds without limit. The Gradison Government Reserves and U.S. Government Obligations Funds may invest in zero coupon U.S. government securities without limit. The Ohio Municipal Money Market and Tax-Free Money Market Funds each may invest in tax-exempt zero coupon bonds without limit. Each Taxable Bond Funds may invest up to 20% of its total assets in zero coupon bonds (the Fund for Income may only invest in zero coupon U.S. government securities).

High-Yield Debt Securities. High-yield debt securities are below-investment grade debt securities, commonly referred to as "junk bonds" (those rated Ba to C by Moody's Investors Service ("Moody's") or BB to C by Standard & Poor's ("S&P")), that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of high-yield debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of high-yield debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

The market for high-yield debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, high-yield debt securities will be valued in accordance with procedures established by the Trust's Board of Trustees, including the use of outside pricing services.

Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value high-yield debt securities and a Fund's ability to sell these securities.

Since the risk of default is higher for high-yield debt securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis by the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

The Convertible Securities Fund. The Convertible Securities Fund will purchase convertible securities that may or may not be rated by an NRSRO. When purchasing rated securities, the Fund may make substantial investments in securities rated Baa, Ba B or Caa by Moody's and BB, BB, B or CCC by S&P.

The Convertible Securities Fund is not restricted from investing in below-investment grade securities. However, the Fund will not invest in securities rated Ba or lower by Moody's or BB or lower by S&P or unrated securities, unless the Adviser believes that positive factors mitigate or reduce the investment risks and that the investment is expected to provide a return commensurate with such risks. Positive factors would include operating strengths or improvements, such as growing market share or improved cost structure or margins, that would enable a company to service its debt with a wider margin of comfort than anticipated by rating agencies.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Each Municipal Bond Fund may invest up to 20% of its total assets in loan participations.

Securities of Other Investment Companies. A Fund (other than the LifeChoice Funds) may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an SEC exemptive order, a Fund may invest in the money market funds of the Trust. The Adviser will waive its investment advisory fee with respect to assets of a Fund invested in any of the Money Market Funds of the Trust, and, to the extent required by the laws of any state in which a Fund's shares are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies. The LifeChoice Funds may invest in the Proprietary Portfolios without limitation. See "Investment Policies and Limitations -- The LifeChoice Funds" in this SAI.


U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Balanced Fund may invest up to 60% of its total assets in U.S. government securities. The Convertible Securities and International Growth Funds each may invest up to 35% of its total assets in these securities. The Ohio Municipal Money Market Fund, the Municipal Bond Funds, and the Diversified Stock, Established Value, Growth, Real Estate Investment, Small Company Opportunity, Special Value, Stock Index (only U.S. Treasuries) and Value Funds each may invest up to 20% of its total assets in U.S. government securities.

Tennessee Valley Authority. The Tennessee Valley Authority ("TVA"), a federal corporation and the nation's largest public power company, issues a number of different power bonds, quarterly income debt securities ("QUIDs") and discount notes to provide capital for its power program. TVA bonds include: global and domestic power bonds, valley inflation-indexed power securities, which are indexed to inflation as measured by the Consumer Price Index, and putable automatic rate reset securities, which are 30-year non-callable securities. QUIDs pay interest quarterly, are callable after five years, and are due at different times. TVA discount notes are available in various amounts and with maturity dates less than one year from the date of issue. Although TVA is a federal corporation, its securities are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government will provide financial support to this instrumentality.


Municipal Securities. Municipal securities are obligations, typically bonds and notes, issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities, and instrumentalities, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Two specific types of municipal securities are "Ohio Tax-Exempt Obligations" and "New York Tax-Exempt Obligations." Ohio Tax-Exempt Obligations are municipal securities issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and Ohio personal income tax. New York Tax-Exempt Obligations are municipal securities issued by the State of New York and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and New York personal income tax.

Generally, municipal securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Municipal securities may include fixed, variable, or floating rate obligations. Municipal securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts). Each Municipal Bond Fund may invest in refunding contracts without limit.

The two principal categories of municipal securities are "general obligation" issues and "revenue" issues. Other categories of municipal securities are "moral obligation" issues, private activity bonds, and industrial development bonds.

The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation, and the rating(s) of the issue. There are variations in the quality of municipal securities, both within a particular category of municipal securities and between categories. Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

The term "municipal securities," as used in this SAI, includes private activity bonds issued and industrial development bonds by or on behalf of public authorities to finance various privately-operated facilities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The term "municipal securities" also includes short-term instruments issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, such as short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Additionally, the term "municipal securities" includes project notes, which are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. The Intermediate Income, Investment Quality Bond and Limited Term Income Funds each may invest in tax, revenue and bond anticipation notes without limit.

An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code. Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio. Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities. If such proposals were enacted, the availability of municipal securities and their value would be affected.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

General obligation issues are backed by the full taxing power of a state or municipality and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue issues or special obligation issues are backed only by the revenues from a specific tax, project, or facility. "Moral obligation" issues are normally issued by special purpose authorities.

Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor). Each Municipal Bond Fund may invest in revenue bonds and resource recovery bonds without limit.

Private activity bonds, as discussed above, may constitute municipal securities depending on their tax treatment. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer normally will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be municipal securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term "municipal securities" if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and state personal income tax. Funds that invest in private activity bonds may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users.

Project notes are secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the project notes, although the issuing agency has the primary obligation with respect to its project notes.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Insured investments are covered by an insurance policy applicable to a specific security, either obtained by the issuer of the security or by a third party from a private insurer. Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance. Such policies are noncancellable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer generally unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer will be responsible for such payments less any amounts received by the bondholder from any trustee for the municipal bond issuers or from any other source. The insurance does not guarantee the payment of any redemption premium, the value of the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal bonds. With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds. This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of a Fund.

The ratings of NRSROs represent their opinions as to the quality of municipal securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

The Adviser believes that it is likely that sufficient municipal securities will be available to satisfy investment objective and policies of each Fund that invests in municipal securities ("Municipal Bond Funds"). In meeting its investment policies, a Municipal Bond Fund may invest part of its total assets in municipal securities which are private activity bonds. Moreover, although no Municipal Bond Fund currently intends to do so on a regular basis, each such Fund may invest more than 25% of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other municipal securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Adviser.

Risk Factors Associated with Certain Issuers of Municipal Securities. A number of factors could impair a municipal issuer's ability to service its debt.

        General Obligation. The following may negatively affect a general obligation issuer's debt service ability: reduced voter support for taxes; statutory tax limits; a reduction in state and/or federal support; adverse economic, demographic and social trends; and loss of a significant taxpayer, such as the closing of a major manufacturing plant in a municipality that is heavily dependent on that facility.

        Hospital and Health Care Facilities. The following may negatively affect hospital and health care facilities that issue municipal securities: changes in federal and state statutes, regulations, and policies affecting the health care industry; changes in policies and practices of major managed care providers, private insurers, third party payors and private purchasers of health care services; reductions in federal Medicare and Medicaid payments; insufficient occupancy; large malpractice lawsuits.

        Housing. The following may diminish these issuers' ability to service debt: accelerated prepayment of underlying mortgages; insufficient mortgage origination due to inadequate supply of housing or qualified buyers;

higher than expected default rates on the underlying mortgages; losses from receiving less interest from escrowed new project funds than is payable to bondholders

        Utilities. The following may impair the debt service ability of utilities: deregulation; environmental regulations; and adverse population trends, weather conditions and economic developments.

        Mass Transportation. The following could negatively affect airport facilities: a sharp rise in fuel prices; reduced air traffic; closing of smaller, money-losing airports; adverse local economic and social trends; changes in environmental, Federal Aviation Administration and other regulations. The following could affect ports: natural hazards, such as drought and flood conditions; reliance on a limited number of products or trading partners; changes in federal policies on trade, currency and agriculture. The debt service ability of toll roads is affected by: changes in traffic demand resulting from adverse economic and employment trends, fuel shortages, and sharp fuel price increases; dependence on tourist-oriented economies; and declines in motor fuel taxes, vehicle registration fees, license fees, and penalties and fines.

        Higher Education. The following could diminish a higher education issuer's debt service ability: legislative or regulatory actions; local economic conditions; reduced enrollment; increased competition with other universities or colleges; reductions in state financial support and the level of private grants.


In addition, there are certain risks associated with the concentration of investments in the banking industry when municipal securities are credit enhanced by bank letters of credit. or guaranteed by banks, which could occur in the Ohio Municipal Money Market Fund. These investments may be susceptible to adverse events affecting the banking industry.


Ohio Tax-Exempt Obligations. As used in the Prospectuses and this SAI, the term "Ohio Tax-Exempt Obligations" refers to debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms "income tax" and "taxation" do not include any possible incidence of any alternative minimum tax). Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation (including, in certain cases, any alternative minimum tax) and Ohio personal income tax. A Fund which invests in Ohio Tax-Exempt Obligations may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. See "Dividends, Distributions, and Taxes" in the Prospectuses.

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds' tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. A 1988 decision of the U.S. Supreme Court held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by a Fund and the value of its portfolio.

The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income, including retroactively to the date of issuance.

A Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any original issue discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations. A Fund also may invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

Municipal Lease Obligations. Municipal lease obligations and participation interests therein, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Each Municipal Bond Fund may invest up to 30% of its total assets in municipal lease obligations.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include

"non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

Below-Investment Grade Municipal Securities. No Municipal Bond Fund currently intends to invest in below-investment grade municipal securities. However, each Municipal Bond Fund may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade. While the market for municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund's ability to dispose of below-investment grade securities. Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board of Trustees believes accurately reflects fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

A Municipal Bond Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Federally Taxable Obligations. No Municipal Bond Fund intends to invest in securities whose interest is federally taxable; however, from time to time, a Municipal Bond Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, a Municipal Bond Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares of portfolio securities. Each Municipal Bond Fund may invest up to 20% of its total assets in taxable obligations. In addition, the Tax-Free Money Market Fund may invest up to 20% of its total assets in taxable obligations.

Should a Municipal Bond Fund invest in federally taxable obligations, it would purchase securities which in the Adviser's judgment are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The Municipal Bond Funds' standards for high quality taxable obligations are essentially the same as those described by Moody's in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of A-1 and A-2. In making high quality determinations a Municipal Bond Fund also may consider the comparable ratings of other NRSROs.

The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of the Municipal Bond Funds' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Municipal Bond Funds' holdings would be affected and the Trustees would reevaluate the Funds' investment objective and policies.

The Municipal Bond Funds anticipate being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, a Municipal Bond Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Municipal Bond Fund may be required to sell securities at a loss.

Refunded Municipal Bonds. Investments by a Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities are considered to be investments in U.S. government obligations for purposes of the diversification requirements to which the Funds is subject under the 1940 Act. As a result, more than 5% of a Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

When-Issued Securities. A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.


Delayed-Delivery Transactions. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.


When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Mortgage-Backed Securities--In General. Mortgage-backed securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase mortgage-backed securities at a premium or at a discount. Among the U.S. government securities in which a Fund may invest are Government mortgage-backed securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares. Each Money Market Fund may invest in mortgage-backed securities without limit. The Balanced Fund may invest up to 40% of its total assets in mortgage-backed securities. Each Municipal Bond Fund and the Convertible Securities Fund may invest up to 35% of its total assets in tax-exempt mortgage-backed securities. The Diversified Stock Fund may invest up to 20% in these securities.

Federal Farm Credit Bank Securities. A U.S. government-sponsored institution, the Federal Farm Credit Bank consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises. The Federal Farm Credit Bank sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities, and adjustable rate securities through a national syndicate of securities dealers. Several dealers also maintain an active secondary market in these securities. Federal Farm Credit Bank Securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Federal Home Loan Bank Securities. Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, the Federal Home Loan Bank System (the "FHLB"), created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. The FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution. FHLB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.


U.S. Government Mortgage-Backed Securities. Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities. Some such obligations, such as those issued by GNMA are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.


The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

GNMA Certificates. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

FHLMC Securities. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates, and collateralized mortgage obligations ("CMOs"). Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

SLMA Securities. Established by federal decree in 1972 to increase the availability of education loans to college and university students, the Student Loan Marketing Association ("SLMA") is a publicly traded corporation that guarantees student loans traded in the secondary market. SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies. SLMA issues short- and medium-term notes and floating rate securities. SLMA securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Collateralized Mortgage Obligations. Mortgage-backed securities also may include CMOs. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. The Balanced Fund may invest up to 40% of its total assets in CMOs. The Convertible Securities and International Growth Funds may each invest up to 35% of its total assets in CMOs. Each Municipal Bond Fund may invest up to 25% of its total assets in CMOs. The Diversified Stock Fund may invest up to 20% of its total assets in these securities.

Non-Government Mortgage-Backed Securities. A Fund may invest in mortgage-related securities issued by non-government entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a non-government mortgage-backed security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.


Forward Roll Transactions. A Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold. The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll. For financial reporting and tax purposes, the Fund treats each forward roll transaction as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into forward roll transactions that are accounted for as a financing.

Asset-Backed Securities. Asset-backed securities are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. The Prime Obligations Fund may invest up to 25% of its total assets in asset-backed securities. The Municipal Bond and Taxable Bond Funds each may invest up to 35% of its total assets in these securities and the Balanced Fund may invest up to 20% of its total assets in these securities.

Forward contracts. The Balance Fund and International Growth Fund may enter into forward currency exchange contracts ("forward contracts"). A forward contract involves an obligation to buy or sell a specific currency at a future date, that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). Each Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the managers determine that there is a pattern of correlation between the two currencies. Each Fund may also buy and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when the managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the funds' portfolio. Each Fund's custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody's or S&P or, if unrated, deemed by the managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Funds' total assets committed to the forward foreign currency exchange contracts requiring the funds to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Funds' commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), a U.S. governmental agency, the CFTC may in the future assert authority to regulate these contracts. In such event, the Funds' ability to utilize forward foreign currency exchange contracts may be restricted. The Funds generally will not enter into a forward contract with a term of greater than one year. The Funds will not enter into forward currency exchange contracts or maintain a net exposure to such contracts where the completion of the contracts would obligate the Funds to deliver an amount of currency other than U.S. dollars in excess of the value of the Funds' portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.


Futures and Options


Futures Contracts. A Fund may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.


A Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for a Fund than might later be available in the market when it effects anticipated purchases.

A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. A Fund also may enter into futures contracts as a temporary substitute to maintain exposure to a particular market or security pending the purchase or sale of that security.


A Fund's ability to use futures trading effectively depends on several factors. First, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or its underlying stock index, limiting a Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Fourth, a Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes also may result in poorer overall performance than if a Fund had not entered into any futures transactions. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. Fifth, there is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.


The Trust has undertaken to restrict their futures contract trading as follows:
First, the Trust will not engage in transactions in futures contracts for speculative purposes. Second, the Trust will not market its Funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets. Third, the Trust will disclose to all prospective shareholders the purpose of and limitations on its Funds' commodity futures trading. Fourth, the Trust will submit to the CFTC special calls for information. Accordingly, registration as a Commodities Pool Operator with the CFTC is not required.


In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code's requirements for qualification as a registered investment company and a Fund's intention to qualify as such.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market which also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It also is possible that the Funds could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There also is the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.


Options. The following Funds may write (i.e. sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio:
Balanced, Diversified Stock, Growth, International Growth, Small Company Opportunity, Special Value, Stock Index and Value Funds . Each of these Funds may write covered calls on up to 25% of its total assets. The Real Estate Investment Fund may write covered calls and puts on up to 25% of its total assets. In addition, the Fund for Income may write covered call options on up to 25% of its total assets and may also invest up to 5% of its total assets to purchase options or to close out open options transactions. A Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised, except that the Small Company Opportunity Fund may write uncovered calls or puts on up to 5% of its total assets, that is, put or call options on securities that it does not own. The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option. A Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. A Fund also may write call options as a partial hedge against a possible stock market decline. In view of its investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. A Fund retains the risk of loss should the value of the underlying security decline. A Fund also may enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of a Fund's ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Convertible Securities Fund. The Convertible Securities Fund may purchase and write call options that are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. The Fund may write call options only if they are covered, on portfolio securities amounting to up to 25% of its total assets, and the options must remain covered so long as the Fund is obligated as a writer.


Puts. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest which a Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by a Fund to facilitate the liquidity of its portfolio assets. Puts also may be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets. See "Variable and Floating Rate Notes" and "Valuation" in this SAI.


A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intend to acquire puts only from dealers, banks, and broker-dealers which, in the Adviser's opinion, present minimal credit risks.

The Small Company Opportunity Fund may write uncovered put options from time to time. Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter. The Small Company Opportunity Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Small Company Opportunity Fund has written, however, the Small Company Opportunity Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Small Company Opportunity Fund also may purchase index put and call options and write index options. Through the writing or purchase of index options, the Small Company Opportunity Fund can achieve many of the same objectives as through the use of options on individual securities. Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.


Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment).


Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over -the-counter options, non-government stripped fixed-rate mortgage-backed securities, and securities which the Adviser determines to be illiquid.


However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees.

If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity. Each of the Money Market Funds may invest up to 10% of its net assets in illiquid securities.

Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. The Convertible Securities, Prime Obligations, Intermediate Income, Investment Quality Bond and Limited Term Income Funds may invest in restricted securities without limit. The Balanced, International Growth and Small Company Opportunity Funds each may invest up to 35% of its total assets in these securities. The Diversified Stock, Growth, Special Value, Stock Index and Value Funds each may invest up to 20% of its total assets in these securities. The Real Estate Investment Fund may invest up to 15% of its total assets in restricted securities. The Ohio Municipal Money Market and Tax-Free Money Market Funds each may invest 20% of its total assets in taxable restricted securities. The Federal Money Market Fund may invest up to 10% of its net assets in these securities.

Securities Lending Transactions. The Funds (with the exception of the tax-exempt funds) may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. KeyBank National Association an affiliate of the Adviser ("KeyBank"), serves as lending agent for the Funds, except the tax-exempt funds, pursuant to a Securities Lending Agency Agreement that was approved by the Trustees of the Funds. Under the Funds' current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. Pursuant to an SEC exemptive order, KeyBank has entered into an arrangement with the Funds whereby KeyBank receives a fee based on a percentage of the net returns generated by the lending transactions. Under the Securities Lending Agency Agreement, KeyBank receives a pre-negotiated percentage of the net earnings on the investment of the collateral. The Funds will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940
Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Trustees. The Funds will limit their securities lending to 33-1/3% of total assets.


Short Sales Against-the-Box. The Funds will not make short sales of securities, other than short sales "against-the-box." In a short sale against-the-box, a Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Investment Grade and High Quality Securities. The Funds may invest in "investment grade" obligations, which are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in the Appendix. "High-quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by S&P or "P-1" or "P-2" by Moody's) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board of Trustees.


Participation Interests. The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership.

The Funds invest in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.


Warrants. Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Each Equity Fund, other than the Convertible Securities Fund, may invest up to 10% of its total assets in warrants. The Convertible Securities Fund may invest up to 5% of its total assets in warrants that are attached to the underlying securities.


Convertible and Exchangeable Debt Obligations. A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible debt obligations are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible debt obligations. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company. Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible debt obligation also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible debt obligation generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligation or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.

Synthetic Convertibles. The Convertible Securities Fund also may invest in "synthetic convertibles". A synthetic convertible is created by combining separate securities which possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.


A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Refunding Contracts. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments. A Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Funds may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily, the Funds may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time. The Funds may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Funds would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.


Foreign Investments. A Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject a Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks. The Balanced, Convertible Securities, Diversified Stock, Growth, Small Company Opportunity, Special Value and Value funds each may invest up to 10% in ADRs.


The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.


Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. The Real Estate Investment Fund may invest up to 20% of its total assets in foreign equity securities traded on a foreign exchange. The Balanced Fund may invest up to 10% of its total assets in these securities.


Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisers will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.


The International Growth Fund currently invests in the securities (including sponsored and unsponsored ADRs) of issuers based in a number of foreign countries. The Adviser and Indocam International Investment Services, S.A. ("IIIS"), the sub-adviser of the International Growth Fund, continuously evaluate issuers based in countries all over the world. Accordingly, the Fund may invest in the securities of issuers based in any country, subject to approval by the Trustees, when such securities meet the investment criteria of the Adviser and IIIS and are consistent with the investment objective and policies of the Fund.

Preferred Stocks. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. The Convertible Securities, International Growth, Diversified Stock, Growth, Intermediate Income, Investment Quality Bond, Limited Term, Real Estate Investment, Small Company Opportunity, Special Value and Value Funds each may invest up to 35% of its total assets in preferred stocks.

Real Estate Investment Trusts. Real Estate Investment Trusts ("REITs") are corporations or business trusts that invest in real estate, mortgages or real estate-related securities. REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest in and own real estate properties. Their revenues come principally from rental income of their properties. Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio. Mortgage REITs deal in investment and ownership of property mortgages. These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages. The Balanced, Convertible Securities, Diversified Stock, Established Value, International Growth, Real Estate Investment, Small Company Opportunity, Special Value, and Value Funds each may invest up to 25% of its total assets in REITs. The Growth and Stock Index Funds each may invest up to 20% of its total assets in REITs. The Real Estate Investment Fund has no limits on investing in REITs.

Exchange Traded Funds. Exchange Traded Funds ("ETFs") are investment companies whose primary objective are to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities which replicates, or is a representative sample of, a particular index and which is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF's underlying portfolio securities. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

        Risk Factors Associated With Investments in ETFs. ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline. An overall decline in stocks comprising an ETF's benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

        Other risks associated with ETFs include: (i) the possibility that an ETF's distributions may decline if the issuers of the ETF's portfolio securities fail to continue to pay dividends; and (ii) that under certain circumstances an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.


ADDITIONAL INFORMATION CONCERNING OHIO ISSUERS

The Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease - purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, a population increase of 4.57% from 1990. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, in recent years except 1999 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998, 4.3% vs. 4.2% in 1999, and with State rates slightly higher than national rates in January through March and September and October 2000 but the same or slightly lower in April through August). The unemployment rate and its effects vary among geographic areas of the State.


There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund ("BSF," a cash and budgetary management fund) to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.

The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million has been transferred to school building assistance, $46.3 million to the BSF, $90 million to supply classroom computers and for interactive video distance learning, and the remaining amount to the State income tax reduction fund.


The GRF appropriations acts for the current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were passed in June 1999 and promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the appropriations bills as introduced, and were included in the bills versions as passed by the House and the Senate and in the acts as passed and signed.

From the June 30, 2000 FY ending GRF fund balance of over $855 million, transfers were made in amounts of $610 million to the income reduction fund and $49 million to the BSF. The BSF had a December 20, 2000 balance of over $1 billion.


The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)


By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At December 20, 2000, $1.72 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding . The only such State debt at that date authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($29.6 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.27 billion outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($131.4 million outstanding, with no more than $50 million to be issued in any one year).


The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.


A constitutional amendment approved by the voters in 1999 authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($130.1 million outstanding as of December 20, 2000) and facilities for state supported and assisted institutions of higher education ($300 million outstanding).

That 1999 amendment also provided that State general obligation debt and other debt represented by direct obligations of the State (including lease-rental obligations authorized by the Ohio Building Authority and by the Treasurer and previously by the Ohio Public Facilities Commission ), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

A constitutional amendment approved by Ohio electors in November 2000 authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50,000,000 in principal amount may be issued in any FY and not more than $200,000,000 in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes will be State general obligations, and those for revitalization purposes will be special obligations of the State payable from revenues and receipts to be designated by the General Assembly.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Building Authority and the State Treasurer, and previously by the Ohio Public Facilities Commission , over $4.83 billion of which were outstanding at December 20, 2000.

In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of December 20, 2000) to be approximately $28 million (of which $23.9 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund " approach funded essentially from program revenues.)

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease -purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.


Local school districts in Ohio receive a major portion (state - wide aggregate of less than 50% in FY 2000) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 125 districts (as of December 20, 2000) on voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." In May 2000 the Ohio Supreme Court in a 4-3 decision concluded , as it had in 1997, that the State, even after crediting significant gubernatorial and legislative steps in recent years, did not comply with that requirement. It set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity. The Court maintains continuing jurisdiction, and has scheduled for June 2001 further review by it of State responses to its ruling. With particular respect to funding sources, the Supreme Court repeated its conclusion that property taxes no longer may be the primary means of school funding in Ohio, noting that recent efforts to reduce that historic reliance have been laudable but in its view insufficient. A small number of the State's 611 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans).


Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.


For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) As of December 20, 2000, six municipalities were in "fiscal emergency" status and two in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision was applied to 10 districts with three on preliminary "fiscal watch" status.


At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charmer provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

ADDITIONAL INFORMATION CONCERNING NEW YORK ISSUERS

The New York Tax-Free Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which the New York Tax-Free Fund will invest will change from time to time. The New York Tax-Free Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the New York Tax-Free Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. The New York Tax-Free Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

The New York Tax-Free Fund may invest in municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the city of New York (the "City") and political subdivisions thereof and/or their agencies.

New York State. New York State's current fiscal year began on April 1, 2000 and ends on March 31, 2001. On March 30, 2000, the State adopted the debt service portion of the budget for the 2000-01 fiscal year; the remainder of the budget was enacted by the State Legislature on May 5, 2000, 35 days after the statutory deadline of April 1. Governor George E. Pataki approved the budget as passed by the Legislature. Prior to passing the budget, the State enacted interim appropriations that permitted it to continue its operations. Following enactment of the budget, the State prepared a Financial Plan that sets forth projected receipts and disbursements based on the actions taken by the Legislature. The State expects to update the Financial Plan quarterly.


Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the Financial Plan. These forces may affect the State unpredictably from year to year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of national and State economic changes.


2000-01 State Financial Plan. Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds the Capital Projects Funds, and the Debt Service Funds. The fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.


The General Fund. The General Fund is the State's principal operating fund and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

Total General Fund receipts are projected to be $38.47 billion, an increase of $1.12 billion from the revised 1999-2000 estimate. Miscellaneous receipts and transfers from other funds are expected to fall in 2000-01 reflecting the continued impact of the phase-out of assessments on medical providers and a reduction in amounts available for transfer to the General Fund , especially from the Clean Water/Clean Air Fund.Personal Income Tax.

The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based, with certain modifications, on federal definitions of income and deductions. Personal income tax collections for 2000-01 are projected to reach $23.06 billion, an increase of $2.28 billion or 11% over 1999-2000. The large increase in income tax liability in recent years has been supported by the continued surge in taxable income attributable to the rapid growth in equity markets and significant growth in the wages associated with Wall Street bonuses. Stock market growth and the large income gains that have resulted from that growth are expected to moderate in 2000. Growth in 2000-01 receipts is offset by deposits into the School Tax Relief Fund which provides the revenue resources to finance the STAR tax reduction program. The incremental value of this deposit in 2000-01 is $2.02 billion which includes an additional $1.2 billion deposit in the School Tax Relief Fund as a reserve against the 2001-02 cost of the STAR program. In addition, $250 million of 2000-01 personal income tax receipts will be deposited in the Debt Reduction Reserve Fund.

User Taxes and Fees. User taxes and fees are comprised of three-quarters of the State's 4% sales and use tax, cigarette, tobacco products, alcoholic beverage, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of the motor fuel tax and motor vehicle registration fees and all of the highway use taxes and fees. Receipts from user taxes and fees are projected to total $7.05 billion, a decrease of $375 million from 1999-2000. The decline in this category reflects the incremental impact of approximately $510 million in already enacted tax reductions, and the additional earmarking of motor fuel tax receipts to the Dedicated Highway and Bridge Trust Fund and the Dedicated Mass Transportation Trust Fund. Adjusted for these changes, the underlying growth of receipts in this category is projected at 4% The largest source of receipts in this category is the sales and use tax which accounts for nearly 84% of projected receipts. Sales tax receipts are responsive to economic trends such as growth in income, prices, employment, and consumer confidence. Strength in the economy in 1999 produced significant growth in the continuing base of the sales and use tax for 1999-2000. The most significant statutory change in the sales tax for 2000-01 is the elimination of the sales tax on clothing and footwear costing less than $110, which began on March 1, 2000, and which is expected to reduce receipts by $597 million.

The majority of the receipts from user tax and fee receipts are attributable to flat-rate volume-based levies that respond little, if at all, to short-term economic developments (other than price changes impacting consumption) and are marked, in the main, by declining consumption trends. The most significant change in these sources is the impact on General Fund receipts resulting from the excise tax increase on cigarettes contained in the recently enacted Health Care Reform Act of 2000 (HCRA 2000), and the increased earmarking to the dedicated transportation funds mentioned above.

Business taxes. Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross receipts-based taxes on utilities and gallonage-based petroleum business taxes. Total business tax collections for 2000-2001 are projected to be $$4.24 billion, a decrease of $334 million from 1999-2000. The decline in projected receipts in corporation and utility tax receipts is the result of already-enacted energy and telecommunications tax rate reductions and the use of tax credits flowing from the Power for Jobs program. Corporate franchise tax receipts for 2000-01 are projected to increase by $239 million from 1999-2000, due primarily to the impact of legislation submitted with the 2000-01 State Budget to move energy companies from Article 9 gross receipts taxes to the corporate franchise tax. Receipts from the bank franchise tax are projected to be $590 million--$20 million above estimates for 1999-2000. This increase is the result of a relatively stable liability base and a reduction in prior-year negative adjustments. Net collections from insurance taxes are expected to increase by almost $36 million in 2000-01.

Other Taxes. Other taxes include receipts from estate and gift levies on transfers of wealth, pari-mutuel taxes on wagering at race tracks and off-track betting facilities and other minor sources. Historically, the category also included the yield of the real property gains tax (repealed in 1996) and receipts from the real property transfer tax which, over the last three years, have been earmarked to support various environmental programs. Receipts from other taxes are estimated to fall to $766 million in 2000-01 due in large part to the decline in the estimated effect of already-enacted legislation reducing the estate tax, which took place on February 1, 2000, and the repealing of the gift tax which took place on January 1, 2000.

Miscellaneous Receipts. Miscellaneous receipts include license revenues, fee and fine income, investment income, abandoned property proceeds, a portion of medical provider assessments and various nonrecurring receipts.

Receipts in this category are projected to decline in 2000-01, largely as a result of the net loss of $36 million in statutory reductions to medical provider assessments, and the one-time receipt in 1999-2000 of $45 million in fines attributable to prior years.

Transfers From Other Funds. Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements. Proceeds from 1% of the State's 4% sales tax in excess of amounts used to support the debt service payments of the Local Government Assistance Corporation account for 82% of the 2000-01 receipts in this category. Other transfers periodically include non-recurring transactions, which result in significant annual volatility for this category. This transfer category also reflects excess real estate transfer tax receipts not required for debt service on the Clean Water/Clean Air bonds. Other transfers in 2000-01 reflect a decline in expected receipts from the real estate transfer tax.

Projected General Fund Disbursements. The State projects General Fund disbursements of $37.92 billion in 2000-01, an increase of $846 million or 2.3% over 1999-2000. The growth in spending is spread throughout the Financial Plan, with the largest increase for State Operations ($431 million), followed by Grants to Local Governments ($198 million), General State Charges ($149 million), and Transfers to Other Funds ($69 million). The Budget also reflects approximately $300 million in resources from the Health Care Reform Act of 2000 (HCRA 2000) that will help finance several health and mental hygiene programs , including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services. The Budget also dedicates $92 million in proceeds from the tobacco settlement to support rising Medicaid costs.

Grants to Local Governments . Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (42%) and for the State's share of Medicaid payments to medical providers (22%). Spending for higher education programs (6%), mental hygiene programs (6%), welfare assistance (5%), and children and families services (3%) represent the next largest areas of local aid.

Spending in local assistance is estimated at $25.81 billion in 2000-01, an increase of $198 million (0.8%) from 1999-2000. The change in spending is comprised primarily of increases for school aid, health and mental health programs, offset in part by the financing of certain health programs with dedicated funds supported by resources from HCRA 2000.

General Fund spending for school aid is projected at $10.86 billion in 2000-01 (on a State fiscal year basis) an increase of $250 million (2.4%). On a school-year basis, school aid will grow by $355 million and fund operating, building, transportation, and other aid programs, as well as the "tail" of aid payable for the 1999-2000 school year.

Medicaid spending is estimated at $5.68 billion in 2000-01, an increase of $65 million (1.2%) from 1999-2000. Spending growth in Medicaid is projected at 5.5%. The projections also include the use of $92 million from the tobacco settlement to help finance the increase in Medicaid costs. Spending on welfare is projected at $1.27 billion, the same as in 1999-2000. Since 1994-95, State spending on welfare has fallen by one-third, driven by the State's strong economic performance over the past four years, welfare changes initiated at the State and Federal level, and aggressive fraud prevention measures. Although the number of people on welfare is expected to decline from 1999-2000 levels, General Fund support is expected to remain level primarily to satisfy Federal maintenance-of-effort requirements.

Local assistance spending for Children and Families Services is projected at $789 million in 2000-01, down $66 million (7.7%) from 1999-2000. The decline in General Fund spending masks higher programmatic spending on child care and child welfare services that is occurring with increased Federal funds, allowing the State to expand services in this area. Mental hygiene programs are expected to grow by $66 million to almost $1.50 billion in 2000-01, with additional funding for the Community Reinvestment Program ($20 million), Kendra's Law ($29 million), and the new community services programs initiated in 1999-2000. General Fund growth in mental hygiene is moderated by increases in Federal aid ($65 million) and the availability of HCRA 2000 funds.

Spending for all other local assistance programs will total $5.71 billion in 2000-01. Increased funding for programs for children with special educational needs ($16 million), county administration of welfare and Medicaid programs

($23 million), support for the City University of New York ($50 million), and a timing adjustment for disbursements from the Community Projects Fund ($140 million) are partially offset with decreases resulting from utilization of HCRA 2000 revenues to fund various health programs. The projections include spending of $24 million for the CHIPs program (down $35 million from last year), $82 million for the Empire State Development Corporation (down $22 million), and the creation of a Criminal Justice Block Grant that consolidates several programs for the purpose of increasing flexibility for local governments.

State Operations. State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government. Spending in this category is projected to increase by $431 million, or 6.5% above 1999-2000. Personal service costs are projected at $5.1 billion, an increase of $301 million; non-personal service costs are projected at $1.95 billion, an increase of $130 million. Higher spending for State Operations is attributable in part to a reduction in one-time receipts from the State University that offset General Fund spending in 1999-2000 ($61 million), and a decrease in Federal grant awards for the Department of Justice ($80 million), a portion of which is timing-related.

Other sources of growth in State Operations include the costs of the labor contract between the United University Professionals and the State University ($50 million), the development of computerized systems in the Department of Health and the Department of Family Assistance ($45 million), increases in the Judiciary budget ($38 million), and higher costs in the Department of Justice in 2000-01, including the full cost of staffing two State prisons (one recently opened and one soon to be on-line--($32 million). The State's overall workforce is projected at 195,900 persons by the end of 2000-01, up about 1,500 from the end of 1999-2000 .

 General State Charges

General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches. These payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

Total spending in General State Charges is projected to grow by $149 million or 7.1% in 2000-01. The State expects higher health insurance rates in calendar year 2000 ($115 million), primarily to cover the increasing cost of providing prescription drug benefits for State employees.

Debt Service

Debt service reflects debt service on short-term obligations of the State, and includes interest costs on the State's commercial paper program. The majority of the State's debt service is for long-term bonds, and is shown as a transfer to the General Debt Service Fund. To reduce costs, the State has effectively diversified its debt portfolio to include a prudent level of short-term obligations, which includes the commercial paper program and the issuance of variable rate general obligation bonds. Since the costs of borrowing for both the commercial paper program and variable rate bonds are comparable, and both instruments preserve the effective use of short-term instruments, the commercial paper program will be replaced with the issuance of additional variable rate general obligation debt. Thus, only $45 million in commercial paper will be outstanding during 2000-01, with projected interest rates of about 4%. The 2000-01 estimate also includes an arbitrage rebate liability due the Federal Government of approximately $3 million.

 Transfers to Other Funds

Transfers in support of debt service are projected to grow approximately 2% in 2000-01. These transfers are a result of including additional deposits to the Debt Reduction Reserve Fund ("DRRF") and other debt management strategies that expand the use of short-term instruments to reduce financing costs and broaden the market base for State-supported debt. Transfers in support of capital projects in 2000-01 are projected at $238 million, a $95 million increase over the 1999-2000 estimate of $143 million. The increase is primarily due to an accounting adjustment related to DRRF that artificially lowers transfers by $50 million in 1999-2000, and because reimbursements for SUNY advance capital spending return to a more traditional level in 2000-01 after $44 million of delayed reimbursements for 1998-99 spending was received in 1999-2000.

All other transfers decline in 2000-01 primarily as a result of the State's subsidy for the Roswell Park Cancer Institute ($90 million) being financed under HCRA 2000.

Non-Recurring Resources. The 2000-01 Financial Plan utilizes only $32 million in new non-recurring resources to finance operations, continuing efforts to minimize the use of one-time resources to finance recurring spending. The largest one-time resource consists of receipts from a one-time assessment amnesty program for medical providers ($20 million). The remaining amounts represent various fund sweeps and transfers to the General Fund that occur each year.

Closing Balance in the General Fund . The State projects a closing balance of $1.47 billion in the General Fund at the end of 2000-01. This balance is comprised of a $300 million reserve set aside from the 1999-2000 surplus to finance the costs of the Governor's proposed tax reduction package in 2001-02 and 2002-03, $475 million in cumulative reserves for collective bargaining ($425 million from 2000-01 plus $50 million from 1999-2000), $548 million in the Tax Stabilization Reserve Fund, and $150 million in the Contingency Reserve Fund after a proposed $43 million deposit in 2000-01. In addition to the $1.47 billion reserves in the General Fund, $1.2 billion is maintained in the STAR Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund as a Capital Projects Fund. The decline in the closing fund balance compared to 1999-2000 results from the planned use in 2000-01 of $615 million for tax reductions and $265 million for existing legislative initiatives financed from the Community Projects Fund. In addition, $1.2 billion will be deposited to the STAR Special Revenue Fund to be utilized for State-funded local tax reductions and $250 million will be deposited to the State's Debt Reduction Reserve Fund (as a Capital Projects Fund) in order to decrease high-cost debt and increase pay-as-you-go financing of capital projects.

Tobacco Settlement Proceeds and Uses. On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement with the nation's largest tobacco manufacturers, under which the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years, with payments apportioned among the State (51%), counties (22%), and New York City (27%). Through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, are projected to receive settlement payments of $1.47 billion. The State plans to use $1.29 billion in tobacco money over the next three years to finance programs under HCRA 2000 ($1.014 billion) and projected new costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 was expected to be deposited to the Debt Reduction Reserve Fund and used to lower State debt.

General Fund Financial Plan Outyear Projections. The State projects budget gaps of $1.23 billion in 2001-02 and $2.64 billion in 2002-03. These gaps assume that the Legislature will enact the 2001-02 Executive Budget and accompanying legislation in its entirety, and that reserves are used to offset these costs in the outyears. The State plans to use the $1.2 billion STAR tax reduction reserve to offset the cost of that program in 2001-02. The Financial Plan also assumes that a new $300 million tax reduction reserve will be created to pay for the costs of the proposed 2000-01 tax reduction program, with $92 million applied in 2001-02 and the remaining $208 million in 2002-03.

These projections also assume that the Debt Reduction Reserve Fund is used to produce recurring debt service savings for the State from retirement of high-cost debt and increased pay-as-you-go spending for capital projects. Finally, the gap projections contain reserves for a possible collective bargaining agreement, and do not assume any annual spending efficiencies in order to reduce the size of the gaps. If the projected budget gap for 2001-02 is closed with recurring actions, the 2002-03 budget gap would be reduced to $1.42 billion.

Outyear Receipts. General Fund receipts increase to an estimated $39.45 billion in 2001-02 reflecting a projection of continued economic growth, the incremental impact of already enacted tax reductions, the impact of prior refund reserve transactions and the continued earmarking of receipts for dedicated highway purposes. Receipts are projected to grow modestly to $39.93 billion in 2002-03, again reflecting the impact of enacted tax cuts on normal receipts growth, as well as the incremental impact of new tax reductions recommended with the Budget. Overall, both the national and State economies are expected to continue to expand, but at modestly lower rates through 2003. There is no forecast of recession over the out-year projection horizon.

Personal Income Tax. Personal income tax receipts are projected to increase to $24.06 billion in 2001-02. The increase from 2000-01 reflects the positive impact of refund reserve transactions on 2000-01 receipts, use of the $1.2 billion in STAR reserves deposited in 2000-01, and a modest reduction in the growth in underlying liability. In addition, receipts are reduced by the incremental value of the STAR tax reduction plan and the required deposit of personal income tax receipts into the School Tax Relief Fund.

Personal income tax receipts for 2002-03 are projected to increase to $24.35 billion. The modest increase results from continued normal growth in liability offset by increasing deposits to the School Tax Relief Fund.

In general, income tax growth for 2001-02 and 2002-03 is governed by projections of growth in taxable personal income and its major components in particular, wages, interest and dividend earnings, realized capital gains, and business income.

Wages are estimated to continue to grow at a relatively rapid rate by historical standards over the 2001-02 and 2002-03 period reflecting continued above average employment growth over the projection period. Wage growth does moderate from the atypical large wage gains of 1998 and 1999 as bonus growth (an important component of wages) is expected to slow to the 7% to 10% range over the 2001 to 2003 period.

Growth in realized capital gains is projected to gradually slow from the rapid increases experienced over the past several years. This rapid growth has been fueled by the significant run-up in the value of equities since 1995. Additionally, changes in the Federal tax treatment of capital gains income in 1997 have made the realization of gains more attractive in recent years. The 2001-02 and 2002-03 projections assume a slow-down in the sharp run up in equity markets and a gradual reduction in gains realized in response to the 1997 Federal law change as the original unlocking effect of lower tax rates on long-held assets subsides.

The 2001-02 and 2002-03 projections assume increases in the other major components of income consistent with continued growth in the overall economy. In particular, interest dividend and business income are expected to grow at rates very close to the average growth in these components over the 1995 to 1999 period. It should be noted that growth in income tax receipts in recent years has been heavily influenced by special factors including the rapid growth in the stock market.

There is no forecast of a reduction in any of the major income components influencing outyear income tax results. There is significant uncertainty associated with the forecast of the out-year income components. In many cases, a reasonable range of uncertainty around the predicted income components would include significant reductions. As a result, the projections for 2001-02 and 2002-03 are relatively conservative given the substantial uncertainty in predicting income tax receipts.

User Taxes and Fees. Receipts from the user taxes and fees are estimated to total $7.28 billion in 2001-02, an increase of $222 million from 2000-01. This increase is due almost exclusively to growth in the sales tax and motor vehicle fees as partly offset by increased earmarking of motor fuel taxes and motor vehicle fees to the dedicated transportation funds. User taxes and fees is expected to grow to $7.42 billion in 2002-03.

Continuing economic growth is projected over the next several years in the factors which influence sales tax collections. These factors include estimates of continued above- average growth in employment and modest increases in personal income. These assumptions result in underlying growth in the sales tax base in the 5% range. The overall growth in this category results from the growth in the sales tax offset by the continued increase in the earmarking of motor fuel taxes and motor vehicle fees to the dedicated transportation funds.

Business Taxes. Business Tax receipts are estimated to decline to $3.98 billion in 2001-02 as the impact of recently enacted tax reductions becomes more pronounced. Receipts are projected to fall to $3.86 billion in 2002-03, reflecting the ongoing effect of already enacted and proposed business tax reductions becoming effective.

Other Taxes. Other taxes are projected to increase to $800 million in 2001-02 as the impact of estate tax reform and the elimination of the gift tax is fully recognized in 2000-01 receipts. This increase is fully attributable to the estate tax which will account for 96% of the General Fund receipts in this category in 2002-03. Other tax receipts increase to an estimated $851 million in 2002-03.

Miscellaneous Receipts. Miscellaneous Receipts are estimated to total $1.26 billion in 2001-02, a decline of $77 million from the prior year. Receipts in this category are projected to reach $1.23 billion in 2002-03.

Transfers From Other Funds. Transfers from other funds are estimated to grow to $2.07 billion in 2001-02 and to $2.22 billion in 2002-03, as revenues associated with transfers that support LGAC and other debt programs continue to grow in concert with the overall economy.

Outyear Disbursements. The State currently projects spending to grow by $2.35 billion (6.2%) in 2001-02 and $1.80 billion (4.5%) in 2002-03. General Fund spending increases at a higher rate in 2001-02 than in 2002-03 primarily because of the loss or assumed decline in certain funding sources (including Federal funds) that offset General Fund spending, as described below.

The annual increase is driven primarily by growth in local assistance spending of roughly $1.5 billion annually, as well as increases in General State Charges and State Operations costs as described in more detail below.

Grants to Local Governments. Local assistance spending accounts for most of the projected growth in General Fund spending in the outyears, increasing by $1.49 billion (5.8%) in 2001-02 and $1.44 billion (5.3%) in 2002-03. School aid, the largest category of General Fund spending, is projected to grow by $945 million in 2001-02 and $802 million in 2002-03. The estimated growth in school aid on a school-year basis ($867 million in 2001-02 and $789 million in 2002-03) reflects the reforms proposed in the 2000-01 Executive Budget. These increases are primarily attributable to continuing building aid growth after the proposed reforms (over $300 million increases in both 2001-02 and 2002-03); textbook and computer aids ($120 million growth in 2001-02); transportation and special education ($165 million growth annually); and operating aid growth ($170 million in 2001-02; $200 million in 2002-03). Spending for pre-school handicapped programs is expected to grow at roughly 7% annually in each of the two projection years.

Medicaid, the next largest General Fund program, is expected to grow by $557 million in 2001-02 and another $426 million in 2002-03. Spending growth in Medicaid is projected at 7.5% annually, consistent with the estimates of the Congressional Budget Office. Medicaid growth is slowed by savings from HCRA 2000 that limit provider inflationary increases to the Consumer Price Index ($11 million in 2000-01 growing to $38 million and then to nearly $100 million), and the use of $91 million annually from tobacco settlement funds to partially finance new Medicaid costs.

The continued strength in the State economy and the success of welfare reforms are expected to help keep State spending for welfare programs essentially flat throughout the projection period. State support for Children and Family Services programs is expected to increase significantly in 2001-02 as additional investments in child care, coupled with the projected loss of Federal funds currently used to offset General Fund spending, combine to increase spending by $83 million (10.6%) in that year. Mental hygiene programs also grow faster than inflation as a result of the expansion of programs for the mentally ill.

Most other programs in local assistance are expected to grow at or below inflation. Revenue sharing programs are assumed to be held flat over the projection period.

State Operations. State Operations spending is expected to increase by 5.0%, or $356 million, in 2001-02 and another 2.5%, or $185 million, in 2002-03. These estimates do not include spending for new collective bargaining agreements (other than for the State University system, as discussed below). These costs are carried as a separate reserve in the Financial Plan during these years.

Most of the growth in State Operations reflects the loss of Federal money used to offset General Fund spending in the mental hygiene agencies ($126 million in 2001-02; $31 million in 2002-03), inflationary increases for non-personal service costs of roughly $70 million annually, and funding for the new SUNY collective bargaining agreements concluded with United University Professionals. Also contributing to growth over the outyears is continued investment in technology for health and social services agencies ($18 million), normal salary increases ($50 million annually), and cost increases in the Department of Justice, including continued prison expansion ($23 million).

General State Charges. General State Charges are projected to increase by $397 million in 2001-02 and $142 million in 2002-03. The significant growth in 2001-02 is primarily due to the loss of $250 million in offset funding that provided General Fund savings in 1999-2000 and 2000-01. Health insurance costs that grow at roughly 8% ($105 million annually) and modest increases in other benefits and fixed costs account for the balance of the annual increase.

Transfers To Other Funds. Transfers to other funds increase by a combined $142 million across the projection period. Debt service transfers are nearly flat over the projection period due to the assumed use of $750 million in debt reduction reserves deposited to DRRF. Capital projects transfers also remain relatively flat with the exception of the proposed transfer of $69 million to the remedial program transfer fund to finance the clean-up of hazardous waste and substance sites. Other transfers show growth in the outyears primarily due to the assumed decline in HCRA 2000 offset funding for the State's subsidy to the Roswell Park Cancer Institute.

Governmental Funds Financial Plans

All Governmental Funds. The All Governmental Funds Financial Plan combines activity in the four governmental fund types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. In 2000-01, spending from All Governmental Funds is estimated at $76.81 billion, an increase of $3.98 billion or 5.5% from 1999-2000.

Spending from All Governmental Funds includes $2.01 billion in payments under the School Tax Relief (STAR) program, which lowers school property tax bills for homeowners and reduces the New York City resident personal income tax. The STAR growth will drive $815 million of the $3.98 billion increase in All Funds spending from 1999-2000. Growth in the General Fund ($777 million excluding transfers) and Federal grants ($1.44 billion) accounts for most of the remaining increase in All Funds spending.

State Funds. State Funds represent the portion of New York State's budget supported exclusively by State revenues: taxes, fees, fines, and other revenues imposed and collected by the State. Federal grants are not included as part of State Funds. Funds which are not part of the All Governmental Funds group--Fiduciary, Internal Service, and Enterprise funds--are also excluded. Projected 2000-01 disbursements from State Funds (including STAR as noted above) is $52.44 billion, an increase of $2.55 billion or 5.1% from 1999-2000.

Special Revenue Funds. The Special Revenue Funds (SRFs) group consists of numerous funds that receive dedicated sources of revenues which are spent for specified purposes. Special Revenue Funds spending is projected at $33.55 billion in 2000-01. This includes $10.54 billion from SRFs supported by State revenues, and $23.01 billion from funds supported by Federal grants, primarily for social welfare programs.

State Special Revenue Funds. State SRFs are mechanisms to ensure that dedicated revenues are used solely for their intended purposes. Entire agencies, such as the Banking and Insurance departments, as well as individual programs, such as operating aid to local mass transit systems, work on the SRF principle. In addition to ensuring that those who use a State service finance its costs, the SRF mechanism promotes fiscal accountability by requiring that the fund or account be self-supporting.

Disbursements from State SRFs are projected at $10.54 billion, an increase of $1.42 billion or 15.6% from 1999-2000. The STAR program, which increases by $815 million from 1999-2000, accounts for most of the year-to-year growth. Major components of State SRFs are discussed in more detail below.

STAR. This dedicated fund receives personal income tax receipts dedicated to support the $2.01 billion STAR program. This multi-year program will provide $2.32 billion in local property tax relief and $470 million in lower personal income taxes for New York City residents when fully implemented in 2001-02. Spending from the STAR SRF is estimated at $2.01 billion in 2000-01, an increase of $815 million from 1999-2000. The phase-in of benefits for non-senior homeowners, increased participation by seniors and further New York City income tax relief account for the higher spending.

Lottery. The Lottery Fund receives the net proceeds of lottery ticket sales used to support education aid and fund administrative costs. The 2000-01 Executive Budget projects the receipt of $1.63 billion in lottery proceeds, which, after payment of administrative expenses, permits the distribution of $1.50 billion for education purposes. Lottery proceeds increased $127 million from 1999-2000, primarily from a new lottery game similar to Powerball.

State University of New York. The State University's income reported in the State SRFs is received from tuition, third-party payers, room rents, and user fees. Revenues of the University support the costs of operating hospitals, dormitories and regular campus services. The University's spending from receipts in State SRFs is projected to total $1.85 billion in 2000-01, a decrease of $87 million from the current year. This decrease is primarily attributable to the one-time use in 1999-2000 of SUNY tuition stabilization revenues.

Transportation. This category includes the Mass Transportation Operating Assistance Fund and the Dedicated Mass Transportation Trust Fund, which receive taxes earmarked for mass transportation programs throughout the State. Total disbursements from these two funds in 2000-01 are projected at $1.45 billion, $20 million more than in 1999-2000.

Indigent Care. The Indigent Care Fund receives moneys from a bad debt and charity care pool funded by various third-party payers. Total disbursements are estimated at $858 million in 2000-01, an increase of $178 million or 26% over 1999-2000 due to increased indigent care payments to hospitals pursuant to HCRA 2000.

Child Health Plus. The Child Health Plus program matches Federal funds to subsidize health insurance coverage for children of low-income families and is funded by revenues authorized in HCRA 2000. The 2000-01 Financial Plan includes $207 million for this program, an increase of $53 million from 1999-2000.

Nursing Home Assessments. The Nursing Home Assessment account receives moneys from nursing homes that is used to offset the costs of the State's Medicaid program. Effective January 1, 2000, all medical provider assessments, including those previously deposited into this account, are eliminated.

All Other. The remaining spending in State SRFs includes fees, licenses, and assessments collected by State agencies to support the costs of providing specific services. Spending for these SRFs is projected at $2.55 billion for 2000-01, an increase of $494 million, and is financed in part by HCRA 2000.

Federal Special Revenue Funds

Federal SRFs account for grants and assistance received from the Federal government. The State must follow specific guidelines regarding the use of these grants. In addition, the State is subject to the Federal Cash Management Improvement Act, which shortens the time permissible between the State's drawdown of moneys from the Federal government and its disbursement by the State to recipients. In most cases, the State finances programs in the first instance, and then receives reimbursement from the Federal government.

Total disbursements for programs supported by Federal grants account for approximately three-quarters of all spending in the Special Revenue fund type. Federal SRF disbursements are estimated at $23.01 billion in 2000-01, an increase of $1.39 billion or 6.4% from 1999-2000. The higher spending is primarily due to increases in Medicaid ($791 million), Education ($123 million), Children and Families ($269 million), Child Health Plus ($103 million), and Labor ($40 million). Major components of Federal SRFs are discussed in more detail below.

The single largest program in Federal SRFs is Medicaid, which comprises 65% of Federal aid spending. Disbursements represent payments made to State-operated facilities as well as other health care providers, and reimbursements to local governments for administrative costs and other minor programs. The Budget projects $14.91 billion in total Federal Medicaid reimbursements, an increase of $791 million from 1999-2000. This increase is primarily due to growth in entitlement spending which is offset by the restoration of lost Medicaid cost containment from the first quarter of 1999-2000.

The State receives Federal welfare funding through the Temporary Assistance for Needy Families block grant. The amount of the block grant is calculated based on 1995 expenditures, when the State had a much higher welfare caseload. Thus, the State receives a higher level of funding than would otherwise be required to support the current welfare program. The difference between the block grant and current spending requirements allows the State and localities to expand program services, and provides State and local fiscal relief. In 2000-01, this funding will total over $1.4 billion, which will be combined with a prior-year balance of over $200 million to increase support for child welfare services, child care, and other welfare-reform initiatives, as well as fund reserves for future needs.

Federal welfare spending is projected at $1.10 billion in 2000-01, a decrease of $12 million from 1999-2000. This decrease is due to declining caseloads. This allows an additional distribution from the TANF block grant for expanded services in Children and Family Services and Labor, and permits additional funds to be set aside for future contingencies.

Education spending is projected at $2.0 billion in 2000-01, an increase of $123 million from 1999-2000. This increase is primarily due to new funding for the class size reduction program and higher funding for the school-age and preschool special education programs. Children and Family Services are projected at $1.46 billion in 2000-01 and represent an increase of $269 million from the prior year. Most of this increase is to support the continued growth for child care services financed by available TANF block grant funds and the timing of payments in 1999-2000.

Labor spending is estimated at $565 million in 2000-01, an increase of $40 million from the prior year. This increase is primarily due to continued implementation of welfare-to-work programs.

Federal support for the Child Health Plus program began in 1999-2000. This funding, in conjunction with State money, facilitates access to comprehensive health care coverage for virtually every eligible child in New York through age
18. Spending is projected at $377 million in 2000-01 and represents an increase of $103 million from 1999-2000.

All other Federal spending is projected at $2.59 billion for 2000-01, an increase of $81 million over the prior year.

Capital Projects Funds

The Capital Projects funds group includes the Capital Projects Fund which is supported on a net basis with tax receipts from the General Fund. Other funds in this fund type exist for specific capital purposes and are financed by sources other than the General Fund. Many of these funds are supported by dedicated State taxes or receipts, such as highway-related taxes in the Dedicated Highway and Bridge Trust Fund, the real estate transfer tax and environmental fees in the Environmental Protection Fund, and park fees in the State Parks Infrastructure Fund. Other funds may receive only bond reimbursements, such as those which support capital programs for correctional services, which will now be under the new Department of Justice, and housing.

In conjunction with the Governor's Debt Reform proposal, the five-year Capital Plan reduces State debt levels by continuing to finance strategic investments in vital capital projects with a larger portion of State and Federal pay-as-you-go resources. As a result, the portion of capital spending financed with debt will decline from 46% in 2000-01 to 40% by 2004-05--the last year of the Capital Plan.

Proposed capital spending for 2000-01 will continue to focus on high priority capital projects that maintain the Governor's commitment to transportation, environment, higher education and housing. These targeted investments will improve the State's vast infrastructure, promote economic development and protect the health and safety of all New Yorkers. Financing for these important projects over the five-year Plan reflects a prudent balance between pay-as-you-go spending and debt financing.

Capital Projects Funds spending in 2000-01 is projected at $4.3 billion, or $156 million higher than the revised projection for 1999-2000. The largest increases are in the areas of the environment ($125 million) and education ($134 million), offset by lower costs for public protection and an accounting change that lowers mental hygiene spending.

Highlights of the 2000-01 capital spending plan include:

o Transportation spending of $2.6 billion accounts for 60% of total capital spending in 2000-01, the first year of the new five-year transportation plan which will provide more than $14 billion for Department of Transportation programs. This spending level will continue to support State highways and bridges, rail, industrial access and aviation programs and will produce continued economic development through the efficient delivery of raw materials, consumer goods, and people.

o The new five-year transportation plan provides support for local transportation programs (Consolidated Highway Improvement Program, or CHIPS, and the Marchiselli Program) with funding of $258 million in 2000-01.

o Environment spending of $721 million includes $175 million in Clean Water/Clean Air Act spending, $116 million in spending from the Environmental Protection Fund and $28 million in spending for the Hudson River Park project. Projected capital spending for the environment will account for 17% of total spending in 2000-01 and will increase by $125 million or almost 21%.

o Education spending of over $400 million includes the continuation of the multi-year Capital Investment Plan for SUNY and CUNY and spending to support school construction and renovations. Spending for education and higher education will increase 50% ($134 million) in 2000-01 and will account for 9% of total spending.

o Public protection spending of over $260 million includes capital expansion plans that will meet population demands resulting from truth-in-sentencing legislation, including Jenna's Law, and maintenance of the State's correctional facilities.

o Spending for the Department Mental Hygiene agencies of $133 million will support essential health and safety, rehabilitation and maintenance projects to preserve both State and community-based facilities operated and licensed by the Department's agencies. An accounting change lowers reported spending because projects are now funded directly from bond proceeds held by the Dormitory Authority rather than directly from the State's accounting system. This change will not impact State support for mental hygiene projects.

o Initiatives are also continued for construction and rehabilitation of State office buildings and spending for downtown revitalization.

Financing Resources. Spending for capital projects is financed with cash or bond proceeds. Cash resources include pay-as-you-go State resources and Federal grants. Bond resources include proceeds from the sale of bonds, including voter-approved general obligation bonds or public authority bonds. The percentage of capital spending which is financed by both voter-approved general obligation bonds and authority bonds financed over the five-year Plan declines from 46% in 2000-01 to 40% in 2004-05.

Total cash resources are comprised of State pay-as-you-go and Federal grants, which will finance 54% of the Plan in 2000-01, increasing to 60% in 2004-05. State pay-as-you-go spending will support 23% of spending in 2000-01--increasing to approximately 25% by the end of the five-year Capital Plan. Federal grants, which primarily support spending for transportation and the environment, will finance over 31% of spending in 2000-01--increasing to approximately 35% by the end of the five-year Capital Plan.

General obligation bond spending primarily supports spending for Clean Water/Clean Air Bond Act projects and the largest share of authority bond spending will support the new five-year transportation plan.

Debt Service Funds. Debt Service Funds are the conduits through which the State pays debt service on State general obligation bonds, and meets its lease-purchase and contractual obligation commitments on bonds issued by State authorities and municipalities. Interest on State notes is paid directly from the General Fund. Debt service funds receive moneys either from a dedicated revenue stream, such as sales tax receipts, or as a transfer from the General Fund or other funds.

The DRRF will contain $250 million at the end of 1999-2000. This Budget recommends a third consecutive deposit to DRRF of $500 million in 2000-01--increasing the balance at the beginning of 2000-01 to $750 million. The additional deposit of $500 million reflects $250 million of one-time moneys from the State's tobacco settlement funds and $250 million from the 1999-2000 surplus. Two-thirds, or $500 million of the balance, will be used in 2000-01 to pay off the State's high cost debt or increase pay-as-you-go spending for previously bond-financed programs. The balance, or $250 million, will recapitalize DRRF, ensuring that State debt is reduced further in 2001-02. Beginning in 2000-01, DRRF will be reclassified as a Capital Projects Fund.

Over the five-year Capital Program and Financing Plan, DRRF will reduce State debt by $750 million. Debt service costs will be reduced by $35 million in 2000-01, $60 million in 2001-02, and by $70 million annually thereafter, saving taxpayers $1.5 billion in debt service costs.

Estimated debt service disbursements from the Debt Service Funds type for 2000-01 will increase to $3.8 billion, or $241 million more than the prior year. Of this increase, $131 million is attributable to transportation bonding for State and local highway and bridge programs financed by the Dedicated Highway and Bridge Trust Fund, $39 million is for SUNY and CUNY higher education purposes, and $22 million is for Mental Hygiene programs financed through the Mental Health Services Fund.

Overall financing costs will continue to be minimized through a number of other debt management strategies. Debt financings continue to reflect the elimination of capitalized interest and the use of shorter bond maturities. Market conditions permitting, the State will continue to expand the use of short-term debt instruments, including variable rate demand obligations and extending the authorization to issue interest rate swaps under a limited, experimental program.

The General Debt Service Fund pays debt service on general obligation bonds, as well as payments for lease-purchase and contractual obligation bonds. Transfers from the General Fund are the primary source of funds for these payments, and are only made in the amount necessary to meet net disbursements. In 2000-01, the transfer from the General Fund is projected at $2.28 billion. Additional transfers of $208 million from the Dedicated Highway and Bridge Trust Fund, $49.5 million from the Clean Water/Clean Air Fund, and $1.5 million from the State Parks Infrastructure Fund are projected to bring 2000-01 total disbursements from the General Debt Service Fund to $2.53 billion. Those additional transfers pay the debt service on bonds issued for CHIPs, environmental projects under the Clean Water /Clean Air Bond Act, and State parks purposes, respectively. The retirement of outstanding general obligation bonds contributes to a $29 million reduction in those debt service costs. Prior year financings for CUNY, SUNY, prisons, housing, CHIPs and other programs will increase 2000-01 lease-purchase and contractual obligation payments by $136 million.

The Local Government Assistance Tax Fund is projected to receive $1.98 billion in receipts from the dedicated one cent statewide sales tax. Debt service and associated costs on the completed $4.7 billion LGAC program are projected at $333 million, and reflect actions in 1999-2000 which will replace a portion of LGAC's Capital Reserve Fund with a surety policy and use those released reserves to pay down existing LGAC debt. Sales tax receipts in excess of LGAC's debt service requirements, $1.65 billion, will be transferred to the General Fund.

The Mental Health Services Fund has $2.20 billion of patient revenues which are deposited and transferred to satisfy debt service obligations of $344 million. The remaining balance is transferred to special revenue funds to support State Operations costs for the various mental hygiene agencies. The Health Income Fund also receives patient revenue deposits and transfers from certain Health Department facilities, including the Roswell Park Cancer Institute (whose operations were transferred to a public corporation pursuant to 1997 legislation). Revenues of the Corporation continue to support the debt service on bonds for Roswell facilities through their maturity, and the balance is periodically transferred to the Roswell Corporation. As a result, the State's Financial Plan only reflects the portion of the Corporation's receipts that are needed for debt service. Health Income Fund moneys of $121 million are expected to support debt service obligations of $34 million in 2000-01, with the remainder being transferred to support the Health Department's State Operations costs.

The Clean Water/Clean Air Fund, which was created in 1997-98 to implement the Clean Water/Clean Air Bond Act, is expected to receive $201 million from the real estate transfer tax. The Fund will transfer $50 million to the General Debt Service Fund to pay the debt service on Clean Water/Clean Air general obligation bonds and the remaining $151 million to the General Fund. Other Debt Service Funds are used for debt service on housing, SUNY dormitory, and State highway projects.

GAAP-Basis Financial Plans

The General Fund and All Governmental Funds Financial Plans are also prepared in accordance with Generally Accepted Accounting Principles (GAAP). Additional schedules are provided which detail the differences between the General Fund Financial Plan prepared on a cash basis versus that prepared in accordance with GAAP. The GAAP projections for both years are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 1998-99 State fiscal year, and do not reflect any pending proposals of the Governmental Accounting Standards Board.

The GAAP projections indicate that the State will have four consecutive years of a General Fund GAAP accumulated surplus, completely eliminating the GAAP deficit of $3.3 billion as of March 31, 1995. In 1999-2000, the General Fund GAAP Financial Plan shows total revenues of $37.69 billion, total expenditures of $37.49 billion, and net other financing sources of $264 million. In 2000-01, projections reflect total revenues of $37.32 billion, total expenditures of $37.94 billion and net other financing uses of $14 million. At the end of 2000-01, the accumulated General Fund GAAP surplus is projected to be $1.48 billion.

Cash Flow

As a result of cash flow reforms made in the 1990s, the State cannot normally issue short-term debt to meet its cash flow needs throughout the year. The General Fund cash flow for 2000-01 is projected to have balances no lower than $3.7 billion in all months. Healthy balances early in the year are largely the result of reserves that have been increased over the past few years. In June, the projected balance in the General Fund is $4.13 billion. Balances at the close of the second and third quarters of the fiscal year are projected to be $5.15 billion and $4.67 billion, respectively.


DETERMINING NET ASSET VALUE FOR THE MONEY MARKET FUNDS

The Money Market Funds use the amortized cost method to determine their NAV.


Use of the Amortized Cost Method


The Money Market Funds' use of the amortized cost method of valuing their instruments depends on their compliance with certain conditions contained in Rule 2a-7 of the 1940 Act. Under Rule 2a-7, the Trustees must establish procedures reasonably designed to stabilize the NAV, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Money Market Funds' investment objectives.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV provided that a Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a Money Market Fund's security result in a dollar weighted average portfolio maturity of more than 90 days, the Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.


Monitoring Procedures


The Trust's Trustees also have established procedures reasonably designed, taking into account current market conditions and the Trust's investment objectives, to stabilize the NAV of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the NAV of the Money Market Funds calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Money Market Fund's outstanding shares without monetary consideration, or using a NAV determined by using available market quotations.


 Investment Restrictions


Rule 2a-7 requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Trustees, present minimal credit risks and are "Eligible Securities" as defined in Rule 2a-7. See "Investments in Which the Funds Can Invest." An Eligible Security generally must be rated by at least one NRSRO. Such rating may be of the particular security or of a class of debt obligations or a debt obligation in that class that is comparable in priority and security issued by that issuer. If the instruments are not rated, the Trustees or their delegate must determine that they are of comparable quality.

The Money Market Funds will limit the percentage allocation of their investments so as to comply with Rule 2a-7, which generally (except in the case of the Ohio Municipal Money Market Fund) limits to 5% of total assets the amount which may be invested in the securities of any one issuer. Rule 2a-7 provides an exception to this 5% limit: certain money market funds may invest up to 25% of their total assets in the First-Tier Securities (as that term is defined by Rule 2a-7 (generally, a First-Tier Security is a security that has received a rating in the highest short-term rating category)) of a single issuer for a period of up to three days after the purchase of such a security. This exception is available to all Money Market Funds other than the Ohio Municipal Money Market Fund. Additionally, under Rule 2a-7 the Ohio Municipal Money Market Fund, as a single state money market fund, must limit the amount which it invests in the securities of any one issuer to 5% of its total assets only with respect to 75% of its total assets; provided, however, that no more than 5% of its total assets may be invested in the securities of any one issuer unless those securities are First-Tier Securities.

The Money Market Funds will purchase only First-Tier Securities. However, a Money Market Fund will not necessarily dispose of a security if it ceases to be a First-Tier Security, although if a First-Tier Security is downgraded to a Second-Tier Security (as that term is defined by Rule 2a-7) the Adviser will reassess promptly whether such security continues to present minimal credit risks and will cause the Money Market Fund to take such action as it determines is in the best interests of the Money Market Fund and its shareholders.

Rule 2a-7 imposes special diversification requirements on puts. Generally, with respect to 75% of its total assets, immediately after the acquisition of a put, a money market fund may have no more than 10% of its total assets invested in securities issued by, or subject to puts from, the same institution. With respect to the remaining 75% of its total assets, a money market fund may invest more than 10% of its assets in puts issued by a non-controlled person so long as the puts are First-Tier Securities. Where a put is a Second-Tier Security, no more than 5% of the money market fund's total assets may be invested in securities issued by, or subject to puts from, the same institution.

The Money Market Funds may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds computed by dividing the annualized daily income on a Money Market Fund's portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Money Market Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Valuation of Portfolio Securities

The NAV of each Fund is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectuses on each Business Day. A "Business Day" is a day on which the New York Stock Exchange, Inc. (the "NYSE") is open. With respect to the Money Market Funds, a "Business Day is a day on which the NYSE and the Federal Reserve Bank of Cleveland are open. The NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Valuation of Portfolio Securities for the Taxable Bond Funds and the Tax-Free Bond Funds.

Investment securities held by the Fund for Income, the Intermediate Income Fund, the Investment Quality Bond Fund, and the Limited Term Income Fund (the "Taxable Bond Funds") and the National Municipal Bond Fund, the New York Tax-Free Fund, and the Ohio Municipal Bond Fund (the "Tax-Free Bond Funds") are valued on the basis of security valuations provided by an independent pricing service, approved by the Trustees, which determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

VALUATION OF PORTFOLIO SECURITIES FOR THE EQUITY FUNDS.


Each equity security held by a Fund is valued at the last sale price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid quotation on that day. Exchange listed convertible debt securities are valued at the bid obtained from broker-dealers or a comparable alternative, such as Bloomberg or Reuters, based upon pricing procedures approved by the Board of Trustees. Each security traded in the over-the-counter market (but not including securities reported on the Nasdaq National Market System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security reported on the Nasdaq National Market System is valued at the sale price on the valuation date or absent a last sale price, at the mean between the closing bid and asked prices on that day. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of The Victory Portfolios' officers in a manner specially authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.


Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

PERFORMANCE


Performance of the Money Market Funds


Performance for a class of shares of a Money Market Fund depends upon such variables as:

        o       portfolio quality;
        o       average portfolio maturity;
        o       type of instruments in which the portfolio is invested;
        o       changes in interest rates on money market instruments;
        o       changes in Fund (class) expenses; and
        o       the relative amount of Fund (class) cash flow.

From time to time the Money Market Funds may advertise the performance of each class compared to similar funds or portfolios using certain indices, reporting services, and financial publications.

Yield. The Money Market Funds calculate the yield for a class daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

        o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

        o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

        o      multiplying the base period return by (365/7).


To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Money Market Funds, the yield for a class will be reduced for those shareholders paying those fees. The seven-day yields of the Money Market Funds for the seven-day period ending October 31, 2000 are listed in the following table.


-----------------------------------------------------------------------------------------------

Federal Money Market:  Investor         6.29%   Ohio Municipal Money Market           3.50%

-----------------------------------------------------------------------------------------------

Federal Money Market:  Select           6.05%   Prime Obligations                     5.93%

-----------------------------------------------------------------------------------------------

Financial Reserves                      6.03%   Tax-Free Money Market                 3.66%

-----------------------------------------------------------------------------------------------

Gradison Government Reserves            5.87%   U.S. Government Obligations:          6.04%
                                                Investor

-----------------------------------------------------------------------------------------------

Institutional Money Market:             6.39%   U.S.    Government    Obligations:    5.80%
Investor                                        Select

-----------------------------------------------------------------------------------------------

Institutional Money Market:  Select     6.12%

-----------------------------------------------------------------------------------------------


Effective Yield. The Money Market Funds' effective yields are computed by compounding the unannualized base period return by:
        o      adding 1 to the base period return;
        o      raising the sum to the 365/7th power; and
        o      subtracting 1 from the result.


The effective yields of Money Market Funds for the seven-day period ending October 31, 2000 are listed below.

-----------------------------------------------------------------------------------------------

Federal Money Market:  Investor         6.49%   Ohio Municipal Money Market           3.56%

-----------------------------------------------------------------------------------------------

Federal Money Market:  Select           6.23%   Prime Obligations                     6.11%

-----------------------------------------------------------------------------------------------

Financial Reserves                      6.21%   Tax-Free Money Market                 3.73%

-----------------------------------------------------------------------------------------------

Gradison Government Reserves            6.04%   U.S. Government Obligations:          6.22%
                                                Investor

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

Institutional Money Market:             6.60%   U.S. Government Obligations:    5.96%
Investor                                        Select

-----------------------------------------------------------------------------------------------

Institutional Money Market:  Select     6.31%

-----------------------------------------------------------------------------------------------


Total Return Calculations. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and net capital gain distributions (if any), and any change in the NAV of a Fund over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or "annualized total return") are a convenient means of comparing investment alternatives, investors should realize that performance for a Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund. When using total return and yield to compare a Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The total returns of the Money Market Funds for the one year, five year, and ten year periods ending October 31, 2000 and the period since inception are as follows:


---------------------------------------------------------------------------------------------------
                                         Inception    One-Year   Five-Year   Ten-Year   Since
                                           Date                                         Inception
--------------------------------------------------------------------------------------------------

Federal Money Market:  Investor          3/23/88      5.95%       5.14%       4.65%      5.35%

--------------------------------------------------------------------------------------------------

Federal Money Market:  Select            3/23/98      5.69%        N/A         N/A      5.15%

--------------------------------------------------------------------------------------------------

Financial Reserves                        4/4/83      5.75%       5.11%       4.71%      6.02%

--------------------------------------------------------------------------------------------------

Gradison Government Reserves             4/26/76      5.56%       4.93%       4.49%      7.06%

--------------------------------------------------------------------------------------------------

Institutional Money Market:  Investor    1/10/83      6.16%       5.52%       5.00%      6.41%

--------------------------------------------------------------------------------------------------

Institutional Money Market:  Select       6/5/95      5.88%       5.23         N/A      5.07%

--------------------------------------------------------------------------------------------------

Ohio Municipal Money Market               7/3/85      3.27%       2.96%       2.97%      3.58%

--------------------------------------------------------------------------------------------------

Prime Obligations                       11/18/86      5.67%       4.97%       4.68%      5.49%

--------------------------------------------------------------------------------------------------

Tax-Free Money Market                    8/24/88      3.38%       2.99%       2.98%      3.47%

--------------------------------------------------------------------------------------------------

U.S. Government Obligations Investor:    1/8/97       5.60%         N/A         N/A      5.11%

--------------------------------------------------------------------------------------------------

U.S. Government Obligations:  Select    11/18/86      5.33%        4.84       4.53%      5.26%

--------------------------------------------------------------------------------------------------


In addition to average annual total returns, the Money Market Funds, on behalf of a class, may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The cumulative total returns of the Money Market Funds for the five year and ten year periods ending October 31, 2000 and the period since inception are as follows:


--------------------------------------------------------------------------------------------------
                                            Inception     Five-Year     Ten-Year        Since
                                               Date                                   Inception
--------------------------------------------------------------------------------------------------

Federal Money Market:  Investor              3/23/88      28.45%           57.60%         92.96%

--------------------------------------------------------------------------------------------------

Federal Money Market:  Select                3/23/98         N/A            N/A          13.98%

--------------------------------------------------------------------------------------------------

Financial Reserves                            4/4/83      28.28%           58.48%       179.19%

--------------------------------------------------------------------------------------------------

Gradison Government Reserves                 4/26/76      27.18%           55.16%       432.80%

--------------------------------------------------------------------------------------------------

Institutional Money Market:  Investor        1/10/83      30.80%           62.86%       202.18%

--------------------------------------------------------------------------------------------------

Institutional Money Market:  Select           6/5/95      29.04%              N/A        30.62%

--------------------------------------------------------------------------------------------------

Ohio Municipal Money Market                   7/3/85     15.73%            33.98%        71.46%

--------------------------------------------------------------------------------------------------

Prime Obligations                           11/18/86     27.45%            57.97%        110.90%

--------------------------------------------------------------------------------------------------

Tax-Free Money Market                        8/24/88     15.89%            34.13%         51.53%

--------------------------------------------------------------------------------------------------

U.S. Government Obligations:  Investor        1/8/97        N/A             N/A          20.93%

--------------------------------------------------------------------------------------------------

U.S. Government Obligations:  Select        11/18/86      26.67%           55.69%       104.57%

------------------------------------------ ------------- ------------ ------------- --------------

Performance of the Non-Money Market Funds


From time to time, the "standardized yield," "distribution return," "dividend yield," "average annual total return," "total return," and "total return at NAV" of an investment in each class of Non-Money Market Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Non-Money Market Fund's performance. A Non-Money Market Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Non-Money Market Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Non-Money Market Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Non-Money Market Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Class A shares of the Non-Money Market Funds are affected by portfolio quality, portfolio maturity, the type of investments the Non-Money Market Fund holds, and operating expenses.

Standardized Yield. The "yield" (referred to as "standardized yield") of the Non-Money Market Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

               Standardized Yield = 2 [(a-b + 1)6 - 1]
                                        ---
                                        cd

 The symbols above represent the following factors:
        a =    dividends and interest earned during the 30-day period.
        b =    expenses accrued for the period (net of any expense
               reimbursements).
        c =    the  average  daily  number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
        d =    the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ. The yields on the Funds for the 30-day period ended October 31, 2000 were as follows:


    -----------------------------------------------------------------------------------------

    Balanced: A                          2.14%   LifeChoice  Conservative            3.84%

    -----------------------------------------------------------------------------------------

    Balanced: B                          2.03%   Limited Term Income                 5.58%

    -----------------------------------------------------------------------------------------

    Convertible Securities: A            3.23%   National Muni Bond: A               3.28%

    -----------------------------------------------------------------------------------------

    Convertible Securities: B            3.23%   National Muni Bond: G                3.11%

    -----------------------------------------------------------------------------------------

    Diversified Stock: A                 0.12%   New York Tax-Free: A                3.49%

    -----------------------------------------------------------------------------------------

    Diversified Stock: B                -0.89%   New York Tax-Free: G                 3.20%

    -----------------------------------------------------------------------------------------

    Diversified Stock: G                -0.10%   Ohio Municipal Bond: A              4.01%

    -----------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------

    Established Value: A                 0.47%   Ohio Municipal Bond: G              4.30%

    -----------------------------------------------------------------------------------------

    Established Value: G                 0.29%   Real Estate Investment Fund: A      4.36%

    -----------------------------------------------------------------------------------------

    Fund for Income: A                   5.96%   Real Estate Investment Fund: G      4.30%

    -----------------------------------------------------------------------------------------

    Fund for Income: G                   6.19%   Small Co.  Opportunity:  A          0.00%

    -----------------------------------------------------------------------------------------

    Growth: A                           -0.33%   Small Co. Opportunity:  G          -0.15%

    -----------------------------------------------------------------------------------------

    Growth: G                          -0.59%   Special Value: A                     0.43%

    -----------------------------------------------------------------------------------------

    Intermediate Income: A               5.55%   Special Value: G                    0.18%

    -----------------------------------------------------------------------------------------

    Intermediate Income: G               5.83%   Stock Index: A                      0.39%

    -----------------------------------------------------------------------------------------

    International Growth: A                N/A   Stock Index: G                      0.22%
    -----------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------

    Investment Quality Bond: A           5.28%   Value: A                            0.50%

    -----------------------------------------------------------------------------------------

    Investment Quality Bond: G           5.60%   Value: G                             0.24%
    -----------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------
    LifeChoice Growth                    1.32%   Nasdaq-100: A                        0.79%
    -----------------------------------------------------------------------------------------
    LifeChoice Moderate                  2.58%   Nasdaq-100: G                        0.65%
    -----------------------------------------------------------------------------------------


Dividend Yield and Distribution Returns. From time to time a Non-Money Market Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period. Distributions, since they result in the reduction in t he price of Fund shares, do not, by themselves, result in gain to shareholders. The "dividend yield" is calculated as follows:

Dividend Yield of the Class = Dividends of the Class for a Period of One-Year
                              -------------------------------------------------
                              Max. Offering Pric e of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sales charge.


From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and NAV, and distribution returns on Class A shares at maximum offering price and NAV for the one year period ended October 31, 2000 were as follows:


-----------------------------------------------------------------------------------------------
                                      Dividend      Dividend      Distribution   Distribution
                                      Yield at      Yield at      Return at      Return at
                                      Maximum       Net Asset     Maximum        Net Asset
                                      Offering      Value         Offering       Value
                                      Price                       Price
-----------------------------------------------------------------------------------------------

Balanced                                 2.28%         2.42%         10.27%         10.89%

-----------------------------------------------------------------------------------------------

Convertible Securities                   3.85%         4.08%          8.03%          8.52%

-----------------------------------------------------------------------------------------------

Diversified Stock                        0.13%         0.14%         15.07%         15.99%

-----------------------------------------------------------------------------------------------

Fund for Income                          6.35%         6.48%          6.35%          6.48%

-----------------------------------------------------------------------------------------------

Growth                                    0.00%        0.00%         4.69%          4.97%

-----------------------------------------------------------------------------------------------

Intermediate Income                      5.64%         5.99%          5.64%          5.99%

-----------------------------------------------------------------------------------------------

International Growth                     0.00%         0.00%        12.47%         13.23%

-----------------------------------------------------------------------------------------------

Investment Quality Bond                  5.88%         6.24%          5.88%          6.24%

-----------------------------------------------------------------------------------------------

LifeChoice Conservative Investor            N/A        4.66%            N/A         5.50%

-----------------------------------------------------------------------------------------------

LifeChoice Growth Investor                  N/A        2.40%            N/A         6.48%

-----------------------------------------------------------------------------------------------

LifeChoice Moderate Investor                N/A        3.45%            N/A         6.62%

-----------------------------------------------------------------------------------------------

Limited Term Income                      5.47%         5.58%          5.47%          5.58%

-----------------------------------------------------------------------------------------------

National Municipal Bond                  3.60%         3.82%          4.02%          4.26%

-----------------------------------------------------------------------------------------------

New York Tax-Free                        4.84%         5.13%          4.84%          5.13%

-----------------------------------------------------------------------------------------------

Ohio Municipal Bond                      4.18%         4.44%          4.18%          4.44%

-----------------------------------------------------------------------------------------------

Real Estate Investment                   3.33%         3.54%          3.33%          3.54%

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                      Dividend      Dividend      Distribution   Distribution
                                      Yield at      Yield at      Return at      Return at
                                      Maximum       Net Asset     Maximum        Net Asset
                                      Offering      Value         Offering       Value
                                      Price                       Price
-----------------------------------------------------------------------------------------------

Small Company Opportunity                0.00%         0.00%          0.00%          0.00%

-----------------------------------------------------------------------------------------------

Special Value                            0.38%         0.40%          4.79%         5.08%

-----------------------------------------------------------------------------------------------

Stock Index                              0.88%         0.93%          3.98%          4.22%

-----------------------------------------------------------------------------------------------

Value                                     0.45%         0.48%         11.66%         12.37%

-----------------------------------------------------------------------------------------------

The dividend yield and distribution returns on Class G shares for the period from commencement of operations to October 31, 2000 were as follows.


-----------------------------------------------------------------------------------------------
                                    Commencement Date     Dividend Yield      Distribution
                                                                                 Returns

-----------------------------------------------------------------------------------------------

Diversified Stock                    March 29, 1999            0.00%               15.87%

-----------------------------------------------------------------------------------------------

Established Value                     April 5, 1999            0.20%               12.40%

-----------------------------------------------------------------------------------------------

Fund for Income                      March 29, 1999            6.55%                6.55%

-----------------------------------------------------------------------------------------------

Gradison Government Reserves         April 26, 1976             5.43%                5.43%

-----------------------------------------------------------------------------------------------

International Growth                 March 29, 1999             0.00%              13.31%

-----------------------------------------------------------------------------------------------

Ohio Municipal Bond                  March 29, 1999            4.48%                4.48%

-----------------------------------------------------------------------------------------------

Small Company Opportunity            March 29, 1999            0.00%                0.00%

-----------------------------------------------------------------------------------------------

Stock Index                           June 30, 1999            0.73%                4.02%

-----------------------------------------------------------------------------------------------

Total Returns. The "average annual total return" of a Fund, or of each class of a Fund, is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

               (ERV/P)1/n-1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

               ERV - P = Total Return
               -------
                  P

In calculating total returns for Class A shares of the Funds, the current maximum sales charge (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at NAV, as discussed below). Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV, and that the investment is redeemed at the end of the period.


The average annual total return and cumulative total return on Class A and G shares, for the period from the commencement of operations to October 31, 2000 (life of Fund) at maximum offering price is shown on the table that follows. The average annual total return for the one and five year periods (when applicable) ended October 31, 2000 also are shown on this table.


------------------------------------------------------------------------------------------------------------------
Fund -- Class         Inception  Maximum   Average       Cumulative     One-Year      Five-Year     Ten-Year
                      Date       Sales     Annual        Total Return   Average       Average       Average
                                 Charge    Total         for the Life   Annual        Annual        Annual Total
                                           Return for    of the Fund    Total         Total         Return at
                                           the Life of   at Maximum     Return at     Return at     Maximum
                                           the Fund at   Offering       Maximum       Maximum       Offering
                                           Maximum       Price          Offering      Offering      Price
                                           Offering                     Price         Price
                                           Price
------------------------------------------------------------------------------------------------------------------

Balanced -- A         12/10/93   5.75%        11.46%        111.24%         0.61%        12.25%            N/A

------------------------------------------------------------------------------------------------------------------

Balanced -- G         12/15/99   None           6.32%          6.32%           N/A           N/A            N/A

------------------------------------------------------------------------------------------------------------------

Convertible Sec's -- A  4/14/88    5.75%        11.35%        285.36%        13.66%        12.15%         13.15%

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Fund -- Class         Inception  Maximum   Average       Cumulative     One-Year      Five-Year     Ten-Year
                      Date       Sales     Annual        Total Return   Average       Average       Average
                                 Charge    Total         for the Life   Annual        Annual        Annual Total
                                           Return for    of the Fund    Total         Total         Return at
                                           the Life of   at Maximum     Return at     Return at     Maximum
                                           the Fund at   Offering       Maximum       Maximum       Offering
                                           Maximum       Price          Offering      Offering      Price
                                           Offering                     Price         Price
                                           Price
------------------------------------------------------------------------------------------------------------------

Diversified Stock -- A  10/20/89   5.75%        16.15%        421.44%        10.13%        20.68%         18.60%

------------------------------------------------------------------------------------------------------------------

Diversified Stock - G   3/26/99    None         13.38%         22.17%           N/A           N/A            N/A

------------------------------------------------------------------------------------------------------------------

Established Value -- A  5/8/00    5/75%          3.97%          3.97%           N/A           N/A            N/A

------------------------------------------------------------------------------------------------------------------

Established Value -- G  8/16/83    None         14.08%        864.87%        11.26%        14.36%         15.89%

------------------------------------------------------------------------------------------------------------------

Fund for Income -- A   3/26/99     2.00%         3.26%          5.27%           N/A           N/A            N/A

------------------------------------------------------------------------------------------------------------------

Fund for Income -- G   9/16/87    None           7.68%        164.00%         6.74%          5.6%          7.09%

------------------------------------------------------------------------------------------------------------------

Growth -- A           12/3/93     5.75%        18.37%         22.72%         -0.55%        20.85%            N/A

------------------------------------------------------------------------------------------------------------------

Growth -- G           12/15/99   None           0.98%          0.98%           N/A           N/A            N/A

------------------------------------------------------------------------------------------------------------------

Intermediate Inc.-- A 12/10/93   5.75%         4.00%         31.07%        -0.11%         3.78%            N/A

------------------------------------------------------------------------------------------------------------------

Intermediate Inc.-- G 12/21/99   None           5.82%          5.82%           N/A           N/A            N/A

------------------------------------------------------------------------------------------------------------------

Int'l Growth -- A     5/18/90    5.75%          6.32%         89.70%       -11.61%         6.28%          7.11%

------------------------------------------------------------------------------------------------------------------

Int'l Growth -- G     3/26/99    None           7.46%         12.16%           N/A           N/A            N/A

------------------------------------------------------------------------------------------------------------------

Inv. Quality Bond -- A 12/10/93   5.75%         4.16%         32.41%        -0.05%         3.75%            N/A

------------------------------------------------------------------------------------------------------------------

Inv. Quality Bond -- G 12/21/99   None          6.77%          6.77%           N/A           N/A            N/A

------------------------------------------------------------------------------------------------------------------

LifeChoice Cons.      12/31/96   None          8.74%         37.89%        11.56%           N/A            N/A

------------------------------------------------------------------------------------------------------------------

LifeChoice Growth     12/31/96   None         11.72%         52.91%        14.23%           N/A            N/A

------------------------------------------------------------------------------------------------------------------

LifeChoice Moderate   12/31/96   None         10.28%         45.49%        12.92%           N/A            N/A

------------------------------------------------------------------------------------------------------------------

Limited Term Inc.-- A 10/20/89   2.00%         5.74%         85.05%         3.42%         4.48%          5.51%

------------------------------------------------------------------------------------------------------------------

Nasdaq - 100 Index -- A  7/31/00    5.75%        -13.01%        -13.01%           N/A           N/A            N/A

------------------------------------------------------------------------------------------------------------------

Nasdaq - 100 Index -- G   7/31/00    None          -7.80%         -7.80%           N/A           N/A            N/A

------------------------------------------------------------------------------------------------------------------

Nat'l Muni Bond -- A   2/3/94    5.75%         4.63%         35.68%         1.68%         4.53%            N/A

------------------------------------------------------------------------------------------------------------------

Nat'l Muni Bond -- G  12/17/99   None           7.26%          7.26&           N/A           N/A            N/A

------------------------------------------------------------------------------------------------------------------

NY Tax-Free -- A      2/11/91    5.75%         5.27%         64.67%         0.85%         3.06%            N/A

------------------------------------------------------------------------------------------------------------------

NY Tax-Free -- G      12/21/99   None           6.16%          6.16%           N/A           N/A            N/A

------------------------------------------------------------------------------------------------------------------

Ohio Muni Bond -- A   5/18/90    5.75%         6.24%         88.22%         1.62%         4.08%          6.19%

------------------------------------------------------------------------------------------------------------------

Ohio Muni Bond -- G   3/26/99    None          2.50%          4.02%         7.82%           N/A            N/A

------------------------------------------------------------------------------------------------------------------

Real Estate Inv.-- A  4/30/97    5.75%         6.60%         25.10%        15.99%           N/A            N/A

------------------------------------------------------------------------------------------------------------------

  Real Estate Inv.-- G 12/15/99  None          29.92%         29.92%           N/A           N/A            N/A

------------------------------------------------------------------------------------------------------------------

Small Co. Opp'ty --A   3/26/99    5.75%         13.66%         22.74%        17.75%           N/A            N/A

------------------------------------------------------------------------------------------------------------------

Small Co. Opp'ty --G   8/16/83    None         10.45%        452.70%        24.81%        11.60%         15.03%

------------------------------------------------------------------------------------------------------------------

Special Value -- A    12/3/93    5.75%        11.33%        109.96%        22.46%        10.93%            N/A

------------------------------------------------------------------------------------------------------------------

Special Value -- G    12/21/99   None          28.34%         28.34%           N/A           N/A            N/A

------------------------------------------------------------------------------------------------------------------

Stock Index -- A      12/3/93    5.75%        18.15%        216.58%        -0.68%        19.43%            N/A

------------------------------------------------------------------------------------------------------------------

Stock Index -- G      6/30/99    None          2.43%          3.24%         5.17%           N/A            N/A

------------------------------------------------------------------------------------------------------------------

  Value -  A        12/3/93    5.75%        16.99%        195.63%         2.10%        18.55%            N/A

------------------------------------------------------------------------------------------------------------------

Value - G             12/15/99   None           8.34%          8.34%           N/A           N/A            N/A

------------------------------------------------------------------------------------------------------------------

        From time to time the Non-Money Market Funds also may quote an "average annual total return at NAV" or a cumulative "total return at NAV." It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares of the Funds, at NAV for the period from the commencement of operations to October 31, 2000 (life of Fund) are shown in the table that follows.


---------------------------------------------------------------------------------------------------
                       Average       Cumulative                         Average       Cumulative
                       Annual        Total                              Annual        Total
                       Total         Return at                          Total         Return at
                       Return at     Net Asset                          Return at     Net Asset
                       Net Asset     Value                              Net Asset     Value
                       Value                                            Value
---------------------------------------------------------------------------------------------------

Balanced                 12.43%         124.12%   LifeChoice Moderate    10.28%        45.49%

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                       Average       Cumulative                         Average       Cumulative
                       Annual        Total                              Annual        Total
                       Total         Return at                          Total         Return at
                       Return at     Net Asset                          Return at     Net Asset
                       Net Asset     Value                              Net Asset     Value
                       Value                                            Value
---------------------------------------------------------------------------------------------------

Convertible Sec's        11.88%         308.87%   Limited Term Income     5.93%        88.75%

---------------------------------------------------------------------------------------------------

Diversified Stock        16.78%         453.25%   Nat'l Muni Bond          5.55%       43.95%

---------------------------------------------------------------------------------------------------

Fund for Income           4.58%           7.43%   NY Tax-Free              5.91%       74.69%

---------------------------------------------------------------------------------------------------

Growth                   19.39%         240.28%   Ohio Muni Bond           6.84%        99.70%

---------------------------------------------------------------------------------------------------

Intermediate Income       4.90%          39.06%   Real Estate Inv.         8.42%        32.73%

---------------------------------------------------------------------------------------------------

Int'l Growth              6.92%         101.28%   Small Co. Opp'ty        17.93%        30.20%

---------------------------------------------------------------------------------------------------

Inv. Quality Bond         5.06%          40.49%   Special Value           12.29%       122.77%

---------------------------------------------------------------------------------------------------

LifeChoice Cons.          8.74%          37.89%   Stock Index             19.17%      235.89%

---------------------------------------------------------------------------------------------------

LifeChoice Growth        11.72%          52.91%   Value                   17.99%     213.67%

---------------------------------------------------------------------------------------------------


Other Performance Comparisons


From time to time a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Non-Money Market Funds, and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish the ranking of its performance or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Non-Money Market Funds, in broad investment categories (domestic equity, international equity taxable bond, municipal bond or other) monthly, based upon each Fund's three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1). Ten percent of the funds, series or classes in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.


The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Smith Barney World Government Bond Index, the Russell Mid-Cap Index, the S&P 500 Index, the Russell 2000 Index, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman GNMA Index, the J.P. Morgan Government Bond Index and the Morgan Stanley All Country World Index Free ex US. Other indices may be used from time to time. The Consumer Price Index generally is considered to be a measure of inflation. The Salomon Smith Barney World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The Russell 2000 Index is a broad-based unmanaged index that represents the general performance of domestically traded common stock of small- to mid-sized companies. The Russell Midcap Index is a broad-based index comprised of companies currently with capitalizations between $1.7 billion and $13 billion. The size of companies in this index changes with market conditions and the composition of the index. The Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Mortgage-Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed-rate mortgage bonds. The Lehman Brothers Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The Morgan Stanley All Country World Index is a widely recognized, unmanaged index of common stock prices with country weightings of international companies. The foregoing indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.


From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). A Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling the Funds at 800-539-FUND (800-539-3863).


Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., S&P, Lehman Brothers, Merrill Lynch, and Salomon Smith Barney, and in publications issued by Lipper and in the following publications: iMoneyNet Money Fund Report, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money, Forbes, Baron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, and U.S.A. Today. In addition to yield information, general information about a Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.


Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return, and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under "Valuation of Portfolio Securities" is subject to change.

When the NYSE is closed (and, in the case of the Money Market Funds, when the Federal Reserve Board of Cleveland is closed), or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund, other than the Money Market Funds, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.


Purchasing Shares


Alternative Sales Arrangements - Class A and Class G Shares. The alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing Class A and Class G shares, investors should understand that the purpose and function of the Class G asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). Generally, Class A shares have lower ongoing expenses than Class G shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Investors also should evaluate the benefits of investing in Class G shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

Effective December 15, 1999, the Trust discontinued offering Class B shares of the Funds. Holders of Class B shares of the Diversified Stock Fund, the only Fund with Class B shares still outstanding, may continue to reinvest their dividends in additional Class B shares of that Fund.


The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.


Dealer Reallowances. The following table shows the amount of the front end sales load that is reallowed to dealers as a percentage of the offering price of Class A Shares of the Balanced, Convertible Securities, Diversified Stock, Growth, Intermediate Income, Investment Quality Bond, International Growth, Nasdaq-100 Index(R), National Municipal Bond, New York Tax-Free, Ohio Municipal Bond, Real Estate Investment, Small Company Opportunity, Special Value, Stock Index and Value Funds.


-----------------------------------------------------------------------------------------------
                                  Initial Sales Charge:           Concession to Dealers:
     Amount of Purchase            % of Offering Price              % of Offering Price
-----------------------------------------------------------------------------------------------
    Up to $49,999                           5.75%                             5.00%
-----------------------------------------------------------------------------------------------
    $50,000 to $99,999                      4.50%                             4.00%
-----------------------------------------------------------------------------------------------
    $100,000 to $249,999                    3.50%                             3.00%
-----------------------------------------------------------------------------------------------
    $250,000 to $499,999                    2.50%                             2.00%
-----------------------------------------------------------------------------------------------
    $500,000 to $999,999                    2.00%                             1.75%
-----------------------------------------------------------------------------------------------
    $1,000,000 and above                    0.00%                                 *
-----------------------------------------------------------------------------------------------

The following table shows the amount of the front end sales load that is reallowed to dealers as a percentage of the offering price of the Class A Shares of the Fund for Income and Limited Term Income Fund

-----------------------------------------------------------------------------------------------
                                  Initial Sales Charge:           Concession to Dealers:
     Amount of Purchase            % of Offering Price              % of Offering Price
-----------------------------------------------------------------------------------------------
    Up to $49,999                           2.00%                             1.50%
-----------------------------------------------------------------------------------------------
    $50,000 to $99,999                      1.75%                             1.25%
-----------------------------------------------------------------------------------------------
    $100,000 to $249,999                    1.50%                             1.00%
-----------------------------------------------------------------------------------------------
    $250,000 to $499,999                    1.25%                             0.75%
-----------------------------------------------------------------------------------------------
    $500,000 to $999,999                    1.00%                             0.50%
-----------------------------------------------------------------------------------------------
    $1,000,000 and above                    0.00%                                 *
-----------------------------------------------------------------------------------------------

* Except as indicated in the last sentence of this note, there is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1.00% will be imposed on any of such shares redeemed within the first year after purchase, or a 0.50% CDSC will be charged on any of such shares redeemed within two years of purchase. This charge will be based on the lower of the cost of the shares or net asset value at the time of redemption. No CDSC is imposed on reinvested distributions. Investment professionals may be paid at a rate of 1.00% of the purchase price on amounts from $1 million to $2,999,999; 0.75% on amounts from $3 million to $4,999,999; and 0.50% on amounts of $5 million or more. The initial sales charge exemption for investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $999,999.

The Trust's distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

The Money Market Funds, the LifeChoice Funds and Class G shares of the Funds do not impose initial or deferred sales charges on their shares.

Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Trust (except Funds that do not impose a sales charge). To obtain the reduction of the sales charge, you or your Investment Professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase. An "Investment Professional" is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Trust's in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:


Combined Purchases. When you invest in Class A shares of the Trust, excluding Funds that do not impose a sales charge, for several accounts at the same time, you may combine these investments into a single transaction if the total is $50,000 or more in order to pay the lower sales loads applicable to these amounts. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse (including life partner), and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Code.

Rights of Accumulation. "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Trust's Class A shares held by you, your spouse (including life partner), and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.


Letter of Intent. If you anticipate purchasing $50,000 or more of shares of a Fund alone or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge) within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

Class G Shares. As a result of the 1998 acquisition of McDonald & Company Securities Inc., a major regional broker-dealer, by KeyCorp, the parent of the Adviser, seven funds previously managed by McDonalds' Gradison Division reorganized into Class G shares of the Diversified Stock, Established Value, Fund for Income, Gradison Government Reserves, International Growth, Ohio Municipal Bond and Small Company Opportunity Funds. This reorganization took place on March 26, 1999.


In addition, the Stock Index Fund began offering Class G Shares on June 30, 1999 and the Intermediate Income, Investment Quality Bond, National Municipal Bond, New York Tax-Free, Value, Growth, Special Value, Balanced, Convertible Securities and Real Estate Investment Funds began offering Class G Shares on December 15, 1999. The Nasdaq-100 Index(R) Fund began offering Class G shares on July 31, 2000.


No initial or deferred sales charge are imposed on Class G shares. McDonald Investments Inc., an affiliate of the Adviser, compensates its own employees, and may compensate its affiliates, for Class G share sales, some of which compensation may be recouped in the event of share redemptions made during the first nine months after sale. See "How to Sell Shares" in the Prospectuses. Except for the Stock Index and Nasdaq-100 Index(R) Funds, which do not carry any Rule 12b-1 fees, Class G shares are subject to the Rule 12b-1 fees described in this SAI under "Advisory and Other Contracts -- Class G Share Rule 12b-1 Plan." There is no conversion feature applicable to Class G shares. Distributions paid to holders of a Fund's Class G shares may be reinvested in additional Class G shares of that Fund or Class G shares of a different Fund.

Exchanging Shares


Shares of any Money Market Fund may be exchanged for Class A shares of any of the Funds and may be subject to payment of a sales charge.

Shares of a Fund may be exchanged for the same class of shares of any other Fund of the Trust. For example, an investor can exchange Class A shares of a Fund only for Class A shares of another Fund. At present, not all Funds of the Trust offer multiple classes of shares. Shareholders owning shares of more than one class of shares must specify the class that they intend to exchange. If you do not make a selection, your exchange will be made in Class A shares.

You may only exchange your shares for shares of a Fund that is currently offering shares.

Class G shares of any Fund may be exchanged for Class G shares, Select shares, or any single class money market shares of a Fund offered by the Trust. Shareholders who owned Class G shares on the closing date of the Gradison Fund reorganization can exchange into Class A shares of any Fund that does not offer Class G Shares without paying a sales charge.

An exchange of a Fund's shares for shares of another Fund will be treated as a sale for federal income tax purposes. A shareholder must recognize any gain or loss in connection with any such exchange.


Redeeming Shares


Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A shares in Class A shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. Each Fund declares and pays capital gains annually. The Money Market Funds declare dividends daily and pay them monthly. The Balanced Fund, the Taxable Bond Funds and the Municipal Bond Funds declare and pay dividends monthly. The LifeChoice Funds and each Equity Fund, other than the Balanced Fund, declare and pay dividends quarterly.


The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio, and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.


For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.


TAXES


Information set forth in the Prospectuses and this SAI that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders, and the discussions here and in each Fund's prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used of offset capital gains in such future years. As of October 31, 2000, the Prime Obligations Fund had capital loss carryforwards of approximately $12,000 and $2,000 which expire in 2007 and 2008, respectively; the Tax-Free Money Market Fund had capital loss carryforwards of approximately $4,000 , $27,000 and $71,000 which expire in 2006 , 2007 and 2008, respectively; the Ohio Municipal Money Market Fund had capital loss carryforwards of approximately $5,000 which expire in 2007; the Limited Term Income Fund had capital loss carryforwards of approximately $1,335,000, $553,000, $906,000, $1,116,000 and $856,000 which expire in 2002, 2003, 2005 ,
2007 and 2008, respectively; Intermediate Income Fund had capital loss carryforwards of approximately $5,229,000 and $5,671,000 which expire in 2007 and 2008, respectively; the Fund for Income had capital loss carryforwards of approximately $585,000, $5,491,000, $864,000, $62,000 , $605,000 and $3,017,000
which expire in 2001, 2002, 2003, 2004 , 2007 and 2008, respectively; the Investment Quality Bond Fund had capital loss carryforwards of approximately $3,961,000 , $6,428,000 and $4,270,000 which expire in 2002 , 2007 and 2008, respectively; the New York Tax-Free Fund had capital loss carryforwards of approximately $2,000 , $16,000, $31,000 which expire in 2006 , 2007 and 2008, respectively; the Ohio Municipal Bond Fund had capital loss carryforwards of approximately $497,000 and $212,000 which expire in 2007and 2008, respectively; the Real Estate Investment Fund had capital loss carryforwards of approximately $497,000, $1,400,000 and $360,000 which expire in 2006 , 2007 and 2008, respectively; and the Small Company Opportunity Fund had capital loss carryforwards of approximately $5,362,000 which expire in 2006 , respectively; and the Nasdaq-100 Index(R) Fund had capital loss carryforwards of approximately $174,000 which expire in 2008. The Investment Quality Bond Fund has additional capital loss carryforwards of $2,498,000, $2,760,000, $755,000 and $6,000 for
2001, 2002, 2003 and 2004, respectively, as the successor to the Government Bond Fund; The Fund for Income Fund has additional capital loss carryforwards of $698,000, $109,000, $2,523,000 and $2,278,000 for 2001, 2004, 2006 and 2007,
respectively, as the successor to the Government Mortgage Fund; however, as explained below, such carryforwards are subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for January 2001 is 5.39%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under "Fund Distributions" below.


In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).

A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year in which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, and the Student Loan Marketing Association, are treated as U.S. government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on the various Funds' share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date which is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code
Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or
(2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items). With respect to the International Growth Fund, only an insignificant portion of the Fund will be invested in stock of domestic corporations; therefore the ordinary dividends distributed by that Fund will not qualify for the DRD for corporate shareholders.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Each of the New York Tax-Free, National Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market and Tax-Free Money Market Funds (the "Tax Exempt Funds") intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Fund's taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate dividends- received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining their adjusted current earnings. Each Municipal Bond Fund may invest up to 20% of its total assets in tax preference items.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.


Investment income that may be received by the International Growth Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect, but is not required, to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.


Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

The Money Market Funds seek to maintain a stable NAV of $1.00 per share; however, there can be no assurance that the Money Market Funds will do this. In such a case, and for all the Funds other than the Money Market Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder in the International Growth Fund may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.

Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

TRUSTEES AND OFFICERS


Board of Trustees

Overall responsibility for management of the Trust rests with the members of the Board of Trustees (the "Trustees"). The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently ten Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The Trustees , their ages, addresses, and their principal occupations during the past five years are as follows. Each of the following individuals holds the same position with The Victory Variable Insurance Funds, a registered investment company in the same Fund complex as the Trust.


                             Position(s)
                             Held
                             with the
Name, Age and Address        Trust      Principal Occupation During Past 5 Years
---------------------        --------   ----------------------------------------

Theodore H. Emmerich, 74     Trustee    Director,  Summit  Mutual  Funds,  Inc.  (investment
1201 Edgecliff                          company),  American  Financial Group  (insurance),  and
Place        Apt.  1052                 Cincinnati     Milacron     Commercial      Corporation
Cincinnati, Ohio  45206                 (financing);   Trustee  ,  Summit   Investment   Trust
                                        (investment company); managing partner
                                        (retired in 1986) (Cincinnati office)
                                        Ernst & Whinney (now Ernst & Young LLP).

Dr. Harry Gazelle,  73       Trustee    Retired radiologist, Drs. Hill and Thomas Corporation.
17822 Lake Road
Lakewood, Ohio  44107

Frankie D. Hughes,  48       Trustee    Principal  and Chief  Investment  Officer  (since
Hughes Capital  Mgm't,Inc.              1993),  Hughes Capital  Management,  Inc. (fixed income
315 Cameron Street, 2nd Fl.             asset management).
Alexandria, Virginia 22314



Eugene J. McDonald, 68       Trustee    Executive Vice President and Chief Investment
Duke University                         Officer for Asset Management (since 1990), Duke
Office of Investment Counsel            University ; President and CEO (since 1990), Duke  Management
Suite 240                               Company; Director , CCB Financial Corporation, Flag Group of Mutual
Durham, North Carolina                  Funds, Greater  Triangle Community Foundation, North
27705                                   Carolina Bar Association Investment Committee and Red Hat, Inc.
                                        (software,  support,  and  training);  Advisory  Board
                                        Member,  Ashford Capital Management and A. M. Pappas &
                                        Associates  (venture  development);  Lead Director and
                                        Executive  Committee  member,  National  Commerce Bank
                                        Corporation;  Chairman, Hedged Equity Group of Winston
                                        Partners.

Dr. Thomas F. Morrissey, 67  Trustee    Professor  (since  1970),   Weatherhead  School  of
Weatherhead School of                   Management,  Case Western Reserve University; from 1989
Management                              to  1995,  Associate  Dean  ,  Weatherhead  School  of
Case Western Reserve Univ.              Management.
10900 Euclid Avenue
Cleveland, Ohio  44106-7235

Roger Noall, 65 *            Chairman   Director,    Alleghany   Corporation   (insurance,
c/o Brighton Apt. 1603       and        financial  services and industrial  minerals) and Elite
8231 Bay Colony Drive        Trustee    Information  Systems,   Inc.   (financial,   legal  and
Naples, Florida 34108                   professional  software);  from 1996 to 2000, executive
                                        of KeyCorp (retired February 2000).

* Messrs. Noall and Weston are "interested persons" and "affiliated persons" of the Trust.c


                             Position(s)
                             Held
                             with the
Name, Age and Address        Trust      Principal Occupation During Past 5 Years
---------------------        --------   ----------------------------------------

H. Patrick Swygert, 57       Trustee    President  (since  1995),   Howard  University;
Howard University                       Director,  Hartford Financial Services Group,  Hartford
2400 6th St. N.W., Ste. 402             Life   Insurance   and   Federal   National    Mortgage
Washington, D.C.  20059                 Association;  Chairman, Community Business Partnership,
                                        Greater Washington Board of Trade.



Frank A. Weil, 69            Trustee    Chairman and Chief Executive  Officer (since 1984),
Abacus & Associates                     Abacus & Associates,  Inc.  (private  investment firm);
147 E. 47th Street                      Director and President of the Hickrill Foundation.
New York, New York  10017

Donald E. Weston, 65 *       Trustee    Director,    Cincinnati   Milacron   Commercial
McDonald Investments Inc.               Corporation (financing) and Katchall Industries Int'l,
580 Walnut Street                       Inc. (food industry  disease  prevention and safety);
Cincinnati, Ohio  45202                 from October 1998 to March 2000,  Chairman ,  Gradison
                                        McDonald  Investments  (retired March 2000), a division
                                        of  McDonald  Investments  Inc.;  until  October  1998,
                                        Chairman  ,  Gradison  Division  of McDonald & Company
                                        Securities,  Inc. and  Director ,  McDonald & Company
                                        Investments Inc.

Leigh A. Wilson,  56 **     President   Founder,   Chairman  and  Chief  Executive  Officer
New Century Care, Inc.      and         (since 1989),  New Century Care, Inc.  (formerly known
53 Sylvan Road North        Trustee     as Glenleigh  International Limited) (merchant bank);
Westport, Connecticut                   Principal  (since  1995),  New  Century  Living,  Inc.
06880                                   (senior  housing and  healthcare);  Director  (since
                                        1981),  Chimney Rock Vineyard and Chimney Rock Winery;
                                        Trustee, The Orbitex Funds.



The Board currently has an Investment Committee, a Business, Legal and Audit Committee, and a Board Process and Nominating Committee. The members of the Investment Committee are Messrs. Morrissey (Chairman), Gazelle, McDonald, Noall, Swygert and Weston. The function of the Investment Committee is to review the existing investment policies of the Trust, including the levels of risk and types of Funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Trust's shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Emmerich (Chairman), Weil and Wilson and Ms. Hughes. The function of the Business, Legal and Audit Committee is to recommend independent auditors , monitor accounting and financial matters and review compliance and contract matters. Mr. Swygert is the Chairman of the Board Process and Nominating Committee (consisting of all the Trustees), which reviews Trustee performance and compensation issues. This Committee has a Nominating Subcommittee (consisting only of Independent Trustees), which nominates persons to serve as Independent Trustees .

Remuneration of Trustees and Certain Executive Officers

The Trust pays each Trustee an annual fee of $27,000 for serving as Trustee of all the Funds of the Trust, and an additional per meeting fee ($3,000 per in person and $1,500 per telephonic meeting). Mr. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the Funds of the Trust, and an additional per meeting fee ($3,600 in person and $1,800 per telephonic meeting).

The following table indicates the estimated compensation received by each Trustee from the Victory "Fund Complex"(1) for the fiscal year ended October 31, 2000.


----------
** Mr. Wilson is deemed to be an "interested person" of the Trust under the 1940 Act solely by reason of his position as President.


                                Pension or        Estimated         Aggregate        Aggregate
                                Retirement         Annual       Compensation from  Compensation
                            Benefits Accrued as   Benefits          Victory        from Victory
                             Portfolio Expenses  Upon Retirement   Portfolios      "Fund Complex"
                            ------------------   ----------------   ----------      --------------
Roger Noall...............        -0-               -0-              $22,000          $24,500
Leigh A. Wilson...........        -0-               -0-              $52,500          $56,375
Theodore H. Emmerich*.....        -0-               -0-              $43,500          $47,375
Frankie D. Hughes+........        -0-               -0-              $33,750          $37,625
Harry Gazelle.............        -0-               -0-              $43,500          $47,375
Eugene J. McDonald........        -0-               -0-              $43,500          $47,375
Thomas F. Morrissey.......        -0-               -0-              $43,500          $47,375
H. Patrick Swygert........        -0-               -0-              $44,000          $47,875
Frank A. Weil.............        -0-               -0-              $42,000          $45,625
Donald E. Weston*.........        -0-               -0-              $23,500          $26,250



(1) There are currently 40 mutual funds in the Victory "Fund Complex" for which the above-named Trustees are compensated, but not all of these Trustees serve on the board of each fund of the "Fund Complex."
* Messrs. Emmerich and Weston commenced service on the Board as Advisory Trustees on January 1, 1999 and were elected Trustees by the shareholders of the Trust on March 27, 2000.
+       Ms.  Hughes  commenced  service on the Board as an Advisory
        Trustee on January 1, 2000 and was elected Trustee by the shareholders of the Trust on March 27, 2000.


Officers

The officers of the Trust, their ages, and principal occupations during the past five years, are as follows:

                        Position(s)
                        with the
Name and Age            Trust        Principal Occupation During Past 5 Years
------------            -----        ----------------------------------------

Roger Noall, 65         Chairman     See biographical information under "Board of Trustees" above.

Leigh A. Wilson, 56     President    See biographical information under "Board of Trustees" above.
                        and
                        Trustee


Lisa Hurley, 45         Vice        Since May 1998,  Senior Vice President and General Counsel of
                        President   BISYS Fund  Services  ;  General  Counsel of Moore  Capital
                                    Management,  Inc.  from May 1996 to May  1998;  Senior  Vice
                                    President  &  General   Counsel  of  Northstar   Investment
                                    Management Corporation from October 1993 to May 1996.

Irimga McKay, 41        Vice        Since November 1998, Senior Vice President,  Client Services
                        President   of BISYS Fund Services.

Darin Dugenske, 35      Secretary   Since March 2000, Director of Client Services for BISYS Fund
                                    Services;  from  April  1999 to  March  2000,  Regional  Vice
                                    President of BISYS  Brokerage Services,  Inc.; from 1995 to
                                    1999,  employee  of First  Investment  Center,  a program of
                                    Financial  Management  Group,  a Division of First  Hawaiian
                                    Bank.

                        Position(s)
                        with the
Name and Age            Trust        Principal Occupation During Past 5 Years
------------            -----        ----------------------------------------

Jay G. Baris, 47        Assistant   Partner,  Kramer  Levin  Naftalis & Frankel  LLP.  Assistant
                        Secretary   Secretary of The Victory Variable Insurance Funds; Director,

                                    First Investors Life Insurance Company.

Alaina Metz, 33         Assistant   Since June 1995, Chief Administrative  Officer of BISYS Fund
                        Secretary   Services; Supervisor of Alliance Capital Management for more than five years prior to joining BISYS.

Joel B. Engle, 34       Treasurer   Since September 1998, Vice President of BISYS;
                                    from March 1995 to September 1998, Vice
                                    President, Northern Trust Company.

Gary Tenkman, 30        Assistant   Since April 1998,  Vice  President of Financial  Services of
                        Treasurer   BISYS Fund Services; Audit Manager for Ernst & Young LLP for
                                    more than five years prior to joining BISYS.

William J. Tomko, 42    Assistant   Group President, BISYS Investment Services;
                        Treasurer   employee of  BISYS Fund Services since 1986.


The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Trust (other than Mr. Wilson) receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.


As of January 31, 2001, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.


The LifeChoice Funds -- Conflicts of Interest. The Trustees and officers of the Trust are subject to conflicts of interest in managing both the LifeChoice Funds described here and some of the underlying Proprietary Portfolios. This conflict is most evident in the Board's supervision of KAM. KAM and certain of its affiliates may provide services to, and receive fees from, not just the Funds, but also some of the Proprietary and Other Portfolios. Their selection of investments and allocation of Fund assets will be continuously and closely scrutinized by the Board in order to avoid even the appearance of improper practices. It is possible, however, that a situation might arise where one course of action for a LifeChoice Fund would be detrimental to a Proprietary Portfolio, or vice versa. In that unlikely event, the Trustees and officers of the Trust will exercise good business judgment in upholding their fiduciary duties to each set of Funds, thus minimizing such conflicts, if any should arise.

ADVISORY AND OTHER CONTRACTS


The following sections describe each Fund's material agreements for investment advisory, administration, distribution, transfer agency and fund accounting services. Generally, this SAI presents payments made pursuant to these agreements for the last three fiscal years ended October 31. This SAI also describes Fund portfolio turnover for the last two fiscal years ended October 31 and distribution expenses for the last fiscal year ended October 31, 2000. However, for certain Funds, service fee, portfolio turnover and distribution expense information related to, 1999 and 1998 reflects periods other than the 12 month periods ended October 31, as shown in the following table.

------------------------------------------------------------------------------------------------
                                   Service fees, portfolio turnover and distribution expenses shown reflect information for the following periods
                                 ------------------------------- -------------------------------
                                              1999                            1998
------------------------------------------------------------------------------------------------

Convertible Securities and       Fiscal year ended October 31,   Ten months ended October 31,
Federal Money Market             1999.                           1998.

------------------------------------------------------------------------------------------------

Established Value and            Seven months ended October      Fiscal year ended March 31,
Small Company Opportunity        30, 1999.                       1999.

------------------------------------------------------------------------------------------------

Fund for Income                  Ten months ended October 31,    Fiscal year ended December
                                 1999.                           31, 1998.

------------------------------------------------------------------------------------------------

Gradison Government Reserves     Fiscal year ended September     Fiscal year ended September
                                 30, 1999.                       30, 1998.

------------------------------------------------------------------------------------------------

LifeChoice Funds                 Fiscal year ended October 31,   Eleven months ended October
                                 1999.                           31, 1998.

------------------------------------------------------------------------------------------------

With respect to the Fund for Income and the Small Company Opportunity Fund, payments made prior to March 29, 1999 for investment advisory, administration, distribution, transfer agency and fund accounting services reflect payments to other service providers made by these Funds' predecessors, Gradison Income Fund and Gradison Opportunity Value Fund, respectively. Similarly, with respect to the Established Value Fund and Gradison Government Reserves Fund, payments made prior to April 5, 1999 for investment advisory, administration, distribution, transfer agency and fund accounting services reflect payments to other service providers made by these Funds' predecessors, Gradison Established Value Fund and Gradison U.S. Government Reserves, respectively.


Investment Adviser

One of the Fund's most important contracts is with its investment adviser, KAM, a New York corporation registered as an investment adviser with the SEC. KAM is a wholly owned subsidiary of KeyCorp. Affiliates of the Adviser manage approximately $73 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals, and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of December 31, 2000, KeyCorp had an asset base of approximately $75 billion, with banking offices in 13 states from Maine to Alaska, and trust and investment offices in 14 states. KeyCorp's McDonald Investments Inc., a registered broker dealer, is located primarily in the midwestern United States. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.


The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

------------------------------------------------------------------------------------------------
0.20%                Each LifeChoice Fund, Institutional Money Market
------------------------------------------------------------------------------------------------
0.25%                Federal Money Market
------------------------------------------------------------------------------------------------
0.35%                Prime Obligations, Tax-Free Money Market, U.S. Government Obligations
------------------------------------------------------------------------------------------------
0.50%                Financial Reserves, Fund for Income, Limited Term Income, Ohio Municipal
                     Money Market
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
0.50% of the first   Gradison Government Reserves
$400 million,
0.45% of the next
$600 million,
0.40% of the next
$1 billion and
0.35% thereafter
------------------------------------------------------------------------------------------------
0.55%                National Municipal Bond, New York Tax-Free
------------------------------------------------------------------------------------------------
0.60%                Ohio Municipal Bond, Stock Index, Nasdaq-100 Index(R)
------------------------------------------------------------------------------------------------
0.65%                Diversified Stock
------------------------------------------------------------------------------------------------

0.65% of the first  Established Value, Small Company Opportunity
$100 million,
0.55% of the next
$100 million, and
0.45% in excess of
$200 million

------------------------------------------------------------------------------------------------
0.75%                Convertible Securities, Growth, Intermediate Income, Investment Quality
                     Bond, Value
------------------------------------------------------------------------------------------------

0.80%                Balanced, Real Estate Investment, Special Value

------------------------------------------------------------------------------------------------
1.10%                International Growth
------------------------------------------------------------------------------------------------

Investment Advisory Services to the LifeChoice Funds

KAM continuously monitors the allocation of each Fund's investment in Underlying Portfolios in three distinct investment categories according to certain percentage ranges predetermined by the Trustees as follows:

  ------------------------------------------------------------------------------------------
                                 Conservative             Growth             Moderate
                                 Investor Fund        Investor Fund        Investor Fund

  ------------------------------------------------------------------------------------------
  Equity Funds                      30-50%              70-90%               50-70%
  ------------------------------------------------------------------------------------------
  Bond/Fixed Income Funds           50-70%              10-30%               30-50%
  ------------------------------------------------------------------------------------------
  Money Market Funds/Cash            0-15%               0-15%                0-15%
  ------------------------------------------------------------------------------------------

KAM rebalances or reallocates the LifeChoice Funds' investments across Underlying Portfolios as market conditions warrant. All reallocations are expected to occur within the above-described ranges.


The selection of the Proprietary Portfolios in which the LifeChoice Funds will invest, as well as the percentage of assets which can be invested in each type of underlying mutual fund, are not fundamental investment policies and can be changed without the approval of a majority of the respective Fund's shareholders. Any changes to the percentage ranges shown above for allocation across types of Underlying Portfolios or for allocation in Proprietary Portfolios and Other Portfolios requires the approval of the Trust's Board of Trustees. Investors desiring more information on a Proprietary Portfolio listed above may call the Trust at 800-539-FUND (800-539-3863) request a prospectus, which is available without charge. The selection of the Other Portfolios also is within the Adviser's discretion.

As a shareholder in the Proprietary Portfolios, the LifeChoice Funds will bear their proportionate share of the investment advisory fees paid by the Portfolios. The schedule of advisory fees for each Proprietary Portfolio appears above, which a more detailed description of the investment advisory and sub-advisory agreements is set forth below.

The Portfolio Managers of the Proprietary Portfolios. The persons primarily responsible for the investment management of the Proprietary Portfolios are as follows (unless otherwise noted, a portfolio manager has managed the Portfolio since commencement of the Fund's operations):

------------------------------------------------------------------------------------------------
Victory Fund   Portfolio Manager      Experience
------------------------------------------------------------------------------------------------
Convertible    Amy Bush               Research Analyst with KAM and has been associated with
Securities     (since July 2000)      KAM or its affiliates since 1992.
------------------------------------------------------------------------------------------------
               Richard A. Janus       Senior Managing Director of KAM, and has been in
               the (since April 1996) investment advisory business since 1977.
------------------------------------------------------------------------------------------------
               James K. Kaesberg      Portfolio  Manager and Managing  Director of  Convertible
               (since April 1996)     Securities  Investments  for  KAM  and  has  been  in the
                                      investment advisory business since 1985.
------------------------------------------------------------------------------------------------

Diversified    Lawrence G. Babin      Senior  Portfolio  Manager and  Managing  Director of KAM
Stock          (since 1989)           and has been in the investment business since 1982.

------------------------------------------------------------------------------------------------

               Paul D. Danes          Portfolio Manager and Director of KAM and has been
               in (since July 2000)   the investment business since 1987.

------------------------------------------------------------------------------------------------

               Carolyn Raines         Portfolio Manager Associate of KAM and has been
               (since June 2000)      associated with KAM and/or its affiliates since 1998.

------------------------------------------------------------------------------------------------
Established    William J. Leugers, Jr. Portfolio  Manager  and  Managing  Director  of  Gradison
Value and      (since November 1998)   McDonald and has been associated  with Gradison  McDonald
Small                                  since 1975.
Company
Opportunity
------------------------------------------------------------------------------------------------
               Daniel R. Shick        Portfolio  Manager  and  Managing  Director  of  Gradison
               (since November 1998)  McDonald  and has been  associated  with  McDonald  since
                                      1972.
------------------------------------------------------------------------------------------------
               Gary H. Miller         Vice-President and Portfolio Manager  of  Gradison
               (since November 1998)  McDonald and has been associated  with Gradison  McDonald since 1987.
------------------------------------------------------------------------------------------------
Fund for       Thomas M. Seay         Served as portfolio  manager of the  Gradison  Government
Income         (since April 1998)     Income Fund since  April  1998,  prior to which he served
                                      as vice president and fixed income  portfolio  manager of
                                      Lexington Management Corporation.
------------------------------------------------------------------------------------------------
               Trenton Fletcher       Portfolio Manager and Director of KAM and has
               been (since January    associated with KAM or its affiliates since 1989.
               1998)
------------------------------------------------------------------------------------------------

Growth         William F. Ruple       Senior  Portfolio  Manager  and  Director  of KAM and has
               (since June 1995)      been  associated  with KAM and/or its  affiliates  since
                                      1970.

------------------------------------------------------------------------------------------------

               Walter J. Henry        Managing  Director and Portfolio  Manager of KAM and has
               (since April 2000)     been  associated  with KAM and/or its  affiliates  since
                                      1996.

------------------------------------------------------------------------------------------------

               Anjem T. Hussain       Portfolio Manager Associate of KAM and has been
               (since July 2000)      associated with KAM and/or its affiliates since 1987.

------------------------------------------------------------------------------------------------

Intermediate   Eric Rasmussen         Senior  Portfolio  Manager and  Managing  Director in the
Income         (since October 2000)   Taxable Fixed Income Group of KAM since  1996,  and has
                                      been associated with KAM and/or its affiliates since 1988.
                                      Prior to joining KAM, he directed the corporate treasury
                                      function at KeyCorp.

------------------------------------------------------------------------------------------------

International  Conrad R. Metz         Senior  Portfolio  Manager and  Managing  Director of KAM
Growth         (since October 1995)   since October 1995;  from 1993 to 1995 he was Senior Vice
                                      President,  International  Equities,  at Bailard  Biehl &
                                      Kaiser.  He has  been in the  investment  business  since
                                      1978.

-----------------------------------------------------------------------------------------------

               Leslie Z. Globits      Portfolio  Manager  and   Director  of KAM.  He has been
               (since June  1996)     employed by KAM or an affiliate since 1987.

------------------------------------------------------------------------------------------------
               Ayaz Ebrahim           Director and Portfolio Manager of IIIS, Hong Kong,
               (since June 1998)      and has been employed by IIIS or an affiliate since 1991.
------------------------------------------------------------------------------------------------
               Didier LeConte         Senior Portfolio Manager - European Equities at IIIS and
               (since June 1998)      has been employed by IIIS or an affiliate since 1996.
------------------------------------------------------------------------------------------------
               Jean-Claude Kaltenbach Head of Equity Management at IIIS and has been
               (since June 1998)      employed  by IIIS or an affiliate since 1994.
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Victory Fund   Portfolio Manager      Experience
------------------------------------------------------------------------------------------------

               Miren Etcheverry       Senior  Portfolio  Manager  at IIIS since  January  2000.
               (since January 2000)   From 1996 until January 2000, Senior  Portfolio Manager
                                      and Head of Glogal Equities, , John
                                      Hancock Funds, prior to which, she was a
                                      Senior Portfolio Manager and Head of Latin
                                      American Equities with Baring Asset
                                      Management.

------------------------------------------------------------------------------------------------

Investment     Richard T. Heine       Director and Portfolio  Manager with KAM, and has been in
Quality Bond   (since inception)      the investment advisory business since 1977.

------------------------------------------------------------------------------------------------
Limited Term   Deborah Svoboda        Portfolio  Manager  and  Managing  Director  of KAM since
Income         (since September       September  1998,  prior  to which  she was a Senior  Vice
               1998)                  President   responsible   for   asset-backed   securities
                                      syndication   and   marketing   for  McDonald  &  Company
                                      Investments Inc.
------------------------------------------------------------------------------------------------

Real Estate    Patrice Derrington     Managing  Director and Portfolio  Manager of KAM, and has
Investment     (since inception)      been  in  the  real  estate,   investment,   and  finance
                                      business since 1991.

------------------------------------------------------------------------------------------------
Special Value  Paul Danes             See biography under Diversified Stock Fund.
               (since October 1995)
------------------------------------------------------------------------------------------------

               Carolyn Raines         See biography under Diversified Stock Fund.
               (since June 2000)

------------------------------------------------------------------------------------------------
Value          Neil A. Kilbane        Portfolio  Manager and Managing  Director of KAM, and has
               (since April 1998)     been in the investment business since 1986.
------------------------------------------------------------------------------------------------

               Robert W. Siewert      Portfolio Manager of KAM, and has been associated with
               (since February 2000)  KAM and/or its affiliates since 1993.

------------------------------------------------------------------------------------------------


Investment Sub-Adviser

The International Growth Fund -- Manager of Managers. As the "Manager of Managers" of the International Growth Fund, KAM may select one or more sub-advisers to manage the Fund's assets. KAM evaluates each sub-adviser's skills, investment styles and strategies in light of KAM's analysis of the international securities markets. Under its Advisory Agreement with the Trust, KAM oversees the investment advisory services that a sub-adviser provides to the International Growth Fund. If KAM engages more than one sub-adviser, KAM may reallocate assets among sub-advisers when it believes it is appropriate. KAM provides investment advice with respect to short-term debt securities. KAM has the ultimate responsibility for the International Growth Fund's investment performance, because it is responsible for overseeing all sub-advisers and recommending to the Trust's Board of Trustees that it hire, terminate or replace a particular sub-adviser.


The Trust and KAM have obtained an order from the SEC that allows KAM to serve as a Manager of Managers. The order lets KAM, subject to certain conditions, select new sub-advisers with the approval of the Board, without obtaining shareholder approval. The order also allows KAM to change the terms of agreements with the sub-advisers or to keep a sub-adviser even if certain events would otherwise require that a sub-advisory agreement terminate. The Trust will notify shareholders of any sub-adviser change. Shareholders, however, also have the right to terminate an agreement with a particular sub-adviser. If KAM hires more than one sub-adviser, the order also allows the International Growth Fund to disclose only the aggregate amount of fees paid to all sub-advisers.


Indocam International Investment Services, S.A. ("IIIS") serves as sub-adviser to the International Growth Fund. Pursuant to an agreement with the Adviser dated as of June 1, 1998, the Adviser pays IIIS a monthly fee of 0.55% of the International Growth Fund's average daily net assets from its advisory fee.

IIIS is a registered investment adviser with the SEC. As of December 31, 2000, IIIS and its affiliates managed approximately $150 billion for their clients. IIIS also serves as investment adviser to the France Growth Fund and sub-adviser to the BNY Hamilton International Equity Fund and the John Hancock European Equity Fund.

The Investment Advisory and Investment Sub-Advisory Agreements


Unless sooner terminated, the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Funds (the "Investment Advisory Agreement"), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to any particular Fund at any time on 60 days' written notice without penalty by vote of a majority of the outstanding shares of the Fund, by vote of the Board, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.


For the three fiscal years ended October 31, 2000, KAM earned the following advisory fees with respect to each Fund. The amount of fees paid to the Adviser is shown net of the amount of fee reduction.


 ------------------------------------------------------------------------------------------------

                               2000                      1999                      1998

 ------------------------------------------------------------------------------------------------

                   Fees Paid      Fee        Fees Paid      Fee        Fees Paid      Fee
                                  Reduction                 Reduction                 Reduction

 ------------------------------------------------------------------------------------------------

 Balanced          $3,342,704    $107,341    $3,446,546   $1,041,454   $3,019,535   $943,992

 ------------------------------------------------------------------------------------------------

 Convertible          634,496         N/A       696,000          N/A      794,188         N/A
 Securities

 ------------------------------------------------------------------------------------------------

 Diversified       7,471,929      110,288    6,855,681     503,319     5,039,529    1,022,826
 Stock

 ------------------------------------------------------------------------------------------------

 Established       1,936,921      260,370    1,224,467     246,533     2,580,124        N/A
 Value

 ------------------------------------------------------------------------------------------------

 Federal Money     2,191,149      851,948    1,413,628    1,136,372     589,340      732,604
 Market

 ------------------------------------------------------------------------------------------------

 Financial         3,853,348         N/A    4,192,000         N/A     3,761,563     123,455
 Reserves

 ------------------------------------------------------------------------------------------------

 Fund for          1,127,900       70,662     698,399      128,601       16,446      103,873
 Income

 ------------------------------------------------------------------------------------------------

 Gradison          6,629,833    2,647,411    9,118,000     737,000     7,875,357        N/A
 Gov't Res.

 ------------------------------------------------------------------------------------------------

  Growth           3,340,027       32,751    3,260,024     280,976     1,936,780    304,983

 ------------------------------------------------------------------------------------------------

 Inst. Money       6,978,551      796,181    3,442,030    1,887,970    2,051,053    1,279,243
 Market

 ------------------------------------------------------------------------------------------------

 Intermediate      1,038,943      459,536    1,183,269     640,731     1,159,701     681,558
 Income

 ------------------------------------------------------------------------------------------------

 International     2,187,031      113,746    1,572,373     160,373     1,082,604     123,169
 Growth

 ------------------------------------------------------------------------------------------------

 Inv. Quality        618,671      268,327     779,464      389,732      880,262      436,244
 Bond

 ------------------------------------------------------------------------------------------------

 LifeChoice            7,149       7,149       7,869        7,869        9,198        4,473
 Cons.

 ------------------------------------------------------------------------------------------------

 LifeChoice           16,687      16,686      14,973       14,973       11,797        5,708
 Growth

-------------------------------------------------------------------------------------------------

 LifeChoice           23,494       23,493      22,903       22,902       15,484      9,367
 Moderate

-------------------------------------------------------------------------------------------------

 Limited Term        190,199       16,539     275,101       97,708      271,020      123,743
 Income

-------------------------------------------------------------------------------------------------

 Nasdaq-100                0        6,464         N/A          N/A          N/A          N/A
 Index(R)

-------------------------------------------------------------------------------------------------

 National Muni        98,657      105,612      82,964      179,176            0     295,779
 Bond

-------------------------------------------------------------------------------------------------

 New York             51,276       35,495      56,745       47,287       54,279       60,020
 Tax-Free

-------------------------------------------------------------------------------------------------

 Ohio                697,266      368,431     590,452      340,548      301,873      174,387
 Municipal Bond

-------------------------------------------------------------------------------------------------

 Ohio Muni         4,267,585      581,322    3,865,335    1,109,110    2,513,242    1,026,186
 Mon. Mkt

-------------------------------------------------------------------------------------------------

 Prime             8,074,844         N/A    6,046,488         N/A     3,673,976        N/A
 Obligations

 ------------------------------------------------------------------------------------------------

 Real Estate          66,606       51,889      39,999      118,156       14,049      111,672
 Investment

 ------------------------------------------------------------------------------------------------

 Small Co.           783,948        9,405     551,294       95,047      881,658         N/A
 Opportunity

 ------------------------------------------------------------------------------------------------

 Special Value     1,677,550       27,919    2,553,867     283,759     3,814,898     443,848

 ------------------------------------------------------------------------------------------------

   Stock Index    4,605,315      857,975    3,847,517     842,483     2,681,381     798,447

 ------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------

                               2000                      1999                      1998

 ------------------------------------------------------------------------------------------------

                   Fees Paid      Fee        Fees Paid      Fee        Fees Paid      Fee
                                  Reduction                 Reduction                 Reduction

 ------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------
  Tax-Free       2,527,510           N/A    2,428,741         N/A     1,829,130      29,470
  Money Mkt

 ------------------------------------------------------------------------------------------------

   U.S. Gov't   7,933,621            N/A    7,639,953         N/A     6,864,953        N/A
   Obl's

 ------------------------------------------------------------------------------------------------

 Value             4,397,073       24,921    5,595,907     280,784     4,505,880    613,276

 ------------------------------------------------------------------------------------------------


Sub-Advisory Agreement. Under the Investment Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Funds and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

The Sub-Adviser's Agreement with KAM is terminable at any time, without penalty, by the Board of Trustees, by the Adviser or by vote of a majority of the respective Fund's outstanding voting securities on 60 days' written notice to the Adviser. Unless sooner terminated, the Sub-Advisory Agreement shall continue in effect from year to year if approved at least annually by a majority vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

 Code of Ethics

The Funds, the Adviser, the Sub-Adviser and BISYS Fund Services Ohio, Inc., the distributor of the Funds, have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds must conform. The Code of Ethics provides that Investment personnel must refrain from certain trading practices, and all access persons are required to report certain personal investment activities, including purchases or sales of securities which may be purchased or held by the Funds. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Portfolio Transactions

The Money Market Funds. Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Money Market Funds, the Adviser determines, subject to the general supervision of the Trustees of the Trust, and in accordance with each Money Market Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Money Market Funds, and which brokers are to be eligible to execute its portfolio transactions. Since purchases and sales of portfolio securities by the Money Market Funds are usually principal transactions, the Money Market Funds incur little or no brokerage commissions. For the three fiscal years ended October 31, 2000, the Money Market Funds paid no brokerage commissions. Securities of the Money Market Funds are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Money Market Funds also may purchase securities from underwriters at prices which include the spread retained by the underwriter from the proceeds of the offering to the issuer.

The Money Market Funds do not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity, but the Adviser may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The investment policies of the Money Market Funds require that investments mature in 397 days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Money Market Funds.

The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Allocation of transactions, including their frequency, among various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.


Income and Equity Funds. Pursuant to the Investment Advisory Agreement (and for the International Growth Fund, the Sub-Advisory Agreement), the Adviser* determines, subject to the general supervision of the Trustees of the Trust, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute its portfolio transactions. Portfolio securities purchased or sold through a broker-dealer include a brokerage commission. At times, the Funds may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Funds. While the Adviser generally seeks competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time."

All Funds. The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, any Sub- Adviser, KeyBank or their affiliates, or BISYS or its affiliates, and will not give preference to KeyBank's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through McDonald Investments Inc. ("McDonald") and, for the International Growth Fund, through Indocam International Investment Services, S.A. ("IIIS"). McDonald is an affiliate of KeyBank and IIIS is the sub-adviser to the International Growth Fund. All transactions with McDonald and IIIS must be completed in accordance with procedures approved by the Board of Trustees of the Trust. During the Trust's last fiscal year, no portfolio transactions were executed through McDonald. Commissions paid to IIIS by the International Growth Fund for the fiscal years ended October 31, 1998, 1999 and 2000, totaled $10,161.90, $7,422.10 and
$1,811.93, respectively. For fiscal year 2000, 1.64% of the total commissions paid by the International Growth Fund were paid to IIIS.


Investment decisions for each Fund are made independently from those made for the other Funds of the Trust or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the securities and may follow similar investment strategies as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to such Funds, investment company or account. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds of the Trust


----------
* For purposes of the following discussion, the term "Adviser" refers to the Adviser and sub- adviser.

or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.


Brokerage commissions paid by each of the Funds listed below were as follows for the last three fiscal years ended October 31.


 -------------------------------------------------------------------------------

                                    2000              1999             1998

 -------------------------------------------------------------------------------

   Balanced                    $275,732.31       $244,757.56      $197,179.88

 -------------------------------------------------------------------------------

   Convertible  Sec's           39,706.71         50,636.98       46,738.00

 -------------------------------------------------------------------------------

 Diversified Stock             2,027,538.49      1,883,933.41     1,533,314.33

 -------------------------------------------------------------------------------

   Established Value            478,705.78        255,565.92       512,565.00

 -------------------------------------------------------------------------------

   Fund for Income                       0                 0                0

 -------------------------------------------------------------------------------

 Growth                          245,900.80        294,718.62       150,360.66

 -------------------------------------------------------------------------------

   Intermediate Income            1,466.93         48,267.61         1,271.88

 -------------------------------------------------------------------------------

   International Growth        869,246.73         860,704.76       619,297.58

 -------------------------------------------------------------------------------

   Investment Quality Bond       1,018.51             285.95           773.44

 -------------------------------------------------------------------------------

   LifeChoice Growth                    0                  0                0

 -------------------------------------------------------------------------------

 LifeChoice Moderate                     0                  0                0

 -------------------------------------------------------------------------------

 Limited Term Income                     0                  0                0

 -------------------------------------------------------------------------------

 Nasdaq-100 Index(R)              5,930.08                  0                0

 -------------------------------------------------------------------------------

 National Muni Bond                      0                  0                0

 -------------------------------------------------------------------------------

 New York Tax-Free                       0                  0                0

 -------------------------------------------------------------------------------

 Ohio Municipal Bond                     0                  0                0

 -------------------------------------------------------------------------------

 Real Estate  Inv.              50,857.00          45,149.04        46,584.80

 -------------------------------------------------------------------------------

   Small  Co. Opp'ty          207,490.21         137,765.82          136,378

 -------------------------------------------------------------------------------

   Special Value               489,697.21         564,320.18       581,672.43

 -------------------------------------------------------------------------------

   Stock Index                 116,639.78          97,107.95       107,718.60

 -------------------------------------------------------------------------------

   Value                       448,830.92         369,846.12       391,275.21

 -------------------------------------------------------------------------------

Portfolio Turnover

The portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. As indicated below, the Established Value, National Municipal Bond, Small Company Opportunity, Special Value and Stock Index Funds experienced significantly higher- portfolio turnover for the fiscal year ended October 31, 2000 compared with 1999. Higher turnover occurred in the National Municipal Bond Fund when incremental returns were captured by taking advantage of opportunities and inefficiencies in the market. Greater trading activity occurred in the Special Value Fund to capitalize on market volatility and significant appreciation of midcap securities. The Stock Index Fund experienced higher portfolio turnover due to increased corporate actions and changes in weightings in the index, all requiring periodic rebalancing of the portfolio.

The portfolio turnover rates for each of the Funds listed below were as follows for the two fiscal years ended October 31, 2000.

------------------------------------------------------------------------------------------------

                            2000        1999                              2000        1999

------------------------------------------------------------------------------------------------

Balanced                     140%        177%     LifeChoice Moderate       48%         69%

------------------------------------------------------------------------------------------------

Convertible Securities        95%         73%     Limited Term Income      162%        220%

------------------------------------------------------------------------------------------------

Diversified Stock             94%         83%     Nasdaq-100 Index(R)        1%         N/A

------------------------------------------------------------------------------------------------

Established Value             28%        11%*     National Muni Bond       270%        127%

------------------------------------------------------------------------------------------------

Fund for Income               25%        24%     New York Tax-Free         26%         28%

------------------------------------------------------------------------------------------------

Growth                       34%         33%     Ohio Municipal Bond       69%        112%

------------------------------------------------------------------------------------------------

Intermediate Income         278%        303%     Real Estate Investment   73%         62%

------------------------------------------------------------------------------------------------

International Growth        91%        106%     Small Co. Opportunity     28%        16%*

------------------------------------------------------------------------------------------------

Inv. Quality Bond          304%        398%     Special Value            65%         43%

------------------------------------------------------------------------------------------------

LifeChoice Cons.             56%         57%     Stock Index               11%          3%

------------------------------------------------------------------------------------------------

LifeChoice Growth             62%         52%     Value                     34%         36%

------------------------------------------------------------------------------------------------


* Reflects portfolio turnover rates for partial year ending October 31, 1999 (see "Advisory and Other Contracts" section). Turnover rates for the 12 months ending October 31, 1999 for Established Value and Small Company Opportunity Funds were 37% and 30%, respectively.

Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Administrator

BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator to the Funds pursuant to an administration agreement dated October 1, 1999 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser or the Sub-Adviser under their respective agreements), subject to the supervision of the Board of Trustees.


For the services rendered to the Funds and related expenses borne by the Administrator, each Fund pays the Administrator an annual fee, computed daily and paid monthly, at the following annual rates based on each Fund's average daily net assets: 0.15% for portfolio assets of $300 million and less, 0.12% for the next $300 million through $600 million of portfolio assets, and 0.10% for portfolio assets greater than $600 million. The Administrator may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.

Unless sooner terminated, the Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive two-year terms thereafter, provided that such continuance is ratified by the Trustees or by vote of a majority of the outstanding shares of each Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard of its obligations and duties thereunder.

Under the Administration Agreement, the Administrator assists in each Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the transfer agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.


The following table reflects the aggregate administration fees earned after fee reductions by the Administrator in connection with the sale of shares of each Fund for the last three fiscal years ended October 31.


-----------------------------------------------------------------------------------------------------

                                2000                      1999                      1998

-----------------------------------------------------------------------------------------------------

                                        Fee                         Fee                       Fee
                     Fees Paid        Reductions  Fees Paid      Reductions  Fees Paid     Reductions

-----------------------------------------------------------------------------------------------------

Balanced                 $591,184           $0     $628,622           $0     $565,625           $0

-----------------------------------------------------------------------------------------------------

Convertible Sec's         126,900            0      139,306            0      174,181            0

-----------------------------------------------------------------------------------------------------

Diversified Stock       1,305,473       71,020    1,342,629            0    1,142,672           0

-----------------------------------------------------------------------------------------------------

Established Value         225,149      370,799      217,967      172,809    384,111             0

-----------------------------------------------------------------------------------------------------

Federal Money Market      730,347            0      611,922      618,007      429,784           0

-----------------------------------------------------------------------------------------------------

Financial Reserves        980,673            0    1,048,129            0      987,007            0

-----------------------------------------------------------------------------------------------------

  Fund for Income        128,011      231,561       70,556      135,575       14,438       21,658

-----------------------------------------------------------------------------------------------------

  Gradison  Govt      1,156,071    1,218,842      841,000      498,000    2,799,248            0
  Res.

-----------------------------------------------------------------------------------------------------

  Growth                 609,112            0      514,406            0      336,265            0

-----------------------------------------------------------------------------------------------------

  Inst. Money Mkt      2,278,284    3,417,239    1,279,335    1,063,780      799,361      742,945

-----------------------------------------------------------------------------------------------------

  Intermediate Inc.      299,699            0      364,835            0      368,253            0

-----------------------------------------------------------------------------------------------------

  Int'l Growth           313,746            0      236,458            0    164,424             0

-----------------------------------------------------------------------------------------------------

Inv. Quality Bond         177,401            0      233,840            0      263,302            0

-----------------------------------------------------------------------------------------------------

  LifeChoice Cons.        12,034            0       12,001            0       11,015            0

-----------------------------------------------------------------------------------------------------

  LifeChoice Growth       12,034            0       12,001            0       11,015            0

-----------------------------------------------------------------------------------------------------

  LifeChoice Moderate     12,034            0       12,001            0       11,015            0

-----------------------------------------------------------------------------------------------------

  Limited Term Income     62,022            0      115,008            0      118,429            0

-----------------------------------------------------------------------------------------------------

  Nasdaq-100 Index(R)          0        1,616            0            0            0            0

-----------------------------------------------------------------------------------------------------

National Muni Bond         55,710            0       71,493            0       80,667            0

-----------------------------------------------------------------------------------------------------

  New York Tax-Free        9,466       14,199       11,349       17,023       12,437       18,656

-----------------------------------------------------------------------------------------------------

  Ohio Municipal Bond    266,427            0      229,950            0      119,065            0

-----------------------------------------------------------------------------------------------------

  Ohio Muni Money Mkt  1,179,783            0    1,204,892            0      917,889            0

-----------------------------------------------------------------------------------------------------

  Prime Obligations    2,517,100            0    1,937,569            0    1,259,710            0

-----------------------------------------------------------------------------------------------------

  Real Estate Inv.        21,598            0       23,723            0       11,216        7,642

-----------------------------------------------------------------------------------------------------

  Small Co. Opp'ty        67,320      121,778       57,100      103,295    160,216             0

-----------------------------------------------------------------------------------------------------

Special Value             309,309            0      422,304            0      601,051            0

-----------------------------------------------------------------------------------------------------

  Stock Index                  0    1,120,552        1,327      990,722            0      782,953

-----------------------------------------------------------------------------------------------------

  Tax-Free Money Mkt     932,153            0      900,367            0      726,665            0

-----------------------------------------------------------------------------------------------------

  U.S. Gov't Obl's     2,476,751            0    2,392,790            0    2,171,416            0

-----------------------------------------------------------------------------------------------------

  Value                  767,655            0      794,321            0      704,301            0

-----------------------------------------------------------------------------------------------------

Sub-Administrator


KAM serves as sub-administrator to the Trust pursuant to a sub-administration agreement dated October 1, 1997 (the "Sub-Administration Agreement"). As sub-administrator, KAM assists the Administrator in all aspects of the operations of the Trust, except those performed by KAM under its Investment Advisory Agreement.

For services provided under the Sub-Administration Agreement, the Administrator pays KAM a fee, with respect to each Fund, calculated at the annual rate of up to five one-hundredths of one percent (0.05%) of such Fund's average daily net assets. Except as otherwise provided in the Administration Agreement, KAM shall pay all expenses incurred by it in performing its services and duties as sub-administrator. Unless sooner terminated, the Sub-

Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive one-year terms thereafter, unless written notice not to renew is given by the non-renewing party.

Under the Sub-Administration Agreement, KAM's duties include maintaining office facilities, furnishing statistical and research data, compiling data for various state and federal filings by the Trust, assist in mailing and filing the Trust's annual and semi-annual reports to shareholders, providing support for board meetings, and arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.


Distributor


BISYS Fund Services Limited Partnership serves as distributor (the "Distributor") for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years, and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.


The following table reflects the total underwriting commissions earned and the amount of those commissions retained by the Distributor in connection with the sale of shares of each Fund for the three fiscal years ended October 31, 2000.


--------------------------------------------------------------------------------------------

                             2000                    1999                    1998

--------------------------------------------------------------------------------------------

                    Underwriting   Amount   Underwriting  Amount    Underwriting   Amount
                    Commissions   Retained  Commissions   Retained  Commissions   Retained

--------------------------------------------------------------------------------------------

Balanced              $43,198    $28,701    $305,269    $192,988    $148,456    $5,744


--------------------------------------------------------------------------------------------

Conv't Securities      5,813        855      29,522          0       48,035       6,080

--------------------------------------------------------------------------------------------

  Diversified        233,638     71,705    1,105,926   660,339    1,362,247      83,232
  Stock

--------------------------------------------------------------------------------------------

  Fund for Income      1,267        457      20,060          0       11,928       3,160

--------------------------------------------------------------------------------------------

  Growth              39,386      5,908     211,016          0       45,898       5,927

--------------------------------------------------------------------------------------------

  Intermediate         7,332      1,084      18,376          0          665          89
  Income

--------------------------------------------------------------------------------------------

  International       21,770      9,844      12,434      8,430       19,553       1,565
  Growth

--------------------------------------------------------------------------------------------

  Inv. Quality         5,218        755      16,083          0        3,437         448
  Bond

--------------------------------------------------------------------------------------------

  Ltd. Term Income        60         22         746          0          406         100

--------------------------------------------------------------------------------------------

Nasdaq-100            7,341      1,002           0          0          N/A         N/A
Index(R)

--------------------------------------------------------------------------------------------

National Muni Bond      4,868      1,405      42,241     23,673       37,577       2,273

--------------------------------------------------------------------------------------------

  New York             8,409      3,051      38,993     24,397       19,708       1,281
  Tax-Free

--------------------------------------------------------------------------------------------

  Ohio Municipal       8,691      1,637      42,050          0       29,884       3,834
  Bond

--------------------------------------------------------------------------------------------

  Real Estate          5,695        819       6,946          0       12,709       1,631
  Investment

--------------------------------------------------------------------------------------------

  Small Co. Opp'ty     3,802        526       6,334          0       14,615       2,156

--------------------------------------------------------------------------------------------

  Special Value        2,488        496      21,072      7,437       58,381       3,770

--------------------------------------------------------------------------------------------

  Stock Index         68,666     10,329     198,404          0      123,439      17,022

--------------------------------------------------------------------------------------------

  Value               32,805      4,589      89,154          0       18,412     2,472

--------------------------------------------------------------------------------------------


The following table reflects miscellaneous service fees paid to an affiliate by Gradison Government Income Fund, Gradison Established Value Fund and Gradison Opportunity Value Fund, predecessor funds (prior to March 5, 1999) to the Victory Fund for Income, Victory Established Value Fund and Victory Small Company Opportunity Fund, respectively.

      ----------------------------------------------------------------------------------

                                  Expense        Fiscal Year      1999        1998
                                                    Ended

      ----------------------------------------------------------------------------------

      Gradison Government    Data processing     December 31       N/A     $39,970
      Income Fund            services

      ----------------------------------------------------------------------------------

      Gradison Government    Shareholder         December 31       N/A     $59,992
      Income Fund            servicing

                             personnel costs
      ----------------------------------------------------------------------------------

      Gradison Established   Transfer agent      March 31      $418,827    $384,111
      Value Fund             and accounting
                             services

      ----------------------------------------------------------------------------------

      Gradison Opportunity   Transfer agent      March 31      $195,530    $384,111
      Value Fund             and accounting
                             services

      ----------------------------------------------------------------------------------

Transfer Agent


Bisys Fund Services Ohio, Inc. ("BISYS") serves as transfer agent for the Funds pursuant to a transfer agency agreement dated January 1, 2001. Under its agreement with the Funds, BISYS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties;
(4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Trustees concerning the Fund's operations. Boston Financial Data Services, Inc. serves as the dividend disbursing agent and shareholder servicing agent for the Funds, pursuant to a Sub-Transfer Agency and Service Agreement dated January 1, 2001.

Shareholder Servicing Plan


Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and each Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals which require a shareholder vote; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

Distribution and Service Plan


Rule 12b-1 Plan. The Trust has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1") on behalf of the following: Class A shares of the Balanced, Convertible Securities, Diversified Stock, Established Value, Financial Reserves, Fund for Income, Growth, Institutional Money Market, Intermediate Income, International Growth, Investment Quality Bond, LifeChoice, Limited Term Income, National Municipal Bond, New York Tax-Free, Ohio Municipal Bond, Ohio Municipal Money Market, Real Estate Investment, Small Company Opportunity, Special Value, and Value Funds; the Class A and Class G shares of the Nasdaq-100 Index(R) and Stock Index Funds; and the Investor and Select shares of the Federal Money Market, Institutional Money Market and U.S. Government Obligations Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Board of Trustees has adopted the Plan to allow the Adviser, any Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to the Plan. Under the Plan, if a payment to the Advisers or a Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of their shares, such payment is authorized by the Plan.

The Plan specifically recognizes that the Adviser, any Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser, a Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' shares, or to third parties, including banks, that render shareholder support services.

The Plan has been approved by the Board of Trustees. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Funds other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives the Adviser, a Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of the Funds' shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.


Class G Share Rule 12b-1 Plan. The Trust has adopted a Class G share Rule 12b-1 Distribution and Service Plan, pursuant to which Class G shares of each of the Balanced, Convertible Securities, Diversified Stock, Established Value, Growth, International Growth, Real Estate Investment, Small Company Opportunity, Special Value, and Value Funds pay the Distributor a distribution and service fee of up to 0.50%. In addition, Class G shares of the Gradison Government Reserves Fund pay the Distributor a distribution and service fee of up to 0.20%, and Class G shares of each of the Fund for Income, Intermediate Income, Investment Quality Bond, National Municipal Bond, New York Tax-Free and Ohio Municipal Bond Funds pay the Distributor a distribution and service fee of up to 0.25%.

The Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund's prospectus, statement of additional information and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds;
(c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund's Class G shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds' Class G shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.


The amount of the Rule 12b-1 fees payable by any such Fund under the Rule 12b-1 Plan is not related directly to expenses incurred by the Distributor and the Plan does not obligate the Funds to reimburse the Distributor for such expenses. The fees set forth in the Rule 12b-1 Plan will be paid by each such Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

The Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class G shares of these Funds. In addition, the Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds' Class G shares, or to third parties, including banks, that render shareholder support services.


The Rule 12b-1 Plan was approved by the Trustees, including the independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Rule 12b-1 Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their Class G shareholders. To the extent that the Rule 12b-1 Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class G shares of the Funds, additional sales of these shares may result. Additionally, certain Class G shareholder support services may be provided more effectively under the Rule 12b-1 Plan by local entities with whom shareholders have other relationships. The following table reflects the payment of Rule 12b-1 fees to the Distributor pursuant to the Rule 12b-1 Plan during the fiscal year ended October 31, 2000.


-------------------------------------------------------------------------------------

                                                             2000

-------------------------------------------------------------------------------------
Fund -- Class G Shares                     Distribution Fees       Service Fees
-------------------------------------------------------------------------------------

Balanced                                           $1,398                 $1,398

-------------------------------------------------------------------------------------

Convertible Securities                                  0                    370

-------------------------------------------------------------------------------------

Diversified Stock                                310,758                310,758

-------------------------------------------------------------------------------------

Established Value                              1,040,131              1,040,132

-------------------------------------------------------------------------------------

Fund for Income                                         0               397,033

-------------------------------------------------------------------------------------

Gradison Government Reserves                           0              2,164,904

-------------------------------------------------------------------------------------

Growth                                             11,895                 11,896

-------------------------------------------------------------------------------------

Intermediate Income                                     0                    632

-------------------------------------------------------------------------------------

International Growth                             103,549                103,550

-------------------------------------------------------------------------------------

Investment Quality Bond                                 0                    488

-------------------------------------------------------------------------------------

Nasdaq-100 Index(R)                                   751                    752

-------------------------------------------------------------------------------------

National Muni Bond                                      0                    861

-------------------------------------------------------------------------------------

New York Tax-Free                                       0                  1,423

-------------------------------------------------------------------------------------

Ohio Municipal Bond                                     0               278,475

-------------------------------------------------------------------------------------

Real Estate Investment                                 87                     88

-------------------------------------------------------------------------------------

Small Company Opportunity                         241,766                241,766

-------------------------------------------------------------------------------------

Special Value                                         150                    150

-------------------------------------------------------------------------------------

Stock Index                                        27,502                 27,503

-------------------------------------------------------------------------------------

Value                                               4,038                  4,039

-------------------------------------------------------------------------------------


Fund Accountant


BISYS Fund Services Ohio, Inc. serves as Fund Accountant for the all of the Funds pursuant to a fund accounting agreement with the Trust dated June 1, 1999. The Fund Accountant calculates each Fund's NAV, the dividend and capital gain distribution, if any, and the yield. The Fund Accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. With respect to each Fund other than the LifeChoice Funds, the Fund Accountant is entitled to receive annual fees of 0.03% of the first $100 million of each Fund's daily average net assets, 0.02% of the next $100 million of its daily average net assets, and 0.01% of the next $300 million and 0.005% of daily average net assets over $500 million. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable Fund, $2,917 per tax-free Fund and $3,333 per international Fund. With respect to the LifeChoice Funds, the Fund Accountant is entitled to receive annual fees of 0.02% of the first $100 million of a LifeChoice Fund's average daily net assets and 0.01% of assets over $100 million. Annual fund accounting fees for the LifeChoice Funds are subject to a minimum monthly assets charge of $1,666.66 per LifeChoice Fund. With respect to each Fund (including the LifeChoice Funds), the charges described above do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class.


For the last three fiscal years ended October 31, the Fund Accountant earned the following fund accounting fees:

---------------------------------------------------------------------------------------------

                                                2000             1999             1998

---------------------------------------------------------------------------------------------

  Balanced                                   $153,677         $156,195         $134,087

---------------------------------------------------------------------------------------------

  Convertible Securities                       49,942           44,702           38,972

---------------------------------------------------------------------------------------------

  Diversified Stock                           145,531          158,881          148,523

---------------------------------------------------------------------------------------------

  Established Value                            81,558         53,878

---------------------------------------------------------------------------------------------

Federal Money Market                           125,281          104,540           65,217

---------------------------------------------------------------------------------------------

  Financial Reserves                          108,622          105,892           94,228

---------------------------------------------------------------------------------------------

  Fund for Income                             107,132           69,375           56,497

---------------------------------------------------------------------------------------------

  Gradison Government Reserves               125,644          137,587              N/A

---------------------------------------------------------------------------------------------

  Growth                                       93,305           78,057           63,019

---------------------------------------------------------------------------------------------

  Institutional Money Market                  146,368          120,329          107,693

---------------------------------------------------------------------------------------------

  Intermediate Income                          86,263           98,898           77,887

---------------------------------------------------------------------------------------------

  International Growth                         90,041           77,447           66,653

---------------------------------------------------------------------------------------------

  Investment Quality Bond                      80,059           93,846           73,539

---------------------------------------------------------------------------------------------

  LifeChoice Conservative Investor             40,254           42,259           36,056

---------------------------------------------------------------------------------------------

  LifeChoice Growth Investor                   38,363           38,219           33,290

---------------------------------------------------------------------------------------------

  LifeChoice Moderate Investor                 40,646           42,209           36,454

---------------------------------------------------------------------------------------------

  Limited Term Income                          46,815           66,656           41,478

---------------------------------------------------------------------------------------------

  Nasdaq-100 Index(R)                          10,254              N/A              N/A

---------------------------------------------------------------------------------------------

National Municipal Bond                         57,379           57,954         62,558

---------------------------------------------------------------------------------------------

New York Tax-Free                               52,117           51,138         52,402

---------------------------------------------------------------------------------------------

Ohio Municipal Bond                             83,673           74,043         51,323

---------------------------------------------------------------------------------------------

Ohio Municipal Money Market                    116,763          104,079           96,726

---------------------------------------------------------------------------------------------

  Prime Obligations                           141,998          112,910           97,944

---------------------------------------------------------------------------------------------

  Real Estate Investment                       41,265           35,204           34,750

---------------------------------------------------------------------------------------------

  Small Company Opportunity                    53,161           42,588           41,005

---------------------------------------------------------------------------------------------

  Special Value                                77,067           81,552           97,582

---------------------------------------------------------------------------------------------

  Stock Index                                 173,358          156,204          153,032

---------------------------------------------------------------------------------------------

  Tax-Free Money Market                       103,914           97,408         93,791

---------------------------------------------------------------------------------------------

U.S. Government Obligations                    131,213          112,492          106,407

---------------------------------------------------------------------------------------------

  Value                                       100,180           96,760           92,444

---------------------------------------------------------------------------------------------


Custodian

General. Cash and securities owned by each of the Funds are held by KeyBank National Association ("KeyBank") as custodian pursuant to a Custodian Agreement dated August 1, 1996. Under this Agreement, KeyBank (1) maintains a separate account or accounts in the name of each Fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities;
(4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Trust's operations. KeyBank may, with the approval of a Fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that KeyBank shall remain liable for the performance of all of its duties under the Custodian Agreement. Cash and securities owned by the Funds are also held by The Bank of New York ("BNY") as sub-custodian, and certain foreign sub-custodians, pursuant to a Global Custody Agreement dated October 14, 1999.

Foreign Custody. Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund's board of directors to delegate to a "Foreign Custody Manager" the selection and monitoring of foreign sub-custodian arrangements for the Trust's assets. Accordingly, the Board delegated these responsibilities to BNY pursuant to a Foreign Custody Manager Agreement dated February 17, 2000. As Foreign Custody Manager, BNY must (a) determine that Trust assets held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust's foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures. In determining appropriateness, BNY will not evaluate a particular country's investment risks, such as (a) the use of compulsory depositories, (b) such country's financial infrastructure, (c) such country's prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and
(g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. BNY will provide to the Trust quarterly written reports regarding the Trust's foreign custody arrangements.

Independent Accountants


PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, serves as the Trust's auditors.


Legal Counsel


Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, is the counsel to the Trust.


Expenses


The Funds bear the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Funds' existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operation.

Additional Information


Description of Shares


The Trust is a Delaware business trust. The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust currently has six series of shares, which represent interests in the Funds and their respective classes listed below (described in separate Statements of Additional Information) in addition to those listed on the first page of this SAI. These Funds are not currently in operation.

    1.  Equity Income Fund, Class A Shares
    2.  Maine Municipal Bond Fund (Intermediate), Class A Shares
    3.  Maine Municipal Bond Fund (Short-Intermediate), Class A Shares
    4.  Michigan Municipal Bond Fund, Class A Shares
    5.  National Municipal Bond Fund (Long), Class A Shares
    6.  National Municipal Bond Fund (Short-Intermediate), Class A Shares

The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Additional Information about the Nasdaq-100 Index(R) Fund


The Nasdaq-100 Index(R) Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. ("Nasdaq" and, with its affiliates, the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to the Trust is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 Index(R) or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by the Trust, owners of the Nasdaq-100 Index(R) Fund, or any other person or entity from the use of the Nasdaq-100 Index(R) or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index(R) or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.


Principal Holders of Securities

To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Funds' Class A, Class G, Investor Class and Select Class equity securities as of January 31, 2001, and the percentage of the outstanding shares held by such holders are set forth in the table below. To the best knowledge of the Trust, none of the indicated shareholders were beneficial owners of those shares.


   ------------------------------- -------------------------------------- ------------------
                                                                            Percent Owned
           Victory Fund                 Name and Address of Owner            of Record
   ------------------------------- -------------------------------------- ------------------

   Balanced Fund - Class A         SNBOC and Company                           94.89 %
                                   Steve Gaspar  OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Cleveland, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Balanced Fund - Class G         McDonald & Co. Securities                   99.99%
                                   The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff
                                   Carter
                                   580 Walnut St
                                   Cincinnati, OH 45202

   ------------------------------- -------------------------------------- ------------------

   Convertible Securities Fund -   Charles Schwab & Co.                         30.68%
   Class A                         Special Custody Account #2
                                   FOB Customers
                                   Attn: Mutual Funds  Dept
                                   101 Montgomery  St
                                   San Francisco, CA  94104-4122

   ------------------------------- -------------------------------------- ------------------

                                   SBNOC and Company                            41.44%
                                   Attn:  Steve Gaspar    OH-01-49-
                                   0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   ------------------------------- -------------------------------------- ------------------
                                                                            Percent Owned
           Victory Fund                 Name and Address of Owner            of Record
   ------------------------------- -------------------------------------- ------------------

   Convertible Securities Fund -   McDonald & Co. Securities                    99.98%
   Class G                         The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff
                                   Carter
                                   580 Walnut St
                                   Cincinnati, OH 45202-3110

   ------------------------------- -------------------------------------- ------------------

   Diversified Stock Fund -        SNBOC and Company                            67.56%
   Class A                         Attn:  Steve Gaspar, OH-01-49- 0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Diversified Stock Fund -        McDonald & Co. Securities                    98.78%
   Class G                         The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff
                                   Carter
                                   580 Walnut  St
                                   Cincinnati,  OH  45202-3110

   ------------------------------- -------------------------------------- ------------------

   Established Value Fund -        SNBOC and Company                            91.77%
   Class A                         Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Established Value Fund -        McDonald & Co. Securities                    99.27%
   Class G                         The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut  St
                                   Cincinnati, OH  45202 -3110

   ------------------------------- -------------------------------------- ------------------

   Federal Money Market Fund -     SNBOC and Company                            83.92%
   Investor Class                  Attn:  Steve Gaspar, OH-01-49- 0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

                                   SNBOC and Company                             6.27%
                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Federal Money Market Fund -     SNBOC and Company                            94.81%
   Select Class                    Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Financial Reserves Fund         SNBOC and Company                            91.06%
                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

                                   SNBOC and Company                             7.57%
                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Fund for Income - Class A       SNBOC and Company                            88.14%
                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Fund for Income - Class G       McDonald & Co. Securities                    97.55%
                                   The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut  St.
                                   Cincinnati,  OH  45202-3110

   ------------------------------- -------------------------------------- ------------------

   Gradison  Government            McDonald & Co. Securities                    98.64%
   Reserves Fund - Class G         The Exclusive Benefit of Customers
   -----------------------------------------------------------------------------------------



   ------------------------------- -------------------------------------- ------------------
                                                                            Percent Owned
           Victory Fund                 Name and Address of Owner            of Record
   ------------------------------- -------------------------------------- ------------------

                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut St.
                                   Cincinnati, OH 45202-3110

   ------------------------------- -------------------------------------- ------------------

   Growth Fund - Class A           SNBOC and Company                            63.56%
                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

                                   Deloitte & Touche 401K Plan                  19.59%
                                   Chase Manhattan Bank TTEE
                                   Attn: Dan Litt, 4 New York Plaza Fl 2
                                   New York, NY 10004-2413

   ------------------------------- -------------------------------------- ------------------

                                   Deloitte & Touche Profit Sharing Plan        10.98%
                                   Chase Manhattan Bank TTEE
                                   4 New York Plaza Fl 2
                                   New York, NY 10004-2413

   ------------------------------- -------------------------------------- ------------------

   Growth Fund - Class G           McDonald & Co Securities                     99.50%
                                   The Exclusive Benefit of Customers
                                   c/o Gradison Division,  Attn: Jeff Carter
                                   580 Walnut St
                                   Cincinnati, OH  45202-3110

   ------------------------------- -------------------------------------- ------------------

   Institutional Money Market      SNBOC and Company                            69.02%
   Fund - Investor Shares          Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

                                   SNBOC and Company                             9.01%
                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Institutional Money Market      McDonald & Co. Securities                    11.88%
   Fund - Investor Shares          The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut St
                                   Cincinnati, OH 45202-3110

   ------------------------------- -------------------------------------- ------------------

   Institutional Money Market      BISYS Fund Services Ohio Inc.                93.16%
   Fund - Select Shares            The Benefit of our Customers
                                   Attn: Victory Cash Control Dept. TA
                                   3435 Stelzer Rd
                                   Columbus, OH 43219-6004

   ------------------------------- -------------------------------------- ------------------

                                   SNBOC and Company                             5.85%
                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Intermediate Income Fund -      SNBOC and Company                            94.07%
   Class A                         Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Intermediate Income Fund -      McDonald & Co. Securities                    68.18%
   Class G                         The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut St
                                   Cincinnati, OH  45202 -3110

   ------------------------------- -------------------------------------- ------------------

                                   SNBOC and Company                            31.80%
   ------------------------------- -------------------------------------- ------------------


   ------------------------------- -------------------------------------- ------------------
                                                                            Percent Owned
           Victory Fund                 Name and Address of Owner            of Record
   ------------------------------- -------------------------------------- ------------------

                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   International Growth Fund -     SNBOC and Company                            86.56%
   Class A                         Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   International Growth Fund -     McDonald & Co. Securities                    96.21%
   Class G                         The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut  St
                                   Cincinnati,  OH  45202-3110

   ------------------------------- -------------------------------------- ------------------

   Investment Quality Bond Fund    SNBOC and Company                            86.79%
   - Class A                       Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Investment Quality Bond Fund    McDonald & Co. Securities                    99.99%
    - Class G                      The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut  St
                                   Cincinnati,  OH  45202-3110

   ------------------------------- -------------------------------------- ------------------

   LifeChoice - Conservative       SNBOC and Company                            94.09%
   Investor - Class A              Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   LifeChoice -                    SNBOC and Company                            91.88%
   Growth Investor - Class A       Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

                                   BISYS BD Services Inc                         5.78%
                                   PO BOX 4054
                                   Concord, CA 94524-4054


   ------------------------------- -------------------------------------- ------------------

   LifeChoice -                    SNBOC and Company                            95.18%
   Moderate Investor - Class A     Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Limited Term Income Fund -      SNBOC and Company                            96.81%
   Class A                         Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Nasdaq 100-Index(R)Fund -       SNBOC and Company                            85.59%
   Class A                         Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Nasdaq-100 Index(R)Fund -       McDonald & Co. Securities                    99.84%
   Class G                         The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut St
                                   Cincinnati, OH 45202-3110

   ------------------------------- -------------------------------------- ------------------

   National Municipal Bond Fund    SNBOC and Company                            31.04%
   - Class A                       Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   ------------------------------- -------------------------------------- ------------------
                                                                            Percent Owned
           Victory Fund                 Name and Address of Owner            of Record
   ------------------------------- -------------------------------------- ------------------

                                   Charles Schwab & Co                          14.41%
                                   Special Custody Acct# 2,
                                   FBO Customers
                                   Attn:  Mutual Funds Dept
                                   101 Montgomery St
                                   San Francisco  CA  94104-4122

   ------------------------------- -------------------------------------- ------------------

                                   Merrill Lynch Pierce Fenner & Smith           5.38%
                                   For Sole Benefit of its Customers
                                   Attn: Fund Admin Team
                                   4800 Deer Lake Drive East 3rd Floor
                                   Jacksonville  FL  32246-6484

   ------------------------------- -------------------------------------- ------------------

   National Municipal Bond Fund    McDonald & Co. Securities                   100.00%
   - Class G                       The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut St
                                   Cincinnati, OH 45202

   ------------------------------- -------------------------------------- ------------------

   New York Tax-Free               SNBOC and Company                            21.13%
   Fund - Class A                  Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   New York Tax-Free               McDonald & Co. Securities                   100.00%
   Fund - Class G                  The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut St
                                   Cincinnati, OH 45202

   ------------------------------- -------------------------------------- ------------------

   Ohio Municipal  Bond Fund -     SNBOC and Company                            83.32%
   Class A                         Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Ohio Municipal Bond Fund --     McDonald & Co. Secu rities                   98.25%
   Class G                         The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut St
                                   Cincinnati, OH 45202

   ------------------------------- -------------------------------------- ------------------

   Ohio Municipal                  SNBOC and Company                            44.11%
   Money Market Fund               Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

                                   McDonald & Co. Securities                    32.63%
                                   The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut  St
                                   Cincinnati, OH 45202

   ------------------------------- -------------------------------------- ------------------

                                   SNBOC and Company                            18.17%
                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Prime Obligations Fund         SNBOC and Company                             45.72%
                                  Attn: Steve Gaspar, OH-01-49-0331
                                  4900 Tiedeman Rd
                                  Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

                                  SNBOC and Company                             35.32%
                                  Attn: Steve Gaspar, OH-01-49-0331
  ------------------------------- --------------------------------------- ------------------

>

   ------------------------------- -------------------------------------- ------------------
                                                                            Percent Owned
           Victory Fund                 Name and Address of Owner            of Record
   ------------------------------- -------------------------------------- ------------------



                                  4900 Tiedeman Rd
                                  Brooklyn, OH 44144-2338
   ------------------------------- -------------------------------------- ------------------
                                   McDonald & Co. Securities                    14.28%
                                   The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut  St
                                   Cincinnati,  OH  45202-3110

   ------------------------------- -------------------------------------- ------------------

   Real Estate Investment Fund -   SNBOC and Company                            77.24%
   Class A                         Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

                                   Marlene Hess                                  8.14%
                                   770 Park Avenue
                                   New York, NY 10021-4153

   ------------------------------- -------------------------------------- ------------------

   Real Estate Investment Fund -   McDonald & Co. Securities                    99.60%
   Class G                         The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut  St
                                   Cincinnati, OH  45202 -3110

   ------------------------------- -------------------------------------- ------------------

   Small Company Opportunity       SNBOC and Company                            93.21%
   Fund - Class A                  Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Small Company Opportunity       McDonald & Co. Securities                    99.21%
   Fund - Class G                  The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut  St
                                   Cincinnati, OH  45202 -3110

   ------------------------------- -------------------------------------- ------------------

   Special Value Fund - Class A    SNBOC and Company                            97.17%
                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Special Value Fund - Class G    McDonald & Co. Securities                    99.24%
                                   The Exclusive Benefit of Customers
                                   Attn: Jeff Carter
                                   c/o Gradison Division
                                   580 Walnut St
                                   Cincinnati, OH  45202-3110

   ------------------------------- -------------------------------------- ------------------

   Stock Index Fund - Class A      SNBOC and Company                            95.46%
                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Stock Index Fund - Class G      McDonald & Co. Securities                    99.82%
                                   The Exclusive Benefit of Customers
                                   Attn: Jeff Carter
                                   c/o Gradison Division
                                   580 Walnut St
                                   Cincinnati, OH  45202-3110

   ------------------------------- -------------------------------------- ------------------

   Tax-Free Money Market Fund      McDonald & Co. Securities                    34.76%
                                   The Exclusive Benefit of Customers
                                   Attn: Jeff Carter
                                   c/o Gradison Division
                                   580 Walnut St
   ------------------------------- ------------------------------------- -------------------



   ------------------------------- -------------------------------------- ------------------
                                                                            Percent Owned
           Victory Fund                 Name and Address of Owner            of Record
   ------------------------------- -------------------------------------- ------------------

                                   Cincinnati, OH  45202-3110

   ------------------------------- -------------------------------------- ------------------

                                   SNBOC and Company                            34.62%
                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

                                   SNBOC and Company                           24.58%
                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

                                   SNBOC and Company                             5.33%
                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   U.S. Gov't Obligations Fund -   SNBOC and Company                            99.08%
   Investor                        Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   U.S. Gov't Obligations Fund -   SNBOC and Company                            44.06%
   Select                          Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338
   ------------------------------- -------------------------------------- ------------------
                                   SNBOC and Company                            26.51%
                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

                                   SNBOC and Company                            18.49%
                                   Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   U.S. Gov't Obligations Fund -   McDonald & Co. Securities                     6.14%
   Select                          The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut  St
                                   Cincinnati,  OH  45202-3110

   ------------------------------- -------------------------------------- ------------------

   Value  Fund -                   SNBOC and Company                            93.15%
   Class A                         Attn: Steve Gaspar, OH-01-49-0331
                                   4900 Tiedeman Rd
                                   Brooklyn, OH 44144-2338

   ------------------------------- -------------------------------------- ------------------

   Value Fund -                    McDonald & Co. Securities                    99.98%
   Class G                         The Exclusive Benefit of Customers
                                   c/o Gradison Division, Attn: Jeff Carter
                                   580 Walnut St
                                   Cincinnati, OH 45202-3110

   ------------------------------- -------------------------------------- ------------------

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote ("share-based voting"). Alternatively (except where the 1940 Act requires share-based voting), the Board in its discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders vote as a single class on all matters except that (1) when required by the 1940 Act, shares shall be voted by individual Fund or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.


Shareholder and Trustee Liability


The Trust is organized as a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.


Financial Statements

The audited financial statements of the Trust, with respect to all the Funds, for the fiscal period or year ended October 31, 2000 are incorporated by reference herein.

 Miscellaneous


As used in the Prospectuses and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular Fund of the Trust will be the relative NAV of each respective Fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in the Prospectuses and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust. The Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

APPENDIX


Description of Security Ratings


The NRSROs that may be utilized by the Adviser or the Sub-Advisers with regard to portfolio investments for the Funds include Moody's, S&P, Thomson Financial BankWatch ("Thomson") and Fitch IBCA, Duff & Phelps ("Fitch"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser or a Sub-Adviser and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

Moody's

        Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category).

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

        Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit). The following describes Moody's three highest short-term debt ratings.

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

-     Leading market positions in well-established industries.
-     High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection. - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Short-Term Loan/Municipal Note Ratings. The following describes Moody's two highest short-term loan/municipal note ratings.

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P

        Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification).

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

        Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit). The following describes S&P's three highest short-term debt ratings.

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        Short-Term Loan/Municipal Note Ratings. The following describes S&P's two highest municipal note ratings.

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

Thomson Short-Term Debt Ratings

Thomson ("TBW") Short-Term ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. These Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, Thomson does not suggest specific investment criteria for individual clients.

TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. These Ratings apply only to unsecured instruments that have a maturity of one year or less. TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Fitch Credit Ratings

        Long-Term Debt -- Investment Grade

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

        Long-Term Debt -- Speculative Grade

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

        Short-Term Debt

F1. Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D.  Default.  Denotes actual or imminent payment default.

Notes for Fitch Ratings:

"+" or "--" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC" or to short-term ratings other than "F1."

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                             Registration Statement

                                       of

                             THE VICTORY PORTFOLIOS

                                       on

                                    Form N-1A

PART C. OTHER INFORMATION

Item 23.

            Exhibits:

(a)(1)      Certificate of Trust (1)

(a)(2)(a) Delaware Trust Instrument dated December 6, 1995, as amended March 27, 2000. (2)

(a)(2)(b)   Schedule A to Trust Instrument, as revised September 30, 2000.

(b)         Bylaws, Amended and Restated as of August 28, 1998.(3)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)(a) Investment Advisory Agreement dated as of March 1, 1997 between Registrant and Key Asset Management Inc. ("KAM").(4)

(d)(1)(b) Schedule A to Investment Advisory Agreement dated as of March 1, 1997, as revised March 27,2000.(2)

(d)(2)(a) Investment Advisory Agreement dated March 1, 1997 between Registrant and KAM. (5)

(d)(2)(b) Schedule A to the Investment Advisory Agreement between Registrant and KAM regarding the Established Value Fund, Gradison Government Reserves Fund, Nasdaq-100 Index Fund and Real Estate Investment Fund, and as amended September 30, 2000.

(d)(3) Investment Advisory Agreement dated June 1, 1998 between Registrant and KAM. (3)

---------------
(1) Filed as an Exhibit to Post-Effective Amendment No. 26 to
Registrant's Registration Statement on Form N-1A filed electronically on December 28, 1995, accession number 0000950152-95-003085.

(2) Filed as an Exhibit to Post-Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A filed electronically on June 1, 2000, accession number 0000922423-00-000816.

(3) Filed as an Exhibit to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A filed electronically on November 19, 1998, accession number 0000922423-98-001323.

(4) Filed as an Exhibit to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A filed electronically on July 29, 1998, accession number 0000922423-98-000725.

(5) Filed as an Exhibit to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed electronically on December 12, 1997, accession number 0000922423-97-001015.

(d)(4) Portfolio Management Agreement dated June 1, 1998 between Registrant, KAM and Indocam International Investment Services, S.A. regarding the International Growth Fund.(6)

(e)(1)(a) Distribution Agreement dated June 1, 1996 between Registrant and BISYS Fund Services Limited Partnership (together with its subsidiaries, "BISYS"). (4)

(e)(1)(b)   Schedule I to the Distribution Agreement, as revised September 30,
            2000.

(f)         None.

(g)(1)(a) Amended and Restated Mutual Fund Custody Agreement dated August 1, 1996 between Registrant and Key Trust of Ohio, Inc., with Attachment B revised as of March 2, 1998.(4)

(g)(1)(b) Schedule A to the Mutual Fund Custody Agreement, as revised September 30, 2000.

(g)(2) Global Custody Agreement dated October 14, 1999 between The Bank of New York and Key Trust Company of Ohio.(2)

(g)(3) Foreign Custody Manager Agreement dated February 17, 2000 between The Bank of New York and Registrant. (2)

(h)(1)      Form of Broker-Dealer Agreement.(7)

(h)(2)(a) Administration Agreement dated October 1, 1999 between Registrant and BISYS. (8)

(h)(2)(b) Schedule I to the Administration Agreement, as revised September 30, 2000.

(h)(3)(a) Sub-Administration Agreement dated October 1, 1999 between BISYS and KAM. (8)

(h)(3)(b) Schedule A to the Sub-Administration Agreement, as revised [September 30, 2000].

(h)(4)(a) Transfer Agency and Service Agreement dated July 12, 1996 between Registrant and State Street Bank and Trust Company. (4)

(h)(4)(b) Amendment dated June 30, 2000 to Transfer Agency and Service Agreement dated June 12, 1996 between Registrant and State Street Bank and Trust Company.

(h)(4)(c) Schedule A to the Transfer Agency and Service Agreement dated July 12, 1996 between Registrant and State Street Bank and Trust Company, as revised September 30, 2000.

(h)(4)(d) Transfer Agency and Service Agreement dated January 2, 2001 between Registrant and BISYS Fund Services, Ohio Inc.

---------------
(6) Filed as an Exhibit to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A filed electronically on June 12, 1998, accession number 0000922423-98-000602.

(7) Filed as an Exhibit to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed electronically on January 31, 1996, accession number 0000922423-96-000047.

(8) Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A filed electronically on October 15, 1999, accession number 0000922423-99-001196.

(h)(5)(a) Fund Accounting Agreement dated June 1, 1999 between Registrant and BISYS. (9)

(h)(5)(b) Schedule A to the Fund Accounting Agreement, as revised September 30, 2000.

(h)(6) Purchase Agreement is incorporated herein by reference to Exhibit 13(c) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

(h)(7) Expense Limitation Agreement dated February 6, 2001 between the Registrant and Key Asset Management Inc.

(i)(1) Opinion of Kramer Levin Naftalis & Frankel LLP regarding Nasdaq-100 Index(R)Fund. (2)

(i)(2) Opinion of Kramer Levin Naftalis & Frankel LLP regarding all Funds other than Nasdaq-100 Index(R)Fund.(10)

(j)(1) Opinion of Morris, Nichols, Arsht & Tunnell regarding Nasdaq-100 Index(R)Fund. (2)

(j)(2) Opinion of Morris, Nichols, Arsht & Tunnell all Funds other than Nasdaq-100 Index(R) Fund.(10)

(j)(3)      Consent of Kramer Levin Naftalis & Frankel LLP

(j)(4)      Consent of PricewaterhouseCoopers LLP.

(k)         Not applicable.

(l)(1) Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio is incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on November 13, 1986.

(l)(2) Purchase Agreement dated October 15, 1989 is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

(m)(1)(a)   Distribution and Service Plan dated June 5, 1995. (4)

(m)(1)(b) Schedule I to the Distribution and Service Plan dated June 5, 1995, revised as of December 12, 2000.

(m)(2)(a) Distribution and Service Plan dated June 5, 1995 for B Shares of Registrant.

---------------
(9) Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A filed electronically on June 17, 1999, accession number 0000922423-99-000795.

(10) Filed as an Exhibit to Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A filed electronically on February 28, 2000, accession number 0000922423-00-000417.

(m)(2)(b) Schedule I to the Distribution and Service Plan dated June 5, 1995 for B Shares, as revised as of December 12, 2000.

(m)(3)(a) Distribution and Service Plan dated March 27, 2000 for certain Funds. (2)

(m)(3)(b) Schedule I to the Distribution and Service Plan dated March 27, 2000, revised as of December 12, 2000.

(m)(4)(a) Distribution and Service Plan dated December 11, 1998 for Class G Shares of Registrant.(11)

(m)(4)(b) Schedule I to Distribution and Service Plan for Class G Shares, as revised December 12, 2000.

(m)(5)(a)   Shareholder Servicing Plan dated June 5, 1995.(4)

(m)(5)(b) Schedule I to the Shareholder Servicing Plan, as revised September 30, 2000.

(m)(5)(c)   Form of Shareholder Servicing Agreement. (1)

(n) Amended and Restated Rule 18f-3 Multi-Class Plan, dated as of September 30, 2000.

(p)(1)      Code of Ethics of Registrant.

(p)(2)      Code of Ethics of KAM.

(p)(3)      Code of Ethics of BISYS.(2)

            Powers of Attorney of Theodore H. Emmerich, Harry Gazelle, Frankie
            D. Hughes, Thomas F. Morrissey, H. Patrick Swygert, Eugene J. McDonald, Donald E. Weston and Leigh A. Wilson. (2)

Item 24.    Persons Controlled by or Under Common Control with Registrant.

            None.

Item 25.    Indemnification

Article X, Section 10.02 of Registrant's Delaware Trust Instrument, as amended, incorporated herein as Exhibit (a)(2) hereto, provides for the indemnification of Registrant's Trustees and officers, as follows:

Section 10.02  Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

            (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;


---------------
(11) Filed as an Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A filed electronically on January 26, 1999, accession number 0000922423-99-000059.

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection
(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

Indemnification of the Fund's principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit 6(a) hereto, Section 28 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto,
Section 5 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(d) hereto, and Section 7 of the Transfer Agency Agreement incorporated by reference as Exhibit 9(c) hereto. Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Adviser

KAM is the investment adviser to each Fund of The Victory Portfolios. KAM is a wholly-owned indirect subsidiary of KeyCorp, a bank holding company which had total assets of approximately $87 billion as of December 31, 2000. KeyCorp is a leading financial institution doing business in 13 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, mortgage and leasing companies. KAM and its affiliates have over $75 billion in assets under management, and provide a full range of investment management services to personal and corporate clients.

Indocam International Investment Services, S.A. ("IIIS") serves as the sub-adviser to the International Growth Fund. IIIS and its advisory affiliates ("Indocam") are the global asset management component of the Credit Agricole banking and financial services group. IIIS is a registered investment adviser with the SEC and also serves as the investment adviser to the France Growth Fund and as sub-adviser for the BNY Hamilton International Equity Fund and the John Hancock European Equity Fund. Indocam has affiliates that are engaged in the brokerage business. The principal office of IIIS is 90 Blvd. Pasteur, 75730, Paris, CEDEX, 15 -- France.

To the knowledge of Registrant, none of the directors or officers of KAM or IIIS, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of KAM also hold positions with KeyCorp or its subsidiaries.

The principal executive officers and directors of KAM are as follows:

Directors:

William G. Spears       o      Senior Managing Director, Director and Chairman.
Richard J. Buoncore     o      Senior Managing Director, President and Chief
                               Executive Officer.
Bradley E. Turner       o      Senior Managing Director, Chief Compliance
                               Officer and Chief Operating Officer.
Anthony Aveni           o      Senior Managing Director and Chief Investment
                               Officer.
Vincent DeP. Farrell    o      Senior Managing Director. Also, Chief Investment
                               Officer of Spears, Benzak, Salomon & Farrell
                               Division.
Robert B. Heisler, Jr.  o      Senior Managing Director.  Also, President, Key
                               CapitalPartners.
Robert T. Clutterbuck   o      Senior Managing Director.  Also, President,
                               Chief Financial Officer and Chief Operating
                               Officer of McDonald Investments Inc.

Other Officers:

James D. Kacic          o      Treasurer.  Also, Chief Financial Officer, Chief
                               Administrative Officer, and Senior Managing
                               Director.
Michael Foisel          o      Assistant Treasurer.
William J. Blake        o      Secretary.
Steven N. Bulloch       o      Assistant Secretary. Also, Senior Vice President
                               and Senior Counsel of KeyCorp Management Company.

The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

The principal executive officers and directors of IIIS are as follows:

Jean-Claude Kaltenbach       o   Chairman and CEO.
Ian Gerald McEvatt           o   Director.       Claude Doumic     o   Director.
Didier Guyot de la Pommeraye o   Director.       Charles Vergnot   o   Director.
Eric Jostrom                 o   Director.       Gerard Sutterlin  o   Secretary
                                                                       General.

The business address of each of the foregoing individuals is 90 Blvd. Pasteur, 75730 Paris, CEDEX 15 -- France.

Item 27.    Principal Underwriter

(a) BISYS Fund Services Limited Partnership (the "Distributor"), an affiliate of Registrant's administrator, also acts as the distributor for the following investment companies as of January 18, 2001.

Alpine Equity Trust                    The Infinity Mutual Funds,     Republic Funds Trust
American Independence Funds Trust          Inc.                       Summit Investment Trust
American Performance Funds             LEADER Mutual Funds            USAllianz Variable
AmSouth Funds                          Mercantile Mutual Funds, Inc.  Insurance Products Trust
BB&T Funds                             Metamarkets.com                Variable Insurance Funds
The Coventry Group                     Meyers Investment Trust        The Victory Portfolios
The Eureka Funds                       MMA Praxis Mutual Funds        The Victory Variable
Fifth Third Funds                      M.S.D.&T. Funds                    Insurance Funds
Hirtle Callaghan Trust                 Old Westbury Funds, Inc.       Vintage Mutual Funds, Inc.
HSBC Funds Trust and HSBC Mutual       Pacific Capital Funds          WHATIFI Funds
  Funds Trust                          Republic Advisor Funds Trust

(b) Directors and officers of BISYS Fund Services Limited Partnership, the general partner of the Distributor, as of January 18, 2001 were as follows:

Dennis Sheehan            o   Executive Officer
William Tomko             o   Supervising Principal.
Gregory A. Trichtinger    o   Vice President.
Andrew Corbin             o   Vice President.
Robert Tuch               o   Assistant Secretary.

Olu T. Lawal              o   Chief Financial Officer.

None of the foregoing individuals holds any position with Registrant. The business address of each of these individuals is BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43215.

(c) Not applicable.

Item 28.    Location of Accounts and Records

(1) Key Asset Management Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as investment adviser and sub-administrator).

(2) Indocam International Investment Services, S.A., 9, rue Louis Murat, Paris, France 75008 (records relating to its function as investment sub-adviser for the International Growth Fund only).

(3) KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its function as shareholder servicing agent).

(4) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator and fund accountant).

(5) BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its function as distributor).

(6) Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171 (records relating to its functions as dividend disbursing agent and shareholder servicing agent).

(7) Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as custodian and securities lending agent).

(8) The Bank of New York, One Wall Street, New York, New York 10286 (records relating to its function as sub-custodian of the Balanced Fund, Convertible Securities Fund, International Growth Fund and Real Estate Investment Fund).

Item 29.    Management Services

            None.

Item 30.    Undertakings

            None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant's Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 23rd day of February, 2001.

                                      THE VICTORY PORTFOLIOS

                                      By:/s/ Leigh A. Wilson
                                         -------------------
                                         Leigh A. Wilson, President and Trustee

         Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

      Signature                     Title                         Date
      ---------                     -----                         ----

/s/ Roger Noall               Chairman of the Board and       February 23, 2001
---------------               Trustee
    Roger Noall

/s/ Leigh A. Wilson           President and Trustee           February 23, 2001
-------------------
    Leigh A. Wilson

/s/ Joel B. Engle             Treasurer                       February 23, 2001
-----------------
    Joel B. Engle

/s/ Theodore H. Emmerich      Trustee                         February 23, 2001
-------------------------
    Theodore Emmerich

/s/ Harry Gazelle             Trustee                         February 23, 2001
------------------
    Harry Gazelle

/s/ Frankie D. Hughes         Trustee                         February 23, 2001
----------------------
    Frankie D. Hughes

/s/ Eugene J. McDonald        Trustee                         February 23, 2001
-----------------------
    Eugene J. McDonald

/s/ Thomas F. Morissey        Trustee                         February 23, 2001
-----------------------
    Thomas F. Morrissey

/s/ H. Patrick Swygert        Trustee                         February 23, 2001
-----------------------
    H. Patrick Swygert

/s/ Frank A. Weil             Trustee                         February 23, 2001
------------------
    Frank A. Weil

                             THE VICTORY PORTFOLIOS

                                INDEX TO EXHIBITS

Item 23.

Exhibit Number

EX-99.a     Schedule A to Trust Instrument, dated September 30, 2000.

EX-99.d Schedule A to the Investment Advisory Agreement between Registrant and KAM regarding the Established Value Fund, Gradison Government Reserves Fund, Nasdaq-100 Index Fund and Real Estate Investment Fund, as amended September 30, 2000.

EX-99.e     Schedule I to the Distribution Agreement, as revised September 30,
            2000.

EX-99.g Schedule A to the Mutual Fund Custody Agreement, as revised September 30, 2000.

EX-99.h(a)  Schedule I to the Administration Agreement, as revised September 30,
            2000.

EX-99.h(b)  Schedule A to the Sub-Administration Agreement, as revised September
            30, 2000.

EX-99.h(c)  Amendment dated June 30, 2000 to Transfer Agency and Service
            Agreement dated June 12, 1996 between Registrant and State Street Bank and Trust Company.

EX-99.h(d)  Schedule A to Transfer Agency and Service Agreement dated July 12,
            1996 between Registrant and State Street Bank and Trust Company, as revised September 30, 2000.

EX-99.h(e)  Transfer Agency and Service Agreement dated January 2, 2001 between
            Registrant and Bisys Fund Services, Ohio Inc.

EX-99.h(f)  Schedule A to the Fund Accounting Agreement, as revised September
            30, 2000.

EX-99.h(g)  Expense Limitation Agreement dated February 6, 2001 between the
            Registrant and Key Asset Management Inc.

EX-99.j(a)  Kramer Levin Naftalis & Frankel LLP consent.

EX-99.j(b)  PricewaterhouseCoopers LLP consent.

EX-99.m(a)  Schedule I to the Distribution and Service Plan dated June 5, 1995, revised as of December 12, 2000.

EX-99.m(b)  Distribution and Service Plan dated June 5, 1995 for B Shares of
            Registrant.

EX-99.m(c)  Schedule I to the Distribution and Service Plan dated June 5, 1995 for B Shares, as revised as of December 12, 2000

EX-99.m(d)  Schedule I to the Distribution and Service Plan dated March 27,
            2000, revised as of December 12, 2000.

EX-99.m(e)  Schedule I to Distribution and Service Plan for Class G Shares, as
            revised December 12, 2000.

EX-99.m(f)  Schedule I to the Shareholder Servicing Plan, as revised September
            30, 2000.

EX-99.n Amended and Restated Rule 18f-3 Multi-Class Plan, dated as of September 30, 2000.

EX-99.p(a)  Code of Ethics of Registrant.

EX-99.p(b)  Code of Ethics of KAM.